[STAG ICON]
HARTFORD LIFE

ANNUAL REPORT
DECEMBER 31, 2000

- MANAGER DISCUSSIONS

- FINANCIALS

HARTFORD
GLOBAL HEALTH HLS FUND

PORTFOLIO MANAGER

JOSEPH H. SCHWARTZ, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

ANNE C. GALLO
Vice President
Wellington Management Company, LLP

JEAN H. HYNES, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

KIRK J. MAYER
Assistant Vice President
Wellington Management Company, LLP

Q. HOW DID THE FUND PERFORM?
Hartford Global Health HLS Fund returned 48.18% since inception for the period ending December 31, 2000. The Fund significantly outperformed its benchmark, Goldman Sachs Health Care Index, which returned 28.87% and also outperformed the Lipper Health & Biotechnology Average, which returned 30.1%, for the same time period.

Q. WHY DID THE FUND PERFORM THIS WAY?
During the year, strength was exhibited throughout all sub-sectors within health care and was one of the three best performing sectors in 2000. Good stock selection and positioning within the various sub-sectors of the industry were the primary contributors of performance. We maintained our overweight position with the medical device sub-sector due to significant benefits from a technological renaissance and favorable growth prospects. We also remained underweight within the pharmaceutical and biotechnology sub-sector based on continued valuation concerns. At the end of the year, we had increased our exposure within the global markets, reflecting our view that health care is a global growth sector, and that many strong investment opportunities exist worldwide. The top contributors to performance included IMMUNEX, LABORATORY CORPORATION OF AMERICA and AVENTIS.

Q. WHAT IS YOUR OUTLOOK FOR THE YEAR 2001?
We remain optimistic about the future growth prospects for the global health care sector. Although health care stock valuations have meaningfully expanded during the past year, it is our belief that they are not excessive. Importantly, the imminent recovery of the Euro relative to the U.S. Dollar will likely reinforce near-term growth prospects and subsequently increase the probabilities of positive earnings surprise for U.S.-based health care companies.

PERFORMANCE OVERVIEW

5/1/2000 - 12/31/2000
GROWTH OF A $10,000 INVESTMENT.

[CHART]

Global Health Fund IA                            $14,818
Goldman Sachs Health Care Index                  $12,887

RETURNS (Inception 5/1/00)

                                                       Cumulative Returns
                                                     as of December 31, 2000

                                                        SINCE INCEPTION
Global Health IA                                             48.18%
Goldman Sachs Health Care Index                              28.87%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD GLOBAL HEALTH HLS FUND. (THE CUMULATIVE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES AT THE FUND'S INCEPTION OF 5/1/2000 WOULD HAVE BEEN VALUED AT $14,800 ON 12/31/2000.

HARTFORD
GLOBAL TECHNOLOGY HLS FUND

PORTFOLIO MANAGER

SCOTT E. SIMPSON
Senior Vice President and Partner
Wellington Management Company, LLP

JOHN F. AVERILL, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

BRUCE L. GLAZER
Assistant Vice President
Wellington Management Company, LLP

PAUL D. JACKSON
Assistant Vice President
Wellington Management Company, LLP

ERIC STROMQUIST
Senior Vice President and Partner
Wellington Management Company, LLP

Q. HOW DID THE FUND PERFORM?
Hartford Global Technology HLS Fund returned -37.37% since inception for the period ending December 31, 2000. The Fund outperformed its benchmark, the Goldman Sachs Technology Composite Index, which returned -41.98%.

Q. WHY DID THE FUND PERFORM THIS WAY?
The fundamental outlook weakened faster than expected resulting in technology stocks under-performing the broader market indices. Specifically, we continued to see signs that the ongoing economic slowdown combined with the demise of the dot.com's take a toll on demand for technology products and services. Sub-sector issues in areas such as wireless communications where compelling new data applications have yet to emerge have also exacerbated this general weakness. The combination of volatile technology markets and the launch of the Fund led to considerable trading activity during the year. Throughout the period, the team began to build positions in stocks that we believed were trading at attractive valuations. In particular, the team focused on finding over-sold stocks in high-growth sub-sectors such as communications and software. As a result, we ended the year with overweight positions in both the communications and software sub-sectors. We also built an overweight position in the service sub-sector, which is attractive due to its combination of value and predictability during such volatile times. The team has also opportunistically built positions in other sub-sectors including computer hardware and semiconductors, although both are underweight relative to the benchmark. Our largest contributors to performance for the year were 3COM, HANDSPRING and SABRE HOLDINGS.

Q. WHAT IS YOUR OUTLOOK FOR THE YEAR 2001?
While we believe many stocks already reflect the current environment, earnings estimates remain too high for the sector. As a result, we remain concerned about the near-term despite improved valuations. Given this environment, we are very focused on constructing the portfolio on stock-by-stock basis. In particular, we continue to find attractively priced stocks in high-growth sub-sectors such as communications and software where slower growth appears to be more fully discounted. Our favorable long-term outlook is unwavering. However, we believe the days of simply buying a basket of technology stocks and earning strong absolute returns are behind us. As a result, stock selection is becoming increasingly important. As we are all analysts at heart, a shift from speculation towards a renewed focus on fundamental investment analysis plays to our strengths. We remain prepared and well positioned to take advantage of changes within the equity markets over the near- and the long-term.

PERFORMANCE OVERVIEW

5/1/2000 - 12/31/2000
GROWTH OF A $10,000 INVESTMENT.

[CHART]

Global Tech Fund IA                              $6,263
Goldman Sachs Tech Index                         $5,802

Returns (Inception 5/1/2000)

                                                       Cumulative Returns
                                                    as of December 31, 2000

                                                        SINCE INCEPTION
Global Tech IA                                             (37.37%)
Goldman Sachs Tech Index                                   (41.98%)

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD GLOBAL TECHNOLOGY HLS FUND. (THE CUMULATIVE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES AT THE FUND'S INCEPTION OF 5/1/2000 WOULD HAVE BEEN VALUED AT $6,255 ON 12/31/2000.

HARTFORD
SMALL COMPANY HLS FUND

PORTFOLIO MANAGER

[PICTURE OF STEVE ANGELI]
STEVE ANGELI, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

Q. HOW DID THE FUND PERFORM?
Hartford Small Company HLS Fund returned -13.12% for the year ended December 31, 2000, under-performing the Lipper Small Cap VA-UF Average, which provided a return of 0.24% for the same period.

Q. WHY DID THE FUND PERFORM THIS WAY?
It was an extremely volatile year for small company stocks, with the Russell 2000 Index in negative territory for the 12-month period (-3.02%). While we reduced the Fund's exposure to the technology sector during the early part of the year, we could not escape the market turmoil that ensued in the latter part of the second quarter. During the correction, we took advantage of cheaper valuations to increase or establish positions in fundamentally sound companies, and the Fund benefited from an overweight position in the energy sector resulting from a sustainable rise in oil and natural gas prices. Our underweight position in retail, relative to the Russell 2000, also was a benefit, as the Fed's rate increases had a damaging effect on consumer spending and retail stocks.

Q. WHAT IS YOUR OUTLOOK FOR THE YEAR 2001?
We have prepared the portfolio for an economic slowdown of considerable size. A period of Fed easing will mitigate the economic downturn, but it may not be fast enough to stem the falling tide of consumer confidence in the small company arena. The portfolio is positioned to benefit from a period of declining interest rates with increased positions in retail and industrial companies that should benefit in this environment. Many of these stocks have already discounted an economic slowdown, and therefore should perform well when the rate cuts stimulate the economy.

PERFORMANCE OVERVIEW

8/9/1996 - 12/31/2000
GROWTH OF A $10,000 INVESTMENT.

[CHART]

Small Company Fund IA               $20,398
Russell 2000                        $15,632

Returns

                                        Average Annual Returns
                                       as of December 31, 2000

                                   1 YEAR          SINCE INCEPTION
Small Co. IA                      (13.12%)             17.60%
Russell 2000                       (3.02%)             10.69%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD SMALL COMPANY HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES AT THE FUND'S INCEPTION OF 8/9/1996 WOULD HAVE BEEN VALUED AT $20,237 ON 12/31/2000.

HARTFORD
CAPITAL APPRECIATION HLS FUND

PORTFOLIO MANAGER

[PICTURE OF SAUL J. PANNELL]
SAUL J. PANNELL, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

Q. HOW DID THE FUND PERFORM?
The Hartford Capital Appreciation HLS Fund returned 13.22% for the year ended December 31, 2000 significantly outperforming the -8.1% return for the Lipper Cap App VA- UF Average and exceeding the Composite Index, which returned -0.8% for the same time period.

Q. WHY DID THE FUND PERFORM THIS WAY?
The Fund's outperformance resulted from strong stock selection though a diverse group of companies within several macroeconomic sectors: MAY DEPT STORES (Retail), WASTE MANAGEMENT (Utilities), PHILIP MORRIS (Food, Beverage & Tobacco), DOW CHEMICAL (Chemicals), CROSS TIMBERS OIL CO. (Energy). The Fund's worst performers were primarily in the technology sector and included VERISIGN, VEECO INSTRUMENTS, and EXODUS COMMUNICATIONS. Although we reduced our exposure to information technology as the year progressed, we took advantage of the good technology stocks that investors had thrown out during the sentiment change that engulfed technology. This sector continues to represent the largest absolute weight in the Fund. Energy, industrial and commercial, and consumer staples were increased during this period and we used the overall volatility in the market to upgrade the Fund's upside price potential.

Q. WHAT IS YOUR OUTLOOK FOR THE YEAR 2001?
There are clear signs that the economy is slowing, which is likely to result in decreases in earnings expectations. However, the good news for the markets is that the combination of slower growth and lower inflation will allow the Federal Reserve to adopt a more accommodating monetary policy in the year ahead; we have already seen the beginning of the Federal Reserve's rate reductions. At this time, the Fund's strategy of "performance is where you find it" remains ever true. We hope to accomplish this through the Fund's dual faceted approach, which emphasizes smaller companies with dynamic earnings growth prospects and large-cap stocks where we typically see a catalyst for outperformance.

PERFORMANCE OVERVIEW

12/31/1990 - 12/31/2000
GROWTH OF A $10,000 INVESTMENT.

[CHART]

Capital Appreciation Fund IA                    $77,159
S&P 500                                         $49,978

Returns
  Average Annual Returns
  as of December 31, 2000

                          1 YEAR                   5 YEAR             10 YEAR
  Cap App IA              13.22%                   21.56%              22.67%
  S&P 500                 (9.10%)                  18.33%              17.46%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD CAPITAL APPRECIATION HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES SINCE 12/31/1990 WOULD HAVE BEEN VALUED AT $75,783 ON 12/31/2000.

HARTFORD
MIDCAP HLS FUND

PORTFOLIO MANAGER

[PICTURE OF PHILLIP H. PERELMUTER]
PHILLIP H. PERELMUTER
Senior Vice President and Partner
Wellington Management Company, LLP

Q. HOW DID THE FUND PERFORM?
Hartford MidCap HLS Fund returned 25.42% for the year ended December 31, 2000. The Fund's return far exceeded that of the Lipper MidCap VA-UF Average, which provided a return of 5.2%, and the S&P Midcap 400 Index, which returned 17.50%, over the same period.

Q. WHY DID THE FUND PERFORM THIS WAY?
The Fund's strong performance in 2000 can be attributed in part to our focus on growth companies with lower economic sensitivity or lower technology risk. The stock market increasingly put a premium on such names as the year progressed. In the latter half of the year, as the economy slowed, healthcare was our strongest sector. The Fund owned companies representing many different areas within the healthcare sector including hospital management, lab testing and medical equipment. For much of the year, the Fund maintained a lower overall exposure to technology than many of our competitors in the Lipper peer group. We received continued confirming evidence that several segments of the industry were seeing slower growth, including: Internet infrastructure, personal computers and wireless technology. This positioning was a significant factor in the Fund's outperformance. As of year-end, we do not have many significant bets versus the S&P Midcap 400 Index, because we do not see any areas of the market that appear significantly undervalued across the board.

Q. WHAT IS YOUR OUTLOOK FOR THE YEAR 2001?
Going forward, we look for U.S. equity markets to stabilize early in the year. The Fed rate cycle has turned positive for stocks, and we expect the economy to undergo a soft landing in 2001. The growth areas of the market in which we invest should benefit as this scenario develops over the course of the year.

PERFORMANCE OVERVIEW

7/15/1997 - 12/31/2000
GROWTH OF A $10,000 INVESTMENT.

[CHART]

MidCap Fund IA               $27,427
S&P 400                      $15,941

Returns

  Average Annual Returns
  as of December 31, 2000

                                   1 YEAR           SINCE INCEPTION
MidCap IA                          25.42%               33.76%
S&P 400                            17.50%               14.39%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD MIDCAP HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES AT THE FUND'S INCEPTION OF 7/15/1997 WOULD HAVE BEEN VALUED AT $27,257 ON 12/31/2000.

HARTFORD
INTERNATIONAL OPPORTUNITIES HLS FUND

PORTFOLIO MANAGER

[PICTURE OF TROND SKRAMSTAD]
TROND SKRAMSTAD
Senior Vice President and Partner
Wellington Management Company, LLP

Q. HOW DID THE FUND PERFORM?
Hartford International Opportunities HLS Fund returned -17.10% for the year ended December 31, 2000. The Fund trailed its benchmark, the MSCI EAFE GDP Net Index, which returned -15.53% as well as the Lipper International VA-UF Average, which returned -14.7% over the period.

Q. WHY DID THE FUND PERFORM THIS WAY?
The global economy has clearly slowed over the last 12 months. The effect of higher energy prices, coordinated central bank interest rate increases over the last 18 months, a slowdown in technology investment and the end of the "TMT" (technology, media, telecommunications) bubble has filtered through the global economy. The result has been a slowdown in GDP growth, lower consumer confidence and sharply lower industrial production.

During 2000, we steadily increased our positions within the U.K.. We expect the U.K. to do well near-term as a result of a combination of modest inflation, expected interest rate cuts by the Bank of England and a likely fiscal policy stimulus. The Fund's largest overweight sector was the information and entertainment sector, which includes media and entertainment products. We are focused on broadcasters and more traditional publishing companies that are less heavily dependent on cyclical advertising revenue. The Fund's largest sector underweight was Finance, where we are wary of potential dual impacts that a slowing economy could have on tighter credit issues and the falling equity markets could have on capital market activities. Top contributors to performance for the year included AVENTIS, MANNESMANN, and CHINADOTCOM.

Q. WHAT IS YOUR OUTLOOK FOR THE YEAR 2001?
Our base case is that growth will bottom out during the second half of 2001 and then rebound late in the year as U.S. and global interest rate cuts begin to stimulate the global economy. One of the risks to this forecast lies in estimating the extent and impact of slower technology spending, continued high energy prices, the effect of increased consumer saving to offset equity market losses and looming financial problems within the equity markets. While we maintained a relatively defensive position within the Fund into year-end, we have started to build our exposure in sectors and markets that stand to particularly benefit from the eventual growth recovery that should follow as central banks cut interest rates to combat the slowdown.

PERFORMANCE OVERVIEW

12/31/1990 - 12/31/2000
GROWTH OF A $10,000 INVESTMENT.

[CHART]

International Opportunities IA            $23,986
MSCI EAFE GDP*                            $25,556

Returns

                                    Average Annual Returns
                                   as of December 31, 2000

                             1 YEAR         5 YEAR        10 YEAR
Int'l. Opp. IA              (17.10%)        8.25%          9.14%
MSCI EAFE GDP*              (15.53%)        9.80%          9.84%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES SINCE 12/31/1990 WOULD HAVE BEEN VALUED AT $23,558 ON 12/31/2000.

* THE MORGAN STANLEY EUROPE AUSTRALIA FAR EAST GDP-NET INDEX.

HARTFORD
GLOBAL LEADERS HLS FUND

PORTFOLIO MANAGERS

[PICTURE OF RAND L. ALEXANDER]
RAND L. ALEXANDER, CFA
Senior Vice President
and Partner
Wellington Management Company, LLP

[PICTURE OF ANDREW S. OFFIT]
ANDREW S. OFFIT
Senior Vice President
and Partner
Wellington Management Company, LLP

Q.   HOW DID THE FUND PERFORM?
Hartford Global Leaders HLS Fund returned -7.06% for the year ended December 31, 2000 outperforming the -9.9% return of the Lipper Global VA - UF Average over the same time period. Since inception, the Fund has returned 31.15% versus a return of 20.4% for its Lipper peer group.

Q.   WHY DID THE FUND PERFORM THIS WAY?
The Fund's overall performance for 2000 was well above average, outperforming the Lipper Global Average by 280 basis points and the MSCI World Index by over 580 basis points. Throughout this period, the Fund's outperformance resulted from its continued focus on its themes and sector strategies, and its emphasis on growth in both sectors and individual companies. The health care sector was the greatest contributor to outperformance and was enhanced further due to strong selection within the sector. Technology as represented by the information & entertainment and information technology sectors, continues to represent the largest absolute weight in the Fund. Although these sectors have extreme volatility and higher valuations, they also represent some of the best growth prospects in the world. Strong stock selection within the industrial and commercial sectors also helped performance. The Fund's best performers included WASTE MANAGEMENT, PHILIP MORRIS, BRITISH AIRWAYS, ALCOA, and BURLINGTON RESOURCES; the worst performers were mainly in the technology sector and included SOFTBANK CORP, PSION PLC and ARIBA CORP.

Q.   WHAT IS YOUR OUTLOOK FOR THE YEAR 2001?
The market environment continues to be both interesting and challenging for global investors. While volatility can cause periods of dislocation, overall this is good news for the Hartford Global Leaders portfolio. By their very nature, global leaders have superior products, market share and management, making them desirable investments, especially in turbulent times. We continue to remain committed to our research and sector strategy by investing in what we believe to be the best companies, regardless of where they are located.

PERFORMANCE OVERVIEW

10/1/1998 - 12/31/2000
GROWTH OF A $10,000 INVESTMENT.

[CHART]

Global Leaders IA            $18,429
MSCI World                   $13,141


Returns

                                     Average Annual Returns
                                    as of December 31, 2000

                                1 YEAR           SINCE INCEPTION
Global Leaders IA               (7.06%)               31.15%
MSCI World                     (13.18%)               12.89%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD GLOBAL LEADERS HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES AT THE FUND'S INCEPTION OF 10/1/1998 WOULD HAVE BEEN VALUED AT $18,355 ON 12/31/2000.

HARTFORD
STOCK HLS FUND

PORTFOLIO MANAGER

[PICTURE OF RAND L ALEXANDER]
RAND L. ALEXANDER, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

Q. HOW DID THE FUND PERFORM?
The Hartford Stock HLS Fund returned -7.04% for the 1-Year period ending December 31, 2000. The Fund outperformed its benchmark, the S&P 500 Index, which returned -9.10%, and the Lipper Growth VA - UF Average, which returned -9.2% for the same time period.

Q. WHY DID THE FUND PERFORM THIS WAY?
The fund's overweight position in the healthcare sector combined with strong stock selection contributed most significantly to the Fund's performance. Two of the strongest performers were BRISTOL MYERS SQUIBB and MERCK. Strong stock selection within consumer discretionary sector also helped performance as SAFEWAY and CVS CORPORATION were strong performers. Performance was also enhanced through our increased exposure to financials, consumer staples, and electric utilities which we began adding to as we reduced technology during the first half of the year. Relative to the S&P 500 Index, the Fund continues to be overweight in health care and consumer staples and underweight in information technology and utilities. We paid a steep price for building and maintaining positions in a number of telecommunications and media companies like AOL and WORLDCOM, but we believe that their valuations are attractive at current levels. The Fund's best performing holdings also included DOW CHEMICAL and ALCOA, the worst performers included JDS UNIPHASE, LUCENT TECHNOLOGIES and GLOBAL CROSSING.

Q. WHAT IS YOUR OUTLOOK FOR THE YEAR 2001?
Looking forward, in spite of poor results or large-cap equity investors, we remain cautiously optimistic. Although recession worries are likely to become more pronounced in early 2001, it is expected that the combination of lower oil prices, falling interest rates and more stable financial markets will be sufficient to keep the economy moving ahead, albeit at a slower pace. We will continue to invest somewhat defensively by maintaining overweight positions in health care, consumer staples, and energy while looking for opportunities in telecommunications, technology, and media.

PERFORMANCE OVERVIEW

12/31/1990 - 12/31/2000
GROWTH OF A $10,000 INVESTMENT.

[CHART]

Stock Fund IA        $50,096
S&P 500              $49,978

Returns

                          Average Annual Returns
                          as of December 31, 2000

                 1 YEAR        5 YEAR        10 YEAR
  Stock IA       (7.04%)       19.41%         17.48%
  S&P 500        (9.10%)       18.33%         17.46%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD STOCK HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES SINCE 12/31/1990 WOULD HAVE BEEN VALUED AT $49,204 ON 12/31/2000.

HARTFORD
GROWTH AND INCOME HLS FUND

PORTFOLIO MANAGER

[PICTURE OF JAMES A. RULLO]
JAMES A. RULLO, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

Q. HOW DID THE FUND PERFORM?
Hartford Growth and Income HLS Fund returned -5.64% for the year ended December 31, 2000. The return of the Lipper Growth & Income VA-UF Average over the same time period was 1.3%.

Q. WHY DID THE FUND PERFORM THIS WAY?
Strong performance from many of Fund's pharmaceutical and health service holdings was a benefit in 2000, particularly toward the end of the year. The Fund's holdings in the technology sector contributed strongly to performance in the first half of the year, but became a source of under-performance toward year-end. While the Fund underperformed the Lipper Growth & Income VA-UF average, it outperformed the S&P 500 Index by a wide margin, (the S&P 500 provided a total return of -9.10% for the year 2000). This outperformance resulted largely from active stock selection versus the index. The Fund's sector weights are kept largely in line with those of the index as part of the Fund's disciplined approach. We believe that outperforming the S&P 500 will support favorable performance comparisons versus the Fund's Lipper peer group over longer time periods, and we continue to pursue this objective.

Q. WHAT IS YOUR OUTLOOK FOR THE YEAR 2001?
A combination of slower economic growth and low inflation will allow the Fed to continue with its accommodating stance and provide additional short-term rate cuts. This bolsters our belief that a soft landing is likely for the U.S. economy, with a pickup in growth toward the end of the year. We expect continued growth of profits for the companies that make up the S&P 500, though this growth will occur at a slower pace than in recent years.

PERFORMANCE OVERVIEW

5/29/1998 - 12/31/2000
GROWTH OF A $10,000 INVESTMENT.

[CHART]

Growth and Income Fund IA           $13,684
S&P 500                             $12,503

Returns

                             Average Annual Returns
                             as of December 31, 2000

                          1 YEAR           SINCE INCEPTION
Growth and Income IA      (5.64%)             12.85%
S&P 500                   (9.10%)             8.99%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD GROWTH AND INCOME HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES AT THE FUND'S INCEPTION OF 5/29/1998 WOULD HAVE BEEN VALUED AT $13,621 ON 12/31/2000.

HARTFORD
DIVIDEND AND GROWTH HLS FUND

PORTFOLIO MANAGER

[PICTURE OF LAURIE A. GABRIEL]
LAURIE A. GABRIEL, CFA
Senior Vice President and Managing Partner
Wellington Management Company, LLP

Q. HOW DID THE FUND PERFORM?
Hartford Dividend and Growth HLS Fund returned 10.95% for the year ended December 31, 2000. The Fund significantly outperformed its benchmark, the S&P 500 Index, which returned -9.10%, as well as the Lipper Equity Income VA-UF Average, which returned 6.7% over this period.

Q. WHY DID THE FUND PERFORM THIS WAY?
In keeping with our dividend-oriented investment style, we remained underweight in the information technology sector, which was hit hard last year due to a slowing U.S. economy, corporate earnings pressures and a succession of interest rate increases by the Federal Reserve. Our information technology underweight combined with good stock selection, was our greatest contributor to performance over the year. Throughout the year, finance and utilities were the largest two sectors within the Fund, as these sectors are typically considered defensive sectors and perform well during these economic conditions. Tobacco stocks were strong across the board throughout the year as this industry benefited from increased investor focus on companies with accelerating earnings, attractive dividends, and President Bush's election is thought to increase the probability of more favorable litigation. Top contributors to performance over the year included CORNING, WASHINGTON MUTUAL and MERRILL LYNCH.

Q. WHAT IS YOUR OUTLOOK FOR THE YEAR 2001?
We will continue to remain defensive and maintain our investment strategy given the current economic environment. With a likely decline in U.S. interest rates in 2001, suggesting future strength within the U.S. economy, we will invest according to our style and seek opportunities throughout the sectors of the market. The utilities sector, specifically, will likely remain a large overweight relative to our benchmark as we continue to see good long-term investment opportunities within the sector. Overall, we continue to remain positive about the U.S. equity market and the economy over the long-term.

PERFORMANCE OVERVIEW

3/9/1994 - 12/31/2000
GROWTH OF A $10,000 INVESTMENT.

[CHART]

Dividend and Growth Fund IA        $30,661
S&P 500                            $32,114

Returns
                                 Average Annual Returns
                                 as of December 31, 2000

                            1 YEAR         5 YEAR     SINCE INCEPTION
  Div. and Grow. IA         10.95%         17.13%         17.86%
  S&P 500                   (9.10%)        18.33%         18.66%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD DIVIDEND AND GROWTH HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES AT THE FUND'S INCEPTION OF 3/9/1994 WOULD HAVE BEEN VALUED AT $30,288 ON 12/31/2000.

HARTFORD
INTERNATIONAL ADVISERS HLS FUND

PORTFOLIO MANAGERS

[PICTURE OF ROBERT EVANS]
ROBERT EVANS
Senior Vice President and Partner
Wellington Management Company, LLP

[PICTURE OF TROND SKRAMSTAD]
TROND SKRAMSTAD
Senior Vice President and Partner
Wellington Management Company, LLP

Q. HOW DID THE FUND PERFORM?
Hartford International Advisers HLS Fund returned -6.63% for the year ended December 31, 2000 versus a return of -5.1% for the Fund's Composite Index (55% MSCI EAFE, 35% SB Non-U.S. World Gov't Bond - hedged, and 10% T-Bill) over the same time period.

Q. WHY DID THE FUND PERFORM THIS WAY?
Global equity markets experienced a volatile year, with the MSCI World Index (in U.S. dollars) providing a total return of -12.9%. The relative outperformance of the Fund versus this all-equity index year can be attributed to the significant position in fixed income securities maintained by the Fund throughout the year. As of year-end, the Fund held 38% of its assets in bonds, 56% in stocks and 6% in cash. Within the fixed income portion of the Fund, the majority of the securities consisted of high quality sovereign debt, hedged to the U.S. dollar. These securities generally performed well during the year, with the SB World Gov't Bond (non-U.S. dollars) Index providing a return of 2.63%. The equities in the Fund consist of primarily large capitalization names operating in established markets, also a benefit during the year, as emerging markets provided a negative total return of -30.6%.

Q. WHAT IS YOUR OUTLOOK FOR THE YEAR 2001?
The world economy will likely slow in 2001, led by the slowdown already underway in the U.S. Despite our confidence that no major economy will fall into recession, the overall slowdown in growth will be a source of anxiety for global financial markets. That being said, the combined effects of easing monetary policy, lower oil prices, less inflation and the structural health of Europe will likely enable a soft landings in many major economies, while the pressures associated with central bank short-term interest rate hikes are now behind us.

PERFORMANCE OVERVIEW

3/1/1995 - 12/31/2000
GROWTH OF A $10,000 INVESTMENT.

[CHART]

International Advisers Fund IA      $17,812
EAFE GDP                            $18,233
Salomon World Government
Bond ex-U.S. Index                  $12,344

Returns
                                 Average Annual Returns
                                 as of December 31, 2000

                               1 YEAR     5 YEAR     SINCE INCEPTION
  Int'l Advisers IA            (6.63%)     8.99%         10.39%
  MSCI EAFE GDP               (15.53%)     9.80%         10.83%
  Salomon World Govt. Bond     (2.63%)     1.64%          3.67%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD INTERNATIONAL ADVISERS HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES AT THE FUND'S INCEPTION OF 3/1/1995 WOULD HAVE BEEN VALUED AT $17,626 ON 12/31/2000.

HARTFORD
ADVISERS HLS FUND

PORTFOLIO MANAGERS

[PICTURE OF RAND L. ALEXANDER]
RAND L. ALEXANDER, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

[PICTURE OF PAUL D. KAPLAN]
PAUL D. KAPLAN
Senior Vice President
and Partner
Wellington Managment
Company, LLP

Q. HOW DID THE FUND PERFORM?
Hartford Advisers HLS Fund returned -0.75% for the year ended December 31, 2000. The Fund's return slightly underperformed the -0.4% return for the Composite Index and the 0.7% return for the Lipper Flexible VA - UF Average for the same time period.

Q. WHY DID THE FUND PERFORM THIS WAY?
Within the equity portion of the fund, the fund's overweight position in the healthcare sector combined with strong stock selection contributed most significantly to the Fund's performance. Two of the strongest performers were BRISTOL MYERS SQUIBB and MERCK. Strong stock selection within consumer discretionary sector also helped performance as SAFEWAY and CVS CORPORATION were strong. Performance was also enhanced through our increased exposure to financials, consumer staples, and electric utilities which we began adding to the portfolio as we reduced technology during the first half of the year. The Fund's best performing holdings also included DOW CHEMICAL and ALCOA, the worst performers included JDS UNIPHASE, LUCENT TECHNOLOGIES and GLOBAL CROSSING.

In a year when the S&P 500 was down -9.1%, the Fund's allocation to bonds (36% as of December 31, 2000) offered some downside protection, in light of the extreme short-term volatility experienced by the equity market. The performance of the fixed income portion of the Fund benefited from a slightly longer duration than the benchmark. Mortgage backed securities offered better performance than corporate bonds, though by late in the year, the general decline in interest rates had again produced the specter of a period of mortgage refinancing, the bane of the mortgage sector.

Q. WHAT IS YOUR OUTLOOK FOR THE YEAR 2001?
Looking forward, in spite of poor results for large-cap equity investors, we remain cautiously optimistic. Although recession worries are likely to become more pronounced in early 2001, it is expected that the combination of lower oil prices, falling interest rates and more stable financial markets will be sufficient to keep the economy moving ahead, albeit at a slower pace. We will continue to invest somewhat defensively by maintaining overweight positions in healthcare, consumer staples, and energy while looking for opportunities in telecommunications, technology, and media.

Bond market conditions remain unique in the context of the past thirty years. Low inflation, a Treasury budget surplus, shrinking Treasury security supply, and poor liquidity in the corporate bond market all combine to produce an environment which investors have never seen before. Given the slowing in the U.S. economy and the Federal Reserve lowering short rates, we expect the interest rate environment to be benign, with stable to lower yields.

PERFORMANCE OVERVIEW

12/31/1990 - 12/31/2000
GROWTH OF A $10,000 INVESTMENT.

[CHART]

Advisers Fund IA         $36,282
S&P 500                  $49,978
Lehman Govt./Corp.       $21,598

Returns

                          Average Annual Returns
                          as of December 31, 2000

                      1 YEAR      5 YEAR      10 YEAR
Advisers IA           (0.75%)     14.71%      13.75%
S&P 500               (9.10%)     18.33%      17.46%
Lehman Govt./Corp.    11.85%       6.24%       8.00%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD ADVISERS HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES SINCE 12/31/1990 WOULD HAVE BEEN VALUED AT $35,635 ON 12/31/2000.

HARTFORD
HIGH YIELD HLS FUND

PORTFOLIO MANAGER

[PICTURE OF ALISON D. GRANGER]
ALISON D. GRANGER, CFA
Senior Vice President
Hartford Investment Management Company

Q. HOW DID THE FUND PERFORM?
Hartford High Yield HLS Fund placed in the 8th percentile of its Lipper peer group for the year ended December, 2000, producing a total return of 1.03% versus the -7.03% return of the Lipper Variable Annuity High Yield Fixed Income Fund average.

Q. WHY DID THE FUND PERFORM THIS WAY?
The Fund's significant overweight in BB-rated securities was a significant contributor to the Fund's performance. Given the environment of rising defaults and decreasing liquidity, higher quality BB securities returned 4.05% while their single B counterparts returned -9.18%.

Secondly, the Fund's overweight in both the energy and healthcare sectors also positively impacted returns. These two sectors provided some of the markets highest returns, as the fundamentals improved dramatically in both. Regarding the energy sector, the above-average price of oil has led to ratings increases for many of the smaller oil credits in the Fund. With respect to the healthcare sector, rising admissions trends and some Congressional relief has led to solid improvements in cash flows and revenues.

A final positive has been the Fund's underweight to the telecom sector throughout the year. This sector posted a dismal return, battered by liquidity concerns and poor financial results. As prices dropped dramatically, we began to selectively increase our exposure to those issuers that we feel have the proven business plans and are well funded.

The Fund's underweight in the gaming sector was a negative for the performance during the year as these issuers proved resilient to the rate tightening environment and related fears of slowing economic growth.

Q. WHAT IS YOUR OUTLOOK FOR THE YEAR 2001?
The high yield market remains disjointed. Those issuers with unproven business plans and imminent financing needs continue to suffer, while more solid credits are beginning to rebound, aided by the Fed's most recent 50 basis point rate cut. While the Fed may cut rates further, we don't believe such action will benefit those more troubled credits as bank and public lending standards continue to tighten. Therefore, we remain very selective with respect to adding lower quality securities (mainly in the telecom, technology and media sectors) but will do so cautiously upon analysts' recommendations.

Also, we believe that the treasury market has already significantly discounted future potential Fed eases and is at risk of trading lower. Therefore, we intend to reduce exposure to treasury sensitive securities in the Fund.

For the near term, we intend to maintain our overweight positions in healthcare and energy as the credit trends remain stable to positive in both, and we expect these sectors to outperform in an economic downturn.

Finally, we will add opportunistically to issuers that stand to benefit from any weakness in the dollar and those that benefit from strength in the Euro. We began to selectively add European issuers last year in efforts to diversify away from the U.S. market, and continue to believe that this will benefit the Fund for the foreseeable future.

PERFORMANCE OVERVIEW

10/1/1998 - 12/31/2000
GROWTH OF A $10,000 INVESTMENT.

[CHART]

High Yield Fund IA      $10,968
Lehman High Yield       $9,844

Returns
                          Average Annual Returns
                          as of December 31, 2000

                        1 YEAR        SINCE INCEPTION
High Yield IA           1.03%             4.18%
Lehman High Yield      (5.86%)           (0.70%)

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD HIGH YIELD HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES AT THE FUND'S INCEPTION OF 10/1/1998 WOULD HAVE BEEN VALUED AT $10,924 ON 12/31/2000.

HARTFORD
BOND HLS FUND

PORTFOLIO MANAGER

[PICTURE OF ALISON D. GRANGER]
ALISON D. GRANGER, CFA
Senior Vice President
Hartford Investment Management Company

Q. HOW DID THE FUND PERFORM?
The Hartford Bond HLS Fund placed in the 10th percentile of its Lipper peer group for the year ended December 31, 2000, producing a total return of 11.99% versus the 9.36% return of the Lipper Corporate Debt "BBB" rated Universe.

Q. WHY DID THE FUND PERFORM THIS WAY?
The Fund's relatively high allocation throughout the year to U.S. Treasury issues contributed to its out-performance as Treasury yields fell in anticipation of a weakening economy and in response to the reduction in outstanding supply due to Treasury buyback activity.

The Fund's increased allocation to mortgage passthroughs and coincident reduction in corporate bond holdings also contributed positively to performance. Mortgage securities were viewed as a safe haven as the impact of widespread credit deterioration was reflected in corporate bond prices.

The Fund's establishment in May of a position in Euro-denominated securities proved premature and dampened its out-performance, as dollar strength relative to many major foreign currencies continued until November.

Q. WHAT IS YOUR OUTLOOK FOR THE YEAR 2001?
For the first year since 1980, the broad fixed income market outperformed the major equity indices in 2000. As we enter 2001, there is much discussion about the slowing U.S. economy and how quickly the Federal Reserve will respond by lowering interest rates. Already forecasters are lowering first quarter GDP expectations to 2%, and the markets have anticipated three occurrences of Fed easing at 25 basis points each by midyear.

Mounting evidence suggests the current decline appears to be mainly the result of excess capacity in markets ranging from technology to retail, and it is our view that until these excesses are corrected it is likely that growth could be less than the consensus expects. Under these conditions, Fed easing (even early in the year) will probably have little stimulative effect in the short run. The Fed's job is further complicated by a strong, but recently weakening dollar coupled with a historically-high current account deficit relative to GDP.

The Fund's positioning as we enter 2001 includes a shorter duration than our benchmark index, as we believe that Treasury market pricing has fully anticipated the Fed's potential to ease. We have reduced our exposure to the mortgage market to an underweight due to the potential for prepayment activity to increase soon. We are gradually increasing the Fund's weighting to investment grade corporate issues, as we believe that valuations for select issues already reflect a hard-landing economic scenario. We are emphasizing the energy, healthcare, defense, and food industries. And finally, we have invested a small portion of Fund assets in non-dollar-denominated issues which provide for diversification and appreciation potential should the dollar weaken further.

PERFORMANCE OVERVIEW

12/31/1990 - 12/31/2000
GROWTH OF A $10,000 INVESTMENT.

[CHART]

Bond IA                  $21,097
Lehman Govt./Corp.       $21,598

Returns
                         Average Annual Returns
                         as of December 31, 2000

                       1 YEAR       5 YEAR       10 YEAR
Bond IA                11.99%        6.47%        7.75%
Lehman Govt./Corp.     11.85%        6.24%        8.00%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD BOND HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES SINCE 12/31/1990 WOULD HAVE BEEN VALUED AT $20,721 ON 12/31/2000.

HARTFORD
MORTGAGE SECURITIES HLS FUND

PORTFOLIO MANAGER

[PICTURE OF PETER PERROTTI]
PETER PERROTTI
Vice President
Hartford Investment Management Company (HIMCO)

Q. HOW DID THE FUND PERFORM?
Hartford Mortgage Securities HLS Fund posted a 10.28% return for the year ended December 31, 2000, versus the 10.74% return for the Lipper U.S. Mortgage Variable Annuity Underlying Fund Universe.

Q. WHY DID THE FUND PERFORM THIS WAY?
There were many forces at play in the fixed income market during 2000, like the Treasury buyback and the Federal Reserve raising short-term rates by 100 basis points. However, the predominant factor impacting the mortgage market was the presence of a significant number of crossover buyers. With the widespread concern of credit risk, many fixed income managers sold other asset classes and invested in mortgage backed securities. These buyers tend to buy the less prepayment sensitive securities, and therefore, created a strong bid for the discount securities. Even adjusting for duration differences, the discount securities significantly outperformed the premium securities. The Fund's performance was hindered by the overweight in the higher coupon mortgages.

Another event that drew the attention of mortgage investors throughout the year was the increased congressional scrutiny of Fannie Mae and Freddie Mac. The Agencies are government sponsored entities created by an act of Congress. The year saw much discussion about the extent the private shareholders were profiting from the implicit guarantee by the U.S. Government, and opinions from Congress, the administration, and even Federal Reserve Chairman Greenspan were news throughout the year. In comparable coupons, Ginnie Mae securities, which carry the full faith and credit of the Government, outperformed the Fannie Mae and Freddie Mac Securities.

Q. WHAT IS YOUR OUTLOOK FOR THE YEAR 2001?
The fixed income market enters the new year debating not if the economy will slow, but rather how far and fast it will slow. The term "hard landing" has become common place in economic outlooks, with forecasts of 2% and lower GDP. The market is anticipating the Federal Reserve to be aggressive at easing short-term rates.

Mortgages are starting off the new year at a much riskier position than they did in 2000. The mortgage rate is almost a full percentage point lower than it began the previous year, and refinancing activity has begun to pick up. With much of the market slightly in the money, any further rally would cause a significant pickup in refinancing. This will provide a ceiling on how much further mortgage prices can appreciate.

Although the refinancing risk is significantly higher, the more callable securities continue to provide the better risk-adjusted return. The Fund's positioning as we enter 2001 includes an overweight in the higher securities. We have created a prepayment barbell, but are increasing our exposure to non-callable securities, like Fannie Mae debentures and U.S. Treasury debt, including Inflation Indexed Securities.

PERFORMANCE OVERVIEW

12/31/1990 - 12/31/2000
GROWTH OF A $10,000 INVESTMENT.

[CHART]

Mortgage Securities Fund IA            $19,967
Lehman Mortgage Backed Securities      $21,228

Returns
                        Average Annual Returns
                        as of December 31, 2000

                    1 YEAR      5 YEAR      10 YEAR
Mort. Sec. IA       10.28%      6.48%        7.16%
Lehman Mort.        11.16%      6.91%        7.82%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD MORTGAGE SECURITIES HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

A $10,000 INVESTMENT IN THE CLASS IB SHARES SINCE 12/31/1990 WOULD HAVE BEEN VALUED AT $19,611 ON 12/31/2000.

 Table of Contents
--------------------------------------------------------------------------------

                                                    PAGE
                                                    -----

Manager Discussions...............................      2

Hartford HLS Mutual Funds Financial Statements:

  Statement of Net Assets or Statement of Assets
   and Liabilities as of December 31, 2000:
    Hartford Global Health HLS Fund...............     17
    Hartford Global Technology HLS Fund...........     19
    Hartford Small Company HLS Fund, Inc..........     20
    Hartford Capital Appreciation HLS
     Fund, Inc....................................     22
    Hartford MidCap HLS Fund, Inc.................     24
    Hartford International Opportunities HLS
     Fund, Inc....................................     26
    Hartford Global Leaders HLS Fund..............     30
    Hartford Stock HLS Fund, Inc..................     32
    Hartford Growth and Income HLS Fund...........     34
    Hartford Dividend and Growth HLS
     Fund, Inc....................................     36
    Hartford Index HLS Fund, Inc..................     38
    Hartford International Advisers HLS
     Fund, Inc....................................     44
    Hartford Advisers HLS Fund, Inc...............     51
    Hartford High Yield HLS Fund..................     56
    Hartford Bond HLS Fund, Inc...................     60
    Hartford Mortgage Securities HLS
     Fund, Inc....................................     63
    Hartford Money Market HLS Fund, Inc...........     65

  Statements of Operations for Period Ended
   December 31, 2000..............................     68

  Statements of Changes in Net Assets for Period
   Ended December 31, 2000........................     72

  Statements of Changes in Net Assets for the Year
   Ended December 31, 1999........................     76

Notes to Financial Statements.....................     80

Financial Highlights..............................     98

Report of Independent Public Accountants..........    104

Tax Information Notice............................    105

Privacy Policy....................................    106

Contract owners should refer to the prospectus provided to them at the time of purchase of their contract for a description of investment alternatives available in the Separate Account. This prospectus, along with the financial information contained in this report, provides them with complete and up-to-date financial information regarding the Separate Account.

This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

 HARTFORD GLOBAL HEALTH HLS FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
 (000'S OMITTED)

                                                      MARKET
 SHARES                                                VALUE
---------                                            ---------
COMMON STOCKS -- 96.2%
           CHEMICALS -- 11.7%
    +67    Aventis S.A., ADR.......................  $  5,611
    162    Pharmacia Corp..........................     9,888
                                                     --------
                                                       15,499
                                                     --------
           CONSUMER NON-DURABLES -- 5.2%
     28    Cardinal Health, Inc....................     2,809
    115    McKesson HBOC, Inc......................     4,117
                                                     --------
                                                        6,926
                                                     --------
           DRUGS -- 49.5%
    122    Abbott Laboratories.....................     5,885
   *+24    Alkermes, Inc...........................       753
    129    American Home Products Corp.............     8,179
   +137    AstraZeneca Group PLC, ADR..............     7,050
     45    Banyu Pharmaseutical Co., Ltd...........     1,019
   *+91    BioChem Pharma, Inc.....................     2,922
     38    Eisai Co., Ltd..........................     1,331
     58    Eli Lilly & Co..........................     5,370
    *18    Forest Laboratories, Inc................     2,352
     27    Fujisawa Pharmaceutical Co., Ltd........       894
   *+30    Genzyme Corp............................     2,698
   *+13    Gilead Sciences, Inc....................     1,078
    111    GlaxoSmithKline PLC, ADR................     6,193
    *83    Immunex Corp............................     3,352
   *+14    Medicines Co. (The).....................       289
     48    Mylan Laboritories......................     1,196
    +57    Nycomed Amersham PLC, ADR...............     2,356
   *+67    Regeneron Pharmacy, Inc.................     2,366
   *+31    SangStat Medical Corp...................       363
     87    Schering-Plough Corp....................     4,915
      2    Serono S.A., Class B....................     1,644
   *+18    Syngenta AG, ADR........................       202
     24    Takeda Chemical Industries Ltd..........     1,421
     71    Tanabe Seiyaku Co., Ltd.................       597
    *61    Triangle Pharmaceuticals, Inc...........       303
   *+73    Versicor, Inc...........................       625
   *+33    ViroPharma, Inc.........................       478
                                                     --------
                                                       65,831
                                                     --------
           ELECTRICAL EQUIPMENT -- 1.3%
    *58    Thermo Electron Corp....................     1,737
                                                     --------
           FINANCIAL SERVICES -- 0.5%
      5    CIGNA Corp..............................       609
                                                     --------
           HEALTH SERVICES -- 6.7%
   *+13    Advance Paradigm, Inc...................       601
    *40    Beverly Enterprises, Inc................       324
   *+25    Caremark Rx, Inc........................       336
   *+54    Connectics Corp.........................       245
   *+79    Exelixis, Inc...........................     1,155
     37    HCA - The Healthcare Co.................     1,633
   *+42    Health Net, Inc.........................     1,100
                                                     MARKET
SHARES                                                VALUE
---------                                            ---------

         HEALTH SERVICES -- (CONTINUED)

                                                     MARKET
SHARES                                                VALUE
---------                                            ---------
    *21    Immunomedics, Inc.......................  $    458
     21    King Pharmaceuticals, Inc...............     1,060
    *44    Tenet Healthcare Corp...................     1,969
                                                     --------
                                                        8,881
                                                     --------
           MEDICAL INSTRUMENTS & SUPPLIES -- 15.1%
     52    Bard (C.R.), Inc........................     2,431
     39    Bausch & Lomb, Inc......................     1,561
     37    Baxter International, Inc...............     3,303
     77    Beckman Coulter, Inc....................     3,221
     83    Becton, Dickinson & Co..................     2,884
     31    Biomet, Inc.............................     1,212
    322    Gambro AB, Class B......................     2,303
    213    Smith & Nephew PLC......................       999
   *+35    St. Jude Medical, Inc...................     2,132
                                                     --------
                                                       20,046
                                                     --------
           RESEARCH & TESTING FACILITIES -- 4.1%
    *75    Argonaut Technologies, Inc..............       638
   *+13    CV Therapeutics, Inc....................       891
   *+70    Discovery Partners International........       851
   *+88    Gene Logic, Inc.........................     1,617
    +55    Monsanto Co.............................     1,478
                                                     --------
                                                        5,475
                                                     --------
           SOFTWARE & SERVICES -- 2.1%
   +104    IMS Health, Inc.........................     2,808
                                                     --------
           Total common stocks.....................  $127,812
                                                     ========

PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 3.8%
           REPURCHASE AGREEMENT
 $5,026    Joint Repurchase Agreement (See
           Note 2(d)) 6.002% due 01/02/01..........  $  5,026
                                                     --------
           Total short-term securities.............  $  5,026
                                                     ========


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $110,958).....   96.2%   $127,812
Total short-term securities
 (cost $5,026)..........................    3.8       5,026
                                          -----    --------
Total investment in securities (total
 cost $115,984).........................  100.0     132,838
Cash, receivables and other assets......    1.5       1,969
Securities lending collateral
 (See Note 2(i))........................   20.6      27,379
Payable for securities purchased........   (1.5)     (1,926)
Securities lending collateral payable to
 brokers (See Note 2(i))................  (20.6)    (27,379)
Other liabilities.......................   (0.0)         (1)
                                          -----    --------
Net assets..............................  100.0%   $132,880
                                          =====    ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 17 ______________________________________

 HARTFORD GLOBAL HEALTH HLS FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 2000
 (000'S OMITTED)


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share; 800,000
  shares authorized; 92,143 shares outstanding.........  $     92
                                                          MARKET
                                                          VALUE
                                                         --------
Capital surplus........................................   116,231
Distribution in excess of net investment income........        (2)
Distribution in excess of net realized gain on
  investments..........................................      (295)
Unrealized appreciation of investments.................    16,854
Unrealized appreciation of forward foreign currency
  contracts (See Note 2(g))w...........................         1
Unrealized depreciation of other assets and liabilities
  in foreign currencies................................        (1)
                                                         --------
Net assets.............................................  $132,880
                                                         ========

Class IA
Net asset value per share ($123,533  DIVIDED BY 85,656
  shares outstanding) (600,000 shares authorized).......   $1.44
                                                           =====
Class IB
Net asset value per share ($9,347  DIVIDED BY 6,487
  shares outstanding) (200,000 shares authorized).......   $1.44
                                                           =====
* Non-income producing during the period.
+ All or a portion of this security was on loan as of
  December 31, 2000
  (See Note 2(i)).


  WFORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2000
                                       CONTRACT   DELIVERY   UNREALIZED
DESCRIPTION             MARKET VALUE   AMOUNT       DATE     APPRECIATION
---------------------       ---          ---      --------        --
Swedish Krona (Buy)         $65          $64      01/02/01        $1
                                                                  ==

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 18 ______________________________________

 HARTFORD GLOBAL TECHNOLOGY HLS FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
 (000'S OMITTED)

                                                      MARKET
 SHARES                                               VALUE
---------                                            --------
COMMON STOCKS -- 97.6%
           COMMUNICATIONS -- 19.8%
   *+29    CIENA Corp..............................  $ 2,356
   *+94    Exodus Communications, Inc..............    1,882
    *66    Finisar Corp............................    1,900
   *+17    Juniper Networks, Inc...................    2,093
    *40    Research in Motion Ltd..................    3,200
    *+8    SDL, Inc................................    1,126
  *+120    Sonus Networks, Inc.....................    3,035
                                                     -------
                                                      15,592
                                                     -------
           COMPUTERS & OFFICE EQUIPMENT -- 21.0%
   *168    Cisco Systems, Inc......................    6,414
   *120    Dell Computer Corp......................    2,086
    *19    Handspring, Inc.........................      724
     51    Hewlett-Packard Co......................    1,619
     56    International Business Machines Corp....    4,735
    *22    Redback Networks, Inc...................      906
                                                     -------
                                                      16,484
                                                     -------
           CONSUMER DURABLES -- 2.1%
     32    Corning, Inc............................    1,674
                                                     -------
           ELECTRICAL EQUIPMENT -- 2.5%
    *41    Credence Systems Corp...................      932
    *28    Teradyne, Inc...........................    1,058
                                                     -------
                                                       1,990
                                                     -------
           ELECTRONICS -- 7.2%
     76    Intel Corp..............................    2,285
    *63    Micron Technology, Inc..................    2,237
  *+109    OmniVision Technologies, Inc............      353
    *94    United Microelectronics Corp., ADR......      779
                                                     -------
                                                       5,654
                                                     -------
           MACHINERY -- 1.6%
   *+49    Ultratech Stepper, Inc..................    1,263
                                                     -------
           SOFTWARE & SERVICES -- 40.7%
    *35    Agile Software Corp.....................    1,713
    *20    America Online, Inc.....................      699
   *115    Ceridan Corp............................    2,287
    *16    E.piphany, Inc..........................      863
      7    Electronic Data Systems Corp............      416
     39    First Data Corp.........................    2,034
    *27    i2 Technologies, Inc....................    1,463
    *47    Macromedia, Inc.........................    2,849
   *134    Microsoft Corp..........................    5,791
    *35    Oracle Corp.............................    1,023
  *+173    Quantum Hard Disk Drive Corp............    1,381
    *94    Rational Software Corp..................    3,641
    *41    SunGard Data Systems, Inc...............    1,937
    *36    VeriSign, Inc...........................    2,642
    *64    Verity, Inc.............................    1,538
                                                     MARKET
SHARES                                               VALUE
---------                                            --------

         SOFTWARE & SERVICES  -- (CONTINUED)

                                                     MARKET
SHARES                                               VALUE
---------                                            --------
    *90    Vignette Corp...........................  $ 1,620
                                                     -------
                                                      31,897
                                                     -------
           TRANSPORTATION -- 2.7%
   *+50    Sabre Group Corp........................    2,152
                                                     -------
           Total common stocks.....................  $76,706
                                                     =======

PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 3.9%
           REPURCHASE AGREEMENT
 $3,079    Joint Repurchase Agreement (See Note
           2(d)) 6.002% due 01/02/01...............  $ 3,079
                                                     -------
           Total short-term securities.............  $ 3,079
                                                     =======


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $102,254).....   97.6%   $76,706
Total short-term securities
 (cost $3,079)..........................    3.9      3,079
                                          -----    -------
Total investment in securities (total
 cost $105,333).........................  101.5     79,785
Cash, receivables and other assets......    1.0        803
Securities lending collateral (See
 Note 2(i)).............................    9.8      7,740
Payable for securities purchased........   (2.4)    (1,880)
Payable for Fund shares redeemed........   (0.1)       (87)
Securities lending collateral payable to
 brokers (See Note 2(i))................   (9.8)    (7,740)
Other liabilities.......................   (0.0)        (5)
                                          -----    -------
Net assets..............................  100.0%   $78,616
                                          =====    =======


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share; 800,000
 shares authorized; 123,422 shares outstanding....  $   123
Capital surplus...................................  116,744
Distribution in excess of net realized gain on
 investments......................................  (12,703)
Unrealized depreciation of investments............  (25,548)
                                                    -------
Net assets........................................  $78,616
                                                    =======


Class IA
Net asset value per share ($71,276  DIVIDED BY
 111,886 shares outstanding) (600,000 shares
 authorized)......................................    $0.64
                                                      =====
Class IB
Net asset value per share ($7,340  DIVIDED BY
 11,536 shares outstanding) (200,000 shares
 authorized)......................................    $0.64
                                                      =====

  *  Non-income producing during the period.
  +  All or a portion of this security was on loan as of December 31, 2000 (See
     Note 2(i)).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 19 ______________________________________

 HARTFORD SMALL COMPANY HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
 (000'S OMITTED)

                                                      MARKET
 SHARES                                               VALUE
---------                                            --------
COMMON STOCKS -- 92.1%
           BUSINESS SERVICES -- 7.3%
   *+268   Critical Path, Inc......................  $  8,235
    *+78   I-many, Inc.............................       971
   *+935   Iron Mountain, Inc......................    34,704
    +672   Manpower, Inc...........................    25,536
    *+13   StorageNetworks, Inc....................       325
                                                     --------
                                                       69,771
                                                     --------
           COMMUNICATIONS -- 3.3%
    *+21   CacheFlow, Inc..........................       362
    *305   DMC Stratex Networks....................     4,568
   *+297   Natural MicroSystems Corp...............     2,932
    *186   SBA Communications, Inc.................     7,642
    *230   SeaChange International, Inc............     4,670
   *+383   Spectrasite Holdings, Inc...............     5,068
   *+157   Tekelec.................................     4,701
    *285   US Unwired, Inc., Class A...............     1,318
                                                     --------
                                                       31,261
                                                     --------
           COMPUTERS & OFFICE EQUIPMENT -- 0.2%
    *339   Concurrent Computer Corp................     1,821
                                                     --------
           CONSTRUCTION -- 0.7%
     234   Granite Construction, Inc...............     6,777
                                                     --------
           CONSUMER NON-DURABLES -- 2.2%
     258   Bindley Western Industries, Inc.........    10,715
   *+118   Kenneth Cole Productions, Inc.,
           Class A.................................     4,750
    *132   Priority Healthcare Corp., Class B......     5,387
                                                     --------
                                                       20,852
                                                     --------
           DRUGS -- 3.2%
   *+108   Albany Molecular Research, Inc..........     6,649
   *+211   ArQule, Inc.............................     6,746
    *+93   Gilead Sciences, Inc....................     7,672
    *+98   ImmunoGen, Inc..........................     2,090
    *464   Serologicals Corp.......................     6,995
                                                     --------
                                                       30,152
                                                     --------
           ELECTRICAL EQUIPMENT -- 0.0%
    *+14   Bruker Daltonics, Inc...................       339
                                                     --------
           ELECTRONICS -- 7.9%
    *299   Aeroflex, Inc...........................     8,617
   *+416   AXT, Inc................................    13,752
   *+365   Emcore Corp.............................    17,160
    *271   Oak Technology, Inc.....................     2,356
   *+256   Plexus Corp.............................     7,780
    *680   REMEC, Inc..............................     6,545
    *241   SBS Technologies, Inc...................     7,215
   *+206   Stratos Lightwave, Inc..................     3,517
    *391   Supertex, Inc...........................     7,730
                                                     --------
                                                       74,672
                                                     --------
           ENERGY & SERVICES -- 6.5%
    +715   Cross Timbers Oil Co....................    19,844
   *+375   Evergreen Resources, Inc................    14,465
   *+609   Hanover Compressor Co...................    27,125
                                                     --------
                                                       61,434
                                                     --------
                                                     MARKET
 SHARES                                               VALUE
---------                                            --------

                                                     MARKET
 SHARES                                               VALUE
---------                                            --------
           FINANCIAL SERVICES -- 5.6%
     424   Legg Mason, Inc.........................  $ 23,108
    +511   Liberty Property Trust (REIT)...........    14,607
    +363   People's Bank...........................     9,400
     *74   Trigon Healthcare, Inc..................     5,735
                                                     --------
                                                       52,850
                                                     --------
           HEALTH SERVICES -- 13.0%
 *+2,617   Caremark Rx, Inc........................    35,486
   *+148   Express Scripts, Inc., Class A..........    15,164
  *1,308   Health Net, Inc.........................    34,261
     *76   NPS Pharmaceuticals, Inc................     3,667
   *+185   Orthodontic Centers of America,.........     5,788
    *548   Quorum Health Group, Inc................     8,625
    *303   Varian Medical Systems, Inc.............    20,571
                                                     --------
                                                      123,562
                                                     --------
           MACHINERY -- 0.6%
    *275   Grant Prideco, Inc......................     6,022
                                                     --------
           MEDIA & ENTERTAINMENT -- 0.8%
   *+273   Harrah's Entertainment, Inc.............     7,211
                                                     --------
           MEDICAL INSTRUMENTS & SUPPLIES -- 2.5%
     340   Beckman Coulter, Inc....................    14,242
   *+228   I-STAT Corp.............................     6,033
   *+222   North American Scientific, Inc..........     3,213
                                                     --------
                                                       23,488
                                                     --------
           METALS, MINERALS & MINING -- 2.3%
   *+547   Stillwater Mining Co....................    21,521
                                                     --------
           REAL ESTATE -- 1.6%
    +617   Reckson Associates Realty Corp.
           (REIT)..................................    15,474
                                                     --------
           RESEARCH & TESTING FACILITIES -- 2.0%
   *+695   Core Laboratories N.V...................    18,971
                                                     --------
           RETAIL -- 6.8%
   *+225   Ann Taylor Store........................     5,603
   *+344   Cheesecake Factory, Inc. (The)..........    13,211
    *676   Gymboree Corp...........................     9,384
     608   Pier 1 Imports, Inc.....................     6,269
    *809   Venator Group, Inc......................    12,546
   *+295   Whole Foods Market, Inc.................    18,044
                                                     --------
                                                       65,057
                                                     --------
           SOFTWARE & SERVICES -- 14.9%
    *385   Actuate Software Corp...................     7,355
   *+613   Affiliated Computer Services, Inc.,
           Class A.................................    37,201
     *81   Agile Software Corp.....................     3,994
   *+861   Broadbase Software, Inc.................     5,378
    *440   Cognos, Inc.............................     8,283
   *+285   DigitalThink, Inc.......................     4,858
   *+156   E.piphany, Inc..........................     8,430
   *+395   HomeStore.com, Inc......................     7,953
   *+171   Inktomi Corp............................     3,060
    *118   Interwoven, Inc.........................     7,774
   *+199   Intranet Solutions, Inc.................    10,124
   *+114   Manugistics Group, Inc..................     6,470
    *298   Mentor Graphics.........................     8,163

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 20 ______________________________________

                                                     MARKET
 SHARES                                               VALUE
---------                                            --------

COMMON STOCKS  -- (CONTINUED)
         SOFTWARE & SERVICES  -- (CONTINUED)

                                                     MARKET
 SHARES                                               VALUE
---------                                            --------
    *681   Verity, Inc.............................  $ 16,387
    *357   Vignette Corp...........................     6,422
                                                     --------
                                                      141,852
                                                     --------
           TRANSPORTATION -- 10.0%
   *+433   Atlas Air, Inc..........................    14,110
    *239   Doncasters PLC, ADR.....................     4,782
    *705   easyJet PLC.............................     4,127
   *S241   easyJet PLC, ADR........................     1,418
   *+539   Ryanair Holdings PLC, ADR...............    30,014
     661   Skywest, Inc............................    19,010
 *+1,079   Swift Transportation Co., Inc...........    21,374
                                                     --------
                                                       94,835
                                                     --------
           UTILITIES -- 0.7%
    *523   Apac Teleservices, Inc..................     1,930
    *142   Waste Connections, Inc..................     4,678
                                                     --------
                                                        6,608
                                                     --------
           Total common stocks.....................  $874,530
                                                     ========

PRINCIPAL
 AMOUNT
---------

SHORT-TERM SECURITIES -- 13.2%
           REPURCHASE AGREEMENT
$124,959   Joint Repurchase Agreement (See Note
           2(d)) 6.002% due 01/02/01...............  $124,959
                                                     --------
           Total short-term securities.............  $124,959
                                                     ========



                                                   MARKET
                                                   VALUE
                                                 ----------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $828,204).....   92.1%  $874,530
Total short-term securities (cost
 $124,959)..............................   13.2    124,959
                                          -----   --------
Total investment in securities (total
 cost $953,163 )........................  105.3    999,489
Cash, receivables and other assets......    4.4     41,405
Securities lending collateral (See
 Note 2(i)).............................   23.1    219,331
Payable for securities purchased........   (5.2)   (49,269)
Payable for Fund shares redeemed........   (4.5)   (41,744)
Securities lending collateral payable to
 brokers (See Note 2(i))................  (23.1)  (219,331)
Other liabilities.......................   (0.0)       (28)
                                          -----   --------
Net assets..............................  100.0%  $949,853
                                          =====   ========


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 1,500,000 shares authorized; 563,073 shares
 outstanding......................................    $ 56,307
Capital surplus...................................     871,263
Distribution in excess of net realized gain on
 investments......................................     (24,042)
Unrealized appreciation of investments............      46,326
Unrealized appreciation of forward foreign
 currency contracts (See Note 2(g))w..............       --
Unrealized depreciation of other assets and
 liabilities in foreign currencies................          (1)
                                                      --------
Net assets........................................    $949,853
                                                      ========


Class IA
Net asset value per share ($908,886  DIVIDED BY
 538,730 shares outstanding) (1,125,000 shares
 authorized)......................................  $1.69
                                                    ====
Class IB
Net asset value per share ($40,967  DIVIDED BY
 24,343 shares outstanding) (375,000 shares
 authorized)......................................  $1.68
                                                    ====

  *  Non-income producing during the period.
  S Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the market value of these securities amounted to $1,418 or 0.1% of net assets.
  +  All or a portion of this security was on loan as of December 31, 2000 (See
     Note 2(i)).

      wFORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2000

                                                                 UNREALIZED
                                        CONTRACT    DELIVERY    APPRECIATION
DESCRIPTION             MARKET VALUE     AMOUNT       DATE     (DEPRECIATION)
-----------             ------------   ----------   --------   --------------
British Pounds (Buy)        $243          $243      01/05/01     $       --
                                                                 ==========

______________________________________ 21 ______________________________________

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
 (000'S OMITTED)

                                                        MARKET
  SHARES                                                VALUE
----------                                            ----------
COMMON STOCKS -- 89.1%
            BUSINESS SERVICES -- 1.7%
     *+800  Critical Path, Inc......................  $   24,600
     3,082  Manpower, Inc...........................     117,108
   *+1,500  United Rentals (North America)..........      20,156
                                                      ----------
                                                         161,864
                                                      ----------
            CHEMICALS -- 1.8%
    +1,400  Dow Chemical Co. (The)..................      51,275
     2,000  Pharmacia Corp..........................     122,000
        p0  Syngenta AG.............................          p0
                                                      ----------
                                                         173,275
                                                      ----------
            COMMUNICATIONS -- 5.5%
    *2,300  Advanced Fibre Communications, Inc......      41,544
    +6,300  AT&T Corp...............................     109,069
     2,226  Broadwing, Inc..........................      50,772
   *+5,000  Exodus Communications, Inc..............     100,000
   *+6,412  Global Crossing Ltd.....................      91,765
    *9,900  WorldCom, Inc...........................     139,213
                                                      ----------
                                                         532,363
                                                      ----------
            COMPUTERS & OFFICE EQUIPMENT -- 2.2%
      *800  Cisco Systems, Inc......................      30,600
   *+1,060  i2 Technologies, Inc....................      57,638
     *+595  Maxtor Corp.............................       3,328
    *1,820  Palm, Inc...............................      51,529
   *+2,000  Solectron Corp..........................      67,800
       120  Symbol Technologies, Inc................       4,320
                                                      ----------
                                                         215,215
                                                      ----------
            CONSUMER DURABLES -- 0.9%
     2,300  Grainger (W.W.), Inc....................      83,950
                                                      ----------
            CONSUMER NON-DURABLES -- 2.4%
     4,100  McKesson HBOC, Inc......................     147,149
   *+6,000  Smurfit-Stone Container Corp............      89,625
                                                      ----------
                                                         236,774
                                                      ----------
            DRUGS -- 3.3%
     1,000  American Home Products Corp.............      63,550
    *1,300  Gilead Sciences, Inc....................     107,802
    *3,799  Immunex Corp............................     154,347
                                                      ----------
                                                         325,699
                                                      ----------
            ELECTRICAL EQUIPMENT -- 2.5%
    *1,600  Credence Systems Corp...................      36,800
      *935  Ionics, Inc.............................      26,528
       550  Samsung Electronics.....................      68,696
    *2,482  Thermo Electron Corp....................      73,851
     *+925  Veeco Instruments, Inc..................      37,116
                                                      ----------
                                                         242,991
                                                      ----------
            ELECTRONICS -- 4.3%
    *1,193  Altera Corp.............................      31,396
    +2,400  Koninklijke (Royal) Philips Electronics
             N.V., ADR..............................      87,000
    *2,100  Micron Technology, Inc..................      74,550
    *3,000  National Semiconductor Corp.............      60,375
   *+2,300  Novellus Systems, Inc...................      82,656
    *1,800  UCAR International, Inc.................      17,550
                                                        MARKET
  SHARES                                                VALUE
----------                                            ----------

          ELECTRONICS  -- (CONTINUED)

                                                        MARKET
  SHARES                                                VALUE
----------                                            ----------
    *5,250  United Microelectronics Corp., ADR......  $   43,313
    *1,150  Vishay Intertechnology, Inc.............      17,394
                                                      ----------
                                                         414,234
                                                      ----------
            ENERGY & SERVICES -- 7.8%
        p0  Anadarko Petroleum Corp.................          p0
     2,594  Burlington Resources, Inc...............     131,012
   *+4,598  China Petroleum and Chemical Corp.,
             H Shares, ADR..........................      70,121
    +2,996  Cross Timbers Oil Co....................      83,133
     1,300  ExxonMobil Corp.........................     113,019
    *3,000  R&B Falcon Corp.........................      68,813
    *1,444  Rowan Companies, Inc....................      38,993
     6,700  Suncor Energy, Inc......................     172,106
    +1,692  Transocean Sedco Forex, Inc.............      77,812
                                                      ----------
                                                         755,009
                                                      ----------
            FINANCIAL SERVICES -- 5.8%
     3,000  Ace Ltd.................................     127,313
     1,500  Citigroup, Inc..........................      76,594
    +2,850  Heller Financial, Inc., Class A.........      87,459
     1,000  Legg Mason, Inc.........................      54,500
     2,300  MBIA, Inc...............................     170,488
       476  Orix Corp...............................      47,737
                                                      ----------
                                                         564,091
                                                      ----------
            FOOD, BEVERAGE & TOBACCO -- 3.1%
     3,100  Philip Morris Cos., Inc.................     136,400
     5,585  Sara Lee Corp...........................     137,177
       869  UST, Inc................................      24,375
                                                      ----------
                                                         297,952
                                                      ----------
            HEALTH SERVICES -- 1.6%
     1,900  HCA - The Healthcare Co.................      83,619
    *1,220  Lincare Holdings, Inc...................      69,605
                                                      ----------
                                                         153,224
                                                      ----------
            HOTELS & GAMING -- 0.6%
     1,628  Starwood Hotels & Resorts
            Worldwide, Inc..........................      57,391
                                                      ----------
            MACHINERY -- 0.3%
    *2,000  Terex Corp..............................      32,375
                                                      ----------
            MEDIA & ENTERTAINMENT -- 5.9%
    *4,000  AT&T - Liberty Media Group, Class A.....      54,250
   *+1,500  Charter Communications, Inc.,
            Class A.................................      34,031
    *2,200  Clear Channel Communications, Inc.......     106,561
    *3,528  Comcast Corp., Class A..................     147,311
    +1,490  Pegasus Communications Corp.,
            Class A.................................      38,360
    +2,665  Rogers Communications, Inc., Class B....      45,297
   *+3,000  Six Flags, Inc..........................      51,563
    *2,457  USA Networks, Inc.......................      47,756
      +720  Vivendi Universal S.A., ADR.............      47,025
                                                      ----------
                                                         572,154
                                                      ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.3%
    +1,000  Bausch & Lomb, Inc......................      40,438
     5,306  Becton, Dickinson & Co..................     183,713
                                                      ----------
                                                         224,151
                                                      ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 22 ______________________________________

                                                        MARKET
  SHARES                                                VALUE
----------                                            ----------

COMMON STOCKS  -- (CONTINUED)

                                                        MARKET
  SHARES                                                VALUE
----------                                            ----------
            METALS, MINERALS & MINING -- 4.7%
     4,000  Alcoa, Inc..............................  $  134,000
    +2,000  AngloGold Ltd., ADR.....................      29,875
     1,711  Engelhard Corp..........................      34,868
   *+4,600  Freeport-McMoRan Copper & Gold, Inc.,
             Class B................................      39,388
     2,239  General Cable Corp......................       9,935
    +3,200  Petroleo Brasileiro S.A., ADR...........      80,800
     3,110  Precision Castparts Corp................     130,798
                                                      ----------
                                                         459,664
                                                      ----------
            REAL ESTATE -- 1.2%
     1,000  Boston Properties, Inc. (REIT)..........      43,500
    *1,400  Pinnacle Holdings, Inc. (REIT)..........      12,688
   *+3,150  Security Capital Group, Inc.,
            Class B.................................      63,193
                                                      ----------
                                                         119,381
                                                      ----------
            RETAIL -- 6.8%
      *650  Best Buy Co., Inc.......................      19,216
   *+1,250  Cheesecake Factory, Inc. (The)..........      47,969
     6,063  Dollar General Corp.....................     114,437
     2,288  Hennes & Mauritz AB, Class B............      35,409
     4,910  Limited, Inc. (The).....................      83,768
     1,400  May Department Stores Co................      45,850
    *9,000  Staples, Inc............................     106,313
     3,900  Target Corp.............................     125,775
    *5,221  Toys R Us, Inc..........................      87,120
                                                      ----------
                                                         665,857
                                                      ----------
            RUBBER & PLASTICS PRODUCTS -- 0.6%
     1,000  NIKE, Inc., Class B.....................      55,813
                                                      ----------
            SOFTWARE & SERVICES -- 7.6%
    *2,000  America Online, Inc.....................      69,600
   *+1,476  Avant! Corp.............................      27,037
    *3,150  China Unicom Ltd., ADR..................      46,463
    *1,660  Cognex Corp.............................      36,728
     1,424  Comdisco, Inc...........................      16,284
     2,300  First Data Corp.........................     121,181
      *900  Intuit, Inc.............................      35,494
    *2,000  Microsoft Corp..........................      86,750
      *837  Quest Software, Inc.....................      23,494
    *3,000  Rational Software Corp..................     116,813
    *1,100  VeriSign, Inc...........................      81,606
   *+4,480  Vignette Corp...........................      80,627
                                                      ----------
                                                         742,077
                                                      ----------
            TRANSPORTATION -- 9.9%
    *3,000  AMR Corp................................     117,563
     3,200  Boeing Co. (The)........................     211,200
     3,200  Canadian Pacific Ltd....................      91,400
    +4,494  CSX Corp................................     116,563
     3,451  Delphi Automotive Systems Corp..........      38,820
     2,406  Northrop Grumman Corp...................     199,723
    *2,847  NorthWest Airlines Corp., Class A.......      85,763
    +1,002  PetroChina Co., Ltd., Class H, ADR......      16,594
    +1,200  USFreightways Corp......................      36,094
     2,717  Werner Enterprises, Inc.................      46,189
                                                      ----------
                                                         959,909
                                                      ----------
                                                        MARKET
  SHARES                                                VALUE
----------                                            ----------

                                                        MARKET
  SHARES                                                VALUE
----------                                            ----------
            UTILITIES -- 6.3%
   *+7,800  Calpine Corp............................  $  351,488
    +3,800  CMS Energy Corp.........................     120,413
     5,000  Waste Management, Inc...................     138,750
                                                      ----------
                                                         610,651
                                                      ----------
            Total common stocks.....................  $8,656,064
                                                      ==========

PRINCIPAL
  AMOUNT
----------
SHORT-TERM SECURITIES -- 10.8%
            REPURCHASE AGREEMENT
$1,051,470  Joint Repurchase Agreement (See Note
            2(d)) 6.002% due 01/02/01...............  $1,051,470
                                                      ----------
            Total short-term securities.............  $1,051,470
                                                      ==========


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $8,163,488)...   89.1%   $8,656,064
Total short-term securities (cost
 $1,051,470)............................   10.8     1,051,470
                                          -----    ----------
Total investment in securities (total
 cost $9,214,958).......................   99.9     9,707,534
Cash, receivables and other assets......    1.5       149,135
Securities lending collateral (See
 Note 2(i)).............................    4.1       402,094
Payable for securities purchased........   (1.3)     (128,885)
Payable for Fund shares redeemed........   (0.1)       (9,463)
Securities lending collateral payable to
 brokers (See Note 2(i))................   (4.1)     (402,094)
Other liabilities.......................   (0.0)         (365)
                                          -----    ----------
Net assets..............................  100.0%   $9,717,956
                                          =====    ==========


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 3,000,000 shares authorized; 1,639,899 shares
 outstanding......................................  $ 163,990
Capital surplus...................................  6,402,984
Accumulated undistributed net investment income...        265
Accumulated undistributed net realized gain on
 investments......................................  2,658,283
Unrealized appreciation of investments............    492,576
Unrealized depreciation of other assets and
 liabilities in foreign currencies................       (142)
                                                    ---------
Net assets........................................  $9,717,956
                                                    =========


Class IA
Net asset value per share ($9,581,898  DIVIDED BY
 1,616,927 shares outstanding) (2,250,000 shares
 authorized)......................................  $5.93
                                                    =====
Class IB
Net asset value per share ($136,058  DIVIDED BY
 22,972 shares outstanding) (750,000 shares
 authorized)......................................  $5.92
                                                    =====

  *  Non-income producing during the period.
  +  All or a portion of this security was on loan as of December 31, 2000 (See
     Note 2(i)).
  p Due to the presentation of the financial statements in thousands, the number of shares and market value round to zero.

______________________________________ 23 ______________________________________

 HARTFORD MIDCAP HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
 (000'S OMITTED)

                                                       MARKET
 SHARES                                                VALUE
---------                                            ----------
COMMON STOCKS -- 98.7%
           APPAREL & TEXTILE -- 1.0%
    +417   Liz Claiborne, Inc......................  $   17,341
                                                     ----------
           BUSINESS SERVICES -- 6.4%
    +600   Cintas Corp.............................      31,886
    *403   Concord EFS, Inc........................      17,707
   *+626   Iron Mountain, Inc......................      23,257
   *+234   Lamar Advertising Co., Class A..........       9,012
     934   Manpower, Inc...........................      35,488
                                                     ----------
                                                        117,350
                                                     ----------
           COMMUNICATIONS -- 5.1%
   *+565   American Tower Corp., Class A...........      21,415
     231   Broadwing, Inc..........................       5,277
 *+2,793   McLeodUSA, Inc., Class A................      39,453
   *+459   Nextel Partners, Inc....................       7,714
    *494   Western Wireless Corp., Class A.........      19,363
                                                     ----------
                                                         93,222
                                                     ----------
           COMPUTERS & OFFICE EQUIPMENT -- 1.7%
   *+184   Handspring, Inc.........................       7,165
   *+454   Jabil Circuit, Inc......................      11,508
    *461   Palm, Inc...............................      13,041
                                                     ----------
                                                         31,714
                                                     ----------
           CONSUMER DURABLES -- 0.9%
     552   Herman Miller, Inc......................      15,856
                                                     ----------
           CONSUMER NON-DURABLES -- 1.2%
     598   McKesson HBOC, Inc......................      21,466
                                                     ----------
           DRUGS -- 4.6%
    *198   Forest Laboratories, Inc................      26,269
   *+297   Gilead Sciences, Inc....................      24,616
    *+54   IDEC Pharmaceuticals Corp...............      10,274
    *574   Immunex Corp............................      23,327
                                                     ----------
                                                         84,486
                                                     ----------
           EDUCATION -- 0.3%
   *+134   DeVry, Inc..............................       5,051
                                                     ----------
           ELECTRICAL EQUIPMENT -- 3.9%
     457   Danaher Corp............................      31,234
     422   Tektronix, Inc..........................      14,206
    *476   Teradyne, Inc...........................      17,727
    *213   Veeco Instruments, Inc..................       8,527
                                                     ----------
                                                         71,694
                                                     ----------
           ELECTRONICS -- 3.6%
   *+565   Flextronics International Ltd...........      16,094
   *+147   FuelCell Energy, Inc....................      10,065
    *287   Integrated Device Technology, Inc.......       9,500
   *+542   Novellus Systems, Inc...................      19,475
   *+128   Sanmina Corp............................       9,808
                                                     ----------
                                                         64,942
                                                     ----------
           ENERGY & SERVICES -- 8.1%
     392   Anadarko Petroleum Corp.................      27,835
    *567   Nabors Industries, Inc..................      33,508
    *375   Noble Drilling Corp.....................      16,302
  *1,313   R&B Falcon Corp.........................      30,105
                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------

         ENERGY & SERVICES  -- (CONTINUED)

                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------
    +738   Suncor Energy, Inc......................  $   18,968
     441   Transocean Sedco Forex, Inc.............      20,295
                                                     ----------
                                                        147,013
                                                     ----------
           FINANCIAL SERVICES -- 9.7%
     813   Ace Ltd.................................      34,502
     443   AMBAC Financial Group, Inc..............      25,809
     364   Bear Stearns Cos., Inc. (The)...........      18,428
    +338   Legg Mason, Inc.........................      18,421
     343   MBIA, Inc...............................      25,410
     212   State Street Corp.......................      26,270
   1,192   UnionBanCal Corp........................      28,687
                                                     ----------
                                                        177,527
                                                     ----------
           FOOD, BEVERAGE & TOBACCO -- 2.6%
     698   Pepsi Bottling Group, Inc...............      27,864
     727   Ralston Purina Co.......................      18,985
                                                     ----------
                                                         46,849
                                                     ----------
           FOREST & PAPER PRODUCTS -- 2.3%
   1,727   Abitibi-Consolidated, Inc...............      15,869
     467   Bowater, Inc............................      26,321
                                                     ----------
                                                         42,190
                                                     ----------
           HEALTH SERVICES -- 3.9%
 *+1,597   Health Management Associates, Inc.,
           Class A.................................      33,134
   *+206   Human Genome Sciences, Inc..............      14,271
    *515   Tenet Healthcare Corp...................      22,894
                                                     ----------
                                                         70,299
                                                     ----------
           HOTELS & GAMING -- 0.5%
     282   Starwood Hotels & Resorts
           Worldwide, Inc..........................       9,948
                                                     ----------
           MACHINERY -- 3.3%
  *1,029   Grant Prideco, Inc......................      22,578
     574   Harris Corp.............................      17,576
    *932   Varco International, Inc................      20,271
                                                     ----------
                                                         60,425
                                                     ----------
           MEDIA & ENTERTAINMENT -- 5.1%
   *+312   Adelphia Communications Corp.,
           Class A.................................      16,128
    *657   Allegiance Telecom., Inc................      14,620
    +975   Pegasus Communications Corp.,
           Class A.................................      25,106
     351   Scripps (E.W.) Co. (The), Class A.......      22,094
   *+356   Univision Communications, Inc.,
           Class A.................................      14,574
                                                     ----------
                                                         92,522
                                                     ----------
           MEDICAL INSTRUMENTS & SUPPLIES -- 5.6%
   1,291   Becton, Dickinson & Co..................      44,701
     722   Biomet, Inc.............................      28,640
    *467   St. Jude Medical, Inc...................      28,716
                                                     ----------
                                                        102,057
                                                     ----------
           METALS, MINERALS & MINING -- 3.1%
     984   Lockheed Martin Corp....................      33,397
     469   Vulcan Materials Co.....................      22,444
                                                     ----------
                                                         55,841
                                                     ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 24 ______________________________________

                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------

COMMON STOCKS  -- (CONTINUED)

                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------
           RESEARCH & TESTING FACILITIES -- 1.8%
   *+238   Quest Diagnostics, Inc..................  $   33,725
                                                     ----------
           RETAIL -- 5.3%
    *354   Bed Bath & Beyond, Inc..................       7,925
  +1,737   Dollar General Corp.....................      32,783
    *636   Dollar Tree Stores, Inc.................      15,584
   1,628   Family Dollar Stores, Inc...............      34,909
    *140   Starbucks Corp..........................       6,173
                                                     ----------
                                                         97,374
                                                     ----------
           RUBBER & PLASTICS PRODUCTS -- 2.4%
   *+799   Sealed Air Corp.........................      24,360
    *406   Weatherford International, Inc..........      19,165
                                                     ----------
                                                         43,525
                                                     ----------
           SOFTWARE & SERVICES -- 10.5%
    *532   Affiliated Computer Services, Inc.,
           Class A.................................      32,280
  *1,500   Cabletron Systems, Inc..................      22,589
    *536   Cadence Design Systems, Inc.............      14,751
  *1,183   Ceridan Corp............................      23,578
    *253   Fiserv, Inc.............................      11,987
 *+1,787   Gartner Group, Inc., Class A............      12,329
   *+487   HomeStore.com, Inc......................       9,799
     647   IMS Health, Inc.........................      17,480
    *222   Intuit, Inc.............................       8,767
   *+126   Macromedia, Inc.........................       7,655
   *+524   Rational Software Corp..................      20,392
    *588   Vignette Corp...........................      10,580
                                                     ----------
                                                        192,187
                                                     ----------
           TRANSPORTATION -- 2.7%
   *+408   Ryanair Holdings PLC, ADR...............      22,721
     791   Southwest Airlines Co...................      26,520
                                                     ----------
                                                         49,241
                                                     ----------
           UTILITIES -- 3.1%
    *506   Calpine Corp............................      22,815
    +450   DPL, Inc................................      14,921
     458   KeySpan Corp............................      19,416
                                                     ----------
                                                         57,152
                                                     ----------
           Total common stocks.....................  $1,800,997
                                                     ==========

PRINCIPAL                                              MARKET
 AMOUNT                                                VALUE
---------                                            ----------
SHORT-TERM SECURITIES -- 3.7%
           REPURCHASE AGREEMENT
 $68,222   Joint Repurchase Agreement (See Note
           2(d)) 6.002% due 01/02/01...............  $   68,222
                                                     ----------
           Total short-term securities.............  $   68,222
                                                     ==========


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $1,664,821)...   98.7%   $1,800,997
Total short-term securities (cost
 $68,222)...............................    3.7        68,222
                                          -----    ----------
Total investment in securities (total
 cost $1,733,043).......................  102.4     1,869,219
Cash, receivables and other assets......    0.5         8,948
Securities lending collateral (See
 Note 2(i)).............................   14.7       268,467
Payable for securities purchased........   (0.8)      (15,341)
Payable for Fund shares redeemed........   (2.1)      (37,987)
Securities lending collateral payable to
 brokers (See Note 2(i))................  (14.7)     (268,467)
Other liabilities.......................   (0.0)          (45)
                                          -----    ----------
Net assets..............................  100.0%   $1,824,794
                                          =====    ==========


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 2,000,000 shares authorized; 739,721 shares
 outstanding......................................    $   73,972
Capital surplus...................................     1,432,551
Accumulated undistributed net investment income...             1
Accumulated undistributed net realized gain on
 investments......................................       182,094
Unrealized appreciation of investments............       136,176
                                                      ----------
Net assets........................................    $1,824,794
                                                      ==========


Class IA
Net asset value per share ($1,774,047  DIVIDED BY
 719,109 shares outstanding) (1,500,000 shares
 authorized)......................................    $2.47
                                                      ====
Class IB
Net asset value per share ($50,747  DIVIDED BY
 20,612 shares outstanding) (500,000 shares
 authorized)......................................    $2.46
                                                      ====

  *  Non-income producing during the period.
  +  All or a portion of this security was on loan as of December 31, 2000 (See
     Note 2(i)).

______________________________________ 25 ______________________________________

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
 (000'S OMITTED)

                                                        MARKET
  SHARES                                                VALUE
----------                                            ----------
COMMON STOCKS -- 98.0%
            AUSTRALIA -- 0.9%
      +357  News Corp., Ltd., ADR (Media &
             Entertainment).........................  $   11,510
                                                      ----------
            BELGIUM -- 1.7%
        27  Credit Communal Holding (Financial
             Services)..............................       4,932
     *S314  Interbrew (Food, Beverage & Tobacco)....      10,933
       147  KBC Bancassurance Holdings (Financial
             Services)..............................       6,361
                                                      ----------
                                                          22,226
                                                      ----------
            BRAZIL -- 1.2%
       229  Telecomunicacoes Brasileiras S.A., ADR
             (Utilities)............................      16,652
                                                      ----------
            CANADA -- 2.0%
       470  Abitibi-Consolidated, Inc. (Forest &
             Paper Products)........................       4,321
       525  Alcan Aluminum Ltd. (Metals, Minerals &
             Mining)................................      17,931
       118  Nortel Networks Holdings Corp.
             (Communications).......................       3,771
                                                      ----------
                                                          26,023
                                                      ----------
            CHINA -- 0.4%
     *+367  China Unicom Ltd., ADR (Software &
             Services)..............................       5,418
                                                      ----------
            FINLAND -- 3.1%
       487  Nokia Oyj (Communications)..............      21,717
       530  Sonera Group Oyj (Communications).......       9,603
       310  UPM-Kymmene Group (Forest & Paper
             Products)..............................      10,654
                                                      ----------
                                                          41,974
                                                      ----------
            FRANCE -- 12.4%
      +138  Air Liquids S.A. (Chemicals)............      20,623
        88  Alcatel, Class A (Communications).......       4,987
       227  Aventis S.A. (Chemicals)................      19,943
       +55  AXA (Financial Services)................       7,967
         8  BNP Paribas (Financial Services)........         697
       279  Carrefour S.A. (Retail).................      17,511
       +65  France Telecom S.A. (Communications)....       5,568
       101  L'Oreal (Consumer Non-Durables).........       8,657
       179  Pechiney S.A., A Shares (Metals,
             Minerals & Mining).....................       8,169
       +43  Pinault-Printemps-Redoute S.A.
             (Retail)...............................       9,262
       110  Schneider Electric S.A. (Electrical
             Equipment).............................       7,988
        42  Suez Lyonnaise des Eaux S.A.
             (Utilities)............................       7,706
     *+223  Thomson Multimedia (Media &
             Entertainment).........................      10,457
       204  Total Fina S.A., B Shares (Energy &
            Services)...............................      30,331
     *+101  Vivendi S.A. (Media & Entertainment)....       6,673
                                                      ----------
                                                         166,539
                                                      ----------
            GERMANY -- 4.5%
       184  BASF AG (Chemicals).....................       8,355
                                                        MARKET
  SHARES                                                VALUE
----------                                            ----------

          GERMANY  -- (CONTINUED)

                                                        MARKET
  SHARES                                                VALUE
----------                                            ----------
       108  Bayerische Motoren Werke (BMW) AG
             (Transportation).......................  $    3,530
     *S369  Deutsche Post (Transportation)..........       7,931
      +622  Deutsche Telekom AG (Communications)....      18,979
      +433  RWE AG (Utilities)......................      19,233
     *+222  T-Online International (Software &
             Services)..............................       2,791
                                                      ----------
                                                          60,819
                                                      ----------
            HONG KONG -- 3.0%
     1,099  Cheung Kong (Holdings) Ltd. (Real
             Estate)................................      14,055
     2,429  New World Development (Real Estate).....       2,943
  *+15,133  Pacific Century Cyberwor
             (Communications).......................       9,798
     1,422  Sun Hung Kai Properties (Real Estate)...      14,175
                                                      ----------
                                                          40,971
                                                      ----------
            IRELAND -- 0.5%
       594  Allied Irish Banks PLC (Financial
             Services)..............................       6,903
                                                      ----------
            ITALY -- 5.0%
      +376  Allenza Assicurazioni (Financial
             Services)..............................       5,995
      +139  Assicurazioni Generali S.p.A. (Financial
             Services)..............................       5,512
    +1,998  ENI S.p.A. (Energy & Services)..........      12,756
      +305  Mediaset S.p.A. (Media &
             Entertainment).........................       3,634
    +5,181  Pirelli S.p.A. (Transportation).........      18,435
       +p0  Seat-Pagine Gialle S.p.A. (Media &
             Entertainment).........................          p0
   *+1,596  Telecom Italia Mobile S.p.A.
             (Communications).......................      12,738
      +571  Telecom Italia S.p.A.
             (Communications).......................       6,312
                                                      ----------
                                                          65,382
                                                      ----------
            JAPAN -- 13.8%
        43  Advantest Corp. (Electronics)...........       3,982
       450  Bank of Toyko-Mitsubishi Ltd. (Financial
             Services)..............................       4,480
         1  DDI Corp. (Communications)..............       5,052
         1  East Japan Railway......................       3,960
        12  Fast Retailing Co. (Retail).............       2,293
       282  Fuji Photo Film Co., Ltd. (Media &
             Entertainment).........................      11,803
        35  Fuji Soft ABC, Inc. (Computers & Office
             Equipment).............................       2,239
      +427  Fujisawa Pharmaceutical Co. (Drugs).....      14,134
       107  Hoya Corp. (Medical Instruments &
             Supplies)..............................       7,870
       203  KAO Corp. (Consumer Non-Durables).......       5,902
        82  Kyocera Corp. (Electronics).............       8,910
      +171  Matsumotokiyoshi Co., Ltd. (Retail).....       4,688
        54  Matsushita Communication Industrial Co.,
             Ltd. (Retail)..........................       6,773
       654  Matsushita Electric Industrial Co.
             (Electronics)..........................      15,634
       593  NEC Corp. (Electronics).................      10,853
     1,707  Nikko Securities Co., Ltd. (Financial
             Services)..............................      13,228
        58  Nintendo Co., Ltd (Consumer
             Non-Durables)..........................       9,121
         1  Nippon Telegraph & Telephone Corp.
             (Communications).......................       7,920
        p0  NTT DoCoMo, Inc. (Media &
             Entertainment).........................       5,313

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 26 ______________________________________

                                                        MARKET
  SHARES                                                VALUE
----------                                            ----------

COMMON STOCKS  -- (CONTINUED)
          JAPAN  -- (CONTINUED)

                                                        MARKET
  SHARES                                                VALUE
----------                                            ----------
       487  Omron Corp. (Electrical Equipment)......  $   10,128
       109  Pioneer Corp. (Media & Entertainment)...       2,911
       210  Promise Co., Ltd. (Financial
             Services)..............................      14,909
     *+392  Ricoh Co., Ltd. (Media &
             Entertainment).........................       7,243
       701  Tokyo Style Co., Ltd. (Apparel &
             Textile)...............................       6,433
                                                      ----------
                                                         185,779
                                                      ----------
            NETHERLANDS -- 8.0%
       502  Aegon N.V. (Financial Services).........      20,749
       129  Heineken N.V. (Food, Beverage &
             Tobacco)...............................       7,806
       259  ING Groep N.V. (Financial Services).....      20,661
        88  Phillips Electronics N.V.
             (Electronics)..........................       3,213
       463  Royal Dutch Petroleum Co. (Energy &
             Services)..............................      28,343
       228  Royal Dutch Petroleum Co., NY Shares,
             ADR (Energy & Services)................      13,778
       102  ST Microelectronics (Electronic
             Equipment).............................       4,449
       147  Unilever N.V., NY Shares (Consumer Non-
             Durables)..............................       9,227
                                                      ----------
                                                         108,226
                                                      ----------
            PORTUGAL -- 0.4%
     1,711  Electridade de Portuga (Energy &
             Services)..............................       5,654
                                                      ----------
            SOUTH AFRICA -- 0.6%
     2,830  Firstrand Ltd. (Financial Services).....       3,140
       139  Nedcor Ltd. (Financial Services)........       3,144
     1,933  Sanlam Ltd. (Financial Services)........       2,441
                                                      ----------
                                                           8,725
                                                      ----------
            SOUTH KOREA -- 2.1%
        53  Korea Telecom Corp. (Communications)....       2,816
        92  Korea Telecom Corp., ADR
             (Communications).......................       2,853
       150  Samsung Electronics (Electronics).......      18,693
        13  SK Telecom Co., Ltd. (Media &
             Entertainment).........................       2,684
       +77  SK Telecom Co., Ltd., ADR (Media &
             Entertainment).........................       1,807
                                                      ----------
                                                          28,853
                                                      ----------
            SPAIN -- 4.3%
      +561  Banco Popular Espanol S.A. (Financial
             Services)..............................      19,533
     1,233  Banco Santander Central Hispano S.A.
             (Financial Services)...................      13,197
       615  Endesa S.A. (Utilities).................      10,485
       151  Endesa S.A., ADR (Utilities)............       2,518
      +240  Telefonica S.A., ADR (Communications)...      12,002
                                                      ----------
                                                          57,735
                                                      ----------
            SWEDEN -- 3.7%
       960  ForeningsSparbanken AB (Swedbank)
             (Financial Services)...................      14,698
       229  Gambro AB, Class A (Medical
             Instruments & Supplies)................       1,661
     2,294  Skandinaviska Enskilda, A Shares
             (Financial Services)...................      25,290
                                                        MARKET
  SHARES                                                VALUE
----------                                            ----------

          SWEDEN  -- (CONTINUED)

                                                        MARKET
  SHARES                                                VALUE
----------                                            ----------
       226  Telefonaktiebolaget LM Ericcson AB, B
             Shares, ADR (Communications)...........  $    2,531
       506  Telefonaktiebolaget LM Ericsson AB, B
             Shares (Communications)................       5,769
                                                      ----------
                                                          49,949
                                                      ----------
            SWITZERLAND -- 4.6%
        13  Nestle S.A. (Food, Beverage &
             Tobacco)...............................      29,878
        12  Novartis AG (Drugs).....................      21,021
         1  Roche Holdings, Inc. (Drugs)............      10,698
        p0  Syngenta AG (Chemicals).................          p0
                                                      ----------
                                                          61,597
                                                      ----------
            TAIWAN -- 1.2%
    *1,398  Taiwan Semiconductor Manufacturing Co.,
             Ltd....................................       3,360
      *542  Taiwan Semiconductor Manufacturing Co.,
             Ltd., ADR (Electronics)................       9,346
      *354  United Microelectronics Corp., ADR
             (Electronics)..........................       2,921
                                                      ----------
                                                          15,627
                                                      ----------
            UNITED KINGDOM -- 24.6%
       531  Astrazeneca Group PLC (Drugs)...........      26,712
     1,070  BAA PLC (Transportation)................       9,876
       694  Barclays PLC (Financial Services).......      21,422
     1,796  Billiton PLC (Metals, Minerals &
             Mining)................................       6,968
     2,501  BP Amoco PLC (Energy & Services)........      20,060
       287  BP Amoco PLC, ADR (Energy & Services)...      13,759
     2,264  British Airways PLC.....................      13,178
       898  British Sky Broadcasting (Media &
             Entertainment).........................      15,073
       725  Cable & Wireless PLC (Utilities)........       9,762
      *342  COLT Telecom Group PLC
             (Communications).......................       7,339
      *207  GlaxoSmithKline PLC (Drugs).............       5,850
       151  GlaxoSmithKline PLC, ADR (Drugs)........       8,457
     1,050  Imperial Chemical Industries PLC
             (Chemicals)............................       8,651
     5,827  Invensys PLC (Electrical Equipment).....      13,622
    *2,166  Lattice Group PLC (Utilities)...........       4,868
       206  Liberty International PLC (Business
             Services)..............................       1,498
     1,666  Lloyds TSB Group PLC (Financial
             Services)..............................      17,543
       601  Marconi PLC (Communications)............       6,428
     1,092  Prudential Corp., PLC (Financial
             Services)..............................      17,535
       825  Psion PLC, GBP (Software & Services)....       3,479
       722  Reckitt & Colman PLC (Consumer Non-
             Durables)..............................       9,966
     2,820  Reed International PLC (Media &
             Entertainment).........................      29,424
     3,252  Rentokil Initial PLC (Business
             Services)..............................      11,245
       509  Royal Bank of Scotland Group (Financial
             Services)..............................      12,003
       760  Safeway PLC (Retail)....................       3,376
     1,979  Smith & Nephew PLC (Medical
             Instruments & Supplies)................       9,298

______________________________________ 27 ______________________________________

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 2000
 (000'S OMITTED)

                                                        MARKET
  SHARES                                                VALUE
----------                                            ----------

COMMON STOCKS  -- (CONTINUED)
          UNITED KINGDOM  -- (CONTINUED)

                                                        MARKET
  SHARES                                                VALUE
----------                                            ----------
       393  South African Breweries PLC (Food,
             Beverage & Tobacco)....................  $    2,763
     5,816  Vodafone AirTouch PLC
             (Communications).......................      21,327
                                                      ----------
                                                         331,482
                                                      ----------
            Total common stocks.....................  $1,318,044
                                                      ==========

PRINCIPAL
  AMOUNT
----------
SHORT-TERM SECURITIES -- 11.8%
            REPURCHASE AGREEMENT
$  158,524  Joint Repurchase Agreement (See Note
            2(d)) 6.002% due 01/02/01...............  $  158,524
                                                      ----------
            Total short-term securities.............  $  158,524
                                                      ==========


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $1,310,704)...   98.0%   $1,318,044
Total short-term securities (cost
 $158,524)..............................   11.8       158,524
                                          -----    ----------
Total investment in securities (total
 cost $1,469,228).......................  109.8     1,476,568
Cash, receivables and other assets......    1.7        23,837
Securities lending collateral (See
 Note 2(i)).............................   12.0       161,272
Payable for securities purchased........   (6.6)      (89,089)
Payable for Fund shares redeemed........   (4.9)      (65,782)
Securities lending collateral payable to
 brokers (See Note 2(i))................  (12.0)     (161,272)
Other liabilities.......................    0.0          (243)
                                          -----    ----------
Net assets..............................  100.0%   $1,345,291
                                          =====    ==========


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 2,500,000 shares authorized; 986,541 shares
 outstanding......................................    $   98,654
Capital surplus...................................     1,130,993
Accumulated undistributed net investment income...           781
Accumulated undistributed net realized gain on
 investments......................................       108,047
Unrealized appreciation of investments............         7,340
Unrealized appreciation of forward foreign
 currency contracts (See Note 2(g))w..............           381
Unrealized depreciation of other assets and
 liabilities in foreign currencies................          (905)
                                                      ----------
Net assets........................................    $1,345,291
                                                      ==========


Class IA
Net asset value per share
 ($1,326,609 DIVIDED BY 972,857 shares
 outstanding) (1,875,000 shares authorized).......    $1.36
                                                      =====
Class IB
Net asset value per share
 ($18,682 DIVIDED BY 13,684 shares outstanding)
 (625,000 shares authorized)......................    $1.37
                                                      =====



                                                      MARKET
                                                      VALUE
                                                      ------


DIVERSIFICATION BY INDUSTRY:
  Apparel & Textile............................     0.5%   $    6,433
  Business Services............................     0.9        12,743
  Chemicals....................................     4.3        57,572
  Communications...............................    12.6       169,317
  Computers & Office Equipment.................     0.2         2,239
  Consumer Non-Durables........................     3.2        42,873
  Drugs........................................     6.5        86,872
  Electrical Equipment.........................     2.7        36,187
  Electronics..................................     5.7        76,912
  Energy & Services............................     9.3       124,681
  Financial Services...........................    19.4       262,340
  Food, Beverage & Tobacco.....................     3.8        51,380
  Forest & Paper Products......................     1.1        14,975
  Media & Entertainment........................     7.9       106,725
  Medical Instruments & Supplies...............     1.4        18,829
  Metals, Minerals & Mining....................     2.5        33,068
  Real Estate..................................     2.3        31,173
  Retail.......................................     3.3        43,903
  Software & Services..........................     0.9        11,688
  Transportation...............................     4.2        56,910
  Utilities....................................     5.3        71,224
                                                 ------    ----------
Total common stocks............................    98.0%   $1,318,044
                                                 ======    ==========

  *  Non-income producing during the period.
  S Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the market value of these securities amounted to 18,864 or 1.4% of net assets.
  +  All or a portion of this security was on loan as of December 31, 2000 (See
     Note 2(i)).
  p Due to the presentation of the financial statements in thousands, the number of shares and market value round to zero.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 28 ______________________________________
      wFORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2000

                                                                    UNREALIZED
                                           CONTRACT    DELIVERY    APPRECIATION
DESCRIPTION                MARKET VALUE     AMOUNT       DATE     (DEPRECIATION)
-----------                ------------   ----------   --------   --------------
British Pounds (Buy)         $ 2,018        $1,988     01/02/01        $ 30
British Pounds (Buy)           3,558         3,522     01/03/01          36
British Pounds (Buy)           2,557         2,563     01/04/01          (6)
British Pounds (Buy)           1,857         1,856     01/05/01           1
British Pounds (Buy)              66            66     01/08/01          --
British Pounds (Sell)            679           674     01/03/01          (5)
Canadian Dollars (Buy)         5,512         5,480     01/02/01          32
Canadian Dollars (Buy)         1,660         1,662     01/03/01          (2)
Euro (Buy)                    18,033        17,877     01/02/01         156
Euro (Buy)                     5,077         5,019     01/03/01          58
Hong Kong Dollars (Buy)          685           685     01/02/01          --
South African Rand (Buy)       1,788         1,797     01/02/01          (9)
South African Rand (Buy)         773           773     01/02/01          --
Swedish Krona (Buy)            2,303         2,275     01/02/01          28
Swedish Krona (Buy)              809           801     01/03/01           8
Swedish Krona (Buy)               18            18     01/04/01          --
Swiss Franc (Buy)              4,995         4,941     01/04/01          54
                                                                       ----
                                                                       $381
                                                                       ====

______________________________________ 29 ______________________________________

 HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
 (000'S OMITTED)

                                                      MARKET
 SHARES                                               VALUE
---------                                            --------
COMMON STOCKS -- 95.3%
           AUSTRALIA -- 0.3%
     +58   News Corp., Ltd., ADR (Media &
            Entertainment).........................  $  1,861
                                                     --------
           BELGIUM -- 2.0%
      40   Dexia FF (Financial Services)...........     7,321
   *S136   Interbrew (Food, Beverage & Tobacco)....     4,755
                                                     --------
                                                       12,076
                                                     --------
           BRAZIL -- 1.2%
     +97   Telecomunicacoes Brasileiras S.A., ADR
            (Communications).......................     7,069
                                                     --------
           FINLAND -- 2.4%
     148   Nokia Oyj (Communications)..............     6,605
     219   UPM-Kymmene Group (Forest & Paper
            Products)..............................     7,522
                                                     --------
                                                       14,127
                                                     --------
           FRANCE -- 8.5%
      53   Air Liquide S.A. (Chemicals)............     7,893
      72   Aventis S.A. (Chemicals)................     6,304
     +26   AXA (Financial Services)................     3,791
      91   Carrefour S.A. (Retail).................     5,709
     +29   Pinault-Printemps-Redoute S.A.
            (Retail)...............................     6,125
     200   Thales S.A. (Electronics)...............     9,566
   *+150   Thomson Multimedia (Media &
            Entertainment).........................     7,004
      29   Total Fina S.A., B Shares (Energy &
            Services)..............................     4,288
                                                     --------
                                                       50,680
                                                     --------
           GERMANY -- 2.6%
     119   Bayerische Motoren Werke (BMW) AG
            (Transportation).......................     3,882
   *S156   Deutsche Post AG (Transportation).......     3,357
    +273   Deutsche Telekom AG (Communications)....     8,330
                                                     --------
                                                       15,569
                                                     --------
           ITALY -- 3.0%
  +2,366   Pirelli S.p.A (Transportation)..........     8,420
 *+1,156   Telecom Italia Mobile S.p.A.
            (Communications).......................     9,228
                                                     --------
                                                       17,648
                                                     --------
           JAPAN -- 0.7%
     117   Matsushita Electric Industrial Co.
            (Electrical Equipment).................     2,797
      47   Softbank Corp. (Financial Services).....     1,627
                                                     --------
                                                        4,424
                                                     --------
           NETHERLANDS -- 4.0%
      83   ING Groep N.V. (Financial Services).....     6,628
     146   Royal Dutch Petroleum Co. (Energy &
            Services)..............................     8,915
     136   Unilever N.V., NY Shares (Consumer Non-
            Durables)..............................     8,541
                                                     --------
                                                       24,084
                                                     --------
           SOUTH KOREA -- 1.6%
    S136   Samsung Electronics, GDR
            (Electronics)..........................     9,704
                                                     --------
           SPAIN -- 1.8%
     306   Banco Popular Espanol S.A. (Financial
            Services)..............................    10,669
                                                     --------
                                                     MARKET
 SHARES                                               VALUE
---------                                            --------

                                                     MARKET
 SHARES                                               VALUE
---------                                            --------
           SWEDEN -- 1.2%
     645   Skandinaviska Enskilda, Class A
            (Financial Services)...................  $  7,106
                                                     --------
           SWITZERLAND -- 2.0%
       5   Nestle S.A. (Food, Beverage &
            Tobacco)...............................    12,078
                                                     --------
           UNITED KINGDOM -- 13.1%
     217   AstraZeneca Group PLC (Drugs)...........    10,920
     315   Barclays PLC (Financial Services).......     9,739
     899   British Airways PLC.....................     5,237
     601   British Sky Broadcasting Group PLC
            (Media & Entertainment)................    10,086
     297   Cable & Wireless PLC (Utilities)........     3,999
   3,378   Invensys PLC (Electrical................     7,897
     900   Lloyds TSB Group PLC (Financial
            Services)..............................     9,476
     898   Psion PLC, GBP (Software & Services)....     3,786
   1,449   Reed International PLC (Media &
            Entertainment).........................    15,116
     656   Vodafone AirTouch PLC
            (Communications).......................     2,407
                                                     --------
                                                       78,663
                                                     --------
           UNITED STATES OF AMERICA -- 50.9%
     182   Ace Ltd. (Financial Services)...........     7,702
     218   Alcoa, Inc. (Metals, Minerals &
            Mining)................................     7,300
     *65   America Online, Inc. (Software &
            Services)..............................     2,269
     169   American Home Products Corp. (Drugs)....    10,708
      92   American International Group, Inc.
            (Financial Services)...................     9,028
    *285   AMR Corp. (Transportation)..............    11,168
     191   Anheuser-Busch Cos., Inc. (Food,
            Beverage & Tobacco)....................     8,672
     158   Automatic Data Processing, Inc.
            (Software & Services)..................     9,984
      75   Baxter International, Inc. (Medical
            Instruments & Supplies)................     6,606
     *+4   Berkshire Hathaway, Inc., Class B
            (Financial Services)...................     8,710
     249   Burlington Resources, Inc. (Energy &
            Services)..............................    12,569
      69   Cardinal Health, Inc. (Consumer
            Non-Durables)..........................     6,874
    *189   Cisco Systems, Inc. (Computers & Office
            Equipment).............................     7,213
     182   Citigroup, Inc. (Financial Services)....     9,282
     326   du Pont (E.I.) de Nemours & Co.
            (Chemicals)............................    15,755
      75   Emerson Electric Co. (Electronics)......     5,935
     160   ExxonMobil Corp. (Energy & Services)....    13,901
      82   General Electric Co. (Electronics)......     3,935
      84   Goldman Sachs Group, Inc. (The)
            (Financial Services)...................     9,026
    *178   Immunex Corp. (Drugs)...................     7,248
     336   Intel Corp. (Electronics)...............    10,101
    *424   Micron Technology, Inc. (Electronics)...    15,041
    *303   Microsoft Corp. (Software & Services)...    13,134
     140   PepsiCo, Inc. (Food, Beverage &
            Tobacco)...............................     6,919
     258   Pharmacia Corp. (Chemicals).............    15,731
     108   Philip Morris Cos., Inc. (Food,
            Beverage & Tobacco)....................     4,761
     116   Sprint Corp. (Communications)...........     2,364
     *66   Starbucks Corp. (Retail)................     2,934

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 30 ______________________________________

                                                     MARKET
 SHARES                                               VALUE
---------                                            --------

COMMON STOCKS -- (CONTINUED)
         UNITED STATES OF AMERICA -- (CONTINUED)

                                                     MARKET
 SHARES                                               VALUE
---------                                            --------
    *305   Sun Microsystems, Inc. (Software &
            Services)..............................  $  8,496
     137   Texas Instruments, Inc. (Electronics)...     6,509
     220   United Technologies Corp. (Aerospace &
            Defense)...............................    17,313
     315   Unocal Corp. (Energy & Services)........    12,194
      49   Wal-Mart Stores, Inc. (Retail)..........     2,624
     442   Waste Management, Inc. (Utilities)......    12,260
                                                     --------
                                                      304,266
                                                     --------
           Total common stocks.....................  $570,024
                                                     ========

PRINCIPAL
 AMOUNT
---------

SHORT-TERM SECURITIES -- 7.7%
           REPURCHASE AGREEMENT
 $45,951   Joint Repurchase Agreement (See Note
           2(d)) 6.002% due 01/02/01...............  $ 45,951
                                                     --------
           Total short-term securities.............  $ 45,951
                                                     ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $551,786).....   95.3%   $570,024
Total short-term securities (cost
 $45,951)...............................    7.7      45,951
                                          -----    --------
Total investment in securities (total
 cost $597,737).........................  103.0     615,975
Cash, receivables and other assets......    0.9       5,291
Securities lending collateral (See
 Note 2(i)).............................    7.0      41,777
Payable for securities purchased........   (3.1)    (18,744)
Payable for Fund shares redeemed........   (0.8)     (4,103)
Securities lending collateral payable to
 brokers (See Note 2(i))................   (7.0)    (41,777)
Other liabilities.......................    0.0         (33)
                                          -----    --------
Net assets..............................  100.0%   $598,386
                                          =====    ========


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share; 800,000
 shares authorized; 340,143 shares outstanding....    $    340
Capital surplus...................................     615,885
Distribution in excess of net investment income...        (196)
Distribution in excess of net realized gain on
 investments......................................     (35,865)
Unrealized appreciation of investments............      18,238
Unrealized appreciation of forward foreign
 currency contracts (See Note 2(g))w..............           1
Unrealized depreciation of other assets and
 liabilities in foreign currencies................         (17)
                                                      --------
Net assets........................................    $598,386
                                                      ========



                                                      MARKET
                                                      VALUE
                                                      ------
Class IA
Net asset value per share ($572,517  DIVIDED BY
 325,418 shares outstanding) (600,000 shares
 authorized)......................................    $1.76
                                                      =====
Class IB
Net asset value per share ($25,869  DIVIDED BY
 14,725 shares outstanding) (200,000 shares
 authorized)......................................    $1.76
                                                      =====


DIVERSIFICATION BY INDUSTRY:
  Aerospace & Defense...................    2.9%   $ 17,313
  Chemicals.............................    7.6      45,683
  Communications........................    6.0      36,003
  Computers & Office Equipment..........    1.2       7,213
  Consumer Non-Durables.................    2.6      15,415
  Drugs.................................    4.8      28,876
  Electrical Equipment..................    1.8      10,694
  Electronics...........................   10.2      60,791
  Energy & Services.....................    8.7      51,867
  Financial Services....................   16.7     100,105
  Food, Beverage & Tobacco..............    6.2      37,185
  Forest & Paper Products...............    1.3       7,522
  Media & Entertainment.................    5.7      34,067
  Medical Instruments & Supplies........    1.1       6,606
  Metals, Minerals & Mining.............    1.2       7,300
  Retail................................    2.9      17,392
  Software & Services...................    6.3      37,669
  Transportation........................    5.4      32,064
  Utilities.............................    2.7      16,259
                                          -----    --------
Total common stocks.....................   95.3%   $570,024
                                          =====    ========

  *  Non-income producing during the period.
  S Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the market value of these securities amounted to $17,816 or 3.0% of net assets.
  +  All or a portion of this security was on loan as of December 31, 2000 (See
     Note 2(i)).

      wFORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2000

                                                                 UNREALIZED
                                        CONTRACT    DELIVERY    APPRECIATION
DESCRIPTION             MARKET VALUE     AMOUNT       DATE     (DEPRECIATION)
-----------             ------------   ----------   --------   --------------
British Pounds (Buy)       $  812        $  814     01/04/01       $  (2)
Euro (Buy)                    539           535     01/02/01           4
Euro (Buy)                  1,064         1,065     01/04/01          (1)
                                                                   -----
                                                                   $   1
                                                                   =====

______________________________________ 31 ______________________________________

 HARTFORD STOCK HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
 (000'S OMITTED)

                                                       MARKET
 SHARES                                                VALUE
---------                                            ----------
COMMON STOCKS -- 95.9%
           AEROSPACE & DEFENSE -- 2.5%
  *2,378   General Motors, Class H.................  $   54,701
   2,349   United Technologies Corp................     184,706
                                                     ----------
                                                        239,407
                                                     ----------
           BUSINESS SERVICES -- 0.3%
    +106   Interpublic Group Cos., Inc. (The)......       4,490
      79   Omnicom Group, Inc......................       6,555
   1,374   ServiceMaster Co. (The).................      15,799
                                                     ----------
                                                         26,844
                                                     ----------
           CHEMICALS -- 2.8%
   2,876   Dow Chemical Co. (The)..................     105,315
   2,703   Pharmacia Corp..........................     164,887
                                                     ----------
                                                        270,202
                                                     ----------
           COMMUNICATIONS -- 6.6%
    *219   Avaya, Inc..............................       2,257
     *50   COLT Telecom Group PLC..................       1,073
 *+2,864   Global Crossing, Ltd....................      40,985
   1,663   Lucent Technologies, Inc................      22,453
  +2,493   Nortel Networks Holdings Corp...........      79,938
   3,472   SBC Communications, Inc.................     165,807
  *1,967   Tellabs, Inc............................     111,141
   2,440   Verizon Communications, Inc.............     122,312
  *6,737   WorldCom, Inc...........................      94,734
                                                     ----------
                                                        640,700
                                                     ----------
           COMPUTERS & OFFICE EQUIPMENT -- 7.4%
  *5,816   Cisco Systems, Inc......................     222,462
  *3,194   Dell Computer Corp......................      55,702
  *1,285   EMC Corp................................      85,466
   1,812   Hewlett-Packard Co......................      57,182
   1,652   International Business Machines Corp....     140,395
     580   Minnesota Mining & Manufacturing Co.....      69,914
  *2,565   Solectron Corp..........................      86,947
                                                     ----------
                                                        718,068
                                                     ----------
           CONSUMER NON-DURABLES -- 6.3%
     649   Cardinal Health, Inc....................      64,617
     808   Gillette Co. (The)......................      29,189
   1,689   Procter & Gamble Co. (The)..............     132,465
  *4,246   Safeway, Inc............................     265,400
   2,135   Tyco International Ltd..................     118,481
                                                     ----------
                                                        610,152
                                                     ----------
           DRUGS -- 9.9%
   2,782   Abbott Laboratories.....................     134,768
   3,253   American Home Products Corp.............     206,728
   2,182   Bristol-Myers Squibb Co.................     161,332
     218   Eli Lilly & Co..........................      20,297
    *752   Immunex Corp............................      30,534
   2,134   Merck & Co., Inc........................     199,758
   4,048   Pfizer, Inc.............................     186,205
     447   Schering-Plough Corp....................      25,367
                                                     ----------
                                                        964,989
                                                     ----------
           ELECTRICAL EQUIPMENT -- 0.8%
  *2,122   Teradyne, Inc...........................      79,041
                                                     ----------
                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------

                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------
           ELECTRONICS -- 5.8%
     *50   Broadcom Corp., Class A.................  $    4,200
   1,167   Emerson Electric Co.....................      92,006
   3,370   General Electric Co.....................     161,535
   5,764   Intel Corp..............................     173,283
    *733   JDS Uniphase Corp.......................      30,540
  *1,946   Micron Technology, Inc..................      69,087
    *573   Vitesse Semiconductor Corp..............      31,677
                                                     ----------
                                                        562,328
                                                     ----------
           ENERGY & SERVICES -- 6.9%
   1,093   Conoco, Inc., Class B...................      31,617
   3,782   ExxonMobil Corp.........................     328,754
     317   Royal Dutch Petroleum Co., NY Shares,
            ADR....................................      19,168
   1,339   Schlumberger Ltd........................     107,060
   2,445   Texaco, Inc.............................     151,889
    +325   Transocean Sedco Forex, Inc.............      14,950
     495   Unocal Corp.............................      19,150
                                                     ----------
                                                        672,588
                                                     ----------
           FINANCIAL SERVICES -- 15.4%
   2,209   American International Group, Inc.......     217,771
     278   Chase Manhattan Corp. (The).............      12,641
   7,467   Citigroup, Inc..........................     381,309
   2,026   Fleet Boston Financial Corp.............      76,087
   3,112   Franklin Resources, Inc.................     118,567
     560   Goldman Sachs Group, Inc. (The).........      59,874
   1,952   Marsh & McLennan Cos., Inc..............     228,431
   2,349   Merrill Lynch & Co., Inc................     160,152
     211   Morgan Stanley Dean Witter & Co.........      16,722
   1,809   State Street Corp.......................     224,708
                                                     ----------
                                                      1,496,262
                                                     ----------
           FOOD, BEVERAGE & TOBACCO -- 4.4%
   1,108   Anheuser-Busch Cos., Inc................      50,400
   2,299   Coca-Cola Co. (The).....................     140,101
   1,002   General Mills, Inc......................      44,661
   3,836   PepsiCo, Inc............................     190,097
                                                     ----------
                                                        425,259
                                                     ----------
           FOREST & PAPER PRODUCTS -- 3.0%
   2,712   Kimberly-Clark Corp.....................     191,718
   2,057   Weyerhaeuser Co.........................     104,398
                                                     ----------
                                                        296,116
                                                     ----------
           HEALTH SERVICES -- 0.3%
     745   HCA - The Healthcare Co.................      32,787
                                                     ----------
           MEDIA & ENTERTAINMENT -- 3.3%
  *6,914   AT&T - Liberty Media Group, Class A.....      93,777
   3,232   Gannett Co., Inc........................     203,824
     738   Walt Disney Co. (The)...................      21,367
                                                     ----------
                                                        318,968
                                                     ----------
           MEDICAL INSTRUMENTS & SUPPLIES -- 2.0%
     435   Baxter International, Inc...............      38,416
   1,546   Johnson & Johnson Co....................     162,395
                                                     ----------
                                                        200,811
                                                     ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 32 ______________________________________

                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------

COMMON STOCKS -- (CONTINUED)

                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------
           METALS, MINERALS & MINING -- 1.5%
   1,899   Alcoa, Inc..............................  $   63,613
   1,440   Illinois Tool Works, Inc................      85,770
                                                     ----------
                                                        149,383
                                                     ----------
           REAL ESTATE -- 0.1%
      *6   Security Capital Group, Inc.,
            Class A................................       6,386
                                                     ----------
           RETAIL -- 7.0%
   2,232   CVS Corp................................     133,769
   2,994   Home Depot, Inc. (The)..................     136,807
   6,055   McDonald's Corp.........................     205,884
  +4,002   Wal-Mart Stores, Inc....................     212,590
                                                     ----------
                                                        689,050
                                                     ----------
           SOFTWARE & SERVICES -- 6.3%
  *3,774   America Online, Inc.....................     131,321
   2,408   Automatic Data Processing, Inc..........     152,450
  *1,438   China Unicom Ltd., ADR..................      21,216
   *+862   Computer Sciences Corp..................      51,852
  *5,749   Microsoft Corp..........................     249,372
     *56   VERITAS Software Corp...................       4,865
                                                     ----------
                                                        611,076
                                                     ----------
           TRANSPORTATION -- 0.6%
     897   Boeing Co. (The)........................      59,182
                                                     ----------
           UTILITIES -- 2.7%
     738   Duke Energy Corp........................      62,949
    +600   El Paso Energy Corp.....................      42,975
     633   Exelon Corp.............................      44,443
   1,223   FPL Group, Inc..........................      87,743
     854   Waste Management, Inc...................      23,685
                                                     ----------
                                                     261,795...
                                                     ----------
           Total common stocks (cost $7,847,254)...  $9,331,394
                                                     ==========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 2.2%
           REPURCHASE AGREEMENT
$218,369   Joint Repurchase Agreement (See Note
           2(d)) 6.002% due 01/02/01...............  $  218,369
                                                     ----------
           Total short-term securities
           (cost $218,369).........................  $  218,369
                                                     ==========

                                                   MARKET
                                                   VALUE
                                                 ----------


STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, net of securities
 loaned...........................................  $9,470,402
Investment in securities loaned (See Note 2(i))...      79,361
                                                    ----------
Total investment in securities, at value (total
 cost $8,065,623) - see accompanying portfolio....  $9,549,763
Receivable for Fund shares sold...................     668,913
Receivable for dividends and interest.............       6,899
Security lending collateral (See Note 2(i)).......      82,483
Cash and other assets.............................          25
                                                    ----------
Total assets......................................  10,308,083
                                                    ----------
LIABILITIES
Payable for securities purchased..................     483,481
Payable for Fund shares redeemed..................      15,736
Security lending collateral payable to brokers
 (See Note 2(i))..................................      82,483
Other liabilities.................................         288
                                                    ----------
Total liabilities.................................     581,988
                                                    ----------
Net assets........................................  $9,726,095
                                                    ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 3,000,000 shares authorized; 1,654,065 shares
 outstanding......................................  $  165,407
Capital surplus...................................   7,421,487
Accumulated undistributed net investment income...           1
Accumulated undistributed net realized gain on
 investments......................................     655,060
Unrealized appreciation of investments............   1,484,140
                                                    ----------
Net assets........................................  $9,726,095
                                                    ==========


Class IA
Net asset value per share ($9,590,018  DIVIDED BY
 1,630,918 shares outstanding) (2,250,000 shares
 authorized)......................................    $5.88
                                                      =====
Class IB
Net asset value per share ($136,077  DIVIDED BY
 23,147 shares outstanding) (750,000 shares
 authorized)......................................    $5.88
                                                      =====

  *  Non-income producing during the period.
  +  All or a portion of this security was on loan as of December 31, 2000 (See
     Note 2(i)).

______________________________________ 33 ______________________________________

 HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
 (000'S OMITTED)

                                                      MARKET
 SHARES                                                VALUE
---------                                            ---------
COMMON STOCKS -- 98.2%
           AEROSPACE & DEFENSE -- 2.2%
    *49    General Motors, Class H.................  $  1,137
     94    United Technologies Corp................     7,375
                                                     --------
                                                        8,512
                                                     --------
           CHEMICALS -- 2.5%
     36    du Pont (E.I.) de Nemours & Co..........     1,739
    131    Pharmacia Corp..........................     7,998
                                                     --------
                                                        9,737
                                                     --------
           COMMUNICATIONS -- 6.8%
   *v33    Echostar Communications, Class A........       748
    *71    Exodus Communications, Inc..............     1,426
    *72    Global Crossing Ltd.....................     1,033
     61    Lucent Technologies, Inc................       825
     80    Nortel Netwoks Holdings Corp............     2,549
   *101    Qwest Communications International......     4,141
     64    SBC Communications, Inc.................     3,055
    *90    Sonus Networks, Inc.....................     2,267
    *52    Tekelec.................................     1,563
    133    Verizon Communications, Inc.............     6,672
   *188    Worldcom, Inc...........................     2,639
                                                     --------
                                                       26,918
                                                     --------
           COMPUTERS & OFFICE EQUIPMENT -- 7.4%
   *275    Cisco Systems, Inc......................    10,511
   *236    Dell Computer Corp......................     4,120
    *55    EMC Corp................................     3,684
     45    Hewlett-Packard Co......................     1,420
     90    International Business Machines Corp....     7,676
    *58    Solectron Corp..........................     1,980
                                                     --------
                                                       29,391
                                                     --------
           CONSUMER DURABLES -- 0.3%
     22    Corning, Inc............................     1,157
                                                     --------
           CONSUMER NON-DURABLES -- 4.1%
     42    Eastman Kodak Co........................     1,646
     58    Procter & Gamble Co. (The)..............     4,549
    *53    Safeway, Inc............................     3,331
    122    Tyco International Ltd..................     6,743
                                                     --------
                                                       16,269
                                                     --------
           DRUGS -- 9.5%
    111    Abbott Laboratories.....................     5,377
     56    American Home Products Corp.............     3,552
     55    Eli Lilly & Co..........................     5,072
    *20    Forest Laboratories, Inc................     2,697
    *50    Genzyme Corp............................     4,452
    *60    Immunex Corp............................     2,421
     90    Merck & Co., Inc........................     8,464
     61    Mylan Laboratories......................     1,526
     81    Pfizer, Inc.............................     3,735
                                                     --------
                                                       37,296
                                                     --------
           ELECTRICAL EQUIPMENT -- 0.3%
    *33    Teradyne, Inc...........................     1,211
                                                     --------
           ELECTRONICS -- 6.3%
    *36    Advanced Micro Devices, Inc.............       496
                                                     MARKET
SHARES                                                VALUE
---------                                            ---------

         ELECTRONICS  -- (CONTINUED)

                                                     MARKET
SHARES                                                VALUE
---------                                            ---------
     24    Eaton Corp..............................  $  1,812
    278    General Electric Co.....................    13,346
    175    Intel Corp..............................     5,261
    *32    JDS Uniphase Corp.......................     1,321
    *79    Micron Technology, Inc..................     2,812
                                                     --------
                                                       25,048
                                                     --------
           ENERGY & SERVICES -- 7.6%
     45    Anadarko Petroleum Corp.................     3,222
     30    Chevron Corp............................     2,567
    120    Conoco, Inc., Class B...................     3,473
    128    ExxonMobil Corp.........................    11,102
     58    Helmerich & Payne, Inc..................     2,545
    *72    Rowan Companies, Inc....................     1,936
     23    Schlumberger Ltd........................     1,807
     23    Texaco, Inc.............................     1,416
     54    Unocal Corp.............................     2,085
                                                     --------
                                                       30,153
                                                     --------
           FINANCIAL SERVICES -- 17.7%
     51    AMBAC Financial Group, Inc..............     2,965
     24    American General Corp...................     1,972
     66    American International Group, Inc.......     6,525
     37    CIGNA Corp..............................     4,935
    196    Citigroup, Inc..........................     9,984
     52    Fannie Mae..............................     4,502
     35    Freddie Mac.............................     2,424
     30    Goldman Sachs Group, Inc., (The)........     3,240
    157    KeyCorp.................................     4,390
     51    Lehman Brothers Holdings, Inc...........     3,442
     34    Marsh & Mclennan Cos., Inc..............     4,001
     71    Merrill Lynch & Co., Inc................     4,828
     38    Morgan Stanley Dean Witter & Co.........     3,019
    214    Pacific Century Financial Corp..........     3,776
    117    UnionBanCal Corp........................     2,815
     62    Wachovia Corp...........................     3,598
     64    Washington Mutual, Inc..................     3,369
                                                     --------
                                                       69,785
                                                     --------
           FOOD, BEVERAGE & TOBACCO -- 4.9%
     21    Coca-Cola Co. (The).....................     1,249
     39    Pepsi Bottling Group, Inc...............     1,542
    163    PepsiCo, Inc............................     8,074
    141    Philip Morris Cos., Inc.................     6,191
     49    R.J. Reynolds Tobacco Holdings, Inc.....     2,403
                                                     --------
                                                       19,459
                                                     --------
           FOREST & PAPER PRODUCTS -- 1.9%
     83    Kimberly-Clark Corp.....................     5,888
     33    Temple-Inland, Inc......................     1,743
                                                     --------
                                                        7,631
                                                     --------
           HEALTH SERVICES -- 0.7%
    *58    Tenet Healthcare Corp...................     2,564
                                                     --------
           MACHINERY -- 1.2%
    *38    Applied Materials, Inc..................     1,432
     30    Black & Decker Corp.....................     1,174

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 34 ______________________________________

                                                     MARKET
SHARES                                                VALUE
---------                                            ---------

COMMON STOCKS  -- (CONTINUED)
         MACHINERY  -- (CONTINUED)

                                                     MARKET
SHARES                                                VALUE
---------                                            ---------
    101    Pall Corp...............................  $  2,146
                                                     --------
                                                        4,752
                                                     --------
           MEDIA & ENTERTAINMENT -- 2.2%
   *238    AT&T - Liberty Media Group, Class A.....     3,231
    *42    Comcast Corp., Class A..................     1,762
     58    Gannett Co., Inc........................     3,626
                                                     --------
                                                        8,619
                                                     --------
           MEDICAL INSTRUMENTS & SUPPLIES -- 1.6%
     91    Becton, Dickinson & Co..................     3,140
     31    Johnson & Johnson Co....................     3,257
                                                     --------
                                                        6,397
                                                     --------
           METALS, MINERALS & MINING -- 1.3%
     36    Alcoa, Inc..............................     1,193
    108    Engelhard Corp..........................     2,198
    205    Freeport-McMoRan Copper & Gold, Inc.,
           Class A.................................     1,692
                                                     --------
                                                        5,083
                                                     --------
           RETAIL -- 4.3%
    *93    Bed Bath & Beyond, Inc..................     2,088
     34    Home Depot, Inc. (The)..................     1,556
    *88    Kroger Co. (The)........................     2,371
    106    Target Corp.............................     3,428
    138    Wal-Mart Stores, Inc....................     7,337
                                                     --------
                                                       16,780
                                                     --------
           SOFTWARE & SERVICES -- 8.3%
   *114    America Online, Inc.....................     3,978
     51    First Data Corp.........................     2,661
    118    IMS Health, Inc.........................     3,181
   *249    Microsoft Corp..........................    10,786
   *133    Oracle Corp.............................     3,854
    *90    Rational Software Corp..................     3,512
   *101    Sun Microsystems, Inc...................     2,810
    *26    VeriSign, Inc...........................     1,955
                                                     --------
                                                       32,737
                                                     --------
           TRANSPORTATION -- 2.8%
     68    Boeing Co. (The)........................     4,468
   v102    Ford Motor Co...........................     2,393
     45    Honeywell International, Inc............     2,148
     69    USFreightways Corp......................     2,066
                                                     --------
                                                       11,075
                                                     --------
           UTILITIES -- 4.3%
    *80    Calpine Corp............................     3,614
     51    El Paso Energy Corp.....................     3,624
     99    Exelon Corp.............................     6,953
                                                     MARKET
SHARES                                                VALUE
---------                                            ---------

         UTILITIES  -- (CONTINUED)

                                                     MARKET
SHARES                                                VALUE
---------                                            ---------
     59    Pinnacle West Capital Corp..............  $  2,819
                                                     --------
                                                       17,010
                                                     --------
           Total common stocks.....................  $387,584
                                                     ========

PRINCIPAL
AMOUNT
---------

SHORT-TERM SECURITIES -- 1.6%
           REPURCHASE AGREEMENT
 $6,199    Joint Repurchase Agreement (See Note
           2(d)) 6.002% due 01/02/01...............  $  6,199
                                                     --------
           Total short-term securities.............  $  6,199
                                                     ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $402,192).....   98.2%   $387,584
Total short-term securities (cost
 $6,199)................................    1.6       6,199
                                          -----    --------
Total investment in securities (total
 cost $408,391).........................   99.8     393,783
Cash, receivables and other assets......    0.2       1,153
Payable for Fund shares redeemed........   (0.0)        (71)
Other liabilities.......................   (0.0)        (62)
                                          -----    --------
Net assets..............................  100.0%   $394,803
                                          =====    ========


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share; 800,000
 shares authorized; 297,725 shares outstanding....    $    298
Capital surplus...................................     399,669
Accumulated undistributed net realized gain on
 investments......................................       9,433
Unrealized depreciation of investments............     (14,608)
Unrealized depreciation of futures contracts ++...        (135)
Unrealized appreciation of option contracts
 written (See Note 2(f)) V........................         146
                                                      --------
Net assets........................................    $394,803
                                                      ========


Class IA
Net asset value per share ($379,905  DIVIDED BY
 286,463 shares outstanding) (600,000 shares
 authorized)......................................    $1.33
                                                      =====
Class IB
Net asset value per share ($14,898  DIVIDED BY
 11,262 shares outstanding) (200,000 shares
 authorized)......................................    $1.32
                                                      =====

  *  Non-income producing during the period.
  v  Underlying security for an option contract.
 ++ The Fund had 14 Standard & Poor's 500 March 2001 Futures contracts open as of December 31, 2000. These contracts had a value of $4,673 as of December 31, 2000 and were collateralized by $263 of cash. (Number of contracts not in $000's)

                    V OPTION CONTRACTS AT DECEMBER 31, 2000

                                                                   NUMBER OF        EXERCISE        EXPIRATION         MARKET
DESCRIPTION                                                        CONTRACTS         PRICE             DATE            VALUE
-----------                                                        ----------       --------       ------------       --------
Echostar Communications Corp. Class A (Written Call)                   p--           $30.0         January 2001         $(21)
Ford Motor Co. (Written Call)                                            1            25.0         January 2001          (38)
                                                                     -----                                              ----
Total option contracts written (total net premium received
  $205)                                                                  1                                              $(59)
                                                                     =====                                              ====

The securities underlying these option contracts are included in the Fund's Statement of Net Assets.

p Due to the presentation of the financial statements in thousands, the number of contracts rounds to zero.

______________________________________ 35 ______________________________________

 HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
 (000'S OMITTED)

                                                       MARKET
 SHARES                                                VALUE
---------                                            ----------
COMMON STOCKS -- 97.2%
           AEROSPACE & DEFENSE -- 1.7%
     680   United Technologies Corp................  $   53,426
                                                     ----------
           CHEMICALS -- 4.0%
    +165   Akzo Nobel N.V., ADR....................       8,808
      91   Avery Dennison Corp.....................       4,999
     451   du Pont (E.I.) de Nemours & Co..........      21,785
     106   Eastman Chemical Co.....................       5,153
   1,270   Pharmacia Corp..........................      77,498
     304   Rohm & Haas Co..........................      11,054
                                                     ----------
                                                        129,297
                                                     ----------
           COMMUNICATIONS -- 7.0%
   1,176   AT&T Corp...............................      20,363
      p0   Avaya, Inc..............................          p0
    +576   Broadwing, Inc..........................      13,131
    v336   Lucent Technologies, Inc................       4,529
     230   Nortel Networks Holdings Corp...........       7,379
  *1,001   Qwest Communications International......      41,048
     707   SBC Communications, Inc.................      33,746
   2,192   Verizon Communications, Inc.............     109,849
                                                     ----------
                                                        230,045
                                                     ----------
           COMPUTERS & OFFICE EQUIPMENT -- 1.9%
     318   Compaq Computer Corp....................       4,792
    v358   Hewlett-Packard Co......................      11,306
     302   International Business Machines Corp....      25,696
     173   Minnesota Mining & Manufacturing Co.....      20,847
                                                     ----------
                                                         62,641
                                                     ----------
           CONSUMER DURABLES -- 0.3%
     189   Corning, Inc............................       9,982
                                                     ----------
           CONSUMER NON-DURABLES -- 3.5%
     209   Eastman Kodak Co........................       8,237
     596   McKesson HBOC, Inc......................      21,394
   1,047   Procter & Gamble Co. (The)..............      82,148
                                                     ----------
                                                        111,779
                                                     ----------
           DRUGS -- 6.9%
     525   Abbott Laboratories.....................      25,430
     672   American Home Products Corp.............      42,718
    +867   AstraZeneca Group PLC, ADR..............      44,666
     323   Bristol-Myers Squibb Co.................      23,852
     374   Eli Lilly & Co..........................      34,759
     525   Merck & Co., Inc........................      49,144
   *+108   Syngenta AG, ADR........................       1,179
                                                     ----------
                                                        221,748
                                                     ----------
           ELECTRONICS -- 4.1%
     274   Eaton Corp..............................      20,579
   2,095   General Electric Co.....................     100,423
     383   Intel Corp..............................      11,520
                                                     ----------
                                                        132,522
                                                     ----------
           ENERGY & SERVICES -- 10.3%
     920   Ashland, Inc............................      33,008
     384   Chevron Corp............................      32,449
   1,817   Conoco, Inc., Class B...................      52,589
     354   Enron Corp..............................      29,435
     776   ExxonMobil Corp.........................      67,479
   2,604   Suncor Energy, Inc......................      66,877
   1,263   Unocal Corp.............................      48,851
                                                     ----------
                                                        330,688
                                                     ----------
           FINANCIAL SERVICES -- 20.8%
     355   CIGNA Corp..............................      46,967
                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------

         FINANCIAL SERVICES -- (CONTINUED)

                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------
   1,869   Citigroup, Inc..........................  $   95,449
     645   Fannie Mae..............................      55,954
     218   Goldman Sachs Group, Inc. (The).........      23,302
     579   Marsh & Mclennan Cos., Inc..............      67,702
     375   MBIA, Inc...............................      27,797
     410   Merrill Lynch & Co., Inc................      27,977
     380   Morgan Stanley Dean Witter & Co.........      30,075
   1,376   Pacific Century Financial Corp..........      24,333
  +1,541   People's Bank...........................      39,871
   2,398   U.S. Bancorp............................      69,986
     522   UnionBanCal Corp........................      12,565
     953   Wachovia Corp...........................      55,399
   1,174   Washington Mutual, Inc..................      62,301
     347   XL Capital Ltd., Class A................      30,337
                                                     ----------
                                                        670,015
                                                     ----------
           FOOD, BEVERAGE & TOBACCO -- 7.9%
     985   McCormick & Co., Inc....................      35,536
     984   PepsiCo, Inc............................      48,745
   1,332   Philip Morris Cos., Inc.................      58,621
    +597   Reynolds (R.J.) Tobacco Holdings,
            Inc....................................      29,118
   3,140   Sara Lee Corp...........................      77,129
     154   UST, Inc................................       4,316
                                                     ----------
                                                        253,465
                                                     ----------
           FOREST & PAPER PRODUCTS -- 3.2%
     853   Abitibi-Consolidated, Inc...............       7,833
     155   Bowater, Inc............................       8,721
     694   Kimberly-Clark Corp.....................      49,031
     339   Temple-Inland, Inc......................      18,195
     367   Weyerhaeuser Co.........................      18,625
                                                     ----------
                                                        102,405
                                                     ----------
           MACHINERY -- 0.5%
     338   Caterpillar, Inc........................      15,992
                                                     ----------
           MEDIA & ENTERTAINMENT -- 1.7%
     609   Gannett Co., Inc........................      38,392
    +285   Knight-Ridder, Inc......................      16,215
                                                     ----------
                                                         54,607
                                                     ----------
           MEDICAL INSTRUMENTS & SUPPLIES -- 2.0%
     748   Baxter International, Inc...............      66,058
                                                     ----------
           METALS, MINERALS & MINING -- 2.3%
     827   Alcoa, Inc..............................      27,701
     431   Lockheed Martin Corp....................      14,639
     571   Phelps Dodge Corp.......................      31,847
                                                     ----------
                                                         74,187
                                                     ----------
           REAL ESTATE -- 2.6%
     601   Archstone Communities Trust (REIT)......      15,478
     992   Equity Office Properties Trust (REIT)...      32,377
     376   Kimco Realty Corp. (REIT)...............      16,601
     662   Liberty Property Trust (REIT)...........      18,917
      10   Spieker Properties, Inc. (REIT).........         501
                                                     ----------
                                                         83,874
                                                     ----------
           RETAIL -- 2.2%
   1,358   Family Dollar Stores, Inc...............      29,106
   1,295   Target Corp.............................      41,748
                                                     ----------
                                                         70,854
                                                     ----------
           SOFTWARE & SERVICES -- 3.0%
     569   Electronic Data Systems Corp............      32,866
     694   First Data Corp.........................      36,576

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 36 ______________________________________

                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------

COMMON STOCKS -- (CONTINUED)
         SOFTWARE & SERVICES -- (CONTINUED)

                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------
    *627   Microsoft Corp..........................  $   27,179
                                                     ----------
                                                         96,621
                                                     ----------
           TRANSPORTATION -- 3.7%
     631   Boeing Co. (The)........................      41,646
     996   Ford Motor Co...........................      23,334
     612   Genuine Parts Co........................      16,027
     372   Honeywell International, Inc............      17,577
     186   TRW, Inc................................       7,211
    +497   USFreightways Corp......................      14,961
                                                     ----------
                                                        120,756
                                                     ----------
           UTILITIES -- 7.6%
     257   Dominion Resources, Inc.................      17,239
    +265   DQE, Inc................................       8,679
     243   Duke Energy Corp........................      20,724
    +694   El Paso Energy Corp.....................      49,715
   1,055   Exelon Corp.............................      74,037
     349   FPL Group, Inc..........................      25,069
     327   Montana Power Co. (The).................       6,791
     735   Pinnacle West Capital Corp..............      35,004
    +243   UtiliCorp United, Inc...................       7,528
                                                     ----------
                                                        244,786
                                                     ----------
           Total common stocks.....................  $3,135,748
                                                     ==========
CONVERTIBLE PREFERRED STOCKS -- 0.4%
           MEDIA & ENTERTAINMENT
  S5,334   American Tower Corp.
             6.25% due 10/15/09....................  $    9,008
                                                     ----------
           UTILITIES
      65   Texas Utilities Co.
             9.25% due 08/16/02....................       3,286
                                                     ----------
           Total convertible preferred stocks......  $   12,294
                                                     ==========

PRINCIPAL
 AMOUNT
---------

EQUITY LINKED NOTES -- 0.4%
           MEDIA & ENTERTAINMENT
$    160   Tribune Co.
             2.00% due 05/15/29....................  $   13,880
                                                     ----------
           Total equity linked notes...............  $   13,880
                                                     ==========
SHORT-TERM SECURITIES -- 2.2%
           REPURCHASE AGREEMENT
  72,159   Joint Repurchase Agreement (See Note
            2(d))
             6.002% due 01/02/01...................  $   72,159
                                                     ----------
           Total short-term securities.............  $   72,159
                                                     ==========



                                                   MARKET
                                                   VALUE
                                                 ----------

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $2,645,146)...   97.2% $3,135,748
Total convertible preferred stocks (cost
 $8,641)................................    0.4      12,294
Total equity linked notes (cost
 $27,921)...............................    0.4      13,880
Total short-term securities (cost
 $72,159)...............................    2.2      72,159
                                          -----  ----------
Total investment in securities (total
 cost $2,753,867).......................  100.2   3,234,081
Cash, receivables and other assets......    2.1      67,721
Securities lending collateral (See
 Note 2(i)).............................    4.0     130,458
Payable for securities purchased........   (1.7)    (56,725)
Payable for Fund shares redeemed........   (0.6)    (19,656)
Securities lending collateral payable to
 brokers (See Note 2(i))................   (4.0)   (130,458)
Other liabilities.......................   (0.0)       (149)
                                          -----  ----------
Net assets..............................  100.0% $3,225,272
                                          =====  ==========


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 4,000,000 shares authorized; 1,518,766 shares
 outstanding......................................    $  151,877
Capital surplus...................................     2,399,327
Accumulated undistributed net investment income...         1,732
Accumulated undistributed net realized gain on
 investments......................................       192,018
Unrealized appreciation of investments............       480,214
Unrealized depreciation of other assets and
 liabilities in foreign currencies................            (1)
Unrealized appreciation of option contracts
 written (See Note 2(f)) V........................           105
                                                      ----------
Net assets........................................    $3,225,272
                                                      ==========


Class IA
Net asset value per share ($3,189,857  DIVIDED BY
 1,502,093 shares outstanding) (3,500,000 shares
 authorized)......................................    $2.12
                                                      =====
Class IB
Net asset value per share ($35,415  DIVIDED BY
 16,673 shares outstanding) (500,000 shares
 authorized)......................................    $2.12
                                                      =====

  *  Non-income producing during the period.
  S Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the market value of these securities amounted to $9,008 or 0.3% of net assets.
  +  All or a portion of this security was on loan as of December 31, 2000 (See
     Note 2(i)).
  v  Underlying security for an option contract.

                    V OPTION CONTRACTS AT DECEMBER 31, 2000

                                                                   NUMBER OF        EXERCISE        EXPIRATION          MARKET
DESCRIPTION                                                        CONTRACTS         PRICE             DATE             VALUE
-----------                                                        ----------       --------       -------------       --------
Hewlett-Packard Co. (Written Call)                                     p--           $37.5         February 2001         $(61)
Lucent Technologies, Inc. (Written Call)                                 1            20.0         January 2001           (10)
                                                                     -----                                               ----
Total option contracts written (total net premium received
  $176)                                                                  1                                               $(71)
                                                                     =====                                               ====

The securities underlying these option contracts are included in the Fund's Statement of Net Assets.

p Due to the presentation of the financial statements in thousands, the shares, market value and number of contracts rounds to zero.

______________________________________ 37 ______________________________________

 HARTFORD INDEX HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
 (000'S OMITTED)

                                                       MARKET
 SHARES                                                VALUE
---------                                            ----------
COMMON STOCKS -- 99.7%
           AEROSPACE & DEFENSE -- 0.3%
      96   United Technologies Corp................  $    7,514
                                                     ----------
           APPAREL & TEXTILE -- 0.1%
     +11   Liz Claiborne, Inc......................         441
      23   V. F. Corp..............................         840
                                                     ----------
                                                          1,281
                                                     ----------
           BUSINESS SERVICES -- 0.7%
    *149   Cendant Corp............................       1,432
     *34   Computer Sciences Corp..................       2,070
     *32   Convergys Corp..........................       1,427
      29   Equifax, Inc............................         828
    *+15   Fluor Corp..............................         511
      63   Interpublic Group of Cos., Inc. (The)...       2,674
      36   Omnicom Group, Inc......................       2,998
      76   Paychex, Inc............................       3,696
     +10   PerkinElmer, Inc........................       1,066
     *36   Robert Half International, Inc..........         962
                                                     ----------
                                                         17,664
                                                     ----------
           CHEMICALS -- 2.1%
      47   Air Products & Chemicals, Inc...........       1,921
      22   Avery Dennison Corp.....................       1,233
     139   Dow Chemical Co. (The)..................       5,074
     213   du Pont (E.I.) de Nemours & Co..........      10,286
      16   Eastman Chemical Co.....................         768
      *6   FMC Corp................................         445
     215   Gillette Co. (The)......................       7,772
     +10   Great Lakes Chemical Corp...............         383
      20   International Flavors & Fragrances,
           Inc.....................................         403
     263   Pharmacia Corp..........................      16,062
      34   PPG Industries, Inc.....................       1,596
      32   Praxair, Inc............................       1,434
      45   Rohm & Haas Co..........................       1,627
      28   Union Carbide Corp......................       1,487
                                                     ----------
                                                         50,491
                                                     ----------
           COMMUNICATIONS -- 7.9%
    *158   ADC Telecommunications, Inc.............       2,857
      64   ALLTEL Corp.............................       3,989
     *17   Andrew Corp.............................         359
     766   AT&T Corp...............................      13,267
     *57   Avaya, Inc..............................         584
     381   BellSouth Corp..........................      15,615
      29   CenturyTel, Inc.........................       1,030
     *34   Comverse Technology, Inc................       3,656
   *+181   Global Crossing Ltd.....................       2,589
     682   Lucent Technologies, Inc................       9,204
     *65   Network Appliance, Inc..................       4,144
   *+156   NEXTEL Communications, Inc., Class A....       3,850
     632   Nortel Netwoks Holdings Corp............      20,261
    *153   QUALCOMM, Inc...........................      12,541
    *338   Qwest Communicaiotns International......      13,867
     691   SBC Communications, Inc.................      33,005
      33   Scientific-Atlanta, Inc.................       1,071
    +181   Sprint Corp.............................       3,669
    *190   Sprint PCS Group........................       3,889
     *84   Tellabs, Inc............................       4,733
                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------

         COMMUNICATIONS  -- (CONTINUED)

                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------
     551   Verizon Communications, Inc.............  $   27,625
    *588   Worldcom, Inc...........................       8,267
                                                     ----------
                                                        190,072
                                                     ----------
           COMPUTERS & OFFICE EQUIPMENT -- 7.1%
     *66   Apple Computer, Inc.....................         987
     *39   Chiron Corp.............................       1,739
  *1,469   Cisco Systems, Inc......................      56,185
     347   Compaq Computer Corp....................       5,224
    *528   Dell Computer Corp......................       9,210
    *447   EMC Corp................................      29,706
     *66   Gateway, Inc............................       1,188
     404   Hewlett-Packard Co......................      12,745
     358   International Business Machines Corp....      30,446
    *+26   Lexmark International, Inc..............       1,153
      81   Minnesota Mining & Manufacturing Co.....       9,714
    *116   Palm, Inc...............................       3,270
      52   Pitney Bowes, Inc.......................       1,708
     *19   Qlogic Corp.............................       1,440
    *130   Solectron Corp..........................       4,404
      30   Symbol Technologies, Inc................       1,076
                                                     ----------
                                                        170,195
                                                     ----------
           CONSTRUCTION -- 0.2%
      12   Centex Corp.............................         451
      90   Halliburton Co..........................       3,275
       9   Kaufman & Broad Home Corp...............         295
      12   McDermott International, Inc............         132
       8   Pulte Corp..............................         348
                                                     ----------
                                                          4,501
                                                     ----------
           CONSUMER DURABLES -- 0.6%
     188   Corning, Inc............................       9,907
      19   Grainger (W.W.), Inc....................         701
      18   Johnson Controls, Inc...................         914
      40   Leggett & Platt, Inc....................         758
      54   Newell Rubbermaid, Inc..................       1,238
                                                     ----------
                                                         13,518
                                                     ----------
           CONSUMER NON-DURABLES -- 3.6%
     +11   Alberto-Culver Co., Class B.............         487
      49   Avon Products, Inc......................       2,324
      14   Brown-Forman Corp., Class B.............         933
      57   Cardinal Health, Inc....................       5,673
      48   Clorox Co. (The)........................       1,710
     117   Colgate-Palmolive Co....................       7,539
      61   Eastman Kodak Co........................       2,415
      26   Ecolab, Inc.............................       1,120
      35   Hasbro, Inc.............................         372
      87   Mattel, Inc.............................       1,259
      58   McKesson HBOC, Inc......................       2,083
     266   Procter & Gamble Co. (The)..............      20,874
    *102   Safeway, Inc............................       6,391
      27   SuperValu, Inc..........................         373
     137   SYSCO Corp..............................       4,097
      30   Tiffany & Co............................         942
     357   Tyco International Ltd..................      19,801

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 38 ______________________________________

                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------

COMMON STOCKS  -- (CONTINUED)
         CONSUMER NON-DURABLES  -- (CONTINUED)

                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------
    +117   Unilever N.V............................  $    7,348
     136   Xerox Corp..............................         628
                                                     ----------
                                                         86,369
                                                     ----------
           CONSUMER SERVICES -- 0.0%
      19   H&R Block, Inc..........................         774
      12   Ryder System, Inc.......................         201
                                                     ----------
                                                            975
                                                     ----------
           DRUGS -- 9.4%
     316   Abbott Laboratories.....................      15,294
     *48   ALZA Corp...............................       2,051
     268   American Home Products Corp.............      17,003
    *211   Amgen, Inc..............................      13,479
     399   Bristol-Myers Squibb Co.................      29,521
     230   Eli Lilly & Co..........................      21,419
     *18   Forest Laboratories, Inc................       2,368
     *43   MedImmune, Inc..........................       2,051
     471   Merck & Co., Inc........................      44,082
   1,288   Pfizer, Inc.............................      59,254
     298   Schering-Plough Corp....................      16,939
     +16   Sigma-Aldrich Corp......................         622
     *21   Watson Pharmaceuticals, Inc.............       1,076
                                                     ----------
                                                        225,159
                                                     ----------
           ELECTRICAL EQUIPMENT -- 0.8%
     *93   Agilent Technologies, Inc...............       5,065
      27   Allergan, Inc...........................       2,597
     *43   Applera Corp-Applied Biosystem..........       4,041
      29   Danaher Corp............................       1,980
     *38   KLA-Tencor Corp.........................       1,279
       9   Millipore Corp..........................         595
      19   Tektronix, Inc..........................         650
     *36   Teradyne, Inc...........................       1,325
     *37   Thermo Electron Corp....................       1,092
                                                     ----------
                                                         18,624
                                                     ----------
           ELECTRONICS -- 9.3%
     *20   Adaptec, Inc............................         206
     *64   Advanced Micro Devices, Inc.............         885
     *81   Altera Corp.............................       2,129
     *40   American Power Conversion...............         491
     *73   Analog Devices, Inc.....................       3,738
     *61   Applied Micro Circuits Corp.............       4,563
    *+48   Broadcom Corp., Class A.................       4,024
     *46   Conexant Systems, Inc...................         713
      14   Eaton Corp..............................       1,078
      87   Emerson Electric Co.....................       6,874
   2,023   General Electric Co.....................      96,980
   1,374   Intel Corp..............................      41,304
    *196   JDS Uniphase Corp.......................       8,179
      65   Linear Technology Corp..................       2,988
     *65   LSI Logic Corp..........................       1,114
     *58   Maxim Integrated Products, Inc..........       2,773
      16   Maytag Corp.............................         507
    *116   Micron Technology, Inc..................       4,112
     +40   Molex, Inc..............................       1,418
                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------

         ELECTRONICS  -- (CONTINUED)

                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------
     446   Motorola, Inc...........................  $    9,030
     *36   National Semiconductor Corp.............         731
       8   National Service Industries, Inc........         214
     *27   Novellus Systems, Inc...................         963
    *+16   Power-One, Inc..........................         629
     +69   Raytheon Co., Class B...................       2,153
     *31   Sanmina Corp............................       2,368
     353   Texas Instruments, Inc..................      16,734
      12   Thomas & Betts Corp.....................         191
     *37   Vitesse Semiconductor Corp..............       2,024
      14   Whirlpool Corp..........................         646
     *67   Xilinx, Inc.............................       3,106
                                                     ----------
                                                        222,865
                                                     ----------
           ENERGY & SERVICES -- 6.8%
      18   Amerada Hess Corp.......................       1,322
      51   Anadarko Petroleum Corp.................       3,608
      25   Apache Corp.............................       1,764
      14   Ashland, Inc............................         514
      44   Burlington Resources, Inc...............       2,223
     131   Chevron Corp............................      11,073
      44   Coastal Corp. (The).....................       3,885
     127   Conoco, Inc., Class B...................       3,682
      26   Devon Energy Corp.......................       1,598
     152   Enron Corp..............................      12,662
      24   EOG Resources, Inc......................       1,307
     710   ExxonMobil Corp.........................      61,701
      19   Kerr-McGee Corp.........................       1,292
     *30   Nabors Industries, Inc..................       1,770
      75   Occidental Petroleum Corp...............       1,827
      52   Phillips Petroleum Co...................       2,965
     *19   Rowan Companies, Inc....................         518
     438   Royal Dutch Petroleum Co................      26,513
     117   Schlumberger Ltd........................       9,343
      17   Sunoco, Inc.............................         583
     112   Texaco, Inc.............................       6,977
      30   Tosco Corp..............................       1,004
      43   Transocean Sedco Forex, Inc.............       1,975
      50   Unocal Corp.............................       1,919
      63   USX-Marathon Group......................       1,757
                                                     ----------
                                                        163,782
                                                     ----------
           FINANCIAL SERVICES -- 17.8%
     *30   Aetna, Inc..............................       1,231
      56   AFLAC, Inc..............................       4,062
     155   Allstate Corp. (The)....................       6,735
      22   AMBAC Financial Group, Inc..............       1,297
     272   American Express Co.....................      14,921
      53   American General Corp...................       4,345
     492   American International Group, Inc.......      48,463
      77   AmSouth Bancorporation..................       1,169
      52   Aon Corp................................       1,792
     332   Bank of America Corp....................      15,247
     151   Bank of New York Co., Inc. (The)........       8,339
     236   Bank One Corp...........................       8,650
      81   BB&T Corp...............................       3,024
      22   Bear Stearns Cos., Inc. (The)...........       1,107

______________________________________ 39 ______________________________________

 HARTFORD INDEX HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 2000
 (000'S OMITTED)

                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------

COMMON STOCKS  -- (CONTINUED)
         FINANCIAL SERVICES  -- (CONTINUED)

                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------
      40   Capital One Financial Corp..............  $    2,648
     282   Charles Schwab Corp. (The)..............       8,015
      42   Charter One Financial...................       1,223
     268   Chase Manhattan Corp. (The).............      12,155
      37   Chubb Corp. (The).......................       3,190
      33   CIGNA Corp..............................       4,314
      34   Cincinnati Financial Corp...............       1,343
     +54   CIT Group, Inc., Class A................       1,077
   1,026   Citigroup, Inc..........................      52,407
      32   Comerica, Inc...........................       1,904
     +69   Conseco, Inc............................         910
      23   Countrywide Credit Industries, Inc......       1,174
     206   Fannie Mae..............................      17,848
     +94   Fifth Third Bancorp.....................       5,637
     200   First Union Corp........................       5,561
     194   Firstar Corp............................       4,512
     185   Fleet Boston Financial Corp.............       6,944
      50   Franklin Resources, Inc.................       1,894
     142   Freddie Mac.............................       9,771
      32   Golden West Financial Corp..............       2,183
      96   Household International, Inc............       5,289
     *34   Humana, Inc.............................         525
      51   Huntington Bancshares, Inc..............         829
      22   Jefferson-Pilot Corp....................       1,633
      87   KeyCorp.................................       2,435
      49   Lehman Brothers Holdings, Inc...........       3,292
      41   Lincoln National Corp...................       1,923
      21   Loews Corp..............................       2,159
      56   Marsh & Mclennan Cos., Inc..............       6,565
      21   MBIA, Inc...............................       1,544
     174   MBNA Corp...............................       6,423
     100   Mellon Financial Corp...................       4,903
     165   Merrill Lynch & Co., Inc................      11,272
   *+161   MetLife, Inc............................       5,639
      23   MGIC Investment Corp....................       1,521
      33   Morgan (J.P.) & Co., Inc................       5,407
     229   Morgan Stanley Dean Witter & Co.........      18,138
     124   National City Corp......................       3,571
      42   NI Source Finance Corp..................       1,276
      45   Northern Trust Corp.....................       3,697
      28   Old Kent Financial Corp.................       1,236
      59   PNC Financial Services Group............       4,310
      16   Progressive Corp. (The).................       1,610
      58   Providian Financial Corp................       3,354
      45   Regions Financial Corp..................       1,233
      27   Safeco Corp.............................         885
      34   SouthTrust Corp.........................       1,397
      46   St. Paul Companies, Inc. (The)..........       2,505
      33   State Street Corp.......................       4,102
      45   Stilwell Financial, Inc.................       1,791
      36   Summit Bancorp..........................       1,359
      60   SunTrust Banks, Inc.....................       3,808
      58   Synovus Financial Corp..................       1,563
      25   T. Rowe Price Group, Inc................       1,044
      27   Torchmark Corp..........................       1,031
     154   U.S. Bancorp............................       4,489
     +27   Union Planters Corp.....................         982
                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------

         FINANCIAL SERVICES  -- (CONTINUED)

                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------
      68   UnitedHealth Group, Inc.................  $    4,157
     +51   UNUMProvident Corp......................       1,371
      33   USA Education, Inc......................       2,273
      42   Wachovia Corp...........................       2,416
     110   Washington Mutual, Inc..................       5,844
     *13   Wellpoint Health Networks, Inc..........       1,465
     349   Wells Fargo & Co........................      19,417
                                                     ----------
                                                        426,775
                                                     ----------
           FOOD, BEVERAGE & TOBACCO -- 4.4%
       8   Adolph Coors Co., Class B...............         604
     184   Anheuser-Busch Cos., Inc................       8,383
     129   Archer-Daniels-Midland Co...............       1,939
      86   Campbell Soup Co........................       2,975
     506   Coca-Cola Co. (The).....................      30,849
      85   Coca-Cola Enterprises, Inc..............       1,620
     109   ConAgra Foods, Inc......................       2,831
      58   General Mills, Inc......................       2,571
      71   Heinz (HJ) Co...........................       3,357
     +22   Hercules, Inc...........................         418
      28   Hershey Foods Corp......................       1,787
      83   Kellogg Co..............................       2,174
     295   PepsiCo, Inc............................      14,609
     454   Philip Morris Co., Inc..................      19,984
      27   Quaker Oats Co. (The)...................       2,603
      63   Ralston Purina Co.......................       1,638
     170   Sara Lee Corp...........................       4,187
      33   UST, Inc................................         928
      23   Wrigley, (Wm.) Jr. Co...................       2,211
                                                     ----------
                                                        105,668
                                                     ----------
           FOREST & PAPER PRODUCTS -- 0.8%
      11   Bemis Co., Inc..........................         365
     +12   Boise Cascade Corp......................         393
      46   Georgia-Pacific Corp....................       1,424
      98   International Paper Co..................       4,012
     109   Kimberly-Clark Corp.....................       7,708
      21   Louisiana-Pacific Corp..................         215
      21   Mead Corp. (The)........................         647
     *32   Pactiv Corp.............................         399
       6   Potlatch Corp...........................         194
      10   Temple-Inland, Inc......................         535
      21   Westvaco Corp...........................         599
      45   Weyerhaeuser Co.........................       2,272
      22   Willamette Industries, Inc..............       1,050
                                                     ----------
                                                         19,813
                                                     ----------
           HEALTH SERVICES -- 0.6%
     113   HCA - The Healthcare Co.................       4,962
     *79   HEALTH SOUTH Corp.......................       1,283
      34   King Pharmaceuticals, Inc...............       1,778
     *21   Manor Care, Inc.........................         430
      40   Stryker Corp............................       2,024
     *65   Tenet Healthcare Corp...................       2,876
                                                     ----------
                                                         13,353
                                                     ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 40 ______________________________________

                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------

COMMON STOCKS  -- (CONTINUED)

                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------
           HOTELS & GAMING -- 0.2%
      75   Hilton Hotels Corp......................  $      786
      49   Marriott International, Inc.,
           Class A.................................       2,071
      40   Starwood Hotels & Resorts Worldwide.....       1,392
                                                     ----------
                                                          4,249
                                                     ----------
           MACHINERY -- 0.9%
    *166   Applied Materials, Inc..................       6,326
      68   Baker Hughes, Inc.......................       2,817
      17   Black & Decker Corp.....................         655
       4   Briggs & Stratton Corp..................         194
      70   Caterpillar, Inc........................       3,324
      +9   Cummins Engine Co., Inc.................         324
      48   Deere & Co..............................       2,193
      41   Dover Corp..............................       1,682
      33   Ingersoll-Rand Co.......................       1,373
      25   Pall Corp...............................         535
      24   Parker-Hannifin Corp....................       1,050
      17   Stanley Works (The).....................         545
      12   Timken Co. (The)........................         186
                                                     ----------
                                                         21,204
                                                     ----------
           MEDIA & ENTERTAINMENT -- 2.8%
      13   American Greetings Corp.................         122
    *119   Clear Channel Communications, Inc.......       5,783
    *184   Comcast Corp., Class A..................       7,695
      25   Donnelly (R.R.) & Sons Co...............         670
      18   Dow Jones & Company, Inc................       1,013
      54   Gannett Co., Inc........................       3,393
      15   Harcourt General, Inc...................         854
     *24   Harrah's Entertainment, Inc.............         628
     +15   Knight-Ridder, Inc......................         851
      40   McGraw-Hill Cos., Inc. (The)............       2,342
     +10   Meredith Corp...........................         331
      33   New York Times Co. (The), Class A.......       1,333
     271   Time Warner, Inc........................      14,158
      62   Tribune Co..............................       2,610
    *309   Viacom, Inc., Class B...................      14,440
     426   Walt Disney Co. (The)...................      12,316
                                                     ----------
                                                         68,539
                                                     ----------
           MEDICAL INSTRUMENTS & SUPPLIES -- 2.5%
      10   Bard (C.R.), Inc........................         483
      11   Bausch & Lomb, Inc......................         440
      60   Baxter International, Inc...............       5,303
      52   Becton, Dickinson & Co..................       1,791
     *30   Biogen, Inc.............................       1,814
      36   Biomet, Inc.............................       1,447
     *83   Boston Scientific Corp..................       1,133
      63   Guidant Corp............................       3,386
     284   Johnson & Johnson Co....................      29,825
     245   Medtronic, Inc..........................      14,811
     *17   St. Jude Medical, Inc...................       1,061
                                                     ----------
                                                         61,494
                                                     ----------
           METALS, MINERALS & MINING -- 1.1%
      66   Alcan Aluminum Ltd......................       2,258
     177   Alcoa, Inc..............................       5,915
                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------

         METALS, MINERALS & MINING  -- (CONTINUED)

                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------
      16   Allegheny Technologies, Inc.............  $      260
      +6   Ball Corp...............................         267
      81   Barrick Gold Corp.......................       1,325
      19   Cooper Industries, Inc..................         878
      12   Crane Co................................         350
      26   Engelhard Corp..........................         530
      32   Fortune Brands, Inc.....................         949
     *30   Freeport-McMoRan Copper & Gold, Inc.,
           Class B.................................         259
      54   Homestake Mining Co.....................         224
      62   Illinois Tool Works, Inc................       3,672
      37   Inco Ltd................................         619
      88   Lockheed Martin Corp....................       2,984
      91   Masco Corp..............................       2,341
      34   Newmont Mining Corp.....................         584
      16   Nucor Corp..............................         630
      16   Phelps Dodge Corp.......................         897
     +67   Placer Dome, Inc........................         642
      12   Snap-On, Inc............................         332
      18   USX Corp................................         326
      21   Vulcan Materials Co.....................         987
      17   Worthington Industries, Inc.............         141
                                                     ----------
                                                         27,370
                                                     ----------
           RESEARCH & TESTING FACILITIES -- 0.1%
     +33   Moody's Corp............................         848
    *+23   Quintiles Transnational Corp............         491
                                                     ----------
                                                          1,339
                                                     ----------
           RETAIL -- 6.1%
      86   Albertson's, Inc........................       2,278
    *+26   AutoZone, Inc...........................         738
     *58   Bed Bath & Beyond, Inc..................       1,293
     *42   Best Buy Co., Inc.......................       1,249
      42   Circuit City Stores Group...............         480
     *23   Consolidated Stores Corp................         241
     *91   Costco Wholesale Corp...................       3,648
      80   CVS Corp................................       4,794
      24   Darden Restaurants, Inc.................         557
      19   Dillard's, Inc., Class A................         220
      67   Dollar General Corp.....................       1,269
     *41   Federated Department Stores, Inc........       1,445
     174   Gap, Inc. (The).........................       4,424
     473   Home Depot, Inc. (The)..................      21,603
     *98   Kmart Corp..............................         523
     *68   Kohl's Corp.............................       4,133
    *168   Kroger Co. (The)........................       4,549
      87   Limited, Inc. (The).....................       1,483
       8   Longs Drug Store Corp...................         184
      78   Lowe's Cos., Inc........................       3,477
      61   May Department Stores Co................       1,989
     268   McDonald's Corp.........................       9,106
     +26   Nordstrom, Inc..........................         478
     *61   Office Depot, Inc.......................         432
      53   Penney (J.C.) Co., Inc..................         580
      38   RadioShack Corp.........................       1,628
      68   Sears Roebuck & Co......................       2,371

______________________________________ 41 ______________________________________

 HARTFORD INDEX HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 2000
 (000'S OMITTED)

                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------

COMMON STOCKS  -- (CONTINUED)
         RETAIL  -- (CONTINUED)

                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------
      33   Sherwin-Williams Co. (The)..............  $      859
     *93   Staples, Inc............................       1,095
     *38   Starbucks Corp..........................       1,690
     183   Target Corp.............................       5,901
      57   TJX Cos., Inc. (The)....................       1,594
     *42   Toys R Us, Inc..........................         693
     *30   Tricon Global Restaurants, Inc..........         984
     912   Wal-Mart Stores, Inc....................      48,445
     207   Walgreen Co.............................       8,650
      23   Wendy's International, Inc..............         606
     +28   Winn-Dixie Stores, Inc..................         550
                                                     ----------
                                                        146,239
                                                     ----------
           RUBBER & PLASTICS PRODUCTS -- 0.2%
      15   Cooper Tire & Rubber Co.................         157
      32   Goodyear Tire & Rubber Co. (The)........         738
      55   NIKE, Inc., Class B.....................       3,082
    *+12   Reebok International Ltd................         317
    *+17   Sealed Air Corp.........................         518
      12   Tupperware Corp.........................         241
                                                     ----------
                                                          5,053
                                                     ----------
           SOFTWARE & SERVICES -- 7.0%
      49   Adobe Systems, Inc......................       2,857
    *477   America Online, Inc.....................      16,590
     +12   Autodesk, Inc...........................         318
     129   Automatic Data Processing, Inc..........       8,156
     *50   BMC Software, Inc.......................         701
     *55   BroadVision, Inc........................         650
     *37   Cabletron Systems, Inc..................         564
     *30   Ceridan Corp............................         590
    *+38   Citrix Systems, Inc.....................         848
     119   Computer Associates International,
           Inc.....................................       2,313
     *74   Compuware Corp..........................         464
      15   Deluxe Corp.............................         373
      95   Electronic Data Systems Corp............       5,510
      81   First Data Corp.........................       4,252
      60   IMS Health, Inc.........................       1,621
     *42   Intuit, Inc.............................       1,660
    *+17   Mercury Interactive Corp................       1,489
  *1,088   Microsoft Corp..........................      47,209
     *20   NCR Corp................................         963
     *67   Novell, Inc.............................         348
  *1,143   Oracle Corp.............................      33,217
     *55   Parametric Technology Corp..............         744
     *58   PeopleSoft, Inc.........................       2,164
    *+25   Sapient Corp............................         295
     *88   Siebel Systems, Inc.....................       5,924
    *657   Sun Microsystems, Inc...................      18,319
     *64   Unisys Corp.............................         934
    *+80   VERITAS Software Corp...................       6,965
   *+114   Yahoo!, Inc.............................       3,428
                                                     ----------
                                                        169,466
                                                     ----------
           TRANSPORTATION -- 3.0%
     *31   AMR Corp................................       1,207
     181   Boeing Co. (The)........................      11,974
                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------

         TRANSPORTATION  -- (CONTINUED)

                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------
      18   Brunswick Corp..........................  $      293
      81   Burlington Northern Santa Fe Corp.......       2,282
     119   Carnival Corp., Class A.................       3,679
      44   CSX Corp................................       1,147
     +30   Dana Corp...............................         462
     114   Delphi Automotive Systems Corp..........       1,286
      25   Delta Air Lines, Inc....................       1,258
     *58   FedEx Corp..............................       2,325
     383   Ford Motor Co...........................       8,971
      41   General Dynamics Corp...................       3,178
     115   General Motors Corp.....................       5,873
      35   Genuine Parts Co........................         928
      21   Goodrich (B.F.) Co. (The)...............         755
      62   Harley-Davidson, Inc....................       2,461
     163   Honeywell International, Inc............       7,707
      18   ITT Industries, Inc.....................         697
     *12   Navistar International Corp.............         317
      78   Norfolk Southern Corp...................       1,043
      15   Northrop Grumman Corp...................       1,214
      16   PACCAR, Inc.............................         771
      37   Rockwell International Corp.............       1,782
     *26   Sabre Group Corp........................       1,139
     102   Southwest Airlines Co...................       3,435
      29   Textron, Inc............................       1,353
      25   TRW, Inc................................         984
      51   Union Pacific Corp......................       2,568
     *14   US Airways Group, Inc...................         557
      27   Visteon Corp............................         306
                                                     ----------
                                                         71,952
                                                     ----------
           UTILITIES -- 3.3%
     *94   AES Corp. (The).........................       5,185
      23   Allegheny Energy, Inc...................       1,089
     *40   Allied Waste Industries, Inc............         583
     +28   Ameren Corp.............................       1,294
      66   American Electric Power Co., Inc........       3,057
     *57   Calpine Corp............................       2,591
      32   CINergy Corp............................       1,139
      25   CMS Energy Corp.........................         779
     +43   Consolidated Edison, Inc................       1,664
      31   Constellation Energy Group, Inc.........       1,383
      49   Dominion Resources, Inc.................       3,266
     +29   DTE Energy Co...........................       1,132
      75   Duke Energy Corp........................       6,423
      66   Dynegy, Inc., Class A...................       3,695
      67   Edison International....................       1,040
      47   El Paso Energy Corp.....................       3,398
     +46   Entergy Corp............................       1,925
      65   Exelon Corp.............................       4,564
      46   FirstEnergy Corp........................       1,454
      36   FPL Group, Inc..........................       2,596
      25   GPU, Inc................................         913
      28   KeySpan Corp............................       1,165
     +23   Kinder Morgan, Inc......................       1,221
     *33   Niagra Mohawk Holdings, Inc.............         544
       9   NICOR, Inc..............................         400
       6   ONEOK, Inc..............................         289

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 42 ______________________________________

                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------

COMMON STOCKS  -- (CONTINUED)
         UTILITIES  -- (CONTINUED)

                                                      MARKET
 SHARES                                                VALUE
---------                                            ----------
       7   Peoples Energy Corp.....................  $      323
      79   PG&E Corp...............................       1,581
      17   Pinnacle West Capital Corp..............         828
      30   PPL Corp................................       1,338
      42   Progress Energy, Inc....................       2,062
     +44   Public Service Enterprise Group, Inc....       2,130
      60   Reliant Energy, Inc.....................       2,606
      42   Sempra Energy...........................         972
     138   Southern Co.............................       4,586
     +53   Texas Utilities Co......................       2,336
     127   Waste Management, Inc...................       3,521
      90   Williams Cos., Inc. (The)...............       3,591
     +69   Xcel Energy, Inc........................       2,019
                                                     ----------
                                                         80,682
                                                     ----------
           Total common stocks.....................  $2,396,206
                                                     ==========

PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 0.6%
           REPURCHASE AGREEMENT -- 0.5%
 $13,063   Joint Repurchase Agreement (See Note
           2(d)) 6.00% due 01/02/01................  $   13,063
                                                     ----------
           U.S. TREASURY BILLS -- 0.1%
      50   5.16% due 03/15/01......................          49
     400   5.50% due 03/15/01......................         396
     100   5.51% due 03/15/01......................          99
     400   5.84% due 03/15/01......................         395
      50   6.05% due 03/15/01......................          49
                                                     ----------
                                                            988
                                                     ----------
           Total short-term securities.............  $   14,051
                                                     ==========

                                                   MARKET
                                                   VALUE
                                                 ----------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $1,718,123)...   99.7% $2,396,206
Total short-term securities (cost
 $14,051)...............................    0.6      14,051
                                          -----  ----------
Total investment in securities (total
 cost $1,732,174).......................  100.3   2,410,257
Cash, receivables and other assets......    0.1       3,190
Securities lending collateral (See
 Note 2(i)).............................    2.5      59,876
Payable for securities purchased........   (0.2)     (4,563)
Payable for Fund shares redeemed........   (0.2)     (4,457)
Securities lending collateral payable to
 brokers (See Note 2(i))................   (2.5)    (59,876)
Other liabilities.......................   (0.0)     (1,155)
                                          -----  ----------
Net assets..............................  100.0% $2,403,272
                                          =====  ==========


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 2,000,000 shares authorized; 645,228 shares
 outstanding......................................    $   64,523
Capital surplus...................................     1,625,444
Distribution in excess of net investment income...            (4)
Accumulated undistributed net realized gain on
 investments......................................        35,532
Unrealized appreciation of investments............       678,083
Unrealized depreciation of futures
 contracts ++.....................................          (306)
                                                      ----------
Net assets........................................    $2,403,272
                                                      ==========

Class IA
Net asset value per share ($2,387,000  DIVIDED BY
 640,854 shares outstanding) (1,500,000 shares
 authorized)......................................  $3.72
                                                    ====
Class IB
Net asset value per share ($16,272  DIVIDED BY
 4,374 shares outstanding) (500,000 shares
 authorized)......................................  $3.72
                                                    ====

  *  Non-income producing during the period.
  +  All or a portion of this security was on loan as of December 31, 2000 (See
     Note 2(i)).
 ++ The Fund had 48 Standard & Poor's 500 March 2001 Futures contracts open as of December 31, 2000. These contracts had a value of $16,020 as of December 31, 2000 and were collateralized by various U.S. Treasury Bills with a market value of $988. (Number of contracts not in $000's)

______________________________________ 43 ______________________________________

 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
 (000'S OMITTED)

     PRINCIPAL                                                    MARKET
      AMOUNT                                                      VALUE
-------------------                                            ------------
ASSET-BACKED SECURITIES -- 3.5%
S$            1,000  AESOP Funding II LLC, Series 1997-1A,
                      Class A2
                       6.40% due 10/20/03....................  $      1,005
                778  Capital Auto Receivables Asset Trust,
                      Series 1999-1, Class A2
                       5.58% due 06/15/02....................           777
                500  Capital Auto Receivables Asset Trust,
                      Series 1999-2, Class A3
                       6.25% due 03/15/03....................           500
                200  Chase Manhattan Auto Owner Trust,
                      Series 1997-B, Class A5
                       6.60% due 03/15/02....................           200
              1,500  Chase Manhattan Credit Card Master
                      Trust, Series 1996-3, Class A
                       7.04% due 02/15/05....................         1,504
              1,360  Citibank Credit Card Master Trust I,
                      Series 1997-2, Class A
                       6.55% due 02/15/04....................         1,368
                800  Citibank Credit Card Master Trust I,
                      Series 1998-6, Class A
                       5.85% due 04/10/03....................           799
                750  Discover Credit Card Master Trust I,
                      Series 1998-2, Class A
                       5.80% due 09/16/03....................           749
                850  Discover Credit Card Master Trust I,
                      Series 1999-2, Class A
                       5.90% due 10/15/04....................           849
                700  First Security Auto Owner Trust,
                      Series 2000-2, Class A2
                       6.80% due 08/15/03....................           704
                  2  Ford Credit Auto Owner Trust,
                      Series 1999-B, Class A3
                       5.47% due 09/15/01....................             2
                565  Ford Credit Auto Owner Trust,
                      Series 1999-D, Class A3
                       6.20% due 04/15/02....................           565
                526  Harley-Davidson Eaglemark Motorcycle
                      Trust, Series 1998-1, Class A2
                       5.94% due 02/15/04....................           526
                547  Harley-Davidson Eaglemark Motorcycle
                      Trust, Series 2000-2, Class A1
                       7.07% due 11/15/04....................           552
                660  Honda Auto Lease Trust, Series 1999-A,
                      Class A5
                       6.65% due 07/15/05....................           664
                600  Honda Auto Receivables Owner Trust,
                      Series 2000-1, Class A2
                       6.65% due 12/16/02....................           603
                700  PP&L Transition Bond Co., LLC,
                      Series 1999-1, Class A2
                       6.41% due 12/26/03....................           699
                309  Premier Auto Trust, Series 1998-3,
                      Class A3
                       5.88% due 12/08/01....................           309
                892  SLM Student Loan Trust, Series 2000-2,
                      Class A1L
                       6.84% due 07/25/08....................           893
     PRINCIPAL                                                    MARKET
      AMOUNT                                                      VALUE
-------------------                                            ------------

     PRINCIPAL                                                    MARKET
      AMOUNT                                                      VALUE
-------------------                                            ------------
$               407  USAA Auto Loan Grantor Trust,
                      Series 1999-1, Class A
                       6.10% due 02/15/06....................  $        407
                                                               ------------
                     Total asset-backed securities...........  $     13,675
                                                               ============
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%
               S660  GS Mortgage Securities Corp. II,
                      Series 2000-GSFL, Class A
                       6.80% due 08/15/04....................  $        660
               S301  SASCO Floating Rate Commercial Mortgage,
                      Series 1999-C3, Class A
                       7.008% due 11/20/01...................           302
                                                               ------------
                     Total collateralized mortgage
                     obligations.............................  $        962
                                                               ============

      SHARES
-------------------
COMMON STOCKS -- 52.5%
                     AUSTRALIA -- 0.5%
                +59  News Corp., Ltd., ADR (Media &
                      Entertainment).........................  $      1,916
                                                               ------------
                     BELGIUM -- 0.9%
                  4  Dexia Belgium (Financial Services)......           755
               *S45  Interbrew N.V. (Food, Beverage &
                      Tobacco)...............................         1,563
                 23  KBC Bancassurance Holding N.V.
                      (Financial Services)...................         1,008
                                                               ------------
                                                                      3,326
                                                               ------------
                     BRAZIL -- 0.6%
                +33  Telecomunicacoes Brasileiras S.A., ADR
                      (Communications).......................         2,390
                                                               ------------
                     CANADA -- 1.0%
                 75  Abitibi-Consolidated, Inc. (Forest &
                      Paper Products)........................           693
                 76  Alcan Aluminum Ltd. (Metals, Minerals &
                      Mining)................................         2,585
                 20  Nortel Networks Holdings Corp.
                      (Communications).......................           625
                                                               ------------
                                                                      3,903
                                                               ------------
                     CHINA -- 0.2%
                *53  China Unicom Ltd., ADR (Software &
                      Services)..............................           779
                                                               ------------
                     FINLAND -- 1.7%
                 75  Nokia Oyj (Communications)..............         3,352
                 85  Sonera Oyj (Communications).............         1,540
                 51  UPM-Kymmene Group (Forest & Paper
                      Products)..............................         1,735
                                                               ------------
                                                                      6,627
                                                               ------------
                     FRANCE -- 6.6%
                 19  Air Liquids S.A. (Chemicals)............         2,826
                 13  Alcatel S.A., ADR (Communications)......           716
                 34  Aventis S.A. (Chemicals)................         2,990
                 +9  AXA (Financial Services)................         1,307
                  1  BNP Paribas S.A. (Financial Services)...           115
                 43  Carrefour S.A. (Retail).................         2,720

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 44 ______________________________________

                                                                  MARKET
      SHARES                                                      VALUE
-------------------                                            ------------

COMMON STOCKS -- (CONTINUED)
            FRANCE -- (CONTINUED)

                                                                  MARKET
      SHARES                                                      VALUE
-------------------                                            ------------
                 10  France Telecom S.A. (Communications)....  $        898
                 14  L'Oreal (Consumer Non-Durables).........         1,200
                 26  Pechiney S.A., A Shares (Metals,
                      Minerals & Mining).....................         1,175
                  7  Pinault-Printemps-Redoute S.A.
                      (Retail)...............................         1,440
                 18  Scheider Electric S.A. (Electrical
                      Equipment).............................         1,328
                  6  Suez Lyonnaise des Eaux S.A. (Energy &
                      Services)..............................         1,077
               *+37  Thomas Multimedia (Media &
                      Entertainment).........................         1,720
                 33  Total Fina S.A., B Shares (Energy &
                      Services)..............................         4,858
               *+17  Vivendi Universal S.A., ADR (Media &
                      Entertainment).........................         1,092
                                                               ------------
                                                                     25,462
                                                               ------------
                     GERMANY -- 2.4%
                 26  BASF AG (Chemicals).....................         1,189
                 17  Bayerische Motoren Werke (BMW) AG
                      (Transportation).......................           564
               *S52  Deutsche Post AG (Transportation).......         1,117
                +97  Deutsche Telekom AG (Communications)....         2,948
                 73  RWE AG (Utilities)......................         3,228
               *+35  T-Online International AG (Software &
                      Services)..............................           438
                                                               ------------
                                                                      9,484
                                                               ------------
                     HONG KONG -- 2.0%
                271  Cheung Kong (Holdings) Ltd. (Real
                      Estate)................................         3,466
                390  New World Development Ltd. (Real
                      Estate)................................           473
            *+2,509  Pacific Century CyberWorks Ltd.
                      (Communications).......................         1,625
                234  Sun Hung Kai Properties (Real Estate)...         2,333
                                                               ------------
                                                                      7,897
                                                               ------------
                     IRELAND -- 0.3%
                 87  Allied Irish Banks PLC (Financial
                      Services)..............................         1,011
                                                               ------------
                     ITALY -- 2.6%
                 52  Alleanza Assicurazioni (Financial
                      Services)..............................           833
                 21  Assicurazioni Generali S.p.A. (Financial
                      Services)..............................           842
               +320  ENI S.p.A. (Energy & Services)..........         2,045
                +44  Mediaset S.p.A. (Media &
                      Entertainment).........................           522
                788  Pirelli S.p.A. (Transportation).........         2,803
                 p0  Seat Pagine Gialle S.p.A (Media &
                      Entertainment).........................            p0
              *+244  Telecom Italia Mobile S.p.A.
                      (Communications).......................         1,949
                                                                  MARKET
      SHARES                                                      VALUE
-------------------                                            ------------

            ITALY -- (CONTINUED)

                                                                  MARKET
      SHARES                                                      VALUE
-------------------                                            ------------
               +105  Telecom Italia S.p.A. (Communications)..  $      1,166
                                                               ------------
                                                                     10,160
                                                               ------------
                     JAPAN -- 7.9%
                  7  Advantest Corp. (Electronics)...........           656
                 74  Bank of Toyko-Mitsubishi Ltd. (The)
                      (Financial Services)...................           737
                 p0  DDI Corp. (Communications)..............           791
                 p0  East Japan Railway Co.
                      (Transportation).......................           634
                  2  Fast Retailing Co. (Retail).............           372
                 41  Fuji Photo Film Co., Ltd. (Consumer
                      Non-Durables)..........................         1,716
                  6  Fuji Soft ABC, Inc. (Computers & Office
                      Equipment).............................           368
                +64  Fujisawa Pharmaceutical Co. (Drugs).....         2,118
                 15  Hoya Corp. (Medical Instruments &
                      Supplies)..............................         1,103
                 32  KAO Corp. (Consumer Non-Durables).......           930
                 14  Kyocera Corp. (Electronics).............         1,474
                 33  Matsumotokiyoshi Co., Ltd. (Retail).....           918
                  8  Matsushita Communication Industrial Co.,
                      Ltd. (Retail)..........................         1,043
                180  Matsushita Electric Industrial Co., Ltd.
                      (Electronics)..........................         4,303
                 95  NEC Corp. (Electronics).................         1,739
                262  Nikko Securities Co., Ltd. (Financial
                      Services)..............................         2,030
                  9  Nintendo Co., Ltd. (Consumer Non-
                      Durables)..............................         1,465
                 p0  Nippon Telegraph & Telephone Corp.
                      (Communications).......................         1,211
                 p0  NTT DoCoMo, Inc. (Media &
                      Entertainment).........................           880
                 75  Omron Corp. (Electrical Equipment)......         1,560
                 18  Pioneer Corp. (Media & Entertainment)...           481
                 30  Promise Co., Ltd. (Financial
                      Services)..............................         2,142
               *+56  Ricoh Co., Ltd. (Media &
                      Entertainment).........................         1,035
                 95  Tokyo Style Co., Ltd. (Apparel &
                      Textile)...............................           872
                                                               ------------
                                                                     30,578
                                                               ------------
                     NETHERLANDS -- 3.9%
                 84  Aegon N.V. (Financial Services).........         3,471
                 18  Heineken N.V. (Food, Beverage &
                      Tobacco)...............................         1,101
                 42  ING Groep N.V. (Financial Services).....         3,370
                 14  Koninklijke (Royal) Philips Electronics
                      N.V. (Electronics).....................           528
                 71  Royal Dutch Petroleum Co. (Energy &
                      Services)..............................         4,319
                  9  Royal Dutch Petroleum Co., NY Shares,
                      ADR (Energy & Services)................           521
                 16  STMicroelectronics (Electronics)........           716
                +21  Unilever N.V., NY Shares (Consumer
                      Non-Durables)..........................         1,328
                                                               ------------
                                                                     15,354
                                                               ------------

______________________________________ 45 ______________________________________

 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 2000
 (000'S OMITTED)

                                                                  MARKET
      SHARES                                                      VALUE
-------------------                                            ------------

COMMON STOCKS -- (CONTINUED)

                                                                  MARKET
      SHARES                                                      VALUE
-------------------                                            ------------
                     PORTUGAL -- 0.2%
                274  Electricidade de Portugal S.A.
                      (Electronics)..........................  $        906
                                                               ------------
                     SOUTH AFRICA -- 0.3%
                395  FirstRand Ltd. (Financial Services).....           438
                 20  Nedcor Ltd. (Financial Services)........           440
                282  Sanlam Ltd. (Financial Services)........           356
                                                               ------------
                                                                      1,234
                                                               ------------
                     SOUTH KOREA -- 1.3%
                  7  Korea Telecom Corp. (Communications)....           368
                 20  Korea Telecom Corp., ADR
                      (Communications).......................           619
                 24  Samsung Electronics (Electronics).......         3,026
                  2  SK Telecom Co., Ltd. (Communications)...           434
                +23  SK Telecom Co., Ltd., ADR
                      (Communications).......................           547
                                                               ------------
                                                                      4,994
                                                               ------------
                     SPAIN -- 2.2%
                 90  Banco Popular Espanol S.A. (Financial
                      Services)..............................         3,131
                169  Banco Santander Central Hispano S.A.
                      (Financial Services)...................         1,805
                 89  Endesa S.A. (Utilities).................         1,510
                +20  Endesa S.A., ADR (Utilities)............           337
                +34  Telefonica S.A., ADR (Communications)...         1,723
                                                               ------------
                                                                      8,506
                                                               ------------
                     SWEDEN -- 2.1%
                159  ForeningsSparbanken AB (Swedbank)
                      (Financial Services)...................         2,437
                 37  Gambro AB, Class A (Medical
                      Instruments & Supplies)................           266
                380  Skandinaviska Enskilda, A Shares
                      (Financial Services)...................         4,193
                 77  Telefonaktiebolaget LM Ericsson AB
                      (Communications).......................           875
                 38  Telefonaktiebolaget LM Ericsson AB, ADR
                      (Communications).......................           420
                                                               ------------
                                                                      8,191
                                                               ------------
                     SWITZERLAND -- 2.5%
                  2  Nestle S.A. (Food, Beverage & Tobacco)..         4,817
                  2  Novartis AG (Drugs).....................         3,395
                 p0  Roche Holdings AG (Drugs)...............         1,426
                                                               ------------
                                                                      9,638
                                                               ------------
                     TAIWAN -- 0.6%
               *228  Taiwan Semiconductor Manufacturing Co.,
                      Ltd....................................           548
               *+85  Taiwan Semiconductor Manufacturing Co.,
                      Ltd., ADR (Electronics)................         1,466
               *+56  United Microelectronics Corp., ADR
                      (Electronics)..........................           459
                                                               ------------
                                                                      2,473
                                                               ------------
                                                                  MARKET
      SHARES                                                      VALUE
-------------------                                            ------------

                                                                  MARKET
      SHARES                                                      VALUE
-------------------                                            ------------
                     UNITED KINGDOM -- 12.7%
                 85  AstraZeneca Group PLC (Drugs)...........  $      4,280
                161  BAA PLC (Transportation)................         1,485
                116  Barclays PLC (Financial Services).......         3,582
                260  Billiton PLC (Metals, Minerals &
                      Mining)................................         1,011
                408  BP Amoco PLC (Energy & Services)........         3,271
                375  British Airways PLC (Transportation)....         2,181
                141  British Sky Broadcasting Group PLC
                      (Media & Entertainment)................         2,366
                 98  Cable & Wireless PLC (Utilities)........         1,316
                *56  COLT Telecom Group PLC
                      (Communications).......................         1,208
                *29  GlaxoSmithKline PLC (Drugs).............           827
                 22  GlaxoSmithKline PLC, ADR (Drugs)........         1,217
                170  Imperial Chemical Industries PLC
                      (Chemicals)............................         1,399
                961  Invensys PLC (Electrical Equipment).....         2,246
               *312  Lattice Group PLC (Transportation)......           702
                 34  Liberty International PLC (Business
                      Services)..............................           247
                263  Lloyds TSB Group PLC (Financial
                      Services)..............................         2,766
                 85  Marconi PLC (Communications)............           909
                174  Prudential Corp. PLC (Financial
                      Services)..............................         2,798
                129  Psion PLC, GBP (Software & Services)....           544
                115  Reckitt Benckiser PLC (Consumer Non-
                      Durables)..............................         1,594
                402  Reed International PLC (Media &
                      Entertainment).........................         4,191
                514  Rentokil Initial PLC (Business
                      Services)..............................         1,779
                 75  Royal Bank of Scotland Group PLC
                      (Financial Services)...................         1,769
                125  Safeway PLC (Retail)....................           553
                296  Smith & Nephew PLC (Medical
                      Instruments & Supplies)................         1,392
                 63  South African Breweries PLC (Food,
                      Beverage & Tobacco)....................           443
                964  Vodafone AirTouch PLC
                      (Communications).......................         3,536
                                                               ------------
                                                                     49,612
                                                               ------------
                     Total common stocks.....................  $    204,441
                                                               ============

    PRINCIPAL
      AMOUNT
------------------
CORPORATE NOTES -- 5.0%
                    AUSTRALIA -- 0.3%
$            1,000  National Australia Bank (Financial        $       999
                     Services)
                      5.00% due 02/12/02....................
                                                              -----------
                    FRANCE -- 0.4%
     EUR     1,500  France Telecom S.A. (Communications)            1,407
                      3.911% due 10/12/01...................
                                                              -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 46 ______________________________________

     PRINCIPAL                                                    MARKET
      AMOUNT                                                      VALUE
-------------------                                            ------------
CORPORATE NOTES -- (CONTINUED)
                     GERMANY -- 0.2%
          DEM 1,900  Toyota Motor Credit Corp. (Financial
                      Services)
                       5.375% due 12/28/01...................  $        916
                     JAPAN -- 1.0%
        JPY 460,000  KFW International Finance, Inc.
                      (Financial Services)
                       1.00% due 12/20/04....................         4,057
                                                               ------------
                     NETHERLANDS -- 0.2%
                750  Bank Nederlandse Gemeenten N.V.
                      (Financial Services)
                       3.25% due 07/16/01....................           737
                                                               ------------
                     SOUTH KOREA -- 0.2%
          EUR   700  Korea Development Bank (Financial
                      Services)
                       6.00% due 04/13/05....................           648
                                                               ------------
                     UNITED KINGDOM -- 0.6%
         GBP    525  British Gas PLC (Energy & Services)
                       5.375% due 12/07/09...................           738
         GBP    705  General Electric Capital Corp.
                      (Financial Services)
                       5.125% due 01/12/04...................         1,028
          EUR   808  National Westminster Bank (Financial
                      Services)
                       6.00% due 01/21/10....................           751
                                                               ------------
                                                                      2,517
                                                               ------------
                     UNITED STATES OF AMERICA -- 2.1%
              1,500  American General Finance Corp.
                      (Financial Services)
                       6.875% due 12/14/01...................         1,511
         EUR  4,150  Federal Home Loan Mortgage Association
                      (Financial Services)
                       5.75% due 09/15/10....................         3,996
          EUR   875  International Paper Co. (Forest & Paper
                      Products)
                       5.375% due 08/11/06...................           787
                800  Wells Fargo & Co. (Financial Services)
                       6.86% due 09/15/01....................           802
              1,230  WorldCom, Inc. (Communications)
                       6.125% due 08/15/01...................         1,226
                                                               ------------
                                                                      8,322
                                                               ------------
                     Total corporate notes...................  $     19,603
                                                               ============
ENHANCED EQUIPMENT TRUST CERTIFICATES -- 0.2%
                629  Daimler Chrysler Auto Trust,
                      Series 2000-2, Class A2
                       6.76% due 01/06/03....................  $        631
                                                               ------------
                     Total enhanced equipment trust            $        631
                     certificates............................
                                                               ============
FOREIGN GOVERNMENT BONDS -- 25.9%
         CAD  1,600  Canada Government
                       5.50% due 06/01/10....................  $      1,073
         CAD  1,300  Canada Government
                       5.75% due 06/01/29....................  $        886
     PRINCIPAL                                                    MARKET
      AMOUNT                                                      VALUE
-------------------                                            ------------

FOREIGN GOVERNMENT BONDS -- (CONTINUED)

     PRINCIPAL                                                    MARKET
      AMOUNT                                                      VALUE
-------------------                                            ------------
         DKK 17,800  Denmark Kingdom
                       7.00% due 12/15/04....................         2,404
         EUR  4,410  Deutschland Republic
                       6.875% due 05/12/05...................         4,498
         EUR  7,700  Deutschland Republic
                       6.00% due 02/16/06....................         7,671
         EUR  1,400  Deutschland Republic
                       6.25% due 01/04/24....................         1,451
         EUR  3,200  Finland Republic
                       5.75% due 02/23/11....................         3,153
         EUR  5,000  France BTAN
                       5.50% due 10/12/01....................         4,720
          EUR   300  France O.A.T.
                       6.00% due 10/25/25....................           302
       GRD1,070,000  Hellenic Republic
                       6.50% due 01/11/14....................         3,101
         GBP    381  Iceland Republic
                       8.75% due 05/12/03....................           604
          EUR   568  Italy BTPS
                       6.50% due 11/01/27....................           585
         EUR  9,000  Italy BTPS
                       6.00% due 11/01/07....................         8,958
         EUR  9,700  Italy BTPS
                       4.75% due 07/01/05....................         9,116
         EUR  9,000  Italy BTPS
                       4.00% due 07/15/04....................         8,278
        JPY 880,000  JAPAN #184
                       2.90% due 12/20/05....................         8,446
        JPY 552,000  JAPAN #213
                       1.40% due 06/22/09....................         4,805
        JPY 310,000  JAPAN #215
                       1.90% due 09/21/09....................         2,811
        JPY 345,000  JAPAN #42
                       2.60% due 03/20/19....................         3,189
         EUR  5,100  Netherlands Government
                       7.75% due 03/01/05....................         5,339
         EUR  1,750  Netherlands Government
                       7.50% due 01/15/23....................         2,071
         NOK 48,000  Norway Kingdom
                       5.50% due 05/15/09....................         5,267
         SEK 10,500  Sweden Kingdom #1034
                       9.00% due 04/20/09....................         1,431
         GBP  5,100  U.K. Treasury Gilt
                       7.75% due 09/08/06....................         8,578
         GBP  1,300  U.K. Treasury Gilt
                       8.50% due 12/07/05....................         2,223
                                                               ------------
                     Total foreign government bonds..........  $    100,960
                                                               ============
U.S. TREASURIES & FEDERAL AGENCIES -- 0.7%
                     FEDERAL HOME LOAN MORTGAGE ASSOCIATION
                     -- 0.7%
$             2,492    7.958% due 03/01/30...................  $      2,554
                                                               ------------
                     Total U.S. treasuries & federal
                     agencies................................  $      2,554
                                                               ============

______________________________________ 47 ______________________________________

 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 2000
 (000'S OMITTED)

     PRINCIPAL                                                    MARKET
      AMOUNT                                                      VALUE
-------------------                                            ------------
SHORT-TERM SECURITIES -- 18.7%
                     COMMERCIAL PAPER -- 4.7%
$             1,500  Bayerische Hypo Verinsbank AG
                       7.25% due 05/14/01....................  $      1,499
              2,090  Canada Government
                       6.249% due 03/14/01...................         2,064
              1,500  Den Danske Corp.
                       6.47% due 03/16/01....................         1,480
              1,250  Lloyds Bank PLC
                       6.45% due 03/21/01....................         1,233
                600  National Rural Utility
                       6.03% due 06/07/01....................           584
              4,500  New Zealand Government
                       6.419% due 03/28/01...................         4,432
              2,400  Rabobank Nederland N.V.
                       7.33% due 05/17/01....................         2,404
                600  Svenska Handelsbanken AB
                       6.44% due 03/07/01....................           600
              1,500  Svenska Handelsbanken AB, NY Shares
                       6.62% due 03/07/01....................         1,498
              2,500  Union Bank of Switzerland, NY Shares
                       6.975% due 07/18/01...................         2,503
                                                               ------------
                                                                     18,297
                                                               ------------
                     CORPORATE BONDS -- 1.0%
                341  General Electric Capital Corp.
                       7.375% due 05/09/01...................           342
              1,000  General Electric Capital Corp.
                       7.38% due 05/23/01....................         1,005
              1,550  International Bank for Reconstruction &
                      Development
                       5.625% due 04/23/01...................         1,546
                816  Morgan Guaranty Trust
                       6.375% due 03/26/01...................           816
                                                               ------------
                                                                      3,709
                                                               ------------
                     U.S. TREASURY BILLS -- 0.5%
              1,800    6.16% due 01/25/01....................         1,793
                                                               ------------
                     REPURCHASE AGREEMENT -- 12.5%
             48,842  Joint Repurchase Agreement (See
                      Note 2(d))
                       6.002% due 01/02/01...................        48,842
                                                               ------------
                     Total short-term securities.............  $     72,641
                                                               ============


                                                        MARKET
                                                         VALUE
                                                      -----------
DIVERSIFICATION OF NET ASSETS:
Total asset-backed securitities
 (cost $13,606)..............................    3.5% $    13,675
Total collateralized mortgage obligations
 (cost $961).................................    0.2          962
Total common stocks (cost $202,939)..........   52.5      204,441
Total corporate notes (cost $19,511).........    5.0       19,603
Total enhanced equipment trust certificates
 (cost $627).................................    0.2          631
Total foreign government bonds
 (cost $99,200)..............................   25.9      100,960
Total U.S. treasuries & federal agencies
 (cost $2,554)...............................    0.7        2,554
Total short-term securities
 (cost $72,634)..............................   18.7       72,641
                                               -----  -----------
Total investment in securities
 (total cost $412,032).......................  106.7      415,467
Cash, receivables and other assets...........    2.7       10,810
Securities lending collateral (See
 Note 2(i))..................................    6.2       24,236
Payable for securities purchased.............   (9.3)     (36,163)
Payable for Fund shares redeemed.............     --          (50)
Securities lending collateral payable to
 brokers (See Note 2(i)).....................   (6.2)     (24,236)
Other liabilities............................   (0.1)        (616)
                                               -----  -----------
Net assets...................................  100.0% $   389,448
                                               =====  ===========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; 750,000
 shares authorized; 338,991 shares outstanding......  $    33,899
Capital surplus.....................................      348,048
Distribution in excess of net investment income.....       (2,890)
Accumulated undistributed net realized gain on
 investments........................................       12,763
Unrealized appreciation of investments..............        3,262
Unrealized depreciation of futures contracts f......          (22)
Unrealized depreciation of forward foreign
 currencies contracts (See Note 2(g))w..............       (6,110)
Unrealized appreciation of other assets and
 liabilities in foreign currencies..................          325
Unrealized appreciation of option contracts written
 (See Note 2(f)) V..................................          173
                                                      -----------
Net assets..........................................  $   389,448
                                                      ===========

Class IA
Net asset value per share ($384,648  DIVIDED BY
 334,807 shares outstanding) (562,500 shares
 authorized)........................................  $1.15
                                                      ====
Class IB
Net asset value per share ($4,800  DIVIDED BY 4,184
 shares outstanding) (187,500 shares authorized)....  $1.15
                                                      ====

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 48 ______________________________________

DIVERSIFICATION BY INDUSTRY:
Apparel & Textile............................    0.2% $       872
Business Services............................    0.5        2,026
Chemicals....................................    2.2        8,404
Communications...............................    7.7       29,850
Computers & Office Equipment.................    0.1          368
Consumer Non-Durables........................    2.1        8,233
Drugs........................................    3.4       13,263
Electrical Equipment.........................    1.3        5,134
Electronics..................................    4.1       15,821
Energy & Services............................    4.1       16,091
Financial Services...........................   10.6       41,336
Food, Beverage & Tobacco.....................    2.0        7,924
Forest & Paper Products......................    0.6        2,428
Media & Entertainment........................    3.7       14,203
Medical Instruments & Supplies...............    0.7        2,761
Metals, Minerals & Mining....................    1.2        4,771
Real Estate..................................    1.6        6,272
Retail.......................................    1.8        7,046
Software & Services..........................    0.5        1,761
Transportation...............................    2.4        9,486
Utilities....................................    1.7        6,391
                                               -----  -----------
Total common stocks..........................   52.5% $   204,441
                                               =====  ===========
Communications...............................    0.7% $     2,633
Energy & Services............................    0.2          738
Financial Services...........................    3.9       15,445
Forest & Paper Products......................    0.2          787
                                               -----  -----------
Total corporate notes........................    5.0% $    19,603
                                               =====  ===========

  *  Non-income producing during the period.
  S Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the market value of these securities amounted to $4,647 or 1.2% of net assets.
  +  All or a portion of this security was on loan as of December 31, 2000 (See
     Note 2(i)).
  f  The Fund had 28 March 2001 NEW FTSE 100 Index futures contracts, 1
     March 2001 S&P/Toronto Stock Exchange 60 Index futures contract, 3
     March 2001 Sydney Futures Exchange SPI 200 Index futures contracts, 13 March 2001 TSE 10 Year JGB Index futures contracts, 23 March 2001 TSE Tokyo Price Index futures contracts, 68 January 2001 OMX Index futures contracts, 93 March 2001 Eurex Deutschland Euro Bobl futures contracts, 125 March 2001 Dow Jones Euro STOXX and 50 Index futures contracts open as of December 31, 2000. These contracts had a market value of $36,408 as of December 31, 2000, and were collateralized by various U.S. Treasury obligations with a market value of $1,710. (Number of contracts not in $000's)

                    V OPTION CONTRACTS AT DECEMBER 31, 2000

                                                          NUMBER OF    EXERCISE   EXPIRATION    MARKET
DESCRIPTION                                               CONTRACTS     PRICE        DATE       VALUE
-----------                                               ----------   --------   ----------   --------
Euro (Written Call) / U.S. Dollars                          1,740       $ 0.9     May 2001      $(101)
Euro (Purchased Call) / Japanese Yen                        3,480        98.5     May 2001        262
Euro (Written Put) / U.S. Dollars                           1,740         0.8     May 2001         (2)
                                                            -----                               -----
Total option contracts (total net premium received $14)     6,960                               $ 159
                                                            -----                               -----

The securities underlying these option contracts are included in the Fund's Statement of Net Assets.

      wFORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2000

                                                                   UNREALIZED
                                           CONTRACT   DELIVERY    APPRECIATION
DESCRIPTION                 MARKET VALUE    AMOUNT      DATE     (DEPRECIATION)
-----------                 ------------   --------   --------   --------------
Australian Dollars (Buy)      $ 1,804      $ 1,775    01/29/01      $     29
Australian Dollars (Buy)          554          546    01/29/01             8
Australian Dollars (Buy)          135          133    03/30/01             2
British Pounds (Buy)            5,462        5,266    01/30/01           196
British Pounds (Buy)            2,644        2,556    03/16/01            88
British Pounds (Buy)              299          289    01/30/01            10
British Pounds (Buy)              372          366    01/02/01             6
British Pounds (Buy)              531          526    01/03/01             5
British Pounds (Buy)              355          356    01/04/01            (1)
British Pounds (Buy)              274          274    01/05/01            --
British Pounds (Sell)          18,600       17,650    01/30/01          (950)
British Pounds (Sell)             672          639    01/30/01           (33)
British Pounds (Sell)          12,699       12,192    03/05/01          (507)
British Pounds (Sell)             106          105    01/03/01            (1)

______________________________________ 49 ______________________________________

 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 2000
 (000'S OMITTED)

                                                                   UNREALIZED
                                           CONTRACT   DELIVERY    APPRECIATION
DESCRIPTION                 MARKET VALUE    AMOUNT      DATE     (DEPRECIATION)
-----------                 ------------   --------   --------   --------------
Canadian Dollars (Buy)      $         75   $     73   03/15/01   $            2
Canadian Dollars (Buy)            641          638    01/02/01             3
Canadian Dollars (Buy)            266          266    01/03/01            --
Canadian Dollars (Sell)         1,983        1,951    01/30/01           (32)
Danish Krone (Sell)             2,393        2,238    01/16/01          (155)
Euro (Buy)                      3,301        3,064    01/10/01           237
Euro (Buy)                         70           65    01/10/01             5
Euro (Buy)                      8,945        8,324    03/05/01           621
Euro (Buy)                      1,156        1,086    01/10/01            70
Euro (Buy)                        605          574    01/10/01            31
Euro (Buy)                      1,880        1,753    01/10/01           127
Euro (Buy)                         32           30    01/10/01             2
Euro (Buy)                      1,702        1,594    01/19/01           108
Euro (Buy)                      1,699        1,610    01/10/01            89
Euro (Buy)                      2,718        2,695    01/02/01            23
Euro (Buy)                        734          725    01/03/01             9
Euro (Buy)                      1,305        1,293    01/10/01            12
Euro (Sell)                    13,835       12,862    01/10/01          (973)
Euro (Sell)                     3,524        3,290    01/10/01          (234)
Euro (Sell)                    46,994       43,675    01/11/01        (3,319)
Euro (Sell)                    11,299       10,649    03/05/01          (650)
Euro (Sell)                       303          287    01/10/01           (16)
Euro (Sell)                     2,350        2,226    01/10/01          (124)
Euro (Sell)                     7,212        6,829    01/10/01          (383)
Euro (Sell)                     2,105        2,004    01/10/01          (101)
Euro (Sell)                     1,128        1,070    01/10/01           (58)
Euro (Sell)                     1,304        1,292    01/05/01           (12)
Hong Kong Dollars (Buy)           110          110    01/02/01            --
Japanese Yen (Buy)                580          603    02/05/01           (23)
Japanese Yen (Buy)                879          913    02/05/01           (34)
Japanese Yen (Buy)              6,656        6,904    03/05/01          (248)
Japanese Yen (Buy)              2,798        2,908    03/08/01          (110)
Japanese Yen (Buy)              2,218        2,264    02/06/01           (46)
Japanese Yen (Buy)                222          228    02/07/01            (6)
Japanese Yen (Sell)             5,738        5,952    02/05/01           214
Japanese Yen (Sell)             1,676        1,736    02/06/01            60
Japanese Yen (Sell)             1,235        1,285    02/06/01            50
Japanese Yen (Sell)               641          666    02/05/01            25
Japanese Yen (Sell)               294          307    02/07/01            13
Japanese Yen (Sell)             1,468        1,516    02/06/01            48
Japanese Yen (Sell)               132          134    02/05/01             2
Norwegian Krone (Sell)          5,340        5,114    01/19/01          (226)
Singapore Dollars (Buy)         1,738        1,729    02/06/01             9
Singapore Dollars (Buy)         1,284        1,281    02/06/01             3
Singapore Dollars (Buy)         1,509        1,511    02/06/01            (2)
Singapore Dollars (Sell)        2,255        2,257    02/06/01             2
South African Rand (Buy)          156          157    01/02/01            (1)
South African Rand (Buy)           80           80    01/02/01            --
South Korean Won (Sell)           719          754    06/20/01            35
Swedish Krona (Buy)               764          752    01/26/01            12
Swedish Krona (Buy)               518          511    01/02/01             7
Swedish Krona (Buy)               168          166    01/03/01             2
Swedish Krona (Buy)                 3            3    01/04/01            --
Swedish Krona (Sell)            1,451        1,415    01/16/01           (36)
Swiss Franc (Buy)                 611          605    01/04/01             6
                                                                    --------
                                                                    $ (6,110)
                                                                    ========

pDue to the presentation of the financial statements in thousands, the number of shares, principal amount and market value rounds to zero.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. ______________________________________ 50 ______________________________________

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
 (000'S OMITTED)

     PRINCIPAL                                                           MARKET
       AMOUNT                                                             VALUE
--------------------                                                 ---------------
ASSET-BACKED SECURITIES -- 0.3%
S$            43,000  AESOP Funding II LLC, Series 1998-1,
                       Class A1
                        6.14% due 05/20/06.........................  $        42,695
                                                                     ---------------
                      Total asset-backed securities................  $        42,695
                                                                     ===============
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.5%
              10,000  Asset Securitization Corp., Series 1997-D5,
                       Class A1E
                        6.93% due 02/14/41.........................  $        10,164
              18,000  Asset Securitization Corp., Series 1997-D4,
                       Class A1D
                        7.49% due 04/14/29.........................           19,007
              25,000  Chase Commercial Mortgage Securities Corp.,
                       Series 1997-1, Class A2
                        7.37% due 02/19/07.........................           26,276
              17,225  First Union - Lehman Brothers Commercial
                       Mortgage Trust, Series 1997-C1, Class A3
                        7.38% due 04/18/07.........................           18,153
                                                                     ---------------
                      Total commercial mortgage-backed
                      securities...................................  $        73,600
                                                                     ===============

       SHARES
--------------------
COMMON STOCKS -- 59.6%
                      AEROSPACE & DEFENSE -- 1.5%
              *2,200  General Motors, Class H......................  $        50,600
               1,962  United Technologies Corp.....................          154,286
                                                                     ---------------
                                                                             204,886
                                                                     ---------------
                      BUSINESS SERVICES -- 0.2%
                 100  Interpublic Group of Cos., Inc. (The)........            4,256
                  75  Omnicom Group, Inc...........................            6,216
               1,256  ServiceMaster Co. (The)......................           14,445
                                                                     ---------------
                                                                              24,917
                                                                     ---------------
                      CHEMICALS -- 1.7%
              +2,550  Dow Chemical Co. (The).......................           93,394
               2,204  Pharmacia Corp...............................          134,444
                                                                     ---------------
                                                                             227,838
                                                                     ---------------
                      COMMUNICATIONS -- 3.9%
               *+200  Avaya, Inc...................................            2,062
                 *50  COLT Telecom Group PLC.......................            1,073
             *+2,386  Global Crossing Ltd..........................           34,148
               1,350  Lucent Technologies, Inc.....................           18,225
              +2,140  Nortel Netwoks Holdings Corp.................           68,614
               2,975  SBC Communications, Inc......................          142,056
              *1,670  Tellabs, Inc.................................           94,355
               1,800  Verizon Communications, Inc..................           90,225
              *5,600  Worldcom, Inc................................           78,750
                                                                     ---------------
                                                                             529,508
                                                                     ---------------
                      COMPUTERS & OFFICE
                      EQUIPMENT -- 4.7%
              *5,001  Cisco Systems, Inc...........................          191,300
              *2,700  Dell Computer Corp...........................           47,081
                                                                         MARKET
       SHARES                                                             VALUE
--------------------                                                 ---------------

COMMON STOCKS -- (CONTINUED)
             COMPUTERS & OFFICE
             EQUIPMENT -- (CONTINUED)

                                                                         MARKET
       SHARES                                                             VALUE
--------------------                                                 ---------------
              *1,100  EMC Corp.....................................  $        73,150
               1,500  Hewlett-Packard Co...........................           47,344
               1,590  International Business Machines Corp.........          135,150
                 550  Minnesota Mining &
                      Manufacturing Co.............................           66,275
              *2,200  Solectron Corp...............................           74,580
                                                                     ---------------
                                                                             634,880
                                                                     ---------------
                      CONSUMER NON-DURABLES -- 3.9%
                 525  Cardinal Health, Inc.........................           52,303
                 700  Gillette Co. (The)...........................           25,288
               1,525  Procter & Gamble Co. (The)...................          119,617
              *3,614  Safeway, Inc.................................          225,875
               2,000  Tyco International Ltd.......................          111,000
                                                                     ---------------
                                                                             534,083
                                                                     ---------------
                      DRUGS -- 6.1%
               2,410  Abbott Laboratories..........................          116,734
               3,100  American Home Products Corp..................          197,005
               1,850  Bristol-Myers Squibb Co......................          136,784
                 200  Eli Lilly & Co...............................           18,613
                *677  Immunex Corp.................................           27,499
               1,820  Merck & Co., Inc.............................          170,398
               3,025  Pfizer, Inc..................................          139,147
                 400  Schering-Plough Corp.........................           22,700
                                                                     ---------------
                                                                             828,880
                                                                     ---------------
                      ELECTRICAL EQUIPMENT -- 0.5%
              *1,844  Teradyne, Inc................................           68,693
                                                                     ---------------
                      ELECTRONICS -- 3.6%
                 *50  Broadcom Corp., Class A......................            4,200
               1,100  Emerson Electric Co..........................           86,694
               2,821  General Electric Co..........................          135,217
               4,868  Intel Corp...................................          146,338
                *686  JDS Uniphase Corp............................           28,585
              *1,600  Micron Technology, Inc.......................           56,800
                *506  Vitesse Semiconductor Corp...................           27,977
                                                                     ---------------
                                                                             485,811
                                                                     ---------------
                      ENERGY & SERVICES -- 4.2%
               1,000  Conoco, Inc., Class B........................           28,938
               3,200  ExxonMobil Corp..............................          278,200
                 300  Royal Dutch Petroleum Co., NY Shares, ADR....           18,169
               1,134  Schlumberger Ltd.............................           90,657
               2,150  Texaco, Inc..................................          133,569
                +300  Transocean Sedco Forex, Inc..................           13,800
                 450  Unocal Corp..................................           17,409
                                                                     ---------------
                                                                             580,742
                                                                     ---------------
                      FINANCIAL SERVICES -- 9.9%
               2,063  American International Group, Inc............          203,285
                 250  Chase Manhattan Corp. (The)..................           11,359
               6,304  Citigroup, Inc...............................          321,911
               1,900  Fleet Boston Financial Corp..................           71,369

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 51 ______________________________________

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 2000
 (000'S OMITTED)

                                                                         MARKET
       SHARES                                                             VALUE
--------------------                                                 ---------------

COMMON STOCKS -- (CONTINUED)
             FINANCIAL SERVICES -- (CONTINUED)

                                                                         MARKET
       SHARES                                                             VALUE
--------------------                                                 ---------------
               3,050  Franklin Resources, Inc......................  $       116,205
                 500  Goldman Sachs Group, Inc. (The)..............           53,469
               1,825  Marsh & McLennan Cos., Inc...................          213,525
               2,200  Merrill Lynch & Co., Inc.....................          150,013
                 200  Morgan Stanley Dean Witter & Co..............           15,850
               1,600  State Street Corp............................          198,736
                                                                     ---------------
                                                                           1,355,722
                                                                     ---------------
                      FOOD, BEVERAGE &
                      TOBACCO -- 2.7%
               1,050  Anheuser-Busch Cos., Inc.....................           47,775
               1,960  Coca-Cola Co. (The)..........................          119,438
                 950  General Mills, Inc...........................           42,334
               3,100  PepsiCo, Inc.................................          153,644
                                                                     ---------------
                                                                             363,191
                                                                     ---------------
                      FOREST & PAPER PRODUCTS -- 1.9%
               2,400  Kimberly-Clark Corp..........................          169,656
               1,750  Weyerhaeuser Co..............................           88,813
                                                                     ---------------
                                                                             258,469
                                                                     ---------------
                      HEALTH SERVICES -- 0.2%
                 700  HCA -- The Healthcare Co.....................           30,807
                                                                     ---------------
                      MEDIA & ENTERTAINMENT -- 2.0%
              *6,246  AT&T -- Liberty Media Group, Class A.........           84,711
               2,780  Gannett Co., Inc.............................          175,314
                 700  Walt Disney Co. (The)........................           20,256
                                                                     ---------------
                                                                             280,281
                                                                     ---------------
                      MEDICAL INSTRUMENTS &
                      SUPPLIES -- 1.5%
                 400  Baxter International, Inc....................           35,325
               1,670  Johnson & Johnson Co.........................          175,454
                                                                     ---------------
                                                                             210,779
                                                                     ---------------
                      METALS, MINERALS &
                      MINING -- 0.8%
               1,500  Alcoa, Inc...................................           50,250
               1,050  Illinois Tool Works, Inc.....................           62,541
                                                                     ---------------
                                                                             112,791
                                                                     ---------------
                      REAL ESTATE -- 0.0%
                  *6  Security Capital Group, Inc., Class A........            6,089
                                                                     ---------------
                      RETAIL -- 4.4%
               2,220  CVS Corp.....................................          133,037
               2,400  Home Depot, Inc. (The).......................          109,650
               5,400  McDonald's Corp..............................          183,600
               3,350  Wal-Mart Stores, Inc.........................          177,969
                                                                     ---------------
                                                                             604,256
                                                                     ---------------
                      SOFTWARE & SERVICES -- 3.8%
              *3,250  America Online, Inc..........................          113,100
               2,000  Automatic Data Processing, Inc...............          126,625
             *+1,276  China Unicom Ltd., ADR.......................           18,822
                *714  Computer Sciences Corp.......................           42,935
              *4,900  Microsoft Corp...............................          212,538
                                                                         MARKET
       SHARES                                                             VALUE
--------------------                                                 ---------------

             SOFTWARE & SERVICES -- (CONTINUED)

                                                                         MARKET
       SHARES                                                             VALUE
--------------------                                                 ---------------
                 *50  VERITAS Software, Corp.......................  $         4,375
                                                                     ---------------
                                                                             518,395
                                                                     ---------------
                      TRANSPORTATION -- 0.3%
                 850  Boeing Co. (The).............................           56,100
                                                                     ---------------
                      UTILITIES -- 1.8%
                 650  Duke Energy Corp.............................           55,413
                +550  El Paso Energy Corp..........................           39,394
                 600  Exelon Corp..................................           42,126
               1,150  FPL Group, Inc...............................           82,513
                 800  Waste Management, Inc........................           22,200
                                                                     ---------------
                                                                             241,646
                                                                     ---------------
                      Total common stocks..........................  $     8,158,764
                                                                     ===============

     PRINCIPAL
       AMOUNT
--------------------
CORPORATE NOTES -- 16.5%
                      CHEMICALS -- 0.8%
$             20,000  ICI Wilmington
                        6.95% due 09/15/04.........................  $        19,964
              29,000  Pharmacia Corp.
                        6.60% due 12/01/28.........................           27,536
              25,000  Praxair, Inc.
                        6.15% due 04/15/03.........................           24,561
              40,000  Rohm & Haas Co.
                        7.40% due 07/15/09.........................           41,140
                                                                     ---------------
                                                                             113,201
                                                                     ---------------
                      COMMUNICATIONS -- 0.5%
              40,000  AT&T Corp.
                        6.50% due 03/15/29.........................           31,994
              10,000  Bellsouth Telecommunications
                        6.375% due 06/01/28........................            8,737
              30,000  Worldcom, Inc.
                        6.40% due 08/15/05.........................           28,875
                                                                     ---------------
                                                                              69,606
                                                                     ---------------
                      COMPUTERS & OFFICE
                      EQUIPMENT -- 0.7%
              50,000  Hewlett-Packard Co.
                        7.15% due 06/15/05.........................           51,652
              30,000  International Business Machines Corp.
                        6.50% due 01/15/28.........................           27,682
              18,000  Pitney Bowes, Inc.
                        5.50% due 04/15/04.........................           17,715
                                                                     ---------------
                                                                              97,049
                                                                     ---------------
                      CONSUMER NON-DURABLES -- 0.5%
              25,000  Alberto-Culver Co.
                        8.25% due 11/01/05.........................           26,441
              18,000  Colgate-Palmolive Co.
                        5.58% due 11/06/08.........................           17,093
              30,000  Tyco International Group S.A.
                        6.875% due 09/05/02........................           30,130
                                                                     ---------------
                                                                              73,664
                                                                     ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 52 ______________________________________

     PRINCIPAL                                                           MARKET
       AMOUNT                                                             VALUE
--------------------                                                 ---------------

CORPORATE NOTES -- (CONTINUED)

     PRINCIPAL                                                           MARKET
       AMOUNT                                                             VALUE
--------------------                                                 ---------------
                      DRUGS -- 0.3%
$             26,000  American Home Products Corp.
                        7.25% due 03/01/23.........................  $        26,049
              10,000  Zeneca Group
                        6.30% due 06/15/03.........................           10,101
                                                                     ---------------
                                                                              36,150
                                                                     ---------------
                      EDUCATION -- 0.1%
              10,900  Harvard University
                        8.125% due 04/15/2007......................           11,955
                                                                     ---------------
                      ELECTRICAL EQUIPMENT -- 0.2%
              30,000  Danaher Corp.
                        6.00% due 10/15/08.........................           28,549
                                                                     ---------------
                      ELECTRONICS -- 0.5%
              50,000  Eaton Corp.
                        6.95% due 11/15/04.........................           50,238
              21,000  Motorola, Inc.
                        7.60% due 01/01/07.........................           22,048
                                                                     ---------------
                                                                              72,286
                                                                     ---------------
                      ENERGY & SERVICES -- 0.3%
              12,250  BP Amoco PLC
                        6.50% due 08/01/07.........................           12,386
              15,000  Husky Oil Ltd.
                        6.875% due 11/15/03........................           14,976
              17,285  Northern Border Pipeline
                        7.75% due 09/01/09.........................           17,461
                                                                     ---------------
                                                                              44,823
                                                                     ---------------
                      FINANCIAL SERVICES -- 6.9%
              40,000  ACE INA Holdings
                        8.30% due 08/15/06.........................           42,590
              30,000  Allmerica Financial Corp.
                        7.625% due 10/15/25........................           27,488
              24,000  Allstate Corp. (The)
                        6.75% due 06/15/03.........................           24,266
              12,035  American Express Co.
                        6.875% due 11/01/05........................           12,342
              26,485  Amerus Life Holdings
                        6.95% due 06/15/05.........................           25,601
              21,670  Amvescap PLC
                        6.60% due 05/15/05.........................           21,477
              30,000  Apache Finance Property Ltd.
                        7.00% due 03/15/09.........................           30,677
              25,000  Associates Corp. of North America
                        6.00% due 07/15/05.........................           24,553
              15,000  Associates Corp. of North America
                        6.50% due 10/15/02.........................           15,104
              10,000  Bank of Boston Corp.
                        6.625% due 02/01/04........................           10,026
              40,000  Bank One Corp.
                        6.875% due 08/01/06........................           39,957
              20,000  BankAmerica Corp.
                        5.875% due 02/15/09........................           18,502
              14,825  Banponce Corp.
                        6.75% due 12/15/05.........................           14,527
     PRINCIPAL                                                           MARKET
       AMOUNT                                                             VALUE
--------------------                                                 ---------------

             FINANCIAL SERVICES -- (CONTINUED)

     PRINCIPAL                                                           MARKET
       AMOUNT                                                             VALUE
--------------------                                                 ---------------
$             15,000  Bayerische Landesbank Girozentrale (NY)
                        5.625% due 02/26/09........................  $        14,980
              25,000  Bayerische Landesbank Girozentrale (NY)
                        5.65% due 02/01/09.........................           23,329
              10,000  Chase Manhattan Corp. (The)
                        8.50% due 02/15/02.........................           10,227
              15,740  CIGNA Corp.
                        7.40% due 05/15/07.........................           15,907
              30,000  Cincinnati Financial Corp.
                        6.90% due 05/15/28.........................           26,634
              20,000  CIT Group Holdings
                        6.75% due 05/14/01.........................           20,032
              20,000  Citicorp
                        5.625% due 02/15/01........................           19,979
              10,000  Citigroup, Inc.
                        6.25% due 12/01/05.........................           10,010
              24,000  Credit National
                        7.00% due 12/30/99.........................           24,231
              30,000  Equitable Life Cos., Inc.
                        7.00% due 04/01/28.........................           28,237
              10,000  Fairfax Financial Holdings
                        7.75% due 12/15/03.........................            9,372
              13,685  First Union National Bank
                        5.80% due 12/01/08.........................           12,492
             S27,000  Jackson National Life Insurance
                        8.15% due 03/15/27.........................           26,841
              36,745  Key Bank N.A.
                        5.80% due 04/01/04.........................           35,844
              11,400  Liberty Financial Co.
                        6.75% due 11/15/08.........................           10,812
             S30,000  Liberty Mutual Insurance
                        8.20% due 05/04/07.........................           31,022
             S10,000  Lumbermens Mutual Casualty
                        9.15% due 07/01/26.........................            8,689
             S30,000  New England Mutual Life Insurance
                        7.875% due 02/15/24........................           30,322
              39,989  Postal Square L.P.
                        8.95% due 06/15/22.........................           48,738
              27,600  Torchmark Corp.
                        8.25% due 08/15/09.........................           29,231
              30,000  Toyota Motor Credit Corp.
                        5.50% due 12/15/08.........................           28,208
              25,000  Transamerica Financial
                        6.125% due 11/01/01........................           24,962
              10,000  Travelers Property & Casualty
                        6.75% due 04/15/01.........................           10,004
              43,000  TXU Eastern Funding Co.
                        6.45% due 05/15/05.........................           41,879
             S40,000  USAA Capital Corp.
                        6.90% due 11/01/02.........................           40,528
              50,000  Wells Fargo & Co.
                        6.50% due 09/03/02.........................           50,332
                                                                     ---------------
                                                                             939,952
                                                                     ---------------

______________________________________ 53 ______________________________________

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 2000
 (000'S OMITTED)

     PRINCIPAL                                                           MARKET
       AMOUNT                                                             VALUE
--------------------                                                 ---------------

CORPORATE NOTES -- (CONTINUED)

     PRINCIPAL                                                           MARKET
       AMOUNT                                                             VALUE
--------------------                                                 ---------------
                      FOOD, BEVERAGE & TOBACCO -- 0.4%
$             30,000  Coca-Cola Enterprises, Inc.
                        6.75% due 09/15/28.........................  $        28,564
              35,000  Whitman Corp.
                        6.375% due 05/01/09........................           32,650
                                                                     ---------------
                                                                              61,214
                                                                     ---------------
                      FOREST & PAPER PRODUCTS -- 0.2%
              25,000  Boise Cascade Office
                        7.05% due 05/15/05.........................           23,705
                                                                     ---------------
                      HEALTH SERVICES -- 0.2%
              29,000  United Healthcare Corp.
                        6.60% due 12/01/03.........................           28,820
                                                                     ---------------
                      MACHINERY -- 0.2%
              25,000  Parker Hannifin Corp.
                        5.65% due 09/15/03.........................           24,636
                                                                     ---------------
                      MEDIA & ENTERTAINMENT -- 0.4%
              30,000  Rockwell International Corp.
                        6.70% due 01/15/28.........................           26,235
              19,420  Scripps (E.W) Co. (The)
                        6.375% due 10/15/02........................           19,545
              10,400  Times Mirror Co.
                        7.50% due 07/01/23.........................           10,350
                                                                     ---------------
                                                                              56,130
                                                                     ---------------
                      MEDICAL INSTRUMENTS &
                      SUPPLIES -- 0.1%
              22,000  Becton, Dickinson & Co.
                        6.70% due 08/01/28.........................           19,995
                                                                     ---------------
                      METALS, MINERALS &
                      MINING -- 0.2%
              30,000  Alcan Aluminum Ltd.
                        7.25% due 11/01/28.........................           28,278
                                                                     ---------------
                      REAL ESTATE -- 0.1%
              20,000  Liberty Property Trust (REIT)
                        7.25% due 08/15/07.........................           19,684
                                                                     ---------------
                      RETAIL -- 1.2%
              40,000  Albertson's, Inc.
                        6.55% due 08/01/04.........................           39,222
              20,200  Dayton Hudson Corp.
                        5.875% due 11/01/08........................           18,996
              50,000  Home Depot, Inc. (The)
                        6.50% due 09/15/04.........................           50,744
              50,000  Wal-Mart Stores, Inc.
                        6.875% due 08/10/09........................           52,245
                                                                     ---------------
                                                                             161,207
                                                                     ---------------
                      SOFTWARE & SERVICES -- 0.2%
              25,000  Computer Associates International, Inc.
                        6.50% due 04/15/08.........................           21,908
                                                                     ---------------
                      TRANSPORTATION -- 1.3%
              22,380  Continental Airlines
                        6.90% due 01/02/18.........................           22,292
     PRINCIPAL                                                           MARKET
       AMOUNT                                                             VALUE
--------------------                                                 ---------------

             TRANSPORTATION -- (CONTINUED)

     PRINCIPAL                                                           MARKET
       AMOUNT                                                             VALUE
--------------------                                                 ---------------
$             30,000  DaimlerChrysler North America Holding Corp.
                        7.125% due 04/10/03........................  $        30,066
              30,000  DaimlerChrysler North America Holding Corp.
                        7.75% due 05/27/03.........................           30,377
             +20,000  Dana Corp.
                        6.25% due 03/01/04.........................           15,694
              35,000  Ford Motor Co.
                        6.625% due 10/01/28........................           29,626
              35,000  General Motors Corp.
                        6.75% due 05/01/28.........................           30,673
              13,135  Honeywell International, Inc.
                        6.60% due 04/15/01.........................           13,128
                                                                     ---------------
                                                                             171,856
                                                                     ---------------
                      UTILITIES -- 1.2%
              45,000  Alabama Power Co.
                        7.125% due 08/15/04........................           45,921
              21,350  Duke Energy Corp.
                        6.00% due 12/01/28.........................           17,820
              15,000  Hydro-Quebec
                        7.375% due 02/01/03........................           15,397
              40,000  Kansas City Power & Light Co.
                        7.125% due 12/15/05........................           40,375
              11,000  Pacific Gas & Electric
                        7.875% due 03/01/02........................           10,121
              10,000  Southern California Gas Co.
                        5.75% due 11/15/03.........................            9,921
              20,000  Williams Cos., Inc. (The)
                        6.50% due 11/15/02.........................           19,984
                                                                     ---------------
                                                                             159,539
                                                                     ---------------
                      Total corporate notes........................  $     2,264,207
                                                                     ===============
FOREIGN GOVERNMENT AGENCIES -- 0.1%
             S20,000  Santiago Air
                        6.95% due 07/01/12.........................  $        19,071
                                                                     ---------------
                      Total foreign government agencies............  $        19,071
                                                                     ===============
FOREIGN GOVERNMENT BONDS -- 0.1%
              12,000  City of Naples Italy
                        7.52% due 07/15/06.........................  $        12,315
                                                                     ---------------
                      Total foreign government bonds...............  $        12,315
                                                                     ===============
MUNICIPAL BONDS -- 0.1%
               7,000  Miami Beach, Florida
                        8.80% due 12/01/15.........................  $         7,473
               9,290  Mount Sinai School of Medicine NY
                        6.00% due 07/01/03.........................            9,290
                                                                     ---------------
                      Total municipal bonds........................  $        16,763
                                                                     ===============
U.S. TREASURIES & FEDERAL AGENCIES -- 17.4%
                      FEDERAL HOME LOAN MORTGAGE ASSOCIATION --
                      0.4%
              49,947  7.144% due 10/01/10..........................  $        52,382
                                                                     ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 54 ______________________________________

     PRINCIPAL                                                           MARKET
       AMOUNT                                                             VALUE
--------------------                                                 ---------------

U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)

     PRINCIPAL                                                           MARKET
       AMOUNT                                                             VALUE
--------------------                                                 ---------------
                      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION --
                      4.0%
$            234,526  6.00% due 06/15/24 - 08/15/29................  $       227,726
             162,373  6.50% due 03/15/26 - 08/15/29................          160,643
              66,463  7.00% due 11/15/23 - 11/15/24................           66,983
              96,984  8.00% due 09/15/26 - 08/15/30................           99,427
                 700  9.00% due 06/20/16 - 07/20/16................              730
                                                                     ---------------
                                                                             555,509
                                                                     ---------------
                      U.S. GOVERNMENT AGENCIES -- 0.4%
              50,000  Tennessee Valley Authority
                        6.00% due 03/15/13.........................           49,509
                                                                     ---------------
                      U.S. TREASURY BONDS -- 11.9%
            +350,000  5.75% due 10/31/02 - 04/30/03................          354,121
            +100,000  5.875% due 11/15/05..........................          103,392
            +200,000  6.00% due 08/15/09...........................          211,097
            +500,000  6.25% due 08/15/23...........................          540,732
            +200,000  6.375% due 08/15/02..........................          203,440
            +100,000  6.50% due 08/15/05...........................          105,737
            +100,000  7.25% due 08/15/04...........................          106,889
                                                                     ---------------
                                                                           1,625,408
                                                                     ---------------
                      U.S. TREASURY NOTES -- 0.7%
            +100,000  5.50% due 05/15/09...........................          102,085
                                                                     ---------------
                      Total U.S. treasuries & federal agencies.....  $     2,384,893
                                                                     ===============
SHORT-TERM SECURITIES -- 2.0%
                      REPURCHASE AGREEMENT
             276,607  Joint Repurchase Agreement (See Note 2(d))
                        6.002% due 01/02/01........................  $       276,607
                                                                     ---------------
                      Total short-term securities..................  $       276,607
                                                                     ===============


                                                     MARKET
                                                     VALUE
                                                 --------------
DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities (cost
 $42,834)...............................    0.3% $       42,695
Total commercial mortgage-backed
 securities (cost $71,045)..............    0.5          73,600
Total common stocks (cost $6,486,852)...   59.6       8,158,764
Total corporate notes (cost
 $2,329,832)............................   16.5       2,264,207
Total foreign government agencies
 (cost $19,989).........................    0.1          19,071
Total foreign government bonds (cost
 $12,000)...............................    0.1          12,315
Total municipal bonds (cost $16,533)....    0.1          16,763
Total U.S. treasuries & federal agencies
 (cost $2,311,930)......................   17.4       2,384,893
Total short-term securities (cost
 $276,607)..............................    2.0         276,607
                                          -----  --------------
Total investment in securities
 (total cost $11,567,622)...............   96.6      13,248,915
Cash, receivables and other assets......    3.4         441,209
Securities lending collateral (See
 Note 2(i)).............................   12.3       1,686,995
Payable for Fund shares redeemed........   (0.0)         (6,988)
Securities lending collateral payable to
 brokers (See Note 2(i))................  (12.3)     (1,686,995)
Other liabilities.......................   (0.0)           (382)
                                          -----  --------------
Net assets..............................  100.0% $   13,682,754
                                          =====  ==============

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 7,000,000 shares authorized; 5,134,223 shares
 outstanding......................................  $      513,422
Capital surplus...................................      10,589,796
Accumulated undistributed net investment income...         261,292
Accumulated undistributed net realized gain on
 investments......................................         636,951
Unrealized appreciation of investments............       1,681,293
                                                    --------------
Net assets........................................  $   13,682,754
                                                    ==============

Class IA
Net asset value per share
 ($13,430,507  DIVIDED BY 5,039,485 shares
 outstanding) (6,500,000 shares authorized).......    $2.67
                                                      =====
Class IB
Net asset value per share ($252,247  DIVIDED BY
 94,738 shares outstanding) (500,000 shares
 authorized)......................................    $2.66
                                                      =====

  *  Non-income producing during the period
  S Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the market value of these securities amounted to $199,168 or 1.5% of net assets.
  +  All or a portion of this security was on loan as of December 31, 2000 (See
     Note 2(i)).

______________________________________ 55 ______________________________________

 HARTFORD HIGH YIELD HLS FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
 (000'S OMITTED)

 PRINCIPAL                                                MARKET
   AMOUNT                                                  VALUE
------------                                            -----------
CORPORATE NOTES -- 71.2%
              APPAREL & TEXTILE -- 0.3%
$        266  Levi Strauss & Co.
                7.00% due 11/01/06....................  $       209
                                                        -----------
              CHEMICALS -- 3.0%
         225  ARCO Chemical Co.
                9.80% due 02/01/20....................          213
    EUR S450  CP Kelko APS Capital Corp.
                11.875% due 09/15/10..................          389
         450  Equistar Chemcals L.P.
                8.50% due 02/15/04....................          417
         150  General Chemical Industrial
               Products, Inc.
                10.625% due 05/01/09..................           50
         +60  Georgia Gulf Corp.
                10.375% due 11/01/07..................           56
        S500  Huntsman Corp.
                9.50% due 07/01/07....................          300
         210  Huntsman ICI Chemicals LLC
                10.125% due 07/01/09..................          204
         425  Lyondell Chemical Co.
                9.625% due 05/01/07...................          412
                                                        -----------
                                                              2,041
                                                        -----------
              COMMUNICATIONS -- 13.7%
         300  Asia Global Crossing Ltd.
                13.375% due 10/15/10..................          259
        +300  Centennial Communications
                10.75% due 12/15/08...................          282
         300  Focal Communications CP
                11.875% due 01/15/10..................          204
         108  Global Crossing Holdings Ltd.
                9.50% due 11/15/09....................          102
        +800  Global Crossing Holdings Ltd.
                9.625% due 05/15/08...................          752
         600  ICG Services, Inc.
                0.00% due 05/01/08....................           48
         600  Level 3 Communications
                0.00% due 03/15/10....................          279
   EUR 1,175  Level 3 Communications
                11.25% due 03/15/10...................          938
        +100  McLeodUSA, Inc.
                8.125% due 02/15/09...................           86
        +100  McLeodUSA, Inc.
                9.25% due 07/15/07....................           92
         100  McLeodUSA, Inc.
                9.50% due 11/01/08....................          364
        +450  Metromedia Fiber Network, Inc.
                10.00% due 11/15/08...................          374
       1,200  NEXTEL Communications, Inc.
                9.375% due 11/15/09...................        1,119
      +1,050  NEXTLINK Communications, Inc.
                10.75% due 11/15/08...................          866
        +150  NEXTLINK Communications, Inc.
                12.50% due 04/15/06...................          135
        S300  NTL Communications Corp.
                11.875% due 10/01/10..................          267
         850  Primus Telecommunications Group, Inc.
                11.25% due 01/15/09...................          230
 PRINCIPAL                                                MARKET
   AMOUNT                                                  VALUE
------------                                            -----------

            COMMUNICATIONS -- (CONTINUED)

 PRINCIPAL                                                MARKET
   AMOUNT                                                  VALUE
------------                                            -----------
$        650  RCN Corp.
                10.125% due 01/15/10..................  $       332
         250  Rhythms Netconnections, Inc.
                14.00% due 02/15/10...................           58
        +300  Spectrasite Holdings, Inc.
                10.75% due 03/15/10...................          278
         150  Telecorp PCS, Inc.
                10.625% due 07/15/10..................          152
         590  Time Warner Telecom, Inc.
                9.75% due 07/15/08....................          543
       1,795  Williams Communications Group, Inc.
                10.875% due 10/01/09..................        1,323
         450  Winstar Communications, Inc.
                12.75% due 04/15/10...................          297
                                                        -----------
                                                              9,380
                                                        -----------
              CONSTRUCTION -- 2.1%
        +150  Del Webb Corp.
                9.375% due 05/01/09...................          126
         350  Kaufman & Broad Home Corp.
                7.750% due 10/15/04...................          327
         250  Kaufman & Broad Home Corp.
                9.625% due 11/15/06...................          242
         100  MDC Holdings, Inc.
                8.375% due 02/01/08...................           91
         150  Newport News Shipbuilding, Inc.
                8.625% due 12/01/06...................          151
         300  Newport News Shipbuilding, Inc.
                9.25% due 12/01/06....................          305
         125  Toll Corp.
                7.75% due 09/15/07....................          117
         100  Toll Corp.
                8.75% due 11/15/06....................           98
                                                        -----------
                                                              1,457
                                                        -----------
              CONSUMER DURABLES -- 0.8%
         325  HMH Properties, Inc.
                8.45% due 12/01/08....................          315
         550  Owens-Illinois, Inc.
                7.80% due 05/15/18....................          253
                                                        -----------
                                                                568
                                                        -----------
              CONSUMER NON-DURABLES -- 1.5%
         700  American Standard Co., Inc.
                7.375% due 02/01/08...................          658
        +710  Polaroid Corp.
                11.50% due 02/15/06...................          391
                                                        -----------
                                                              1,049
                                                        -----------
              CONSUMER SERVICES -- 1.3%
        +800  Service Corp. International
                6.50% due 03/15/08....................          416
         400  Service Corp. International
                7.875% due 02/01/13...................          210
         250  Six Flags Entertainment Corp.
                8.875% due 04/01/06...................          235
                                                        -----------
                                                                861
                                                        -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 56 ______________________________________

 PRINCIPAL                                                MARKET
   AMOUNT                                                  VALUE
------------                                            -----------

CORPORATE NOTES -- (CONTINUED)

 PRINCIPAL                                                MARKET
   AMOUNT                                                  VALUE
------------                                            -----------
              DRUGS -- 1.1%
$        800  Watson Pharmaseuticals, Inc.
                7.125% due 05/15/08...................  $       749
                                                        -----------
              ELECTRONICS -- 0.5%
         550  Condor Systems, Inc.
                11.875% due 05/01/09..................          362
                                                        -----------
              ENERGY & SERVICES -- 8.6%
         200  Belco Oil & Gas Corp.
                8.875% due 09/15/07...................          187
         125  Clark Refining & Marketing, Inc.
                8.625% due 08/15/08...................           94
         200  CODA Energy, Inc.
                10.50% due 04/01/06...................          201
          75  Cross Timbers Oil Co.
                8.75% due 11/01/09....................           76
         100  Newpark Resources, Inc.
                8.625% due 12/15/07...................           93
         103  Nuevo Energy Co.
                9.50% due 06/01/08....................          104
         300  P&L Coal Holdings Corp.
                9.625% due 05/15/08...................          299
         550  Pioneer Natural Resources Co.
                6.50% due 01/15/08....................          494
        S550  Plains Resources, Inc.
                10.25% due 03/15/06...................          550
         850  Pogo Producing Co.
                10.375% due 02/15/09..................          884
         150  R&B Falcon Corp.
                6.50% due 04/15/03....................          143
         100  R&B Falcon Corp.
                7.375% due 04/15/18...................           91
         550  R&B Falcon Corp.
                11.375% due 03/15/09..................          635
         525  Seagull Energy Corp.
                7.50% due 09/15/27....................          461
         300  Snyder Oli Corp.
                8.75% due 06/15/07....................          311
         675  Tesoro Petroleum Corp.
                9.00% due 07/01/08....................          648
         400  Tuboscope, Inc.
                7.50% due 02/15/08....................          370
         100  Vintage Petroleum, Inc.
                9.00% due 12/15/05....................          102
         125  Vintage Petroleum, Inc.
                9.75% due 06/30/09....................          133
                                                        -----------
                                                              5,876
                                                        -----------
              FINANCIAL SERVICES -- 2.1%
       1,180  Conseco, Inc.
                6.80% due 06/15/05....................          743
         250  Golden State Holdings, Inc.
                6.75% due 08/01/01....................          248
         150  Golden State Holdings, Inc.
                7.125% due 08/01/05...................          141
         150  Interpool, Inc.
                7.350% due 08/01/07...................          113
 PRINCIPAL                                                MARKET
   AMOUNT                                                  VALUE
------------                                            -----------

            FINANCIAL SERVICES -- (CONTINUED)

 PRINCIPAL                                                MARKET
   AMOUNT                                                  VALUE
------------                                            -----------
$        150  Rogers Cantel, Inc.
                9.375% due 06/01/08...................  $       155
          50  Rogers Cantel, Inc.
                9.75% due 06/01/08....................           53
                                                        -----------
                                                              1,453
                                                        -----------
              FOOD, BEVERAGE & TOBACCO -- 1.9%
         600  Canandaigua Brands, Inc.
                8.50% due 03/01/09....................          587
         575  ConAgra, Inc.
                9.75% due 03/01/21....................          702
                                                        -----------
                                                              1,289
                                                        -----------
              FOREST & PAPER PRODUCTS -- 2.0%
         500  Boise Cascade Corp.
                7.35% due 02/01/16....................          407
         175  Container Corp. of America
                11.25% due 05/01/04...................          175
         600  Georgia-Pacific Corp.
                7.75% due 11/15/29....................          478
         150  Stone Container Corp.
                10.75% due 10/01/02...................          152
         125  Stone Container Corp.
                12.58% due 08/01/16...................          128
                                                        -----------
                                                              1,340
                                                        -----------
              HEALTH SERVICES -- 11.3%
         200  Columbia/HCA Healthcare Corp.
                6.91% due 06/15/05....................          193
         400  Columbia/HCA Healthcare Corp.
                7.05% due 12/01/27....................          322
         530  Columbia/HCA Healthcare Corp.
                7.50% due 11/15/95....................          439
         150  Columbia/HCA Healthcare Corp.
                9.00% due 12/15/14....................          156
         345  HEALTH SOUTH Corp.
                3.25% due 04/01/03....................          309
         530  HEALTH SOUTH Corp.
                6.875% due 06/15/05...................          500
         460  HEALTH SOUTH Corp.
                7.00% due 06/15/08....................          421
       1,000  IASIS Helathcare Corp.
                13.00% due 10/15/09...................          910
         700  Manor Care, Inc.
                7.50% due 06/15/06....................          619
         550  Owens & Minor, Inc.
                10.875% due 06/01/06..................          572
         960  Quorum Health Group, Inc.
                8.75% due 11/01/05....................          967
         200  Tenet Healthcare Corp.
                7.625% due 06/01/08...................          197
         855  Tenet Healthcare Corp.
                8.00% due 01/15/05....................          866
         100  Tenet Healthcare Corp.
                8.625% due 12/01/03...................          102
         600  Triad Hospitals Holdings, Inc.
                11.00% due 05/15/09...................          634

______________________________________ 57 ______________________________________

 HARTFORD HIGH YIELD HLS FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 2000
 (000'S OMITTED)

 PRINCIPAL                                                MARKET
   AMOUNT                                                  VALUE
------------                                            -----------

CORPORATE NOTES -- (CONTINUED)
            HEALTH SERVICES -- (CONTINUED)

 PRINCIPAL                                                MARKET
   AMOUNT                                                  VALUE
------------                                            -----------
$        500  Universal Health Services, Inc.
                8.75% due 08/15/05....................  $       505
                                                        -----------
                                                              7,712
                                                        -----------
              HOTELS & GAMING -- 0.9%
         200  MGM Grand, Inc.
                6.875% due 02/06/08...................          187
         400  Park Place Entertainment
                9.375% due 02/15/07...................          412
          50  Starwood Hotels & Resorts
               Worldwide, Inc.
                6.75% due 11/15/05....................           49
                                                        -----------
                                                                648
                                                        -----------
              MACHINERY -- 0.0%
         955  Grove Holdings LLC
                0.00% due 05/01/09....................           10
                                                        -----------
              MEDIA & ENTERTAINMENT -- 8.2%
         325  Adelphia Business Solutions, Inc.
                12.00% due 11/01/07...................          124
         400  Adelphia Communications Corp.
                8.875% due 01/15/07...................          349
         200  Cablevision Systems Corp.
                8.125% due 08/15/09...................          204
         800  Charter Communications Holdings LLC
                8.625% due 04/01/09...................          726
         300  Comcast Corp.
                10.250% due 10/15/01..................          307
         350  CSC Holdings, Inc.
                7.625% due 07/15/18...................          319
         400  CSC Holdings, Inc.
                8.125% due 07/15/09...................          408
          25  CSC Holdings, Inc.
                9.25% due 11/01/05....................           26
         500  Echostar DBS Corp.
                9.375% due 02/01/09...................          485
         500  Fox Kids Worldwide, Inc.
                9.25% due 11/01/07....................          493
         600  Hollinger International
               Publishing, Inc.
                9.25% due 02/01/06....................          600
         850  Liberty Media Group
                8.25% due 02/01/30....................          775
         350  PRIMEDIA, Inc.
                7.625% due 04/01/08...................          322
         250  PRIMEDIA, Inc.
                10.25% due 06/01/04...................          250
         225  World Color Press, Inc.
                7.75% due 02/15/09....................          220
                                                        -----------
                                                              5,608
                                                        -----------
              METALS, MINERALS & MINING -- 0.7%
          50  AK Steel Corp.
                7.875% due 02/15/09...................           44
         300  Bethlehem Steel Corp.
                7.625% due 08/01/04...................          233
         475  Crown Cork & Seal Co.
                7.375% due 12/15/26...................          200
 PRINCIPAL                                                MARKET
   AMOUNT                                                  VALUE
------------                                            -----------

            METALS, MINERALS & MINING -- (CONTINUED)

 PRINCIPAL                                                MARKET
   AMOUNT                                                  VALUE
------------                                            -----------
$        420  LTV Corp.
                11.75% due 11/15/09...................  $         8
                                                        -----------
                                                                485
                                                        -----------
              REAL ESTATE -- 0.1%
         100  Trizec Finance Ltd.
                10.875% due 10/15/05..................          100
                                                        -----------
              RESEARCH & TESTING FACILITIES -- 1.4%
         975  Sequa Corp.
                9.00% due 08/01/09....................          968
                                                        -----------
              RUBBER & PLASTICS PRODUCTS -- 0.5%
         600  Goodyear Tire & Rubber Co. (The)
                7.00% due 03/15/28....................          356
                                                        -----------
              SOFTWARE & SERVICES -- 0.2%
         450  PSINet, Inc.
                10.00% due 02/15/05...................          117
                                                        -----------
              TRANSPORTATION -- 1.2%
         750  Teekay Shipping Corp.
                8.32% due 02/01/08....................          720
         100  United Air Lines, Inc.
                9.125% due 01/15/12...................          101
                                                        -----------
                                                                821
                                                        -----------
              UTILITIES -- 7.8%
         660  AES Corp. (The)
                9.50% due 06/01/09....................          683
         100  AES Corp. (The)
                10.25% due 07/15/06...................          103
         600  Allied Waste North American, Inc.
                7.875% due 01/01/09...................          557
        +300  Allied Waste North American, Inc.
                10.00% due 08/01/09...................          283
         375  Browning-Ferris Industries, Inc.
                7.40% due 09/15/35....................          285
         100  CMS Energy Corp.
                7.50% due 01/15/09....................           92
         250  CMS Energy Corp.
                7.625% due 11/15/04...................          240
         330  CMS Energy Corp.
                6.75% due 01/15/04....................          312
         170  CMS Energy Corp.
                9.875% due 10/15/07...................          177
         500  Cogentrix Energy, Inc.
                8.75% due 10/15/08....................          510
         125  El Paso Electric Co.
                9.40% due 05/01/11....................          137
         145  Kansas Gas & Electric Co.
                7.60% due 12/15/03....................          143
         850  Pacific Gas & Electric Co.
                6.75% due 10/01/23....................          680
         250  Waste Management, Inc.
                6.875% due 05/15/09...................          235
       1,000  Western Resources, Inc.
                7.65% due 04/15/23....................          902
                                                        -----------
                                                              5,339
                                                        -----------
              Total corporate notes...................  $    48,798
                                                        ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 58 ______________________________________

 PRINCIPAL                                                MARKET
   AMOUNT                                                  VALUE
------------                                            -----------
FOREIGN/YANKEE BONDS & NOTES -- 13.3%
              FOREIGN CORPORATIONS -- 11.3%
$        600  British Sky Broadcasting Group
                8.20% due 07/15/09....................  $       568
       1,050  British Telecommunications PLC
                8.625% due 12/15/30...................        1,051
         300  Domtar, Inc.
                8.75% due 08/01/06....................          322
   EUR   600  Flowerserve Finance BV
                12.25% due 08/15/10...................          569
         100  Gulf Canada Resources Ltd.
                9.625% due 07/01/05...................          103
          50  Gulf Canada Resources Ltd.
                8.375% due 11/15/05...................           51
        +900  Inco Ltd.
                9.60% due 06/15/22....................          893
   EUR   585  Kappa Beheer BV
                10.625% due 07/15/09..................          561
         675  Petroleos Mexicanos
                9.50% due 09/15/27....................          695
         100  Placer Dome, Inc.
                7.125% due 06/15/07...................           95
         550  Rogers Cablesystems, Inc.
                10.00% due 12/01/07...................          578
         243  Rogers Cablesystems, Inc.
                10.125% due 09/01/12..................          255
         360  Telewest Communications PLC
                11.00% due 10/01/07...................          313
         950  Telewest Communications PLC
                11.25% due 11/01/08...................          848
         250  Tembec Industries, Inc.
                8.625% due 06/30/09...................          248
         550  United Mexican States
                9.875% due 02/01/10...................          590
                                                        -----------
                                                              7,740
                                                        -----------
              FOREIGN GOVERNMENTS -- 2.0%
   AUD 1,000  Australian Government
                12.00% due 11/15/01...................          587
         500  Republic of Brazil
                12.75% due 01/15/20...................          489
         250  Republic of Colombia
                8.375% due 02/15/27...................          164
        S290  Republic of Ecuador
                4.00% 08/15/30........................          110
   SD    S17  Republic of Ecuador
                12.00% due 11/15/12...................           11
                                                        -----------
                                                              1,361
                                                        -----------
              Total foreign/yankee bonds & notes......  $     9,101
                                                        ===========
   SHARES
------------
PREFERRED STOCKS -- 2.0%
              ENERGY & SERVICES -- 1.1%
          32  Coastal Finance Corp....................  $       780
                                                        -----------
              METALS, MINERALS & MINING -- 0.9%
          29  Rio Algom, Ltd..........................          602
                                                        -----------
              Total preferred stocks..................  $     1,382
                                                        ===========

 PRINCIPAL                                                MARKET
   AMOUNT                                                  VALUE
------------                                            -----------
U.S. TREASURIES & FEDERAL AGENCIES -- 3.2%
$      2,157  U.S. TREASURY INFLATION-INDEXED
               SECURITIES -- 3.2%
                3.625% due 07/15/02...................  $     2,176
                                                        -----------
              Total U.S. treasuries & federal
              agenices................................  $     2,176
                                                        ===========
SHORT-TERM SECURITIES -- 10.3%
              REPURCHASE AGREEMENT
       7,043  Joint Repurchase Agreement (See
               Note 2(d))
                6.00% due 01/02/01....................  $     7,043
                                                        -----------
              Total short-term securities.............  $     7,043
                                                        ===========


DIVERSIFICATION OF NET ASSETS:
Total corporate notes (cost $52,129)........   71.2% $   48,798
Total foreign/yankee bonds & notes
 (cost $9,323)..............................   13.3       9,101
Total preferred stocks (cost $1,264)........    2.0       1,382
Total U.S. treasuries & federal agencies
 (cost $2,170)..............................    3.2       2,176
Total short-term securities
 (cost $7,043)..............................   10.3       7,043
                                              -----  ----------
Total investment in securities
 (total cost $71,929).......................  100.0      68,500
Cash, receivables and other assets..........    3.0       2,099
Securities lending collateral (See
 Note 2(i)).................................    5.4       3,721
Payable for securities purchased............   (3.0)     (1,989)
Payable for dividends.......................   (0.0)         (8)
Securities lending collateral payable to
 brokers (See Note 2(i))....................   (5.4)     (3,721)
Other liabilities...........................   (0.0)         (1)
                                              -----  ----------
Net assets..................................  100.0% $   68,601
                                              =====  ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share; 800,000
 shares authorized; 73,030 shares outstanding.......  $       73
Capital surplus.....................................      74,391
Accumulated undistributed net investment income.....          79
Distribution in excess of net realized gain on
 investments........................................      (2,521)
Unrealized depreciation of investments..............      (3,429)
Unrealized depreciation of other assets and
 liabilities in foreign currencies..................           8
                                                      ----------
Net assets..........................................  $   68,601
                                                      ==========

Class IA
Net asset value per share ($66,104  DIVIDED BY 70,368
 shares outstanding) (600,000 shares authorized)..........    $0.94
                                                              =====
Class IB
Net asset value per share ($2,497  DIVIDED BY 2,662 shares
 outstanding) (200,000 shares authorized).................    $0.94
                                                              =====

  S Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the market value of these securities amounted to $1,627 or 2.4% of net assets.
  +  All or a portion of this security was on loan as of December 31, 2000 (See
     Note 2(i)).

______________________________________ 59 ______________________________________

 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
 (000'S OMITTED)

PRINCIPAL                                               MARKET
  AMOUNT                                                VALUE
----------                                            ----------
ASSET-BACKED SECURITIES -- 0.1%
$      819  California Infrastructure Southern
             California Co., Series 1997-1,
             Class A3
              6.17% due 03/25/03....................  $      818
                                                      ----------
            Total asset-backed securities...........  $      818
                                                      ==========
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.0%
    11,400  Chemical Master Credit Card Trust,
             Series 1996-1, Class A
              5.55% due 09/15/03....................  $   11,395
     7,600  Comed Transitional Funding Trust,
             Series 1998-1, Class A5
              5.44% due 03/25/07....................       7,452
     2,184  NorthWest Airlines Trust, Series C
              11.30% due 06/21/14...................       2,535
                                                      ----------
            Total collateralized mortgage
            obligations.............................  $   21,382
                                                      ==========
CORPORATE NOTES -- 25.2%
            CHEMICALS -- 0.6%
     5,700  du Pont (E.I.) de Nemours & Co.
              6.75% due 09/01/07....................  $    5,838
                                                      ----------
            COMMUNICATIONS -- 0.6%
     1,000  Lucent Technologies, Inc.
              5.50% due 11/15/08....................         795
     2,510  Lucent Technologies, Inc.
              6.50% due 01/15/28....................       1,727
     5,000  William Communications Group, Inc.
              10.875% due 10/01/09..................       3,725
                                                      ----------
                                                           6,247
                                                      ----------
            CONSUMER NON-DURABLES -- 0.1%
     1,000  Tosco Corp.
              8.125% due 02/15/30...................       1,077
                                                      ----------
            EDUCATION -- 0.6%
     3,200  Massachusetts Institute of Technology
              7.25% due 11/02/2096..................       3,204
     3,500  Yale University
              7.375% due 04/15/2096.................       3,519
                                                      ----------
                                                           6,723
                                                      ----------
            ENERGY & SERVICES -- 6.2%
     8,250  Amoco Co.
              6.00% due 06/09/08....................       8,103
     1,500  Chesapeake & Potomac Telephone Co.
              8.30% due 08/01/31....................       1,605
     3,600  CMS Panhandle Holding Co.
              6.125% due 03/15/04...................       3,465
     5,000  Lasmo (USA), Inc.
              7.125% due 06/01/03...................       5,076
     6,500  Noble Drilling Corp.
              7.50% due 03/15/19....................       6,389
     6,800  Occidental Petroleum Corp.
              7.375% due 11/15/08...................       6,985
     3,500  Ocean Energy, Inc.
              7.625% due 07/01/05...................       3,408
     1,000  Pioneer Natural Resources Co.
              6.50% due 01/15/08....................         898
PRINCIPAL                                               MARKET
  AMOUNT                                                VALUE
----------                                            ----------

CORPORATE NOTES -- (CONTINUED)
            ENERGY & SERVICES -- (CONTINUED)

PRINCIPAL                                               MARKET
  AMOUNT                                                VALUE
----------                                            ----------
$    5,650  Pioneer Natural Resources Co.
              7.20% due 01/15/28....................  $    4,503
     1,975  R&B Falcon Corp.
              6.75% due 04/15/05....................       1,857
     2,000  R&B Falcon Corp.
              7.375% due 04/15/18...................       1,820
     2,500  R&B Falcon Corp.
              11.375% due 03/15/09..................       2,888
     9,511  Seagull Energy Corp.
              7.50% due 09/15/27....................       8,345
     1,000  Tesoro Petroleum Corp.
              9.00% due 07/01/08....................         960
     2,850  Tuboscope, Inc.
              7.50% due 02/15/08....................       2,633
     2,500  Union Oil Co. of California
              9.375% due 02/15/11...................       2,956
     4,500  Vaster Resources, Inc.
              6.50% due 04/01/09....................       4,521
                                                      ----------
                                                          66,412
                                                      ----------
            FINANCIAL SERVICES -- 4.0%
     2,350  Federal Home Loan Bank
              7.668% due 02/20/07...................       2,216
     5,000  Ford Motor Credit Co.
              7.375% due 10/28/09...................       4,995
     2,500  Ford Motor Credit Co.
              7.875% due 06/15/10...................       2,576
     3,800  General Motors Acceptance Corp.
              6.858% due 08/18/03...................       3,790
     4,850  Golden State Holdings, Inc.
              6.75% due 08/01/01....................       4,815
     7,900  Inter-American Development Bank
              8.875% due 06/01/09...................       9,371
       500  Interpool, Inc.
              7.20% due 08/01/07....................         375
    S9,900  NI Source Finance Corp.
              7.875% due 11/15/10...................      10,400
     4,300  Trenwick Group, Inc.
              6.70% due 04/01/03....................       4,168
                                                      ----------
                                                          42,706
                                                      ----------
            FOOD, BEVERAGE & TOBACCO -- 1.9%
    12,120  Archer-Daniels-Midland Co.
              6.95% due 12/15/97....................      10,619
     5,000  ConAgra Foods, Inc.
              8.25% due 09/15/30....................       5,440
     3,738  ConAgra Foods, Inc.
              9.75% due 03/01/21....................       4,561
                                                      ----------
                                                          20,620
                                                      ----------
            FOREST & PAPER PRODUCTS -- 1.2%
     3,600  International Paper Co.
              6.875% due 04/15/29...................       3,143
     4,500  Mead Corp. (The)
              7.55% due 03/01/47....................       3,857
    +6,300  Weyerhaeuser Co.
              7.25% due 07/01/13....................       6,224
                                                      ----------
                                                          13,224
                                                      ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 60 ______________________________________

PRINCIPAL                                               MARKET
  AMOUNT                                                VALUE
----------                                            ----------

CORPORATE NOTES -- (CONTINUED)

PRINCIPAL                                               MARKET
  AMOUNT                                                VALUE
----------                                            ----------
            HEALTH SERVICES -- 2.1%
$    2,250  Columbia/HCA Healthcare Corp.
              7.05% due 12/01/27....................  $    1,811
     1,675  Columbia/HCA Healthcare Corp.
              7.50% due 12/15/23....................       1,440
     3,150  Columbia/HCA Healthcare Corp.
              7.50% due 11/15/95....................       2,612
     3,520  HEALTH SOUTH Corp.
              6.875% due 06/15/05...................       3,317
       570  HEALTH SOUTH Corp.
              7.00% due 06/15/08....................         521
   S+1,000  HEALTH SOUTH Corp.
              10.75% due 10/01/08...................       1,050
    +5,640  Manor Care, Inc.
              7.50% due 06/15/06....................       4,987
     6,000  Tenet Healthcare Corp.
              8.00% due 01/15/05....................       6,075
                                                      ----------
                                                          21,813
                                                      ----------
            HOTELS & GAMING -- 0.0%
        62  Harrah's Operating Co., Inc.
              7.875% due 12/15/05...................          62
                                                      ----------
            MEDIA & ENTERTAINMENT -- 1.1%
     1,000  Continental Cablevision, Inc.
              9.50% due 08/01/13....................       1,094
     1,750  CSC Holdings, Inc.
              7.25% due 07/15/08....................       1,701
    10,000  Liberty Media Group
              8.25% due 02/01/30....................       9,123
                                                      ----------
                                                          11,918
                                                      ----------
            METALS, MINERALS & MINING -- 1.6%
    15,000  Lockheed Martin Corp.
              8.50% due 12/02/29....................      17,022
                                                      ----------
            RETAIL -- 1.1%
     4,410  Kmart Corp.
              8.96% due 12/10/19....................       2,835
     8,585  Stop & Shop Cos., Inc. (The)
              9.75% due 02/01/02....................       8,785
                                                      ----------
                                                          11,620
                                                      ----------
            RUBBER & PLASTICS PRODUCTS -- 0.2%
     4,130  Goodyear Tire & Rubber Co. (The)
              7.00% due 03/15/28....................       2,452
                                                      ----------
            TRANSPORTATION -- 0.7%
     1,500  Norfolk Southern Corp.
              6.875% due 05/01/01...................       1,500
     2,000  Rockwell International Corp.
              5.20% due 01/15/98....................       1,277
     4,512  US Air, Inc.
              6.76% due 04/15/08....................       4,296
                                                      ----------
                                                           7,073
                                                      ----------
            UTILITIES -- 3.2%
     2,875  Browning-Ferris Industries, Inc.
              7.40% due 09/15/35....................       2,183
     1,750  Cleveland Electric Illuminating Co.
              7.13% due 07/01/07....................       1,775
     3,225  CMS Energy Corp.
              6.75% due 01/15/04....................       3,046
PRINCIPAL                                               MARKET
  AMOUNT                                                VALUE
----------                                            ----------

            UTILITIES -- (CONTINUED)

PRINCIPAL                                               MARKET
  AMOUNT                                                VALUE
----------                                            ----------
$      800  CMS Energy Corp.
              7.50% due 01/15/09....................  $      734
     1,800  CMS Energy Corp.
              9.875% due 10/15/07...................       1,875
     1,341  El Paso Electric Co.
              9.40% due 05/01/11....................       1,471
   S10,000  Entergy Gulf States, Inc.
              7.936% due 06/02/03...................      10,011
     2,000  Pacific Gas & Electric Co.
              6.75% due 10/01/23....................       1,600
     5,400  Pacific Gas & Electric Co.
              7.05% due 03/01/24....................       4,065
     3,100  PacifiCorp
              6.12% due 01/15/06....................       3,037
     4,000  Public Service Electric & Gas Co.
              7.00% due 09/01/24....................       3,718
       475  Waste Management, Inc.
              6.875% due 05/15/09...................         446
                                                      ----------
                                                          33,961
                                                      ----------
            Total corporate notes...................  $  268,768
                                                      ==========
FOREIGN/YANKEE BONDS & NOTES -- 17.0%
            FOREIGN CORPORATIONS -- 8.4%
     7,000  Bayerische Landesbank Girozentrale (NY)
              6.20% due 02/09/06....................  $    6,920
     8,500  British Sky Broadcasting Group
              8.20% due 07/15/09....................       8,040
    10,000  British Telecommunications PLC
              8.625% due 12/15/30...................      10,013
    17,000  Deutsche Telekom International
             Finance AG
              8.25% due 06/15/30....................      16,794
     6,500  Enterprise Oil PLC
              6.50% due 05/01/05....................       6,422
     8,000  Enterprise Oil PLC
              6.70% due 09/15/07....................       7,868
     1,000  Gulf Canada Resources Ltd.
              8.25% due 12/30/99....................       1,010
     1,200  Gulf Canada Resources Ltd.
              8.375% due 03/15/17...................       1,212
    S3,500  Koninklijkke KPN N.V.
              8.00% due 10/01/10....................       3,273
    12,650  Marconi PLC
              8.375% due 09/15/30...................      11,884
     3,600  Placer Dome, Inc.
              7.125% due 05/15/03...................       3,564
     7,300  Placer Dome, Inc.
              7.125% due 06/15/07...................       6,939
     1,230  Rogers Cablesystems, Inc.
              10.125% due 09/01/12..................       1,293
     3,660  Shaw Communications, Inc.
              8.25% due 04/11/10....................       3,850
                                                      ----------
                                                          89,082
                                                      ----------
            FOREIGN GOVERNMENTS -- 8.6%
EUR 25,650  Deutschland Republic
              8.375% due 05/21/01...................      24,387
EUR 58,160  France BTAN
              3.00% due 07/12/01....................      54,096

______________________________________ 61 ______________________________________

 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 2000
 (000'S OMITTED)

PRINCIPAL                                               MARKET
  AMOUNT                                                VALUE
----------                                            ----------

FOREIGN/YANKEE BONDS & NOTES -- (CONTINUED)
            FOREIGN GOVERNMENTS -- (CONTINUED)

PRINCIPAL                                               MARKET
  AMOUNT                                                VALUE
----------                                            ----------
$    1,800  Hydro-Quebec
              8.40% due 01/15/22....................  $    2,064
     8,850  Province of Quebec
              5.75% due 02/15/09....................       8,543
     2,200  Province of Quebec
              7.50% due 09/15/29....................       2,369
                                                      ----------
                                                          91,459
                                                      ----------
            Total foreign/yankee bonds & notes......  $  180,541
                                                      ==========
                             SHARES
----------------------------------------------------------------
PREFERRED STOCKS -- 0.2%
            ENERGY & SERVICES
        99  Coastal Finance Corp....................  $    2,412
                                                      ----------
            Total preferred stocks..................  $    2,412
                                                      ==========
                           PRINCIPAL
                             AMOUNT
----------------------------------------------------------------
U.S. TREASURIES & FEDERAL AGENCIES -- 49.3%
            FEDERAL NATIONAL MORTGAGE
            ASSOCIATION -- 10.3%
$  103,692  6.00% due 07/01/12 - 01/25/31...........  $  101,484
     4,764  6.50% due 10/01/12 - 09/01/28...........       4,748
     1,250  7.00% due 01/01/31......................       1,251
     2,837  FNMA Multifamily DUS
              6.48% due 12/01/05....................       2,882
                                                      ----------
                                                         110,365
                                                      ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
            -- 10.7%
   115,575  6.00% due 10/15/28 - 06/15/29...........     112,155
     1,250  7.00% due 06/15/29......................       1,256
                                                      ----------
                                                         113,411
                                                      ----------
            U.S. TREASURY BONDS -- 11.2%
   +11,200  5.625% due 05/15/08.....................      11,504
   +10,000  5.75% due 10/31/02......................      10,090
    +4,500  6.125% due 08/15/07 - 08/15/29..........       4,780
    +2,400  6.25% due 05/15/30......................       2,679
   +18,600  6.75% due 08/15/26......................      21,492
    +2,150  7.625% due 02/15/25.....................       2,721
     6,370  8.75% due 05/15/20 - 08/15/20...........       8,746
   +16,595  8.875% due 08/15/17.....................      22,539
    +7,300  10.375% due 11/15/09....................       8,553
    +6,600  10.625% due 08/15/15....................       9,974
    +5,830  11.875% due 11/15/03....................       6,849
    +6,460  13.875% due 05/15/11....................       9,008
                                                      ----------
                                                         118,935
                                                      ----------
            U.S. TREASURY INFLATION-INDEXED
            SECURITIES -- 6.7%
    +6,644  3.375% due 01/15/07.....................       6,521
   +22,294  3.625% due 01/15/08.....................      22,135
    +5,292  3.875% due 04/15/29.....................       5,426
   +36,197  4.25% due 01/15/10......................      37,617
                                                      ----------
                                                          71,699
                                                      ----------
            U.S. TREASURY NOTES -- 10.4%
    +5,400  5.25% due 05/15/04......................       5,418
    +7,800  5.50% due 05/15/09......................       7,963
   +10,180  5.875% due 11/15/04.....................      10,445
PRINCIPAL                                               MARKET
  AMOUNT                                                VALUE
----------                                            ----------

U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)
            U.S. TREASURY NOTES -- (CONTINUED)

PRINCIPAL                                               MARKET
  AMOUNT                                                VALUE
----------                                            ----------
$  +18,600  6.00% due 09/30/02......................  $   18,844
   +23,700  6.125% due 12/31/01.....................      23,843
     7,600  6.50% due 10/15/06......................       8,111
   +34,200  6.75% due 05/15/05......................      36,403
                                                      ----------
                                                         111,027
                                                      ----------
            Total U.S. treasuries & federal
            agencies................................  $  525,437
                                                      ==========
SHORT-TERM SECURITIES -- 10.7%
            REPURCHASE AGREEMENT
   114,017  Joint Repurchase Agreement (See Note
            2(d)) 6.00% due 01/02/01................  $  114,017
                                                      ----------
            Total short-term securities.............  $  114,017
                                                      ==========


DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities (cost
 $819)..................................    0.1% $     818
Total collateralized mortgage
 obligations (cost $21,109).............    2.0     21,382
Total corporate notes (cost $268,771)...   25.2    268,768
Total foreign/yankee bonds & notes (cost
 $174,217)..............................   17.0    180,541
Total preferred stocks (cost $2,214)....    0.2      2,412
Total U.S. treasuries & federal agencies
 (cost $508,846)........................   49.3    525,437
Total short-term securities (cost
 $114,017)..............................   10.7    114,017
                                          -----  ---------
Total investment in securities (total
 cost $1,089,993).......................  104.5  1,113,375
Cash, receivables and other assets......    1.9     20,144
Securities lending collateral (See
 Note 2(i)).............................   24.3    259,107
Payable for securities purchased........   (6.3)   (67,322)
Payable for Fund shares redeemed........   (0.1)    (1,488)
Securities lending collateral payable to
 brokers (See Note 2(i))................  (24.3)  (259,107)
Other liabilities.......................   (0.0)      (115)
                                          -----  ---------
Net assets..............................  100.0% $1,064,594
                                          =====  =========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 2,000,000 shares authorized; 960,943 shares
 outstanding......................................    $   96,094
Capital surplus...................................       909,957
Accumulated undistributed net investment income...        62,016
Distribution in excess of net realized gain on
 investments......................................       (26,923)
Unrealized appreciation of investments............        23,382
Unrealized appreciation of other assets and
 liabilities in foreign currencies................            68
                                                      ----------
Net assets........................................    $1,064,594
                                                      ==========

Class IA
Net asset value per share ($1,033,043  DIVIDED BY
 932,432 shares outstanding) (1,600,000 shares
 authorized)......................................    $1.11
                                                      =====
Class IB
Net asset value per share ($31,551  DIVIDED BY
 28,511 shares outstanding) (400,000 shares
 authorized)......................................    $1.11
                                                      =====

  S Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the market value of these securities amounted to $24,734 or 2.3% of net assets.
  +  All or a portion of this security was on loan as of December 31, 2000 (See
     Note 2(i)).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 62 ______________________________________

 HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
 (000'S OMITTED)

PRINCIPAL                                             MARKET
 AMOUNT                                               VALUE
---------                                            --------
ASSET-BACKED SECURITIES -- 0.4%
 $ 1,178   Corestates Home Equity Trust,
            Series 1994-1, Class A
             6.65% due 05/15/09....................  $  1,186
                                                     --------
           Total asset-backed securities...........  $  1,186
                                                     ========
COLLATERALIZED MORTGAGE OBLIGATIONS -- 17.2%
   7,277   Citicorp Mortgage Securities, Inc.,
            Series 1994-8, Class A6
             6.25% due 05/25/24....................  $  7,132
   5,058   Citicorp Mortgage Securities, Inc.,
            Series 1998-8, Class A3
             6.75% due 09/25/28....................     4,940
   3,168   Countrywide Home Loans, Series 1998-6,
            Class A
             6.50% due 06/25/13....................     3,133
    S413   DLJ Mortgage Acceptance Corp.,
            Series 1996-I, Class B1
             7.25% due 09/25/11....................       410
    S138   DLJ Mortgage Acceptance Corp.,
            Series 1996-I, Class B2
             7.25% due 09/25/11....................       135
   2,413   GE Capital Mortgage Services, Inc.,
            Series 1993-10, Class A3
             6.50% due 09/25/23....................     2,407
   1,618   GE Capital Mortgage Services, Inc.,
            Series 1994-19, Class A6
             7.50% due 06/25/24....................     1,616
   3,349   GE Capital Mortgage Services, Inc.,
            Series 1994-26, Class A
             6.894% due 07/25/09...................     3,359
     483   GE Capital Mortgage Services, Inc.,
            Series 1996-1, Class B2
             6.75% due 02/25/11....................       473
   1,447   GE Capital Mortgage Services, Inc.,
            Series 1996-1, Class M
             6.75% due 02/25/11....................     1,443
     492   GE Capital Mortgage Services, Inc.,
            Series 1996-10, Class B1
             6.75% due 06/25/11....................       489
     492   GE Capital Mortgage Services, Inc.,
            Series 1996-10, Class B2
             6.75% due 06/25/11....................       481
   2,950   GE Capital Mortgage Services, Inc.,
            Series 1998-7, Class A
             6.50% due 04/25/13....................     2,948
   5,725   GE Capital Mortgage Services, Inc.,
            Series 1999-16, Class A
             6.50% due 07/25/14....................     5,716
   1,669   Housing Securities, Inc., Series 1993-E,
            Class EI5
             10.00% due 09/25/08...................     1,756
   4,457   Norwest Asset Securities Corp.,
            Series 1999-22, Class A1
             6.50% due 09/25/14....................     4,465
     462   PNC Mortgage Securities Corp.,
            Series 1996-2, Class B1
             6.60% due 02/25/11....................       457
PRINCIPAL                                            MARKET
 AMOUNT                                               VALUE
---------                                            --------

COLLATERALIZED MORTGAGE OBLIGATIONS --  (CONTINUED)

PRINCIPAL                                            MARKET
 AMOUNT                                               VALUE
---------                                            --------
 $   155   PNC Mortgage Securities Corp.,
            Series 1996-2, Class B2
             6.60% due 02/25/11....................  $    154
     246   PNC Mortgage Securities Corp.,
            Series 1996-2, Class B3
             6.60% due 02/25/11....................       241
     965   Prudential Home Mortgage Securities Co.,
            Series 1996-3, Class B1
             6.75% due 03/25/11....................       943
     482   Prudential Home Mortgage Securities Co.,
            Series 1996-3, Class B2
             6.75% due 03/25/11....................       471
   4,200   Prudential Home Mortgage Securities Co.,
            Series 1994-8, Class A3
             6.75% due 03/25/24....................     4,219
     584   Residential Funding Mortgage Securities
            I, Inc., Series 1995-S18, Class M3
             7.00% due 11/25/10....................       575
     226   Residential Funding Mortgage Securities
            I, Inc., Series 1996-S11, Class M3
             7.00% due 04/25/11....................       227
     427   Residential Funding Mortgage Securities
            I, Inc., Series 1996-S19, Class M3
             7.50% due 09/25/11....................       427
     463   Residential Funding Mortgage Securities
            I, Inc., Series 1996-S5, Class M3
             6.75% due 02/25/11....................       461
   1,911   Residential Funding Mortgage Securities
            I, Inc., Series 1998-S22, Class A1
             6.50% due 09/25/13....................     1,909
   2,736   Residential Funding Mortgage Securities
            I, Inc., Series 1999-S22, Class A2
             7.00% due 10/25/14....................     2,769
                                                     --------
           Total collateralized mortgage
           obligations.............................  $ 53,756
                                                     ========
CORPORATE NOTES -- 3.4%
           FINANCIAL SERVICES
  10,000   Fannie Mae
             6.625% due 11/15/10...................  $ 10,484
                                                     --------
           Total corporate notes...................  $ 10,484
                                                     ========
U.S. TREASURIES & FEDERAL AGENCIES -- 77.0%
           FEDERAL HOME LOAN MORTGAGE
           ASSOCIATION -- 21.5%
   3,550     7.00% due 10/01/26 - 07/01/29.........  $  3,563
  56,978     7.50% due 01/01/24 - 10/01/30.........    57,799
   1,775     8.00% due 02/01/13 - 11/01/24.........     1,827
   1,008     8.50% due 07/01/01 - 05/01/25.........     1,037
     805     9.00% due 07/01/02 - 10/01/06.........       814
   1,189     9.50% due 11/01/08....................     1,237
     851     10.00% due 09/01/05 - 11/01/20........       927
                                                     --------
                                                       67,204
                                                     --------
           FEDERAL NATIONAL MORTGAGE
           ASSOCIATION -- 33.4%
  14,459     6.50% due 09/01/25 - 12/01/30.........    14,258
  26,832     7.00% due 02/01/30 - 11/01/30.........    26,860

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 63 ______________________________________

 HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 2000
 (000'S OMITTED)

PRINCIPAL                                            MARKET
 AMOUNT                                               VALUE
---------                                            --------

U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)
         FEDERAL NATIONAL MORTGAGE
         ASSOCIATION -- (CONTINUED)

PRINCIPAL                                            MARKET
 AMOUNT                                               VALUE
---------                                            --------
 $55,594     7.50% due 12/01/14 - 01/01/31.........  $ 56,516
   3,000   Fannie Mae, Series 1997-28, Class PD
             7.50% due 07/18/23....................     3,022
   1,475     9.00% due 05/01/21 - 09/01/21.........     1,558
   1,574   Fannie Mae, Series 1998-12 Class AM
             9.00% due 03/18/28....................     1,597
     380   Fannie Mae Strip, Series D, Class 2
             11.00% due 04/01/09...................       405
                                                     --------
                                                      104,216
                                                     --------
           GOVERNMENT NATIONAL MORTGAGE
           ASSOCIATION -- 12.0%
  22,935     7.50% due 04/15/22 - 04/20/30.........    23,306
  11,394     8.50% due 06/15/07 - 04/15/30.........    11,741
     459     9.00% due 01/15/25 - 12/15/25.........       478
   1,564     9.50% due 10/15/09 - 11/15/09.........     1,664
      54     10.00% due 05/15/13...................        58
      50     12.00 % due 05/15/15..................        56
      24     12.50% due 03/15/15 - 08/15/15........        27
                                                     --------
                                                       37,330
                                                     --------
           U.S. TREASURY BONDS -- 7.3%
  21,000     6.50% due 02/15/10....................    22,983
                                                     --------
           U.S. TREASURY INFLATION-INDEXED
           SECURITIES -- 2.8%
   8,274       4.25% due 01/15/10..................     8,598
                                                     --------
           Total U.S. treasuries & federal
           agencies................................  $240,331
                                                     ========
SHORT-TERM SECURITIES -- 1.6%
           REPURCHASE AGREEMENTS
   5,112   Joint Repurchase Agreement (See Note
           2(d)) 6.00% due 01/02/01................  $  5,112
                                                     --------
           Total short-term securities.............  $  5,112
                                                     ========

                                                   MARKET
                                                   VALUE
                                                 ----------
DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities (cost
 $1,163)................................    0.4%  $  1,186
Total collateralized mortgage
 obligations (cost $52,873).............   17.2     53,756
Total corporate notes (cost $10,515)....    3.4     10,484
Total U.S. treasuries & federal agencies
 (cost $234,571)........................   77.0    240,331
Total short-term securities (cost
 $5,112)................................    1.6      5,112
                                          -----   --------
Total investment in securities (total
 cost $304,234).........................   99.6    310,869
Cash, receivables and other assets......    0.9      2,664
Payable for Fund shares redeemed........   (0.3)      (966)
Other liabilities.......................   (0.2)      (594)
                                          -----   --------
Net assets..............................  100.0%  $311,973
                                          =====   ========


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; 800,000
 shares authorized; 274,085 shares outstanding....    $     27,409
Capital surplus...................................         273,192
Accumulated undistributed net investment income...          20,105
Distribution in excess of net realized gain on
 investments......................................         (15,368)
Unrealized appreciation of investments............           6,635
                                                      ------------
Net assets........................................    $    311,973
                                                      ============

Class IA
Net asset value per share ($310,825  DIVIDED BY
 273,074 shares outstanding) (600,000 shares
 authorized)......................................    $1.14
                                                      =====
Class IB
Net asset value per share ($1,148  DIVIDED BY
 1,011 shares outstanding) (200,000 shares
 authorized)......................................    $1.14
                                                      =====

  S Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the market value of these securities amounted to $545 or 0.2% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 64 ______________________________________

 HARTFORD MONEY MARKET HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
 (000'S OMITTED)

 PRINCIPAL                                                 MARKET
  AMOUNT                                                   VALUE
-----------                                            --------------
COMMERCIAL PAPER -- 63.6%
$    10,000  7-Eleven
               6.51% due 02/26/01....................  $        9,901
     30,000  Anheuser-Busch Cos., Inc.
               6.38% due 05/22/01....................          29,256
    S20,000  AT&T Corp.
               6.55% due 06/14/01....................          20,000
     20,000  BankAmerica Corp.
               6.65% due 01/11/01....................          19,967
     20,000  Bemis Co., Inc.
               6.62% due 01/03/01....................          19,996
     10,000  Bradford & Bingley Building Society
               6.50% due 02/05/01....................           9,939
     20,000  Bradford & Bingley Building Society
               6.60% due 01/08/01....................          19,978
     20,000  CAFCO Holding Corp.
               6.55% due 01/17/01....................          19,945
     10,000  Campbell Soup Co.
               6.01% due 06/13/01....................           9,730
     20,000  Campbell Soup Co.
               6.285% due 06/11/01...................          19,441
     10,000  Christiania Capital Corp.
               6.605% due 01/18/01...................           9,971
     20,000  Christiania Capital Corp.
               6.62% due 03/19/01....................          19,720
     10,000  CIESCO L.P.
               6.52% due 01/29/01....................           9,951
     20,000  Coca-Cola Co. (The)
               6.47% due 02/20/01....................          19,824
     20,000  DaimlerChrysler North America
              Holding Corp.
               6.50% due 03/19/01....................          19,726
     25,500  Dow Chemical Co. (The)
               6.45% due 01/02/01....................          25,500
     20,000  du Pont (E.I.) de Nemours & Co.
               6.45% due 02/12/01....................          19,853
     10,000  Gannet Co., Inc.
               6.50% due 02/20/01....................           9,912
     20,000  Gannet Co., Inc.
               6.50% due 02/26/01....................          19,801
     10,000  General Electric Capital Corp.
               6.44% due 03/19/01....................           9,863
     20,000  General Electric Capital Corp.
               6.61% due 01/26/01....................          19,912
     20,000  General Motors Acceptance Corp.
               6.48% due 02/05/01....................          19,878
     10,000  General Motors Acceptance Corp.
               6.51% due 02/26/01....................           9,901
     30,000  Gillette Co. (The)
               6.33% due 03/12/01....................          29,636
     10,000  Goldman Sachs Group, Inc. (The)
               6.50% due 02/14/01....................           9,922
     10,000  Halifax PLC
               6.46% due 03/01/01....................           9,896
     20,000  Halifax PLC
               6.48% due 02/26/01....................          19,802
     10,000  Heinz (HJ) Co.
               6.65% due 01/03/01....................           9,998
 PRINCIPAL                                                 MARKET
  AMOUNT                                                   VALUE
-----------                                            --------------

 PRINCIPAL                                                 MARKET
  AMOUNT                                                   VALUE
-----------                                            --------------
$    20,000  Honeywell International, Inc.
               6.45% due 03/05/01....................  $       19,778
     20,000  International Lease Finance Corp.
               6.41% due 04/17/01....................          19,626
     10,000  International Lease Finance Corp.
               6.43% due 03/16/01....................           9,870
     20,000  Merck & Co., Inc.
               6.54% due 01/22/01....................          19,927
     10,000  Merita Bank North America, Inc.
               6.50% due 02/12/01....................           9,926
     20,000  Merrill Lynch & Co., Inc.
               6.45% due 03/27/01....................          19,699
     10,000  Merrill Lynch & Co., Inc.
               6.49% due 01/18/01....................           9,971
     10,000  Morgan (J.P.) & Co., Inc.
               6.28% due 03/20/01....................           9,866
     20,000  Morgan (J.P.) & Co., Inc.
               6.46% due 03/26/01....................          19,702
     12,000  Morgan Stanley Dean Witter & Co.
               6.58% due 01/23/01....................          11,954
     10,000  Mototola, Inc.
               6.43% due 03/28/01....................           9,848
     20,000  Mototola, Inc.
               6.45% due 04/17/01....................          19,624
     10,000  Nationwide Building Society
               6.45% due 04/04/01....................           9,835
     20,000  Nationwide Building Society
               6.51% due 02/20/01....................          19,823
     10,000  Salomon Smith Barney, Inc.
               6.49% due 03/05/01....................           9,888
     10,000  Salomon Smith Barney, Inc.
               6.52% due 01/23/01....................           9,962
     14,000  Spintab AB
               6.47% due 03/06/01....................          13,841
     20,000  Toronto-Dominion Holdings
               6.52% due 01/22/01....................          19,925
     20,000  Verizon Global Funding Corp.
               6.51% due 02/05/01....................          19,877
     20,000  Wal-Mart Stores, Inc.
               6.51% due 01/30/01....................          19,899
     20,000  Walt Disney Co. (The)
               6.02% due 05/30/01....................          19,505
     20,000  Washington Post Co. (The)
               6.391% due 04/16/01...................          19,631
                                                       --------------
             Total commercial paper (cost $813,196)..  $      813,196
                                                       ==============
CORPORATE NOTES -- 15.7%
     10,000  Citicorp
               5.625% due 02/15/01...................           9,987
     10,000  First Union National Bank
               6.80% due 02/22/01....................          10,000
     10,000  First Union National Bank
               7.00% due 04/30/01....................          10,005
     20,000  Fleet Financial Group, Inc.
               6.478% due 03/13/01...................          19,997
     10,000  Fleet Financial Group, Inc.
               6.604% due 03/27/01...................          10,003

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 65 ______________________________________

 HARTFORD MONEY MARKET HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2000
 (000'S OMITTED)

 PRINCIPAL                                                 MARKET
  AMOUNT                                                   VALUE
-----------                                            --------------

CORPORATE NOTES -- (CONTINUED)

 PRINCIPAL                                                 MARKET
  AMOUNT                                                   VALUE
-----------                                            --------------
$     5,000  Ford Motor Credit Co.
               5.125% due 10/15/01...................  $        4,951
     10,000  General Mills, Inc.
               6.68% due 02/09/01....................          10,000
      6,000  General Motors Acceptance Corp.
               6.70% due 04/30/01....................           5,998
     10,000  Goldman Sachs Group, Inc. (The)
               6.684% due 12/27/01...................          10,020
    S18,000  Goldman Sachs Group, Inc. (The)
               7.228% due 01/16/01...................          18,003
     20,000  Key Bank N.A.
               6.69% due 05/25/01....................          19,997
     10,000  Key Bank N.A.
               7.11% due 10/26/01....................          10,030
     18,000  Morgan Stanley Dean Witter & Co.
               6.728% due 12/17/01...................          18,034
     13,000  NationsBank Corp.
               5.75% due 03/15/01....................          12,975
     30,000  Toyota Motor Credit Corp.
               6.712% due 01/09/01...................          30,000
                                                       --------------
             Total corporate notes (cost $200,000)...  $      200,000
                                                       ==============
REPURCHASE AGREEMENT -- 6.7%
     85,675  Joint Repurchase Agreement (See Note
             2(d)) 6.00% due 01/02/01................  $       85,675
                                                       --------------
             Total repurchase agreement (cost
             $85,675)................................  $       85,675
                                                       ==============


                                                        MARKET
                                                        VALUE
                                                      ----------
STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, at value (total cost
 $1,098,871) - see accompanying portfolio.........    $1,098,871
Receivable for Fund shares sold...................       182,583
Receivable for dividends and interest.............         3,509
Cash and other assets.............................            10
                                                      ----------
Total assets......................................     1,284,973
                                                      ----------
LIABILITIES
Dividends payable.................................         6,406
Other liabilities.................................            22
                                                      ----------
Total liabilities.................................         6,428
                                                      ----------
Net assets........................................    $1,278,545
                                                      ==========
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 3,000,000 shares authorized; 1,278,545 shares
 outstanding......................................    $  127,855
Capital surplus...................................     1,150,690
                                                      ----------
Net assets........................................    $1,278,545
                                                      ==========
Class IA
Shares of beneficial interest outstanding, $0.10
 par value 2,475,000 shares authorized (Net assets
 $1,242,275)......................................     1,242,275
                                                      ==========

Net asset value...................................    $1.00
                                                      =====

Class IB
Shares of beneficial interest outstanding, $0.10
 par value 525,000 shares authorized (Net assets
 $36,270).........................................    36,270
                                                      ======

Net aset value....................................    $1.00
                                                      =====

  S Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the market value of these securities amounted to $38,003 or 3.0% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

______________________________________ 66 ______________________________________

                      [This page intentionally left blank]

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2000
 (000'S OMITTED)

                             HARTFORD     HARTFORD GLOBAL
                           GLOBAL HEALTH    TECHNOLOGY
                             HLS FUND*       HLS FUND*
                           -------------  ---------------
INVESTMENT INCOME:
  Dividends..............     $   412        $     26
  Interest...............         183             130
  Securities lending.....          29              20
  Less: Foreign tax
   withheld..............         (21)        --
                              -------        --------
    Total investment
     income (loss),
     net.................         603             176
                              -------        --------
EXPENSES:
  Investment advisory
   fees..................         265             247
  Administrative services
   fees..................          82              76
  Accounting services....           6               6
  Custodian fees,
   gross.................          10              17
  Custodian fees expense
   offset................          (3)             (7)
  Board of Directors
   fees..................      --             --
  Distribution Fees --
   Class IB..............           6               7
  Other expenses.........           3               3
                              -------        --------
    Total expenses,
     (before waivers)....         369             349
  Distribution Fees --
   Class IB waived.......          (2)             (2)
                              -------        --------
    Total expenses,
     net.................         367             347
                              -------        --------
  Net investment income
   (loss)................         236            (171)
                              -------        --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       2,838         (12,703)
  Net realized gain
   (loss) on futures
   contracts.............      --             --
  Net realized gain
   (loss) on forward
   foreign currency
   contracts.............          (6)        --
  Net realized gain
   (loss) on option
   contracts.............      --             --
  Net realized gain
   (loss) on foreign
   currency
   transactions..........          (1)        --
  Net unrealized
   appreciation
   (depreciation) of
   investments...........      16,854         (25,548)
  Net unrealized
   appreciation
   (depreciation) of
   futures contracts.....      --             --
  Net unrealized
   appreciation
   (depreciation) of
   forward foreign
   currency contracts....           1         --
  Net unrealized
   appreciation
   (depreciation) on
   translation of other
   assets and liabilities
   in foreign
   currencies............          (1)        --
  Net unrealized
   appreciation
   (depreciation) of
   option contracts......      --             --
                              -------        --------
  Net realized and
   unrealized gain (loss)
   on investments........      19,685         (38,251)
                              -------        --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     $19,921        $(38,422)
                              =======        ========

* From inception, May 1, 2000, to December 31, 2000.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 68 ______________________________________

                                                                                     HARTFORD
                              HARTFORD      HARTFORD CAPITAL      HARTFORD         INTERNATIONAL       HARTFORD
                            SMALL COMPANY     APPRECIATION         MIDCAP          OPPORTUNITIES    GLOBAL LEADERS
                           HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.     HLS FUND, INC.       HLS FUND
                           ---------------  ----------------  -----------------  -----------------  --------------
INVESTMENT INCOME:
  Dividends..............     $   2,198        $   77,590         $  5,034           $  24,663         $  4,496
  Interest...............         4,982            45,152            3,142               7,526            2,121
  Securities lending.....           216               828              385                 598              234
  Less: Foreign tax
   withheld..............       --                 (1,543)             (77)             (3,038)            (352)
                              ---------        ----------         --------           ---------         --------
    Total investment
     income (loss),
     net.................         7,396           122,027            8,484              29,749            6,499
                              ---------        ----------         --------           ---------         --------
EXPENSES:
  Investment advisory
   fees..................         5,105            40,699            6,536               7,393            2,499
  Administrative services
   fees..................         1,999            18,740            2,672               3,066              910
  Accounting services....           150             1,406              200                 230               68
  Custodian fees,
   gross.................            34               435               36               1,105              136
  Custodian fees expense
   offset................           (23)             (128)             (11)                (38)             (20)
  Board of Directors
   fees..................             3                33                5                   5                2
  Distribution Fees --
   Class IB..............            65               167               39                  28               22
  Other expenses.........            90               886              114                 141               47
                              ---------        ----------         --------           ---------         --------
    Total expenses,
     (before waivers)....         7,423            62,238            9,591              11,930            3,664
  Distribution Fees --
   Class IB waived.......           (18)              (47)             (11)                 (8)              (6)
                              ---------        ----------         --------           ---------         --------
    Total expenses,
     net.................         7,405            62,191            9,580              11,922            3,658
                              ---------        ----------         --------           ---------         --------
  Net investment income
   (loss)................            (9)           59,836           (1,096)             17,827            2,841
                              ---------        ----------         --------           ---------         --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       (22,751)        2,667,309          190,564             115,542          (35,410)
  Net realized gain
   (loss) on futures
   contracts.............       --               --                --                      110          --
  Net realized gain
   (loss) on forward
   foreign currency
   contracts.............            28             5,656          --                   (1,715)            (917)
  Net realized gain
   (loss) on option
   contracts.............       --               --                --                 --                --
  Net realized gain
   (loss) on foreign
   currency
   transactions..........           (74)           (5,528)              (2)               (415)             809
  Net unrealized
   appreciation
   (depreciation) of
   investments...........      (134,857)       (1,659,102)          29,809            (386,241)         (16,394)
  Net unrealized
   appreciation
   (depreciation) of
   futures contracts.....       --               --                --                     (104)         --
  Net unrealized
   appreciation
   (depreciation) of
   forward foreign
   currency contracts....       --                    947          --                      376               13
  Net unrealized
   appreciation
   (depreciation) on
   translation of other
   assets and liabilities
   in foreign
   currencies............            (1)             (122)         --                     (634)             (22)
  Net unrealized
   appreciation
   (depreciation) of
   option contracts......       --               --                --                 --                --
                              ---------        ----------         --------           ---------         --------
  Net realized and
   unrealized gain (loss)
   on investments........      (157,655)        1,009,160          220,371            (273,081)         (51,921)
                              ---------        ----------         --------           ---------         --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     $(157,664)       $1,068,996         $219,275           $(255,254)        $(49,080)
                              =========        ==========         ========           =========         ========


                               HARTFORD          HARTFORD
                                 STOCK          GROWTH AND
                            HLS FUND, INC.    INCOME HLS FUND
                           -----------------  ---------------
INVESTMENT INCOME:
  Dividends..............     $    86,495        $  3,349
  Interest...............          18,598             664
  Securities lending.....             174               1
  Less: Foreign tax
   withheld..............            (347)        --
                              -----------        --------
    Total investment
     income (loss),
     net.................         104,920           4,014
                              -----------        --------
EXPENSES:
  Investment advisory
   fees..................          23,920           1,876
  Administrative services
   fees..................          18,785             668
  Accounting services....           1,409              50
  Custodian fees,
   gross.................              43              11
  Custodian fees expense
   offset................              (6)             (3)
  Board of Directors
   fees..................              33               1
  Distribution Fees --
   Class IB..............             209              12
  Other expenses.........             941              28
                              -----------        --------
    Total expenses,
     (before waivers)....          45,334           2,643
  Distribution Fees --
   Class IB waived.......             (59)             (3)
                              -----------        --------
    Total expenses,
     net.................          45,275           2,640
                              -----------        --------
  Net investment income
   (loss)................          59,645           1,374
                              -----------        --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........         681,104          12,539
  Net realized gain
   (loss) on futures
   contracts.............        --                  (814)
  Net realized gain
   (loss) on forward
   foreign currency
   contracts.............               1         --
  Net realized gain
   (loss) on option
   contracts.............        --                    (9)
  Net realized gain
   (loss) on foreign
   currency
   transactions..........               9         --
  Net unrealized
   appreciation
   (depreciation) of
   investments...........      (1,415,711)        (35,219)
  Net unrealized
   appreciation
   (depreciation) of
   futures contracts.....        --                  (194)
  Net unrealized
   appreciation
   (depreciation) of
   forward foreign
   currency contracts....        --               --
  Net unrealized
   appreciation
   (depreciation) on
   translation of other
   assets and liabilities
   in foreign
   currencies............        --               --
  Net unrealized
   appreciation
   (depreciation) of
   option contracts......        --                   146
                              -----------        --------
  Net realized and
   unrealized gain (loss)
   on investments........        (734,597)        (23,551)
                              -----------        --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     $  (674,952)       $(22,177)
                              ===========        ========

* From inception, May 1, 2000, to December 31, 2000.

______________________________________ 69 ______________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE PERIOD ENDED DECEMBER 31, 2000
 (000'S OMITTED)

                               HARTFORD
                             DIVIDEND AND         HARTFORD
                                GROWTH              INDEX
                            HLS FUND, INC.     HLS FUND, INC.
                           -----------------  -----------------
INVESTMENT INCOME:
  Dividends..............      $ 65,849           $  29,205
  Interest...............         6,806               1,138
  Securities lending.....           115                  62
  Less: Foreign tax
   withheld..............          (463)               (136)
                               --------           ---------
    Total investment
     income (loss),
     net.................        72,307              30,269
                               --------           ---------
EXPENSES:
  Investment advisory
   fees..................        13,783               5,149
  Administrative services
   fees..................         6,073               5,149
  Accounting services....           456                 386
  Custodian fees,
   gross.................            27                  33
  Custodian fees expense
   offset................            (5)                (11)
  Board of Directors
   fees..................            11                   9
  Distribution Fees --
   Class IB..............            53                  15
  Other expenses.........           260                 237
                               --------           ---------
    Total expenses,
     (before waivers)....        20,658              10,967
  Distribution Fees --
   Class IB waived.......           (15)                 (4)
                               --------           ---------
    Total expenses,
     net.................        20,643              10,963
                               --------           ---------
  Net investment income
   (loss)................        51,664              19,306
                               --------           ---------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       208,361              38,303
  Net realized gain
   (loss) on futures
   contracts.............       --                     (847)
  Net realized gain
   (loss) on forward
   foreign currency
   contracts.............           137            --
  Net realized gain
   (loss) on option
   contracts.............           187            --
  Net realized gain
   (loss) on foreign
   currency
   transactions..........          (212)                 (5)
  Net unrealized
   appreciation
   (depreciation) of
   investments...........        51,317            (306,485)
  Net unrealized
   appreciation
   (depreciation) of
   futures contracts.....       --                     (538)
  Net unrealized
   appreciation
   (depreciation) of
   forward foreign
   currency contracts....       --                 --
  Net unrealized
   appreciation
   (depreciation) on
   translation of other
   assets and liabilities
   in foreign
   currencies............           (10)           --
  Net unrealized
   appreciation
   (depreciation) of
   option contracts......           105            --
                               --------           ---------
  Net realized and
   unrealized gain (loss)
   on investments........       259,885            (269,572)
                               --------           ---------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      $311,549           $(250,266)
                               ========           =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 70 ______________________________________

                               HARTFORD                                                             HARTFORD
                             INTERNATIONAL        HARTFORD        HARTFORD       HARTFORD           MORTGAGE           HARTFORD
                               ADVISERS           ADVISERS       HIGH YIELD        BOND            SECURITIES        MONEY MARKET
                            HLS FUND, INC.     HLS FUND, INC.     HLS FUND    HLS FUND, INC.     HLS FUND, INC.     HLS FUND, INC.
                           -----------------  -----------------  ----------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
  Dividends..............      $  3,645          $    80,948      $   101        $    207            $--                $    55
  Interest...............        11,133              351,024        5,470          70,123             21,596             73,233
  Securities lending.....            79                  727           10             150            --                 --
  Less: Foreign tax
   withheld..............          (442)                (323)          (1)        --                 --                 --
                               --------          -----------      -------        --------            -------            -------
    Total investment
     income (loss),
     net.................        14,415              432,376        5,580          70,480             21,596             73,288
                               --------          -----------      -------        --------            -------            -------
EXPENSES:
  Investment advisory
   fees..................         2,249               59,648          322           2,930                781              2,870
  Administrative services
   fees..................           809               27,657          112           1,995                625              2,296
  Accounting services....            61                2,074            8             150                 47                172
  Custodian fees,
   gross.................           280                  103            8              47                 19                 12
  Custodian fees expense
   offset................           (11)                 (54)          (3)            (18)               (10)                (4)
  Board of Directors
   fees..................             1                   48        --                  3                  1                  4
  Distribution Fees --
   Class IB..............             4                  464            2              54                  1                 42
  Other expenses.........            36                1,268            2              90                 27                108
                               --------          -----------      -------        --------            -------            -------
    Total expenses,
     (before waivers)....         3,429               91,208          451           5,251              1,491              5,500
  Distribution Fees --
   Class IB waived.......            (1)                (130)          (1)            (15)           --                     (12)
                               --------          -----------      -------        --------            -------            -------
    Total expenses,
     net.................         3,428               91,078          450           5,236              1,491              5,488
                               --------          -----------      -------        --------            -------            -------
  Net investment income
   (loss)................        10,987              341,298        5,130          65,244             20,105             67,800
                               --------          -----------      -------        --------            -------            -------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........         6,220              636,923       (2,310)        (11,998)            (1,678)               (33)
  Net realized gain
   (loss) on futures
   contracts.............          (655)            --              --              1,154            --                 --
  Net realized gain
   (loss) on forward
   foreign currency
   contracts.............        13,093                    1          (14)          1,912            --                 --
  Net realized gain
   (loss) on option
   contracts.............       --                  --              --            --                 --                 --
  Net realized gain
   (loss) on foreign
   currency
   transactions..........           618                    9            6          (1,725)           --                 --
  Net unrealized
   appreciation
   (depreciation) of
   investments...........       (50,326)          (1,081,161)      (2,081)         58,602             11,569            --
  Net unrealized
   appreciation
   (depreciation) of
   futures contracts.....        (1,165)            --              --                231            --                 --
  Net unrealized
   appreciation
   (depreciation) of
   forward foreign
   currency contracts....        (7,040)            --              --            --                 --                 --
  Net unrealized
   appreciation
   (depreciation) on
   translation of other
   assets and liabilities
   in foreign
   currencies............           529             --                  8              68            --                 --
  Net unrealized
   appreciation
   (depreciation) of
   option contracts......           173             --              --            --                 --                 --
                               --------          -----------      -------        --------            -------            -------
  Net realized and
   unrealized gain (loss)
   on investments........       (38,553)            (444,228)      (4,391)         48,244              9,891                (33)
                               --------          -----------      -------        --------            -------            -------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      $(27,566)         $  (102,930)     $   739        $113,488            $29,996            $67,767
                               ========          ===========      =======        ========            =======            =======

______________________________________ 71 ______________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2000
 (000'S OMITTED)

                             HARTFORD     HARTFORD GLOBAL
                           GLOBAL HEALTH    TECHNOLOGY
                             HLS FUND*       HLS FUND*
                           -------------  ---------------
OPERATIONS:
  Net investment income
   (loss)................    $    236        $   (171)
  Net realized gain
   (loss) on
   investments...........       2,831         (12,703)
  Net unrealized
   appreciation
   (depreciation) of
   investments...........      16,854         (25,548)
                             --------        --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      19,921         (38,422)
                             --------        --------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............        (256)        --
    Class IB.............         (15)        --
  From net realized gain
   on investments
    Class IA.............      (2,914)        --
    Class IB.............        (220)        --
                             --------        --------
    Total
     distributions.......      (3,405)        --
                             --------        --------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............     107,970         106,858
    Class IB.............       8,394          10,180
                             --------        --------
      Net increase
      (decrease) from
      capital share
      transactions.......     116,364         117,038
                             --------        --------
      Net increase
      (decrease) in net
      assets.............     132,880          78,616
NET ASSETS:
  Beginning of period....      --             --
                             --------        --------
  End of period..........    $132,880        $ 78,616
                             ========        ========
  Accumulated
   undistributed
   (distribution in
   excess of) net
   investment income.....    $     (2)       $--
                             ========        ========

* From inception, May 1, 2000, to December 31, 2000.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 72 ______________________________________

                                                                                     HARTFORD
                              HARTFORD      HARTFORD CAPITAL      HARTFORD         INTERNATIONAL       HARTFORD
                            SMALL COMPANY     APPRECIATION         MIDCAP          OPPORTUNITIES    GLOBAL LEADERS
                           HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.     HLS FUND, INC.       HLS FUND
                           ---------------  ----------------  -----------------  -----------------  --------------
OPERATIONS:
  Net investment income
   (loss)................      $     (9)       $   59,836        $   (1,096)        $   17,827         $  2,841
  Net realized gain
   (loss) on
   investments...........       (22,797)        2,667,437           190,562            113,522          (35,518)
  Net unrealized
   appreciation
   (depreciation) of
   investments...........      (134,858)       (1,658,277)           29,809           (386,603)         (16,403)
                               --------        ----------        ----------         ----------         --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      (157,664)        1,068,996           219,275           (255,254)         (49,080)
                               --------        ----------        ----------         ----------         --------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............       --                (62,140)         --                  (21,816)          (2,812)
    Class IB.............       --                   (727)         --                     (198)            (109)
  From net realized gain
   on investments
    Class IA.............      (117,755)       (1,266,215)          (56,118)          (171,516)          (2,622)
    Class IB.............        (3,080)           (7,838)             (520)            (1,224)             (38)
                               --------        ----------        ----------         ----------         --------
    Total
     distributions.......      (120,835)       (1,336,920)          (56,638)          (194,754)          (5,581)
                               --------        ----------        ----------         ----------         --------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............       421,643         1,881,017           938,959            198,402          445,754
    Class IB.............        39,207           118,867            50,484             18,858           27,549
                               --------        ----------        ----------         ----------         --------
      Net increase
      (decrease) from
      capital share
      transactions.......       460,850         1,999,884           989,443            217,260          473,303
                               --------        ----------        ----------         ----------         --------
      Net increase
      (decrease) in net
      assets.............       182,351         1,731,960         1,152,080           (232,748)         418,642
NET ASSETS:
  Beginning of period....       767,502         7,985,996           672,714          1,578,039          179,744
                               --------        ----------        ----------         ----------         --------
  End of period..........      $949,853        $9,717,956        $1,824,794         $1,345,291         $598,386
                               ========        ==========        ==========         ==========         ========
  Accumulated
   undistributed
   (distribution in
   excess of) net
   investment income.....      $--             $      265        $        1         $      781         $   (196)
                               ========        ==========        ==========         ==========         ========

                                               HARTFORD
                               HARTFORD       GROWTH AND
                                 STOCK          INCOME
                            HLS FUND, INC.     HLS FUND
                           -----------------  ----------
OPERATIONS:
  Net investment income
   (loss)................     $    59,645      $  1,374
  Net realized gain
   (loss) on
   investments...........         681,114        11,716
  Net unrealized
   appreciation
   (depreciation) of
   investments...........      (1,415,711)      (35,267)
                              -----------      --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        (674,952)      (22,177)
                              -----------      --------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............         (61,375)       (1,380)
    Class IB.............            (761)          (45)
  From net realized gain
   on investments
    Class IA.............      (1,024,729)       (5,261)
    Class IB.............          (8,655)         (104)
                              -----------      --------
    Total
     distributions.......      (1,095,520)       (6,790)
                              -----------      --------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............       1,943,031       205,939
    Class IB.............         105,713        15,959
                              -----------      --------
      Net increase
      (decrease) from
      capital share
      transactions.......       2,048,744       221,898
                              -----------      --------
      Net increase
      (decrease) in net
      assets.............         278,272       192,931
NET ASSETS:
  Beginning of period....       9,447,823       201,872
                              -----------      --------
  End of period..........     $ 9,726,095      $394,803
                              ===========      ========
  Accumulated
   undistributed
   (distribution in
   excess of) net
   investment income.....     $         1      $ --
                              ===========      ========

* From inception, May 1, 2000, to December 31, 2000.

______________________________________ 73 ______________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE PERIOD ENDED DECEMBER 31, 2000
 (000'S OMITTED)

                               HARTFORD
                             DIVIDEND AND         HARTFORD
                                GROWTH              INDEX
                            HLS FUND, INC.     HLS FUND, INC.
                           -----------------  -----------------
OPERATIONS:
  Net investment income
   (loss)................     $   51,664         $   19,306
  Net realized gain
   (loss) on
   investments...........        208,473             37,451
  Net unrealized
   appreciation
   (depreciation) of
   investments...........         51,412           (307,023)
                              ----------         ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        311,549           (250,266)
                              ----------         ----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............        (50,034)           (19,512)
    Class IB.............           (498)              (119)
  From net realized gain
   on investments
    Class IA.............       (282,315)           (24,784)
    Class IB.............         (1,888)               (37)
                              ----------         ----------
    Total
     distributions.......       (334,735)           (44,452)
                              ----------         ----------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............          5,708             98,949
    Class IB.............         18,931             17,594
                              ----------         ----------
      Net increase
      (decrease) from
      capital share
      transactions.......         24,639            116,543
                              ----------         ----------
      Net increase
      (decrease) in net
      assets.............          1,453           (178,175)
NET ASSETS:
  Beginning of period....      3,223,819          2,581,447
                              ----------         ----------
  End of period..........     $3,225,272         $2,403,272
                              ==========         ==========
  Accumulated
   undistributed
   (distribution in
   excess of) net
   investment income.....     $    1,732         $       (4)
                              ==========         ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 74 ______________________________________

                               HARTFORD                                                               HARTFORD
                             INTERNATIONAL        HARTFORD         HARTFORD        HARTFORD           MORTGAGE
                               ADVISERS           ADVISERS        HIGH YIELD         BOND            SECURITIES
                            HLS FUND, INC.     HLS FUND, INC.      HLS FUND     HLS FUND, INC.     HLS FUND, INC.
                           -----------------  -----------------  ------------  -----------------  -----------------
OPERATIONS:
  Net investment income
   (loss)................      $ 10,987          $   341,298      $    5,130      $   65,244          $ 20,105
  Net realized gain
   (loss) on
   investments...........        19,276              636,933          (2,318)        (10,657)           (1,678)
  Net unrealized
   appreciation
   (depreciation) of
   investments...........       (57,829)          (1,081,161)         (2,073)         58,901            11,569
                               --------          -----------      ----------      ----------          --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       (27,566)            (102,930)            739         113,488            29,996
                               --------          -----------      ----------      ----------          --------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............       (22,528)            (108,406)         (4,909)         (4,427)           (2,172)
    Class IB.............          (231)              (1,821)           (181)            (94)               (2)
  From net realized gain
   on investments
    Class IA.............       (26,883)          (1,188,034)        --             --                 --
    Class IB.............           (97)             (15,623)        --             --                 --
                               --------          -----------      ----------      ----------          --------
    Total
     distributions.......       (49,739)          (1,313,884)         (5,090)         (4,521)           (2,174)
                               --------          -----------      ----------      ----------          --------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............        65,319              745,076          17,561         (52,284)          (56,720)
    Class IB.............         5,276              134,279           2,558          13,233             1,094
                               --------          -----------      ----------      ----------          --------
      Net increase
      (decrease) from
      capital share
      transactions.......        70,595              879,355          20,119         (39,051)          (55,626)
                               --------          -----------      ----------      ----------          --------
      Net increase
      (decrease) in net
      assets.............        (6,710)            (537,459)         15,768          69,916           (27,804)
NET ASSETS:
  Beginning of period....       396,158           14,220,213          52,833         994,678           339,777
                               --------          -----------      ----------      ----------          --------
  End of period..........      $389,448          $13,682,754      $   68,601      $1,064,594          $311,973
                               ========          ===========      ==========      ==========          ========
  Accumulated
   undistributed
   (distribution in
   excess of) net
   investment income.....      $ (2,890)         $   261,292      $       79      $   62,016          $ 20,105
                               ========          ===========      ==========      ==========          ========


                               HARTFORD
                             MONEY MARKET
                            HLS FUND, INC.
                           -----------------
OPERATIONS:
  Net investment income
   (loss)................     $   67,800
  Net realized gain
   (loss) on
   investments...........            (33)
  Net unrealized
   appreciation
   (depreciation) of
   investments...........       --
                              ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         67,767
                              ----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............        (66,782)
    Class IB.............           (985)
  From net realized gain
   on investments
    Class IA.............       --
    Class IB.............       --
                              ----------
    Total
     distributions.......        (67,767)
                              ----------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............        (15,161)
    Class IB.............         27,466
                              ----------
      Net increase
      (decrease) from
      capital share
      transactions.......         12,305
                              ----------
      Net increase
      (decrease) in net
      assets.............         12,305
NET ASSETS:
  Beginning of period....      1,266,240
                              ----------
  End of period..........     $1,278,545
                              ==========
  Accumulated
   undistributed
   (distribution in
   excess of) net
   investment income.....     $ --
                              ==========

______________________________________ 75 ______________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1999
 (000'S OMITTED)

                               HARTFORD           HARTFORD
                                 SMALL             CAPITAL
                                COMPANY         APPRECIATION
                            HLS FUND, INC.     HLS FUND, INC.
                           -----------------  -----------------
OPERATIONS:
  Net investment income
   (loss)................      $ (1,976)         $   29,591
  Net realized gain
   (loss)................       147,233           1,275,672
  Net unrealized
   appreciation
   (depreciation) of
   investments...........       121,502             843,016
                               --------          ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       266,759           2,148,279
                               --------          ----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............       --                  (24,014)
    Class IB.............       --                      (48)
  From net realized gain
   on investments
    Class IA.............          (986)           (373,170)
    Class IB.............           (14)             (2,166)
                               --------          ----------
    Total
     distributions.......        (1,000)           (399,398)
                               --------          ----------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............       143,679             409,059
    Class IB.............         6,634              14,635
                               --------          ----------
      Net increase
      (decrease) from
      capital share
      transactions.......       150,313             423,694
                               --------          ----------
      Net increase
      (decrease) in net
      assets.............       416,072           2,172,575
NET ASSETS:
  Beginning of year......       351,430           5,813,421
                               --------          ----------
  End of year............      $767,502          $7,985,996
                               ========          ==========
  Accumulated
   undistributed
   (distribution in
   excess of) net
   investment income.....      $--               $    4,106
                               ========          ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 76 ______________________________________

                                                  HARTFORD                                           HARTFORD       HARTFORD
                               HARTFORD         INTERNATIONAL       HARTFORD         HARTFORD       GROWTH AND    DIVIDEND AND
                                MIDCAP          OPPORTUNITIES    GLOBAL LEADERS        STOCK          INCOME         GROWTH
                            HLS FUND, INC.     HLS FUND, INC.       HLS FUND      HLS FUND, INC.     HLS FUND    HLS FUND, INC.
                           -----------------  -----------------  --------------  -----------------  ----------  -----------------
OPERATIONS:
  Net investment income
   (loss)................      $   (454)         $   15,472         $    294        $   65,458       $    556      $   50,807
  Net realized gain
   (loss)................        74,257             200,446            2,921         1,025,417          4,442         275,966
  Net unrealized
   appreciation
   (depreciation) of
   investments...........        87,292             249,333           33,754           408,912         17,369        (162,878)
                               --------          ----------         --------        ----------       --------      ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       161,095             465,251           36,969         1,499,787         22,367         163,895
                               --------          ----------         --------        ----------       --------      ----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............       --                  (15,254)            (230)          (64,230)          (540)        (51,585)
    Class IB.............       --                      (27)         --                   (286)        --                (241)
  From net realized gain
   on investments
    Class IA.............       (27,866)           --                   (836)         (619,032)        (1,244)       (120,723)
    Class IB.............       --                 --                --                 (6,821)        --                (820)
                               --------          ----------         --------        ----------       --------      ----------
    Total
     distributions.......       (27,866)            (15,281)          (1,066)         (690,369)        (1,784)       (173,369)
                               --------          ----------         --------        ----------       --------      ----------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............       395,957             (71,217)         138,031         1,405,977        155,966         185,464
    Class IB.............            34               1,929               11            39,215         --               7,935
                               --------          ----------         --------        ----------       --------      ----------
      Net increase
      (decrease) from
      capital share
      transactions.......       395,991             (69,288)         138,042         1,445,192        155,966         193,399
                               --------          ----------         --------        ----------       --------      ----------
      Net increase
      (decrease) in net
      assets.............       529,220             380,682          173,945         2,254,610        176,549         183,925
NET ASSETS:
  Beginning of year......       143,494           1,197,357            5,799         7,193,213         25,323       3,039,894
                               --------          ----------         --------        ----------       --------      ----------
  End of year............      $672,714          $1,578,039         $179,744        $9,447,823       $201,872      $3,223,819
                               ========          ==========         ========        ==========       ========      ==========
  Accumulated
   undistributed
   (distribution in
   excess of) net
   investment income.....      $--               $    6,910         $     (8)       $    2,443       $     16      $    1,000
                               ========          ==========         ========        ==========       ========      ==========

______________________________________ 77 ______________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1999
 (000'S OMITTED)

                                                  HARTFORD
                               HARTFORD         INTERNATIONAL
                                 INDEX            ADVISERS
                            HLS FUND, INC.     HLS FUND, INC.
                           -----------------  -----------------
OPERATIONS:
  Net investment income
   (loss)................     $   20,580          $  8,380
  Net realized gain
   (loss)................         26,366            28,197
  Net unrealized
   appreciation
   (depreciation) of
   investments...........        369,300            34,812
                              ----------          --------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        416,246            71,389
                              ----------          --------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............        (23,998)           (7,000)
    Class IB.............       --                 --
  From net realized gain
   on investments
    Class IA.............        (32,134)          --
    Class IB.............       --                 --
                              ----------          --------
    Total
     distributions.......        (56,132)           (7,000)
                              ----------          --------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............        375,206            45,907
    Class IB.............             10                10
                              ----------          --------
      Net increase
      (decrease) from
      capital share
      transactions.......        375,216            45,917
                              ----------          --------
      Net increase
      (decrease) in net
      assets.............        735,330           110,306
NET ASSETS:
  Beginning of year......      1,846,117           285,852
                              ----------          --------
  End of year............     $2,581,447          $396,158
                              ==========          ========
  Accumulated
   undistributed
   (distribution in
   excess of) net
   investment income.....     $      279          $  3,453
                              ==========          ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 78 ______________________________________

                                                                                 HARTFORD
                               HARTFORD        HARTFORD       HARTFORD           MORTGAGE           HARTFORD
                               ADVISERS       HIGH YIELD        BOND            SECURITIES        MONEY MARKET
                            HLS FUND, INC.     HLS FUND    HLS FUND, INC.     HLS FUND, INC.     HLS FUND, INC.
                           -----------------  ----------  -----------------  -----------------  -----------------
OPERATIONS:
  Net investment income
   (loss)................     $   320,122      $ 3,011        $ 58,520           $ 21,174          $   51,798
  Net realized gain
   (loss)................       1,204,133         (207)        (18,937)            (6,344)                 22
  Net unrealized
   appreciation
   (depreciation) of
   investments...........        (201,834)      (1,513)        (58,549)            (9,624)           --
                              -----------      -------        --------           --------          ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       1,322,421        1,291         (18,966)             5,206              51,820
                              -----------      -------        --------           --------          ----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............        (294,115)      (2,961)        (53,765)           (18,999)            (51,532)
    Class IB.............          (2,712)          (6)           (836)                (1)               (266)
  From net realized gain
   on investments
    Class IA.............        (985,224)          (6)         (6,265)           --                      (22)
    Class IB.............         (10,510)       --                (48)           --                 --
                              -----------      -------        --------           --------          ----------
    Total
     distributions.......      (1,292,561)      (2,973)        (60,914)           (19,000)            (51,820)
                              -----------      -------        --------           --------          ----------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............       2,243,273       39,929         155,219             (3,273)            384,950
    Class IB.............         106,955            2          11,574                 10               6,625
                              -----------      -------        --------           --------          ----------
      Net increase
      (decrease) from
      capital share
      transactions.......       2,350,228       39,931         166,793             (3,263)            391,575
                              -----------      -------        --------           --------          ----------
      Net increase
      (decrease) in net
      assets.............       2,380,088       38,249          86,913            (17,057)            391,575
NET ASSETS:
  Beginning of year......      11,840,125       14,584         907,765            356,834             874,665
                              -----------      -------        --------           --------          ----------
  End of year............     $14,220,213      $52,833        $994,678           $339,777          $1,266,240
                              ===========      =======        ========           ========          ==========
  Accumulated
   undistributed
   (distribution in
   excess of) net
   investment income.....     $    30,239      $    48        $  4,520           $  2,174          $ --
                              ===========      =======        ========           ========          ==========

______________________________________ 79 ______________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
 ($000 OMITTED)
 1.  ORGANIZATION:

    Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., Hartford Advisers Fund HLS
    Fund, Inc., Hartford Bond HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Money Market HLS Fund, Inc. and Hartford
    Series Fund, Inc. (comprised of eight portfolios, of which the following are included in these financial statements: Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund and Hartford High Yield HLS Fund) (each a "Fund" or together the "Funds") are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission
    (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies, except for Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund which are non-diversified.

    The Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies) as well as certain qualified retirement plans. The Hartford Life Insurance Companies are affiliates of the Funds. The Funds, which have different investment goals and policies, are described below.

       Hartford Global Health HLS Fund                     Seeks long-term capital appreciation by investing
                                                           at least 80% of its total assets in the equity
                                                           securities of health care companies worldwide.
       Hartford Global Technology HLS Fund                 Seeks long-term capital appreciation by investing
                                                           at least 80% of its total assets in the equity
                                                           securities of technology companies worldwide.
       Hartford Small Company HLS Fund, Inc.               Seeks maximum capital appreciation by investing at
                                                           least 65% of its total assets in common stocks of
                                                           companies with a market capitalization within the
                                                           range represented by the Russell 2000 Index.
       Hartford Capital Appreciation HLS Fund, Inc.        Seeks growth of capital through investment in
                                                           equity securities of companies with high growth
                                                           potential, including small, medium and large
                                                           companies.
       Hartford MidCap HLS Fund, Inc.                      Seeks long-term capital growth through capital
                                                           appreciation by investing primarily in equity
                                                           securities with market capitalizations within the
                                                           range represented by the S&P's MidCap 400 Index.
       Hartford International Opportunities HLS            Seeks growth of capital through investing
        Fund, Inc.                                         primarily in foreign equity securities issues.
       Hartford Global Leaders HLS Fund                    Seeks growth of capital by investing primarily in
                                                           equity securities issued by U.S. and non-U.S.
                                                           companies.
       Hartford Stock HLS Fund, Inc.                       Seeks long-term capital growth through investment
                                                           in a diversified portfolio of equity securities.
       Hartford Growth and Income HLS Fund                 Seeks growth of capital and current income by
                                                           investing primarily in equity securities with
                                                           earnings growth potential and steady or rising
                                                           dividends.
       Hartford Dividend and Growth HLS Fund, Inc.         Seeks a high level of current income consistent
                                                           with growth of capital and moderate investment
                                                           risk. Primary investments are equity securities
                                                           and securities convertible into equity securities
                                                           that typically have above average yield.
       Hartford Index HLS Fund, Inc.                       Seeks to approximate the price and yield
                                                           performance represented by the Standard & Poor's
                                                           500 Composite Stock Price Index through
                                                           investments in common stocks.
       Hartford International Advisers HLS Fund, Inc.      Seeks a long-term total rate of return consistent
                                                           with moderate risk. Investments include a mix of
                                                           debt, equity and money market instruments
                                                           primarily with foreign issuers.

______________________________________ 80 ______________________________________

       Hartford Advisers HLS Fund, Inc.                    Seeks maximum long-term total rate of return
                                                           (capital growth and current income) through
                                                           investment in a varying mix of stocks, bonds and
                                                           money market instruments.
       Hartford High Yield HLS Fund                        Seeks high current income by investing in high
                                                           yield, below investment grade securities. Growth
                                                           of capital is a secondary objective.
       Hartford Bond HLS Fund, Inc.                        Seeks maximum current income consistent with
                                                           preservation of capital through investing
                                                           primarily in debt securities.
       Hartford Mortgage Securities HLS Fund, Inc.         Seeks a high level of current income by investing
                                                           primarily in mortgage-related securities,
                                                           including securities issued by The Government
                                                           National Mortgage Association.
       Hartford Money Market HLS Fund, Inc.                Seeks a high level of current income consistent
                                                           with liquidity and preservation of capital through
                                                           investment in money-market securities.

    Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

   b) SECURITY VALUATION--Equity securities are valued at the last sales price reported on principal securities exchanges on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded as of the close of business on the day the securities are being valued. If no sale occurred on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of each business day. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at their fair values under the direction of the Funds' Board of Directors.

      Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in Hartford Money Market HLS Fund, Inc., are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments purchased with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost

   c) FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

      The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

______________________________________ 81 ______________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2000
 ($000 OMITTED)

      Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

   d) REPURCHASE AGREEMENTS--A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the Fund's custodian, State Street Bank.

      Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Global Leaders HLS Fund, Hartford Stock HLS Fund, Inc., Hartford Growth and Income HLS Fund, Hartford Dividend and Growth HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc. and Hartford Advisers HLS Fund, Inc., together with other investment management companies having investment advisory agreements with Wellington Management Company, LLP (Wellington), have an interest in a $2,231,903 joint repurchase agreement dated 12/29/00 with State Street Bank, 6.002% due 01/02/01. This joint repurchase agreement is collateralized by $2,051,338 U.S. Treasury Bonds 6.875% - 12.00% due 11/15/12--08/15/25 and $224,345 U.S. Treasury Strips 0.00% due
      02/15/07--08/15/20. The maturity amounts are as follows:


           FUND                                                MATURITY AMOUNT
           --------------------------------------------------  ---------------
           Hartford Global Health HLS Fund...................    $    5,029
           Hartford Global Technology HLS Fund...............         3,081
           Hartford Small Company HLS Fund, Inc..............       125,042
           Hartford Capital Appreciation HLS Fund, Inc.......     1,052,171
           Hartford MidCap HLS Fund, Inc.....................        68,267
           Hartford International Opportunities HLS
            Fund, Inc........................................       158,630
           Hartford Global Leaders HLS Fund..................        45,982
           Hartford Stock HLS Fund, Inc......................       218,515
           Hartford Growth and Income HLS Fund...............         6,203
           Hartford Dividend and Growth HLS Fund, Inc........        72,207
           Hartford International Advisers HLS Fund, Inc.....        48,875
           Hartford Advisers HLS Fund, Inc...................       276,791

      Hartford Index HLS Fund, Inc., Hartford High Yield HLS Fund, Hartford Bond HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc. and Hartford Money Market HLS Fund, Inc. together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (HIMCO) have an interest in a $252,107 joint repurchase agreement dated 12/29/00 with State Street Bank, 6.00% due 01/02/01. This joint repurchase agreement is collateralized by $252,275 U.S. Treasury Bonds 5.625% - 10.00% due 05/15/08--08/15/27. The maturity amounts are as follows:


           FUND                                                MATURITY AMOUNT
           --------------------------------------------------  ---------------
           Hartford Index HLS Fund, Inc......................     $ 13,072
           Hartford High Yield HLS Fund......................        7,048
           Hartford Bond HLS Fund, Inc.......................      114,093
           Hartford Mortgage Securities HLS Fund, Inc........        5,115
           Hartford Money Market HLS Fund, Inc...............       85,732

   e) JOINT TRADING ACCOUNT--Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by HIMCO or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.
______________________________________ 82 ______________________________________

   f) FUTURES, OPTIONS ON FUTURES AND OPTIONS TRANSACTIONS--The Funds enter into futures contracts to retain their cash balance and yet be exposed to the market, thereby providing the liquidity necessary to accommodate redemptions while at the same time providing shareholders with the investment return of a fully invested portfolio. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in cash, receivables and other assets as applicable, in the Fund's Statement of Net Assets.

      At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

      The use of futures contracts involves elements of market and counter party risk, which may exceed the amounts recognized in the Statements of Net Assets. Change in the value of the futures contracts may decrease the effectiveness of the Fund's strategies and potentially result in loss.

      The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets as cash, receivables and other assets and subsequently "marked-to-market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option, which the Fund has purchased, expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid to buy the call.

______________________________________ 83 ______________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2000
 ($000 OMITTED)

      The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option at an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. The Funds' option activity was as follows for the year ended December 31, 2000:

                     OPTION CONTRACTS ACTIVITY DURING THE YEAR

                                                         HARTFORD GROWTH AND    HARTFORD DIVIDEND AND   HARTFORD INTERNATIONAL
                                                              INCOME HLS             GROWTH HLS              ADVISERS HLS
                                                              FUND, INC.             FUND, INC.               FUND, INC.
                                                         --------------------   ---------------------   -----------------------
                                                         NUMBER OF   PREMIUM    NUMBER OF    PREMIUM    NUMBER OF     PREMIUM
                                                         CONTRACTS   AMOUNTS    CONTRACTS    AMOUNTS    CONTRACTS     AMOUNTS
                                                         ---------   --------   ---------   ---------   ----------   ----------
           CALLS WRITTEN
           Beginning of the year.......................      --        $ --         --        $  --           --        $ --
           Written during the year.....................       1         242          3          450        1,740          27
           Expired during the year.....................      --          --         (1)        (158)          --          --
           Closed during the year......................     p--         (37)        (1)        (116)          --          --
           Exercised during the year...................      --          --         --           --           --          --
                                                           ----        ----       ----        -----       ------        ----
           Balance at the end of the year..............       1        $205          1        $ 176        1,740        $ 27
                                                           ----        ----       ----        -----       ------        ----

                                                                                                     HARTFORD INTERNATIONAL
                                                                                                          ADVISERS HLS
                                                                                                           FUND, INC.
                                                                                                     -----------------------
                                                                                                     NUMBER OF     PREMIUM
                                                                                                     CONTRACTS     AMOUNTS
                                                                                                     ----------   ----------
           CALLS PURCHASED
           Beginning of the year..................................................................         --        $ --
           Purchased during the year..............................................................      3,480          33
           Expired during the year................................................................         --          --
           Closed during the year.................................................................         --          --
           Exercised during the year..............................................................         --          --
                                                                                                       ------        ----
           Balance at the end of the year.........................................................      3,480        $ 33
                                                                                                       ------        ----

                                                                                                     HARTFORD INTERNATIONAL
                                                                                                          ADVISERS HLS
                                                                                                           FUND, INC.
                                                                                                     -----------------------
                                                                                                     NUMBER OF     PREMIUM
                                                                                                     CONTRACTS     AMOUNTS
                                                                                                     ----------   ----------
           PUTS WRITTEN
           Beginning of the year..................................................................         --        $ --
           Written during the year................................................................      1,740          20
           Expired during the year................................................................         --          --
           Closed during the year.................................................................         --          --
           Exercised during the year..............................................................         --          --
                                                                                                       ------        ----
           Balance at the end of the year.........................................................      1,740        $ 20
                                                                                                       ------        ----

      p Due to the presentation of the financial statements in thousands, the number of contracts round to zero.

   g) FORWARD FOREIGN CURRENCY CONTRACTS--As of December 31, 2000, Hartford Global Health HLS Fund, Hartford Small Company HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Global Leaders HLS Fund

______________________________________ 84 ______________________________________
      and Hartford International Advisers HLS Fund, Inc., had entered into forward foreign currency exchange contracts that obligate the funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies. The forward foreign currency contracts' costs are included in cash, receivables and other assets as applicable, in the Funds' Statement of Net Assets.

      Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Net Assets. In addition, risk may arise upon entering into these contracts from the potential inability of the counter-parties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

   h) INDEXED SECURITIES--The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities are shown at market value in the Statement of Net Assets, if applicable. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

   i) SECURITIES LENDING--Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Global Leaders HLS Fund, Hartford Stock HLS Fund, Inc., Hartford Growth and Income HLS Fund, Hartford Dividend and Growth HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford High Yield HLS Fund and Hartford Bond HLS Fund, Inc., may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially. As of December 31, 2000, the market value of the securities loaned and the market value of the collateral were as follows:


                                                                        MARKET VALUE
                                                     MARKET VALUE OF        OF
           FUND                                      SECURITIES LOANED  COLLATERAL
           ----------------------------------------  -----------------  ------------
           Hartford Global Health HLS Fund.........     $   26,548       $   27,379
           Hartford Global Technology HLS Fund.....          7,385            7,740
           Hartford Small Company HLS
            Fund, Inc..............................        211,494          219,331
           Hartford Capital Appreciation HLS
            Fund, Inc..............................        389,063          402,094
           Hartford MidCap HLS Fund, Inc...........        258,023          268,467
           Hartford International Opportunities HLS
            Fund, Inc..............................        153,381          161,272
           Hartford Global Leaders HLS Fund........         40,008           41,777
           Hartford Stock HLS Fund, Inc............         79,361           82,483
           Hartford Dividend and Growth HLS
            Fund, Inc..............................        126,105          130,458
           Hartford Index HLS Fund, Inc............         57,882           59,876
           Hartford International Advisers HLS
            Fund, Inc..............................         23,163           24,236
           Hartford Advisers HLS Fund, Inc.........      1,651,896        1,686,995
           Hartford High Yield HLS Fund............          3,628            3,721
           Hartford Bond HLS Fund, Inc.............        253,952          259,107

   j) FEDERAL INCOME TAXES--For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

   k) FUND SHARE VALUATION AND DISTRIBUTIONS TO SHAREHOLDERS--Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that
______________________________________ 85 ______________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2000
 ($000 OMITTED)
      certain dividends for foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend data in the exercise of due diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

      Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all funds except the Hartford Money Market HLS Fund, Inc. is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

      Hartford Money Market HLS Fund, Inc. seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are distributed monthly.

      Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 7).

   l) USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

   m) RESTRICTED SECURITIES--Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Money Market HLS
      Fund, Inc., which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business, at approximately the price used to determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. At
      December 31, 2000, the Funds did not hold any restricted securities (excluding 144A issues).

 3.  EXPENSES:

   a) INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS--HL Investment Advisors, LLC (HL Advisors), an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to Investment Management Agreements approved by each Fund's Board of Directors and shareholders.

______________________________________ 86 ______________________________________

      The schedule below reflects the rates of compensation paid to HL Advisors for investment advisory services rendered, a portion of which is used to compensate Wellington or HIMCO:

                         HARTFORD INDEX HLS FUND, INC.

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
All Assets                                              0.200%

                  HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
                    AND HARTFORD MONEY MARKET HLS FUND, INC.

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
All Assets                                              0.250%

                          HARTFORD BOND HLS FUND, INC.
                       AND HARTFORD STOCK HLS FUND, INC.

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $250 million                                   0.325%
On next $250 million                                    0.300
On next $500 million                                    0.275
Over $1 billion                                         0.250

                     HARTFORD SMALL COMPANY HLS FUND, INC.,
                 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.,
                        HARTFORD MIDCAP HLS FUND, INC.,
              HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.,
                       HARTFORD GLOBAL LEADERS HLS FUND,
                      HARTFORD GROWTH AND INCOME HLS FUND,
                  HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.,
                HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.,
                      HARTFORD ADVISERS HLS FUND, INC. AND
                          HARTFORD HIGH YIELD HLS FUND

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $250 million                                   0.575%
On next $250 million                                    0.525
On next $500 million                                    0.475
Over $1 billion                                         0.425

                      HARTFORD GLOBAL HEALTH HLS FUND AND
                      HARTFORD GLOBAL TECHNOLOGY HLS FUND

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $250 million                                   0.650%
On next $250 million                                    0.600
Over $500 million                                       0.550

      Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to the Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Global Leaders HLS Fund, Hartford Stock HLS Fund, Inc., Hartford Growth and Income HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc. and Hartford Advisers HLS Fund, Inc.

      Pursuant to investment services agreements between HL Advisors and HIMCO, HIMCO provides the day-to-day investment management services to the Hartford Index HLS Fund, Inc., Hartford High Yield HLS Fund, Hartford

______________________________________ 87 ______________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2000
 ($000 OMITTED)
      Bond HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., and Hartford Money Market HLS Fund, Inc. HIMCO is a wholly-owned subsidiary of The Hartford.

      Wellington and HIMCO determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and HIMCO regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

   b) ADMINISTRATIVE SERVICES AGREEMENT--Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and each of the Funds, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

   c) OPERATING EXPENSES--Allocable expenses of the Funds are charged to each Fund based on the ratio of the net assets of each fund to the combined net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

   d) EXPENSE OFFSET--The Funds have entered into certain expense offset arrangements with the Custodian Bank. The amount of the Funds' expense reductions is shown on the accompanying Statements of Operations as Custodian fees expense offset.

   e) DISTRIBUTION PLAN FOR CLASS IB SHARES--Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

      Although the Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares, the Distributor has voluntarily agreed to waive 0.07% of the fee. This waiver may be withdrawn at any time after notice to shareholders. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

______________________________________ 88 ______________________________________

 4.  TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS:

    As of December 31, 2000, the aggregate gross unrealized appreciation and depreciation of all investments, based on cost for federal income tax purposes, was as follows:

                                                                  AGGREGATE GROSS   AGGREGATE GROSS   NET UNREALIZED
                                                                    UNREALIZED        UNREALIZED      APPRECIATION/
           FUND                                      TAX COST      APPRECIATION      DEPRECIATION     (DEPRECIATION)
           ----                                     -----------   ---------------   ---------------   --------------
           Hartford Global Health HLS Fund........      116,123         19,173             (2,459)          16,714
           Hartford Global Technology HLS Fund....      107,703          2,035            (29,953)         (27,918)
           Hartford Small Company HLS
           Fund, Inc..............................      987,676        157,823           (128,754)          29,069
           Hartford Capital Appreciation HLS
           Fund, Inc..............................    9,219,522      1,806,821         (1,318,808)         488,013
           Hartford MidCap HLS Fund, Inc..........    1,782,445        271,341           (184,567)          86,774
           Hartford International Opportunities
           HLS Fund, Inc..........................    1,480,803        106,520           (110,755)          (4,235)
           Hartford Global Leaders HLS Fund.......      606,319         42,386            (32,729)           9,657
           Hartford Stock HLS Fund, Inc...........    8,067,811      2,523,314         (1,041,362)       1,481,952
           Hartford Growth and Income HLS Fund....      409,400         49,608            (65,225)         (15,617)
           Hartford Dividend and Growth HLS
           Fund, Inc..............................    2,764,123        695,056           (225,098)         469,958
           Hartford Index HLS Fund, Inc...........    1,734,513        916,274           (240,529)         675,745
           Hartford International Advisers HLS
           Fund, Inc..............................      415,466         20,919            (20,917)               2
           Hartford Advisers HLS Fund, Inc........   11,567,622      2,696,607         (1,015,314)       1,681,293
           Hartford High Yield HLS Fund...........       71,983          1,265             (4,748)          (3,483)
           Hartford Bond HLS Fund, Inc............    1,090,445         32,314             (9,382)          22,932
           Hartford Mortgage Securities HLS
           Fund, Inc..............................      304,235          6,965               (331)           6,634

 5.  AFFILIATE HOLDINGS:

   a) As of December 31, 2000, HL Advisors held direct interests in shares as follows:

                                                                                 PERCENT OF                 PERCENT OF
           FUND                                                     CLASS IA    TOTAL SHARES   CLASS IB    TOTAL SHARES
           ----                                                     ---------   ------------   ---------   ------------
           Hartford Global Health HLS Fund........................     p --        0.00%          p --        0.00%
           Hartford Global Technology HLS Fund....................    9,000        8.04          1,000        8.67
           Hartford Growth and Income HLS Fund....................        -           -             10        0.09
           Hartford High Yield HLS Fund...........................        -           -            102        3.83
           Hartford Mortgage Securities HLS Fund, Inc.............        -           -              9        0.89

       p Due to the presentation of the financial statements in thousands, the number of shares round to zero.

______________________________________ 89 ______________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2000
 ($000 OMITTED)

   b) As of December 31, 2000, certain HL group pension contracts held direct interests in shares as follows:


                                                              PERCENT OF
           FUND                                      SHARES   TOTAL SHARES
           ----------------------------------------  -------  ------------
           Hartford Global Health HLS Fund.........      126        0.14%
           Hartford Global Technology HLS Fund.....       67        0.05
           Hartford Small Company HLS
            Fund, Inc..............................   15,524        2.76
           Hartford Capital Appreciation HLS
            Fund, Inc..............................   64,375        3.93
           Hartford MidCap Fund HLS Fund, Inc......    6,209        0.84
           Hartford International Opportunities HLS
            Fund, Inc..............................   17,643        1.79
           Hartford Global Leaders HLS Fund........   20,119        5.91
           Hartford Stock HLS Fund, Inc............   70,001        4.23
           Hartford Growth and Income HLS Fund.....    1,365        0.46
           Hartford Dividend and Growth HLS
            Fund, Inc..............................   13,760        0.91
           Hartford Index HLS Fund, Inc............   45,905        7.11
           Hartford International Advisers HLS
            Fund, Inc..............................    3,553        1.05
           Hartford Advisers HLS Fund, Inc.........  101,349        1.97
           Hartford High Yield HLS Fund............      179        0.25
           Hartford Bond HLS Fund, Inc.............   44,318        4.61
           Hartford Mortgage Securities HLS
            Fund, Inc..............................   13,851        5.05
           Hartford Money Market HLS Fund, Inc.....  115,157        9.01

 6.  INVESTMENT TRANSACTIONS:

      For the year ended December 31, 2000, aggregate purchases and sales of investment securities (excludes short-term investments) were as follows:


           FUND                                      COST OF PURCHASES  SALES PROCEEDS
           ----------------------------------------  -----------------  --------------
           Hartford Global Health HLS Fund.........     $  138,638        $   30,518
           Hartford Global Technology HLS Fund.....        203,238            88,282
           Hartford Small Company HLS
            Fund, Inc..............................      2,099,522         1,762,892
           Hartford Capital Appreciation HLS
            Fund, Inc..............................      9,707,476         9,273,722
           Hartford MidCap Fund HLS Fund, Inc......      2,718,765         1,778,860
           Hartford International Opportunities HLS
            Fund, Inc..............................      2,313,355         2,244,694
           Hartford Global Leaders HLS Fund........      1,994,788         1,538,751
           Hartford Stock HLS Fund, Inc............      4,720,686         3,643,673
           Hartford Growth and Income HLS Fund.....        446,401           233,844
           Hartford Dividend and Growth HLS
            Fund, Inc..............................      1,770,683         2,005,361
           Hartford Index HLS Fund, Inc............        267,104           169,412
           Hartford International Advisers HLS
            Fund, Inc..............................        711,575           630,173
           Hartford Advisers HLS Fund, Inc.........      5,420,804         5,408,766
           Hartford High Yield HLS Fund............         51,176            36,498
           Hartford Bond HLS Fund, Inc.............      1,555,908         1,528,741
           Hartford Mortgage Securities HLS
            Fund, Inc..............................      1,648,069         1,674,927

 7.  RECLASSIFICATION OF CAPITAL ACCOUNTS:

      In accordance with AICPA Statement of Position 93-2, DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and realized gains on a tax

______________________________________ 90 ______________________________________
      basis which is considered to be more informative to the shareholder. As of December 31, 2000 the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.


                                                ACCUMULATED      ACCUMULATED
                                                UNDISTRIBUTED   UNDISTRIBUTED
                                                (DISTRIBUTION   (DISTRIBUTION
                                                IN EXCESS OF)   IN EXCESS OF)
                                                NET INVESTMENT  NET REALIZED
           FUND                                   INCOME        GAIN ON INVESTMENTS  CAPITAL SURPLUS
           -----------------------------------  --------------  -------------------  ---------------
           Hartford Global Health HLS Fund....          33                  8               (41)
           Hartford Global Technology HLS
            Fund..............................         171           --                    (171)
           Hartford Small Company HLS
            Fund, Inc.........................           9                 (9)           --
           Hartford Capital Appreciation HLS
            Fund, Inc.........................        (810)               810            --
           Hartford MidCap HLS Fund, Inc......       1,097             (1,097)           --
           Hartford International
            Opportunities HLS Fund, Inc.......      (1,942)             1,942            --
           Hartford Global Leaders HLS Fund...        (108)               108            --
           Hartford Stock HLS Fund, Inc.......          49                (49)           --
           Hartford Growth and Income HLS
            Fund..............................          35                (35)           --
           Hartford Dividend and Growth HLS
            Fund, Inc.........................        (400)               400            --
           Hartford Index HLS Fund, Inc.......          42                (42)           --
           Hartford International Advisers HLS
            Fund, Inc.........................       5,429             (5,429)           --
           Hartford Advisers HLS
            Fund, Inc.........................         (18)                18            --
           Hartford High Yield HLS Fund.......          (8)                 8            --
           Hartford Bond HLS Fund, Inc........      (3,227)             3,227            --

 8.  CAPITAL LOSS CARRY FORWARD:

      At December 31, 2000, (tax year-end) the following Funds had capital loss carry forwards for U.S. Federal Tax purposes of approximately:


           FUND                                      AMOUNT   YEAR OF EXPIRATION
           ----------------------------------------  -------  ------------------
           Hartford Global Technology HLS Fund.....  $    64            2008
           Hartford High Yield HLS Fund............      146            2007
           Hartford High Yield HLS Fund............    2,132            2008
           Hartford Bond HLS Fund, Inc.............   12,948            2007
           Hartford Bond HLS Fund, Inc.............   12,693            2008
           Hartford Mortgage Securities HLS
            Fund, Inc..............................    7,251            2002
           Hartford Mortgage Securities HLS Fund,
            Inc....................................    6,081            2007
           Hartford Mortgage Securities HLS
            Fund, Inc..............................    2,016            2008

 9.  CAPITAL SHARE TRANSACTIONS:

      The following information is for the year ended December 31, 2000:


                                      HARTFORD GLOBAL HEALTH       HARTFORD GLOBAL      HARTFORD SMALL COMPANY
                                             HLS FUND            TECHNOLOGY HLS FUND        HLS FUND, INC.
                                      -----------------------  -----------------------  -----------------------
                                        SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                      ----------  -----------  ----------  -----------  ----------  -----------
           CLASS IA
           Shares sold..............      95,116  $   120,225     124,916  $   118,442     630,883  $ 1,320,723
           Shares issued on
            reinvestment of
            distributions...........       2,193        3,170      --          --           59,606      117,755
           Shares redeemed..........     (11,653)     (15,425)    (13,030)     (11,584)   (497,910)  (1,016,835)
                                      ----------  -----------  ----------  -----------  ----------  -----------
           Net Increase
            (Decrease)..............      85,656  $   107,970     111,886  $   106,858     192,579  $   421,643
                                      ==========  ===========  ==========  ===========  ==========  ===========

______________________________________ 91 ______________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2000
 ($000 OMITTED)


                                         HARTFORD CAPITAL                               HARTFORD INTERNATIONAL
                                         APPRECIATION HLS        HARTFORD MIDCAP HLS       OPPORTUNITIES HLS
                                            FUND, INC.               FUND, INC.               FUND, INC.
                                      -----------------------  -----------------------  -----------------------
                                        SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                      ----------  -----------  ----------  -----------  ----------  -----------
           CLASS IA
           Shares sold..............     231,719  $ 1,481,026     585,015  $ 1,403,743   2,911,648  $ 4,663,819
           Shares issued on
            reinvestment of
            distributions...........     224,607    1,328,355      23,769       56,118     124,985      193,332
           Shares redeemed..........    (145,797)    (928,364)   (217,251)    (520,902) (2,903,270)  (4,658,749)
                                      ----------  -----------  ----------  -----------  ----------  -----------
           Net Increase
            (Decrease)..............     310,529  $ 1,881,017     391,533  $   938,959     133,363  $   198,402
                                      ==========  ===========  ==========  ===========  ==========  ===========


                                      HARTFORD GLOBAL LEADERS    HARTFORD STOCK HLS       HARTFORD GROWTH AND
                                             HLS FUND                FUND, INC.             INCOME HLS FUND
                                      -----------------------  -----------------------  -----------------------
                                        SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                      ----------  -----------  ----------  -----------  ----------  -----------
           CLASS IA
           Shares sold..............     287,140  $   551,098     251,624  $ 1,571,846     200,076  $   284,231
           Shares issued on
            reinvestment of
            distributions...........       2,940        5,434     173,507    1,086,104       4,786        6,641
           Shares redeemed..........     (58,590)    (110,778)   (109,433)    (714,919)    (59,396)     (84.933)
                                      ----------  -----------  ----------  -----------  ----------  -----------
           Net Increase
            (Decrease)..............     231,490  $   445,754     315,698  $ 1,943,031     145,466  $   205,939
                                      ==========  ===========  ==========  ===========  ==========  ===========


                                                                                        HARTFORD INTERNATIONAL
                                       HARTFORD DIVIDEND AND     HARTFORD INDEX HLS          ADVISERS HLS
                                      GROWTH HLS FUND, INC.          FUND, INC.               FUND, INC.
                                      -----------------------  -----------------------  -----------------------
                                        SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                      ----------  -----------  ----------  -----------  ----------  -----------
           CLASS IA
           Shares sold..............     211,030  $   440,545     100,765  $   410,119      87,994  $   116,771
           Shares issued on
            reinvestment of
            distributions...........     168,458      332,349      11,190       44,296      40,505       49,411
           Shares redeemed..........    (370,178)    (767,186)    (87,375)    (355,466)    (77,325)    (100,863)
                                      ----------  -----------  ----------  -----------  ----------  -----------
           Net Increase
            (Decrease)..............       9,310  $     5,708      24,580  $    98,949      51,174  $    65,319
                                      ==========  ===========  ==========  ===========  ==========  ===========


                                       HARTFORD ADVISERS HLS     HARTFORD HIGH YIELD       HARTFORD BOND HLS
                                            FUND, INC.                HLS FUND                FUND, INC.
                                      -----------------------  -----------------------  -----------------------
                                        SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                      ----------  -----------  ----------  -----------  ----------  -----------
           CLASS IA
           Shares sold..............     345,772  $   957,673      36,855  $    36,850     166,759  $   172,712
           Shares issued on
            reinvestment of
            distributions...........     480,213    1,296,440       5,226        4,909       4,294        4,427
           Shares redeemed..........    (536,574)  (1,509,037)    (24,188)     (24,198)   (223,527)    (229,423)
                                      ----------  -----------  ----------  -----------  ----------  -----------
           Net Increase
            (Decrease)..............     289,411  $   745,076      17,893  $    17,561     (52,474) $   (52,284)
                                      ==========  ===========  ==========  ===========  ==========  ===========

______________________________________ 92 ______________________________________

                                           HARTFORD MORTGAGE SECURITIES   HARTFORD MONEY MARKET HLS
                                                  HLS FUND, INC.                 FUND, INC.
                                           -----------------------------  -------------------------
                                              SHARES          AMOUNT        SHARES        AMOUNT
                                           -------------  --------------  -----------  ------------
           CLASS IA
           Shares sold...................       54,308     $    57,862     8,049,574   $ 8,049,574
           Shares issued on reinvestment
            of distributions.............        2,046           2,172        66,782        66,782
           Shares redeemed...............     (110,139)       (116,754)   (8,131,517)   (8,131,517)
                                            ----------     -----------    ----------   -----------
           Net Increase (Decrease).......      (53,785)    $   (56,720)      (15,161)  $   (15,161)
                                            ==========     ===========    ==========   ===========


                                                                   HARTFORD GLOBAL
                                      HARTFORD GLOBAL HEALTH         TECHNOLOGY         HARTFORD SMALL COMPANY
                                             HLS FUND                 HLS FUND              HLS FUND, INC.
                                      -----------------------  -----------------------  -----------------------
                                        SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                      ----------  -----------  ----------  -----------  ----------  -----------
           CLASS IB
           Shares sold..............       7,397  $     9,591      11,608  $    10,237      27,819  $    53,619
           Shares issued on
            reinvestment of
            distributions...........         163          235      --          --            1,561        3,080
           Shares redeemed..........      (1,073)      (1,432)        (72)         (57)     (9,702)     (17,492)
                                      ----------  -----------  ----------  -----------  ----------  -----------
           Net Increase
            (Decrease)..............       6,487  $     8,394      11,536  $    10,180      19,678  $    39,207
                                      ==========  ===========  ==========  ===========  ==========  ===========


                                         HARTFORD CAPITAL                               HARTFORD INTERNATIONAL
                                         APPRECIATION HLS        HARTFORD MIDCAP HLS       OPPORTUNITIES HLS
                                            FUND, INC.               FUND, INC.               FUND, INC.
                                      -----------------------  -----------------------  -----------------------
                                        SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                      ----------  -----------  ----------  -----------  ----------  -----------
           CLASS IB
           Shares sold..............      18,255  $   113,399      21,275  $    52,108      34,548  $    50,609
           Shares issued on
            reinvestment of
            distributions...........       1,448        8,565         219          520         923        1,422
           Shares redeemed..........        (501)      (3,097)       (900)      (2,144)    (23,494)     (33,173)
                                      ----------  -----------  ----------  -----------  ----------  -----------
           Net Increase
            (Decrease)..............      19,202  $   118,867      20,594  $    50,484      11,977  $    18,858
                                      ==========  ===========  ==========  ===========  ==========  ===========


                                      HARTFORD GLOBAL LEADERS    HARTFORD STOCK HLS       HARTFORD GROWTH AND
                                             HLS FUND                FUND, INC.             INCOME HLS FUND
                                      -----------------------  -----------------------  -----------------------
                                        SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                      ----------  -----------  ----------  -----------  ----------  -----------
           CLASS IB
           Shares sold..............      15,113  $    28,344      15,461  $    99,239      11,806  $    16,746
           Shares issued on
            reinvestment of
            distributions...........          82          147       1,509        9,416         109          149
           Shares redeemed..........        (506)        (942)       (457)      (2,942)       (663)        (936)
                                      ----------  -----------  ----------  -----------  ----------  -----------
           Net Increase
            (Decrease)..............      14,689  $    27,549      16,513  $   105,713      11,252       15,959
                                      ==========  ===========  ==========  ===========  ==========  ===========

______________________________________ 93 ______________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2000
 ($000 OMITTED)

                                       HARTFORD DIVIDEND AND     HARTFORD INDEX HLS      HARTFORD INTERNATIONAL
                                       GROWTH HLS FUND, INC.         FUND, INC.          ADVISERS HLS FUND, INC.
                                      -----------------------  -----------------------  -------------------------
                                        SHARES      AMOUNT       SHARES      AMOUNT       SHARES        AMOUNT
                                      ----------  -----------  ----------  -----------  -----------  ------------
           CLASS IB
           Shares sold..............       9,211  $    19,050       4,513  $    18,190       4,675   $     5,956
           Shares issued on
            reinvestment of
            distributions...........       1,200        2,386          41          156         278           328
           Shares redeemed..........      (1,217)      (2,505)       (183)        (752)       (777)       (1,008)
                                      ----------  -----------  ----------  -----------  ----------   -----------
           Net Increase
            (Decrease)..............       9,194  $    18,931       4,371  $    17,594       4,176   $     5,276
                                      ==========  ===========  ==========  ===========  ==========   ===========


                                       HARTFORD ADVISERS HLS     HARTFORD HIGH YIELD       HARTFORD BOND HLS
                                            FUND, INC.                HLS FUND                FUND, INC.
                                      -----------------------  -----------------------  -----------------------
                                        SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                      ----------  -----------  ----------  -----------  ----------  -----------
           CLASS IB
           Shares sold..............      44,879  $   124,887       2,447  $     2,457      14,461  $    15,148
           Shares issued on
            reinvestment of
            distributions...........       6,465       17,444         184          181          91           94
           Shares redeemed..........      (2,896)      (8,052)        (71)         (80)     (1,946)      (2,009)
                                      ----------  -----------  ----------  -----------  ----------  -----------
           Net Increase
            (Decrease)..............      48,448  $   134,279       2,560  $     2,558      12,606  $    13,233
                                      ==========  ===========  ==========  ===========  ==========  ===========


                                              HARTFORD MORTGAGE
                                               SECURITIES HLS        HARTFORD MONEY MARKET
                                                 FUND, INC.             HLS FUND, INC.
                                           -----------------------  -----------------------
                                             SHARES      AMOUNT       SHARES      AMOUNT
                                           ----------  -----------  ----------  -----------
           CLASS IB
           Shares sold...................       1,223  $     1,339      92,669  $    92,669
           Shares issued on reinvestment
            of distributions.............           1            2         985          985
           Shares redeemed...............        (222)        (247)    (66,188)     (66,188)
                                           ----------  -----------  ----------  -----------
           Net Increase (Decrease).......       1,002  $     1,094      27,466  $    27,466
                                           ==========  ===========  ==========  ===========

      The following information is for the year ended December 31, 1999:


                                                                  HARTFORD CAPITAL
                                      HARTFORD SMALL COMPANY      APPRECIATION HLS        HARTFORD MIDCAP HLS
                                          HLS FUND, INC.             FUND, INC.               FUND, INC.
                                      -----------------------  -----------------------  -----------------------
                                        SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                      ----------  -----------  ----------  -----------  ----------  -----------
           CLASS IA
           Shares sold..............     449,381  $   730,074     217,405  $ 1,126,020     332,614  $   574,935
           Shares issued on
            reinvestment of
            distributions...........         466          986      87,389      397,183      14,799       27,768
           Shares redeemed..........    (369,178)    (587,381)   (218,690)  (1,114,145)   (119,536)    (206,746)
                                      ----------  -----------  ----------  -----------  ----------  -----------
           Net Increase
            (Decrease)..............      80,669  $   143,679      86,104  $   409,058     227,877  $   395,957
                                      ==========  ===========  ==========  ===========  ==========  ===========

______________________________________ 94 ______________________________________

                                      HARTFORD INTERNATIONAL
                                         OPPORTUNITIES HLS     HARTFORD GLOBAL LEADERS    HARTFORD STOCK HLS
                                            FUND, INC.                HLS FUND                FUND, INC.
                                      -----------------------  -----------------------  -----------------------
                                        SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                      ----------  -----------  ----------  -----------  ----------  -----------
           CLASS IA
           Shares sold..............   1,187,527  $ 1,833,048      93,679  $   143,929     235,051  $ 1,558,715
           Shares issued on
            reinvestment of
            distributions...........       8,503       15,254         553        1,016     110,769      683,262
           Shares redeemed..........  (1,239,799)  (1,919,519)     (4,786)      (6,915)   (125,298)    (836,000)
                                      ----------  -----------  ----------  -----------  ----------  -----------
           Net Increase
            (Decrease)..............     (43,769) $   (71,217)     89,446  $   138,030     220,522  $ 1,405,977
                                      ==========  ===========  ==========  ===========  ==========  ===========


                                        HARTFORD GROWTH AND     HARTFORD DIVIDEND AND     HARTFORD INDEX HLS
                                          INCOME HLS FUND      GROWTH HLS FUND, INC.          FUND, INC.
                                      -----------------------  -----------------------  -----------------------
                                        SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                      ----------  -----------  ----------  -----------  ----------  -----------
           CLASS IA
           Shares sold..............     124,786  $   162,232     180,203  $   388,544     168,042  $   636,888
           Shares issued on
            reinvestment of
            distributions...........       1,262        1,784      83,477      172,308      14,933       56,131
           Shares redeemed..........      (6,394)      (8,050)   (173,958)    (375,388)    (83,756)    (317,814)
                                      ----------  -----------  ----------  -----------  ----------  -----------
           Net Increase
            (Decrease)..............     119,654  $   155,966      89,722  $   185,464      99,219  $   375,205
                                      ==========  ===========  ==========  ===========  ==========  ===========


                                      HARTFORD INTERNATIONAL
                                           ADVISERS HLS         HARTFORD ADVISERS HLS     HARTFORD HIGH YIELD
                                            FUND, INC.               FUND, INC.                HLS FUND
                                      -----------------------  -----------------------  -----------------------
                                        SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                      ----------  -----------  ----------  -----------  ----------  -----------
           CLASS IA
           Shares sold..............      76,211  $    96,821     614,914  $ 1,778,190      44,460  $    46,499
           Shares issued on
            reinvestment of
            distributions...........       5,070        7,000     460,621    1,279,339       2,366        2,376
           Shares redeemed..........     (45,207)     (57,914)   (280,037)    (814,256)     (8,594)      (8,946)
                                      ----------  -----------  ----------  -----------  ----------  -----------
           Net Increase
            (Decrease)..............      36,074  $    45,907     795,498  $ 2,243,273      38,232  $    39,929
                                      ==========  ===========  ==========  ===========  ==========  ===========


                                                                  HARTFORD MORTGAGE
                                         HARTFORD BOND HLS         SECURITIES HLS        HARTFORD MONEY MARKET
                                            FUND, INC.               FUND, INC.             HLS FUND, INC.
                                      -----------------------  -----------------------  -----------------------
                                        SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                      ----------  -----------  ----------  -----------  ----------  -----------
           CLASS IA
           Shares sold..............     277,050  $   292,698      57,420  $    62,723   3,906,483  $ 3,906,483
           Shares issued on
            reinvestment of
            distributions...........      60,010       60,030      18,282       18,999      51,556       51,556
           Shares redeemed..........    (187,270)    (197,509)    (77,858)     (84,996) (3,573,089)  (3,573,089)
                                      ----------  -----------  ----------  -----------  ----------  -----------
           Net Increase
            (Decrease)..............     149,790  $   155,219      (2,156) $    (3,274)    384,950  $   384,950
                                      ==========  ===========  ==========  ===========  ==========  ===========

______________________________________ 95 ______________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2000
 ($000 OMITTED)

                                      HARTFORD SMALL COMPANY         HARTFORD CAPITAL           HARTFORD MIDCAP HLS
                                          HLS FUND, INC.        APPRECIATION HLS FUND, INC.         FUND, INC.
                                      -----------------------  -----------------------------  -----------------------
                                        SHARES      AMOUNT        SHARES          AMOUNT        SHARES      AMOUNT
                                      ----------  -----------  -------------  --------------  ----------  -----------
           CLASS IB
           Shares sold..............       4,417  $     7,086        2,435     $    12,892            18  $        34
           Shares issued on
            reinvestment of
            distributions...........           6           14          493           2,214        --          --
           Shares redeemed..........        (285)        (465)         (80)           (470)      p--          p--
                                      ----------  -----------   ----------     -----------    ----------  -----------
           Net Increase
            (Decrease)..............       4,138  $     6,635        2,848     $    14,636            18  $        34
                                      ==========  ===========   ==========     ===========    ==========  ===========


                                      HARTFORD INTERNATIONAL
                                         OPPORTUNITIES HLS     HARTFORD GLOBAL LEADERS    HARTFORD STOCK HLS
                                            FUND, INC.                HLS FUND                FUND, INC.
                                      -----------------------  -----------------------  -----------------------
                                        SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                      ----------  -----------  ----------  -----------  ----------  -----------
           CLASS IB
           Shares sold..............       1,365  $     2,144           5  $        10       4,730  $    33,043
           Shares issued on
            reinvestment of
            distributions...........          15           27           1            1       1,162        7,106
           Shares redeemed..........        (161)        (242)    p--          p--            (114)        (935)
                                      ----------  -----------  ----------  -----------  ----------  -----------
           Net Increase
            (Decrease)..............       1,219  $     1,929           6  $        11       5,778  $    39,214
                                      ==========  ===========  ==========  ===========  ==========  ===========


                                        HARTFORD GROWTH AND     HARTFORD DIVIDEND AND     HARTFORD INDEX HLS
                                          INCOME HLS FUND      GROWTH HLS FUND, INC.          FUND, INC.
                                      -----------------------  -----------------------  -----------------------
                                        SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                      ----------  -----------  ----------  -----------  ----------  -----------
           CLASS IB
           Shares sold..............      --      $   --            3,660  $     7,937           3  $        10
           Shares issued on
            reinvestment of
            distributions...........     p--          p--             516        1,061      --          --
           Shares redeemed..........      --          --             (492)      (1,063)     --          --
                                      ----------  -----------  ----------  -----------  ----------  -----------
           Net Increase
            (Decrease)..............     p--      $   p--           3,684  $     7,935           3  $        10
                                      ==========  ===========  ==========  ===========  ==========  ===========


                                      HARTFORD INTERNATIONAL
                                           ADVISERS HLS         HARTFORD ADVISERS HLS   HARTFORD HIGH YIELD HLS
                                            FUND, INC.               FUND, INC.                  FUND
                                      -----------------------  -----------------------  -----------------------
                                        SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                      ----------  -----------  ----------  -----------  ----------  -----------
           CLASS IB
           Shares sold..............           8  $        10      31,942  $    94,086      --      $   --
           Shares issued on
            reinvestment of
            distributions...........      --          --            4,765       13,222           2            2
           Shares redeemed..........      --          --             (121)        (353)     --          --
                                      ----------  -----------  ----------  -----------  ----------  -----------
           Net Increase
            (Decrease)..............           8  $        10      36,586  $   106,955           2  $         2
                                      ==========  ===========  ==========  ===========  ==========  ===========

______________________________________ 96 ______________________________________

                                         HARTFORD BOND HLS     HARTFORD MORTGAGE SECURITIES   HARTFORD MONEY MARKET HLS
                                            FUND, INC.                HLS FUND, INC.                 FUND, INC.
                                      -----------------------  -----------------------------  -------------------------
                                        SHARES      AMOUNT        SHARES          AMOUNT        SHARES        AMOUNT
                                      ----------  -----------  -------------  --------------  -----------  ------------
           CLASS IB
           Shares sold..............      12,086  $    12,743            9     $        10        13,572   $    13,572
           Shares issued on
            reinvestment of
            distributions...........         886          884      --              --                266           266
           Shares redeemed..........      (1,948)      (2,053)     --              --             (7,213)       (7,213)
                                      ----------  -----------   ----------     -----------    ----------   -----------
           Net Increase
            (Decrease)..............      11,024  $    11,574            9     $        10         6,625   $     6,625
                                      ==========  ===========   ==========     ===========    ==========   ===========

       pDue to the presentation of the financial statements in thousands, the number of shares and amounts round to zero.

 10.  LINE OF CREDIT:

      The Funds, except for Hartford Money Market HLS Fund, Inc., participate in a $500,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. During the year ended December 31, 2000, the Funds did not have any borrowings under this facility.

 11.  REVERSE STOCK SPLIT FOR CLASS B:

      On September 17, 1999, a reverse stock split was declared for the Class B shares of certain Funds, using the following reverse split percentages:


                                                               REVERSE SPLIT
           FUND                                                PERCENTAGE
           --------------------------------------------------  -------------
           Hartford Small Company HLS Fund, Inc..............    74.613827%
           Hartford Capital Appreciation HLS Fund, Inc.......    15.418052
           Hartford International Opportunities HLS
            Fund, Inc........................................    71.625006
           Hartford Stock HLS Fund, Inc......................     9.265642
           Hartford Dividend and Growth HLS Fund, Inc........    44.378756
           Hartford Advisers HLS Fund, Inc...................    29.667722
           Hartford Bond HLS Fund, Inc.......................    93.065183

______________________________________ 97 ______________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                 -- SELECTED PER-SHARE DATA(4) --
                           ----------------------------------------------------------------------------
                                                   NET REALIZED
                                                       AND
                           NET ASSET      NET       UNREALIZED               DIVIDENDS     DIVIDENDS
                            VALUE AT   INVESTMENT      GAIN      TOTAL FROM   FROM NET    IN EXCESS OF
                           BEGINNING     INCOME     (LOSS) ON    INVESTMENT  INVESTMENT  NET INVESTMENT
                           OF PERIOD     (LOSS)    INVESTMENTS   OPERATIONS    INCOME        INCOME
                           ----------  ----------  ------------  ----------  ----------  --------------
HARTFORD GLOBAL HEALTH
 HLS FUND
  From inception, May 1,
   2000, through
   December 31, 2000
  Class IA...............    $1.000     $ 0.003      $ 0.477      $ 0.480     $(0.003)      $--
  Class IB...............     1.000       0.003        0.475        0.478      (0.002)       --

HARTFORD GLOBAL
 TECHNOLOGY HLS FUND
  From inception, May 1,
   2000, through
   December 31, 2000
  Class IA...............     1.000      (0.001)      (0.362)      (0.363)      --           --
  Class IB...............     1.000      (0.001)      (0.363)      (0.364)      --           --

HARTFORD SMALL COMPANY
 HLS FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............     2.188       0.003       (0.254)      (0.251)      --           --
  Class IB...............     2.187       0.003       (0.257)      (0.254)      --           --
  For the Year Ended
   December 31, 1999
  Class IA...............     1.321      (0.005)       0.875        0.870       --           --
  Class IB...............     1.323(6)   (0.004)(6)     0.871(6)    0.867(6)    --   (6)     --    (6)
  For the Year Ended
   December 31, 1998
  Class IA...............     1.202      (0.002)       0.141        0.139       --           --
  From inception,
   April 1, 1998, through
   December 31, 1998
  Class IB...............     1.340(6)   (0.002)(6)    (0.015)(6)   (0.017)(6)    --   (6)     --    (6)
  For the Year Ended
   December 31
  1997...................     1.069       0.001        0.195        0.196      (0.001)       --
  From inception,
   August 9, 1996,
   through December 31,
   1996..................     1.000       0.002        0.069        0.071      (0.002)       --

HARTFORD CAPITAL
 APPRECIATION HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............     6.095       0.041        0.757        0.798      (0.039)       --
  Class IB...............     6.098      (0.077)       0.864        0.787      (0.034)       --
  For the Year Ended
   December 31, 1999
  Class IA...............     4.759       0.023        1.643        1.666      (0.018)       --
  Class IB...............     6.437(6)    0.150(6)     1.503(6)     1.653(6)   (0.013)(6)     --    (6)
  For the Year Ended
   December 31, 1998
  Class IA...............     4.410       0.025        0.525        0.550      (0.026)       --
  From inception,
   April 1, 1998, through
   December 31, 1998
  Class IB...............     6.486(6)    0.013(6)     0.094(6)     0.107(6)   (0.156)(6)     --    (6)
  For the Year Ended
   December 31
  1997...................     3.914       0.020        0.794        0.814      (0.022)       --
  1996...................     3.490       0.022        0.655        0.677      (0.025)       --

HARTFORD MIDCAP HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............     2.053      (0.001)       0.518        0.517       --           --
  Class IB...............     2.053      (0.001)       0.513        0.512       --           --
  For the Year Ended
   December 31, 1999
  Class IA...............     1.439       --           0.725        0.725       --           --
  From inception,
   November 9, 1999,
   through December 31,
   1999
  Class IB...............     1.758       --           0.373        0.373       --           --
  For the Year Ended
   December 31
  1998...................     1.137      (0.001)       0.303        0.302       --           --
  From inception,
   July 15, 1997, through
   December 31, 1997.....     1.000       0.001        0.137        0.138      (0.001)       --

HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............     1.876       0.018       (0.314)      (0.296)     (0.023)       --
  Class IB...............     1.876       0.025       (0.324)      (0.299)     (0.019)       --
  For the Year Ended
   December 31, 1999
  Class IA...............     1.355       0.019        0.520        0.539      (0.018)       --
  Class IB...............     1.357(6)    0.017(6)     0.519(6)     0.536(6)   (0.017)(6)     --    (6)
  For the Year Ended
   December 31, 1998
  Class IA...............     1.294       0.021        0.147        0.168      (0.019)       --
  From inception,
   April 1, 1998, through
   December 31, 1998
  Class IB...............     1.396(6)    0.004(6)    (0.021)(6)   (0.017)(6)   (0.022)(6)     --    (6)
  For the Year Ended
   December 31
  1997...................     1.407       0.022       (0.019)       0.003      (0.012)       --
  1996...................     1.306       0.023        0.140        0.163      (0.025)       --

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective September 17, 1999 (See Note 11).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.
______________________________________ 98 ______________________________________

                                                 -- SELECTED PER-SHARE DATA --
                           --------------------------------------------------------------------------

                           DISTRIBUTIONS
                              FROM NET                                                      NET ASSET
                              REALIZED                                     NET INCREASE     VALUE AT
                              GAINS ON     DISTRIBUTIONS      TOTAL        (DECREASE) IN       END
                            INVESTMENTS    FROM CAPITAL   DISTRIBUTIONS   NET ASSET VALUE   OF PERIOD
                           --------------  -------------  -------------  -----------------  ---------
HARTFORD GLOBAL HEALTH
 HLS FUND
  From inception, May 1,
   2000, through
   December 31, 2000
  Class IA...............     $(0.035)        $--            $(0.038)         $ 0.442        $1.442
  Class IB...............      (0.035)         --             (0.037)           0.441         1.441

HARTFORD GLOBAL
 TECHNOLOGY HLS FUND
  From inception, May 1,
   2000, through
   December 31, 2000
  Class IA...............      --              --             --               (0.363)        0.637
  Class IB...............      --              --             --               (0.364)        0.636

HARTFORD SMALL COMPANY
 HLS FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............      (0.250)         --             (0.250)          (0.501)        1.687
  Class IB...............      (0.250)         --             (0.250)          (0.504)        1.683
  For the Year Ended
   December 31, 1999
  Class IA...............      (0.003)         --             (0.003)           0.867         2.188
  Class IB...............      (0.003)(6)      --    (6)      (0.003)(6)        0.864(6)      2.187(6)
  For the Year Ended
   December 31, 1998
  Class IA...............      (0.020)         --             (0.020)           0.119         1.321
  From inception,
   April 1, 1998, through
   December 31, 1998
  Class IB...............      --    (6)       --    (6)      --    (6)        (0.017)(6)     1.323(6)
  For the Year Ended
   December 31
  1997...................      (0.062)         --             (0.063)           0.133         1.202
  From inception,
   August 9, 1996,
   through December 31,
   1996..................      --              --             (0.002)           0.069         1.069

HARTFORD CAPITAL
 APPRECIATION HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............      (0.928)         --             (0.967)          (0.169)        5.926
  Class IB...............      (0.928)         --             (0.962)          (0.175)        5.923
  For the Year Ended
   December 31, 1999
  Class IA...............      (0.312)         --             (0.330)           1.336         6.095
  Class IB...............      (1.979)(6)      --    (6)      (1.992)(6)       (0.339)(6)     6.098(6)
  For the Year Ended
   December 31, 1998
  Class IA...............      (0.175)         --             (0.201)           0.349         4.759
  From inception,
   April 1, 1998, through
   December 31, 1998
  Class IB...............      --    (6)       --    (6)      (0.156)(6)       (0.049)(6)     6.437(6)
  For the Year Ended
   December 31
  1997...................      (0.296)         --             (0.318)           0.496         4.410
  1996...................      (0.228)         --             (0.253)           0.424         3.914

HARTFORD MIDCAP HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............      (0.103)         --             (0.103)           0.414         2.467
  Class IB...............      (0.103)         --             (0.103)           0.409         2.462
  For the Year Ended
   December 31, 1999
  Class IA...............      (0.111)         --             (0.111)           0.614         2.053
  From inception,
   November 9, 1999,
   through December 31,
   1999
  Class IB...............      (0.078)         --             (0.078)           0.295         2.053
  For the Year Ended
   December 31
  1998...................      --              --             --                0.302         1.439
  From inception,
   July 15, 1997, through
   December 31, 1997.....      --              --             (0.001)           0.137         1.137

HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............      (0.193)         --             (0.216)          (0.512)        1.364
  Class IB...............      (0.193)         --             (0.212)          (0.511)        1.365
  For the Year Ended
   December 31, 1999
  Class IA...............      --              --             (0.018)           0.521         1.876
  Class IB...............      --    (6)       --    (6)      (0.017)(6)        0.519(6)      1.876(6)
  For the Year Ended
   December 31, 1998
  Class IA...............      (0.088)         --             (0.107)           0.061         1.355
  From inception,
   April 1, 1998, through
   December 31, 1998
  Class IB...............      --    (6)       --    (6)      (0.022)(6)       (0.039)(6)     1.357(6)
  For the Year Ended
   December 31
  1997...................      (0.104)         --             (0.116)          (0.113)        1.294
  1996...................      (0.037)         --             (0.062)           0.101         1.407

                                              -- RATIOS AND SUPPLEMENTAL DATA --
                           -------------------------------------------------------------------------
                                                       RATIO OF    RATIO OF     RATIO OF
                                        NET ASSETS     EXPENSES    EXPENSES       NET
                                        AT END OF     TO AVERAGE  TO AVERAGE   INVESTMENT
                                          PERIOD      NET ASSETS  NET ASSETS     INCOME    PORTFOLIO
                             TOTAL       ($000'S        AFTER       BEFORE     TO AVERAGE  TURNOVER
                            RETURN       OMITTED)      WAIVERS      WAIVERS    NET ASSETS   RATE(7)
                           ---------  --------------  ----------  -----------  ----------  ---------
HARTFORD GLOBAL HEALTH
 HLS FUND
  From inception, May 1,
   2000, through
   December 31, 2000
  Class IA...............     48.18%(2)   $  123,533       0.90%(1)      0.90%(1)      0.59%(1)     46.1%
  Class IB...............     48.00(2)        9,347        1.08(1)      1.15(1)      0.41(1)     46.1
HARTFORD GLOBAL
 TECHNOLOGY HLS FUND
  From inception, May 1,
   2000, through
   December 31, 2000
  Class IA...............    (37.37)(2)       71,276       0.92(1)      0.92(1)     (0.44)(1)    149.9
  Class IB...............    (37.45)         7,340         1.10(1)      1.17(1)     (0.62)(1)    149.9
HARTFORD SMALL COMPANY
 HLS FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............    (13.12)       908,886         0.74        0.74       --          194.5
  Class IB...............    (13.28)        40,967         0.92        0.99        (0.18)     194.5
  For the Year Ended
   December 31, 1999
  Class IA...............     65.83        757,302         0.78        0.78        (0.45)     181.3
  Class IB...............     65.54         10,200         0.96        1.03        (0.63)     181.3
  For the Year Ended
   December 31, 1998
  Class IA...............     11.62        350,734         0.77        0.77        (0.24)     235.7
  From inception,
   April 1, 1998, through
   December 31, 1998
  Class IB...............     (1.30)(2)          696       0.95(1)      0.95(1)     (0.46)(1)    235.7
  For the Year Ended
   December 31
  1997...................     18.38        210,769         0.77        0.77         0.08      222.2
  From inception,
   August 9, 1996,
   through December 31,
   1996..................      7.15(2)       42,812        0.72(1)      0.88(1)      0.31(1)(3)     31.8
HARTFORD CAPITAL
 APPRECIATION HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............     13.22      9,581,898         0.66        0.66         0.64      108.2
  Class IB...............     13.02        136,058         0.84        0.91         0.46      108.2
  For the Year Ended
   December 31, 1999
  Class IA...............     37.46      7,963,003         0.66        0.66         0.46       66.4
  Class IB...............     37.21         22,993         0.84        0.91         0.28       66.4
  For the Year Ended
   December 31, 1998
  Class IA...............     15.48      5,807,480         0.64        0.64         0.59       51.2
  From inception,
   April 1, 1998, through
   December 31, 1998
  Class IB...............      1.65(2)        5,942        0.82(1)      0.82(1)      0.30(1)     51.2
  For the Year Ended
   December 31
  1997...................     22.34      4,802,992         0.64        0.64         0.44       57.6
  1996...................     20.70      3,386,670         0.65        0.65         0.60       85.4
HARTFORD MIDCAP HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............     25.42      1,774,047         0.72        0.72        (0.08)     137.6
  Class IB...............     25.20         50,747         0.90        0.97        (0.26)     137.6
  For the Year Ended
   December 31, 1999
  Class IA...............     51.81        672,678         0.79        0.79        (0.15)     120.7
  From inception,
   November 9, 1999,
   through December 31,
   1999
  Class IB...............     21.39(2)           36        0.97(1)      1.04(1)     (0.32)(1)    120.7
  For the Year Ended
   December 31
  1998...................     26.57        143,494         0.79        0.79        (0.15)     134.1
  From inception,
   July 15, 1997, through
   December 31, 1997.....     13.81(2)       27,589        0.46(1)      0.86(1)      0.45(1)(3)     46.1
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............    (17.10)     1,326,609         0.78        0.78         1.16      158.8
  Class IB...............    (17.25)        18,682         0.96        1.03         0.98      158.8
  For the Year Ended
   December 31, 1999
  Class IA...............     39.86      1,574,836         0.78        0.78         1.20      133.2
  Class IB...............     39.61          3,203         0.96        1.03         1.02      133.2
  For the Year Ended
   December 31, 1998
  Class IA...............     13.16      1,196,694         0.77        0.77         1.51      157.4
  From inception,
   April 1, 1998, through
   December 31, 1998
  Class IB...............     (1.13)(2)          663       0.94(1)      0.94(1)      0.71(1)    157.4
  For the Year Ended
   December 31
  1997...................      0.34      1,092,946         0.77        0.77         1.48       72.7
  1996...................     12.93        996,543         0.79        0.79         1.74       70.0

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective September 17, 1999 (See Note 11).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

______________________________________ 99 ______________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                 -- SELECTED PER-SHARE DATA(4) --
                           ----------------------------------------------------------------------------
                                                   NET REALIZED
                                                       AND
                           NET ASSET      NET       UNREALIZED               DIVIDENDS     DIVIDENDS
                            VALUE AT   INVESTMENT      GAIN      TOTAL FROM   FROM NET    IN EXCESS OF
                           BEGINNING     INCOME     (LOSS) ON    INVESTMENT  INVESTMENT  NET INVESTMENT
                           OF PERIOD     (LOSS)    INVESTMENTS   OPERATIONS    INCOME        INCOME
                           ----------  ----------  ------------  ----------  ----------  --------------
HARTFORD GLOBAL LEADERS
 HLS FUND
  For the Year Ended
   December 31, 2000
  Class IA...............   $ 1.913     $ 0.008      $(0.142)     $(0.134)    $(0.009)      $--
  Class IB...............     1.912      (0.006)      (0.130)      (0.136)     (0.008)       --
  For the Year Ended
   December 31, 1999
  Class IA...............     1.285       0.003        0.642        0.645      (0.003)       --
  Class IB...............     1.285       0.007        0.634        0.641       --           --
  From inception,
   September 30, 1998,
   through December 31,
   1998
  Class IA...............     1.000       0.001        0.318        0.319      (0.002)       --
  Class IB...............     1.000       0.002        0.316        0.318      (0.001)       --
HARTFORD STOCK HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............     7.147       0.039       (0.500)      (0.461)     (0.041)       --
  Class IB...............     7.151       0.074       (0.547)      (0.473)     (0.034)       --
  For the Year Ended
   December 31, 1999
  Class IA...............     6.562       0.050        1.143        1.193      (0.049)       --
  Class IB...............    11.884(6)    0.021(6)     1.200(6)     1.221(6)   (0.056)(6)     --    (6)
  For the Year Ended
   December 31, 1998
  Class IA...............     5.123       0.051        1.622        1.673      (0.050)       --
  From inception,
   April 1, 1998, through
   December 31, 1998
  Class IB...............    10.793(6)    0.043(6)     1.565(6)     1.608(6)   (0.517)(6)     --    (6)
  For the Year Ended
   December 31
  1997...................     4.143       0.050        1.196        1.246      (0.049)       --
  1996...................     3.527       0.060        0.763        0.823      (0.059)       --
HARTFORD GROWTH AND
 INCOME HLS FUND
  For the Year Ended
   December 31, 2000
  Class IA...............     1.432       0.005       (0.085)      (0.080)     (0.005)       --
  Class IB...............     1.430      (0.008)      (0.074)      (0.082)     (0.004)       --
  For the Year Ended
   December 31, 1999
  Class IA...............     1.186       0.004        0.255        0.259      (0.004)       --
  Class IB...............     1.185       0.006        0.250        0.256      (0.002)       --
  From inception,
   May 31, 1998, through
   December 31, 1998
  Class IA...............     1.000       0.005        0.185        0.190      (0.004)       --
  Class IB...............     1.000       0.009        0.179        0.188      (0.003)       --
HARTFORD DIVIDEND AND
 GROWTH HLS FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............     2.149       0.035        0.178        0.213      (0.034)       --
  Class IB...............     2.151       0.040        0.169        0.209      (0.032)       --
  For the Year Ended
   December 31, 1999
  Class IA...............     2.160       0.034        0.075        0.109      (0.035)       --
  Class IB...............     2.267(6)    0.024(6)     0.077(6)     0.101(6)   (0.034)(6)     --    (6)
  For the Year Ended
   December 31, 1998
  Class IA...............     1.952       0.033        0.280        0.313      (0.035)       --
  From inception,
   April 1, 1998, through
   December 31, 1998
  Class IB...............     2.253(6)    0.016(6)     0.068(6)     0.084(6)   (0.070)(6)     --    (6)
  For the Year Ended
   December 31
  1997...................     1.547       0.035        0.445        0.480      (0.031)       --
  1996...................     1.317       0.034        0.258        0.292      (0.034)       --
HARTFORD INDEX HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............     4.189       0.030       (0.424)      (0.394)     (0.031)       --
  Class IB...............     4.189       0.037       (0.439)      (0.402)     (0.028)       --
  For the Year Ended
   December 31, 1999
  Class IA...............     3.570       0.034        0.685        0.719      (0.040)       --
  From inception,
   November 9, 1999,
   through December 31,
   1999
  Class IB...............     3.922       0.004        0.298        0.302      (0.032)       --
  For the Year Ended
   December 31
  1998...................     2.878       0.032        0.759        0.791      (0.027)       --
  1997...................     2.382       0.035        0.692        0.727      (0.035)       --
  1996...................     2.028       0.044        0.393        0.437      (0.044)       --
HARTFORD INTERNATIONAL
 ADVISERS HLS FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............     1.397       0.046       (0.134)      (0.088)     (0.071)       --
  Class IB...............     1.397       0.048       (0.138)      (0.090)     (0.071)       --
  For the Year Ended
   December 31, 1999
  Class IA...............     1.155       0.040        0.227        0.267      (0.025)       --
  From inception,
   November 9, 1999,
   through December 31,
   1999
  Class IB...............     1.300       0.004        0.118        0.122      (0.025)       --
  For the Year Ended
   December 31
  1998...................     1.175       0.064        0.082        0.146      (0.039)       (0.006)
  1997...................     1.167       0.056        0.006        0.062      (0.050)       --
  1996...................     1.109       0.040        0.093        0.133      (0.051)       --

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective September 17, 1999 (See Note 11).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.
______________________________________ 100 _____________________________________

                                                 -- SELECTED PER-SHARE DATA --
                           --------------------------------------------------------------------------

                           DISTRIBUTIONS
                              FROM NET                                                      NET ASSET
                              REALIZED                                     NET INCREASE     VALUE AT
                              GAINS ON     DISTRIBUTIONS      TOTAL        (DECREASE) IN       END
                            INVESTMENTS    FROM CAPITAL   DISTRIBUTIONS   NET ASSET VALUE   OF PERIOD
                           --------------  -------------  -------------  -----------------  ---------
HARTFORD GLOBAL LEADERS
 HLS FUND
  For the Year Ended
   December 31, 2000
  Class IA...............     $(0.011)        $--            $(0.020)         $(0.154)       $1.759
  Class IB...............      (0.011)         --             (0.019)          (0.155)        1.757
  For the Year Ended
   December 31, 1999
  Class IA...............      (0.014)         --             (0.017)           0.628         1.913
  Class IB...............      (0.014)         --             (0.014)           0.627         1.912
  From inception,
   September 30, 1998,
   through December 31,
   1998
  Class IA...............      (0.032)         --             (0.034)           0.285         1.285
  Class IB...............      (0.032)         --             (0.033)           0.285         1.285
HARTFORD STOCK HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............      (0.765)         --             (0.806)          (1.267)        5.880
  Class IB...............      (0.765)         --             (0.799)          (1.272)        5.879
  For the Year Ended
   December 31, 1999
  Class IA...............      (0.559)         --             (0.608)           0.585         7.147
  Class IB...............      (5.898)(6)      --    (6)      (5.954)(6)       (4.733)(6)     7.151(6)
  For the Year Ended
   December 31, 1998
  Class IA...............      (0.184)         --             (0.234)           1.439         6.562
  From inception,
   April 1, 1998, through
   December 31, 1998
  Class IB...............      --    (6)       --    (6)      (0.517)(6)        1.091(6)     11.884(6)
  For the Year Ended
   December 31
  1997...................      (0.217)         --             (0.266)           0.980         5.123
  1996...................      (0.148)         --             (0.207)           0.616         4.143
HARTFORD GROWTH AND
 INCOME HLS FUND
  For the Year Ended
   December 31, 2000
  Class IA...............      (0.021)         --             (0.026)          (0.106)        1.326
  Class IB...............      (0.021)         --             (0.025)          (0.107)        1.323
  For the Year Ended
   December 31, 1999
  Class IA...............      (0.009)         --             (0.013)           0.246         1.432
  Class IB...............      (0.009)         --             (0.011)           0.245         1.430
  From inception,
   May 31, 1998, through
   December 31, 1998
  Class IA...............      --              --             (0.004)           0.186         1.186
  Class IB...............      --              --             (0.003)           0.185         1.185
HARTFORD DIVIDEND AND
 GROWTH HLS FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............      (0.204)         --             (0.238)          (0.025)        2.124
  Class IB...............      (0.204)         --             (0.236)          (0.027)        2.124
  For the Year Ended
   December 31, 1999
  Class IA...............      (0.085)         --             (0.120)          (0.011)        2.149
  Class IB...............      (0.183)(6)      --    (6)      (0.217)(6)       (0.116)(6)     2.151(6)
  For the Year Ended
   December 31, 1998
  Class IA...............      (0.070)         --             (0.105)           0.208         2.160
  From inception,
   April 1, 1998, through
   December 31, 1998
  Class IB...............      --    (6)       --    (6)      (0.070)(6)        0.014(6)      2.267(6)
  For the Year Ended
   December 31
  1997...................      (0.044)         --             (0.075)           0.405         1.952
  1996...................      (0.028)         --             (0.062)           0.230         1.547
HARTFORD INDEX HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............      (0.039)         --             (0.070)          (0.464)        3.725
  Class IB...............      (0.039)         --             (0.067)          (0.469)        3.720
  For the Year Ended
   December 31, 1999
  Class IA...............      (0.060)         --             (0.100)           0.619         4.189
  From inception,
   November 9, 1999,
   through December 31,
   1999
  Class IB...............      (0.003)         --             (0.035)           0.267         4.189
  For the Year Ended
   December 31
  1998...................      (0.072)         --             (0.099)           0.692         3.570
  1997...................      (0.196)         --             (0.231)           0.496         2.878
  1996...................      (0.039)         --             (0.083)           0.354         2.382
HARTFORD INTERNATIONAL
 ADVISERS HLS FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............      (0.089)         --             (0.160)          (0.248)        1.149
  Class IB...............      (0.089)         --             (0.160)          (0.250)        1.147
  For the Year Ended
   December 31, 1999
  Class IA...............      --              --             (0.025)           0.242         1.397
  From inception,
   November 9, 1999,
   through December 31,
   1999
  Class IB...............      --              --             (0.025)           0.097         1.397
  For the Year Ended
   December 31
  1998...................      (0.032)         (0.089)        (0.166)          (0.020)        1.155
  1997...................      (0.004)         --             (0.054)           0.008         1.175
  1996...................      (0.024)         --             (0.075)           0.058         1.167

                                              -- RATIOS AND SUPPLEMENTAL DATA --
                           ------------------------------------------------------------------------
                                                      RATIO OF    RATIO OF     RATIO OF
                                       NET ASSETS     EXPENSES    EXPENSES       NET
                                       AT END OF     TO AVERAGE  TO AVERAGE   INVESTMENT
                                         PERIOD      NET ASSETS  NET ASSETS     INCOME    PORTFOLIO
                            TOTAL       ($000'S        AFTER       BEFORE     TO AVERAGE  TURNOVER
                            RETURN      OMITTED)      WAIVERS      WAIVERS    NET ASSETS   RATE(7)
                           --------  --------------  ----------  -----------  ----------  ---------
HARTFORD GLOBAL LEADERS
 HLS FUND
  For the Year Ended
   December 31, 2000
  Class IA...............    (7.06)%   $  572,517         0.81%       0.81%        0.63%     366.6%
  Class IB...............    (7.22)        25,869         0.99        1.06         0.45      366.6
  For the Year Ended
   December 31, 1999
  Class IA...............    50.37        179,675         0.86        0.91         0.54(3)    207.4
  Class IB...............    50.11             69         1.04        1.16         0.36(3)    207.4
  From inception,
   September 30, 1998,
   through December 31,
   1998
  Class IA...............    31.88(2)        5,761        0.89(1)      1.46(1)      0.63(1)(3)     47.9
  Class IB...............    31.82(2)           39        0.98(1)      1.55(1)      0.59(1)(3)     47.9
HARTFORD STOCK HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............    (7.04)     9,590,018         0.48        0.48         0.64       40.2
  Class IB...............    (7.21)       136,077         0.66        0.73         0.46       40.2
  For the Year Ended
   December 31, 1999
  Class IA...............    19.78      9,400,385         0.48        0.48         0.80       38.5
  Class IB...............    19.57         47,439         0.66        0.73         0.62       38.5
  For the Year Ended
   December 31, 1998
  Class IA...............    33.47      7,183,046         0.46        0.46         0.95       27.1
  From inception,
   April 1, 1998, through
   December 31, 1998
  Class IB...............    14.91(2)       10,167        0.65(1)      0.65(1)      0.73(1)     27.1
  For the Year Ended
   December 31
  1997...................    31.38      4,713,322         0.45        0.45         1.11       31.6
  1996...................    24.37      2,994,209         0.46        0.46         1.59       42.3
HARTFORD GROWTH AND
 INCOME HLS FUND
  For the Year Ended
   December 31, 2000
  Class IA...............    (5.64)       379,905         0.79        0.79         0.41       72.8
  Class IB...............    (5.81)        14,898         0.97        1.04         0.23       72.8
  For the Year Ended
   December 31, 1999
  Class IA...............    21.82        201,857         0.82        0.82         0.63       53.8
  Class IB...............    21.61             14         1.00        1.07         0.45       53.8
  From inception,
   May 31, 1998, through
   December 31, 1998
  Class IA...............    19.05(2)       25,312        0.28(1)      0.84(1)      1.42(1)(3)     29.6
  Class IB...............    18.82(2)           11        0.44(1)      1.00(1)      1.34(1)(3)     29.6
HARTFORD DIVIDEND AND
 GROWTH HLS FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............    10.95      3,189,857         0.68        0.68         1.70       59.4
  Class IB...............    10.75         35,415         0.86        0.93         1.52       59.4
  For the Year Ended
   December 31, 1999
  Class IA...............     5.31      3,207,733         0.68        0.68         1.60       55.9
  Class IB...............     5.12         16,087         0.86        0.93         1.42       55.9
  For the Year Ended
   December 31, 1998
  Class IA...............    16.42(2)    3,031,293        0.66        0.66         1.81       48.2
  From inception,
   April 1, 1998, through
   December 31, 1998
  Class IB...............     3.67(2)        8,600        0.85(1)      0.85(1)      1.57(1)     48.2
  For the Year Ended
   December 31
  1997...................    31.89      1,994,653         0.68        0.68         2.21       34.2
  1996...................    22.91        879,980         0.73        0.73         2.52       56.9
HARTFORD INDEX HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............    (9.50)     2,387,000         0.43        0.43         0.75        6.7
  Class IB...............    (9.66)        16,272         0.61        0.68         0.57        6.7
  For the Year Ended
   December 31, 1999
  Class IA...............    20.49      2,581,436         0.43        0.43         0.95        2.8
  From inception,
   November 9, 1999,
   through December 31,
   1999
  Class IB...............     7.73(2)           11        0.61(1)      0.68(1)      0.77(1)      2.8
  For the Year Ended
   December 31
  1998...................    28.06      1,846,117         0.40        0.40         1.21        4.5
  1997...................    32.61      1,123,455         0.39        0.39         1.52        5.7
  1996...................    22.09        621,065         0.39        0.39         2.07       19.3
HARTFORD INTERNATIONAL
 ADVISERS HLS FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............    (6.63)       384,648         0.85        0.85         2.72      184.0
  Class IB...............    (6.80)         4,800         1.03        1.10         2.54      184.0
  For the Year Ended
   December 31, 1999
  Class IA...............    23.16        396,147         0.85        0.85         2.59      141.5
  From inception,
   November 9, 1999,
   through December 31,
   1999
  Class IB...............     9.35(2)           11        1.03(1)      1.10(1)      2.42(1)    141.5
  For the Year Ended
   December 31
  1998...................    13.35        285,853         0.86        0.86         2.77      161.1
  1997...................     5.52        207,582         0.87        0.87         3.08      162.5
  1996...................    12.25        104,486         0.96        0.96         3.24       95.2

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective September 17, 1999 (See Note 11).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

______________________________________ 101 _____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                 -- SELECTED PER-SHARE DATA(4) --
                           ----------------------------------------------------------------------------
                                                   NET REALIZED
                                                       AND
                           NET ASSET      NET       UNREALIZED               DIVIDENDS     DIVIDENDS
                            VALUE AT   INVESTMENT      GAIN      TOTAL FROM   FROM NET    IN EXCESS OF
                           BEGINNING     INCOME     (LOSS) ON    INVESTMENT  INVESTMENT  NET INVESTMENT
                           OF PERIOD     (LOSS)    INVESTMENTS   OPERATIONS    INCOME        INCOME
                           ----------  ----------  ------------  ----------  ----------  --------------
HARTFORD ADVISERS HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............    $2.965      $0.068      $(0.088)     $(0.020)    $(0.023)      $--
  Class IB...............     2.966       0.074       (0.098)      (0.024)     (0.022)       --
  For the Year Ended
   December 31, 1999
  Class IA...............     2.985       0.068        0.221        0.289      (0.063)       --
  Class IB...............     3.577(6)    0.061(6)     0.221(6)     0.282(6)   (0.064)(6)     --    (6)
  For the Year Ended
   December 31, 1998
  Class IA...............     2.527       0.061        0.546        0.607      (0.060)       --
  From inception,
   April 1, 1998, through
   December 31, 1998
  Class IB...............     3.371(6)    0.034(6)     0.367(6)     0.401(6)   (0.195)(6)     --    (6)
  For the Year Ended
   December 31
  1997...................     2.169       0.056        0.455        0.511      (0.055)       --
  1996...................     1.958       0.059        0.255        0.314      (0.059)       --

HARTFORD HIGH YIELD HLS
 FUND
  For the Year Ended
   December 31, 2000
  Class IA...............     1.005       0.078       (0.068)       0.010      (0.076)       --
  Class IB...............     1.005       0.004        0.004        0.008      (0.075)       --
  For the Year Ended
   December 31, 1999
  Class IA...............     1.017       0.060       (0.013)       0.047      (0.059)       --
  Class IB...............     1.017       0.085       (0.039)       0.046      (0.058)       --
  From inception,
   September 21, 1998,
   through December 31,
   1998
  Class IA...............     1.000       0.019        0.017        0.036      (0.019)       --
  Class IB...............     1.000       0.022        0.014        0.036      (0.019)       --

HARTFORD BOND HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............     0.994       0.069        0.050        0.119      (0.005)       --
  Class IB...............     0.995       0.061        0.056        0.117      (0.005)       --
  For the Year Ended
   December 31, 1999
  Class IA...............     1.081       0.062       (0.084)      (0.022)     (0.058)       --
  Class IB...............     1.083(6)    0.061(6)    (0.084)(6)   (0.023)(6)   (0.057)(6)     --    (6)
  For the Year Ended
   December 31, 1998
  Class IA...............     1.050       0.053        0.032        0.085      (0.054)       --
  From inception,
   April 1, 1998, through
   December 31, 1998
  Class IB...............     1.075(6)    0.023(6)     0.040(6)     0.063(6)   (0.055)(6)     --    (6)
  For the Year Ended
   December 31
  1997...................     1.000       0.063        0.047        0.110      (0.060)       --
  1996...................     1.028       0.064       (0.029)       0.035      (0.063)       --

HARTFORD MORTGAGE
 SECURITIES HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............     1.039       0.075        0.032        0.107      (0.008)       --
  Class IB...............     1.039       0.078        0.027        0.105      (0.008)       --
  For the Year Ended
   December 31, 1999
  Class IA...............     1.085       0.068       (0.052)       0.016      (0.062)       --
  From inception,
   November 9, 1999,
   through December 31,
   1999
  Class IB...............     1.107       0.009       (0.016)      (0.007)     (0.061)       --
  For the Year Ended
   December 31
  1998...................     1.084       0.067        0.006        0.073      (0.067)       (0.003)
  1997...................     1.056       0.071        0.022        0.093      (0.065)       --
  1996...................     1.071       0.069       (0.018)       0.051      (0.066)       --

HARTFORD MONEY MARKET HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............     1.000       0.059       --            0.059      (0.059)       --
  Class IB...............     1.000       0.058       --            0.058      (0.058)       --
  For the Year Ended
   December 31, 1999
  Class IA...............     1.000       0.070       --            0.070      (0.070)       --
  Class IB...............     1.000       0.068       --            0.068      (0.068)       --
  For the Year Ended
   December 31, 1998
  Class IA...............     1.000       0.051       --            0.051      (0.051)       --
  From inception,
   April 1, 1998, through
   December 31, 1998
  Class IB...............     1.000       0.037       --            0.037      (0.037)       --
  For the Year Ended
   December 31
  1997...................     1.000       0.049       --            0.049      (0.049)       --
  1996...................     1.000       0.050       --            0.050      (0.050)       --

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective September 17, 1999 (See Note 11).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.
______________________________________ 102 _____________________________________

                                                 -- SELECTED PER-SHARE DATA --
                           --------------------------------------------------------------------------

                           DISTRIBUTIONS
                              FROM NET                                                      NET ASSET
                              REALIZED                                     NET INCREASE     VALUE AT
                              GAINS ON     DISTRIBUTIONS      TOTAL        (DECREASE) IN       END
                            INVESTMENTS    FROM CAPITAL   DISTRIBUTIONS   NET ASSET VALUE   OF PERIOD
                           --------------  -------------  -------------  -----------------  ---------
HARTFORD ADVISERS HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............     $(0.257)        $--            $(0.280)         $(0.300)       $2.665
  Class IB...............      (0.257)         --             (0.279)          (0.303)        2.663
  For the Year Ended
   December 31, 1999
  Class IA...............      (0.246)         --             (0.309)          (0.020)        2.965
  Class IB...............      (0.829)(6)      --    (6)      (0.893)(6)       (0.611)(6)     2.966(6)
  For the Year Ended
   December 31, 1998
  Class IA...............      (0.089)         --             (0.149)           0.458         2.985
  From inception,
   April 1, 1998, through
   December 31, 1998
  Class IB...............      --    (6)       --    (6)      (0.195)(6)        0.206(6)      3.577(6)
  For the Year Ended
   December 31
  1997...................      (0.098)         --             (0.153)           0.358         2.527
  1996...................      (0.044)         --             (0.103)           0.211         2.169

HARTFORD HIGH YIELD HLS
 FUND
  For the Year Ended
   December 31, 2000
  Class IA...............      --              --             (0.076)          (0.066)        0.939
  Class IB...............      --              --             (0.075)          (0.067)        0.938
  For the Year Ended
   December 31, 1999
  Class IA...............      --              --             (0.059)          (0.012)        1.005
  Class IB...............      --              --             (0.058)          (0.012)        1.005
  From inception,
   September 21, 1998,
   through December 31,
   1998
  Class IA...............      --              --             (0.019)           0.017         1.017
  Class IB...............      --              --             (0.019)           0.017         1.017

HARTFORD BOND HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............      --              --             (0.005)           0.114         1.108
  Class IB...............      --              --             (0.005)           0.112         1.107
  For the Year Ended
   December 31, 1999
  Class IA...............      (0.007)         --             (0.065)          (0.087)        0.994
  Class IB...............      (0.008)(6)      --    (6)      (0.065)(6)       (0.088)(6)     0.995(6)
  For the Year Ended
   December 31, 1998
  Class IA...............      --              --             (0.054)           0.031         1.081
  From inception,
   April 1, 1998, through
   December 31, 1998
  Class IB...............      --    (6)       --    (6)      (0.055)(6)        0.008(6)      1.083(6)
  For the Year Ended
   December 31
  1997...................      --              --             (0.060)           0.050         1.050
  1996...................      --              --             (0.063)          (0.028)        1.000

HARTFORD MORTGAGE
 SECURITIES HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............      --              --             (0.008)           0.099         1.138
  Class IB...............      --              --             (0.008)           0.097         1.136
  For the Year Ended
   December 31, 1999
  Class IA...............      --              --             (0.062)          (0.046)        1.039
  From inception,
   November 9, 1999,
   through December 31,
   1999
  Class IB...............      --              --             (0.061)          (0.068)        1.039
  For the Year Ended
   December 31
  1998...................      --              (0.002)        (0.072)           0.001         1.085
  1997...................      --              --             (0.065)           0.028         1.084
  1996...................      --              --             (0.066)          (0.015)        1.056

HARTFORD MONEY MARKET HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............      --              --             (0.059)         --              1.000
  Class IB...............      --              --             (0.058)         --              1.000
  For the Year Ended
   December 31, 1999
  Class IA...............      --              --             (0.070)         --              1.000
  Class IB...............      --              --             (0.068)         --              1.000
  For the Year Ended
   December 31, 1998
  Class IA...............      --              --             (0.051)         --              1.000
  From inception,
   April 1, 1998, through
   December 31, 1998
  Class IB...............      --              --             (0.037)         --              1.000
  For the Year Ended
   December 31
  1997...................      --              --             (0.049)         --              1.000
  1996...................      --              --             (0.050)         --              1.000

                                              -- RATIOS AND SUPPLEMENTAL DATA --
                           ------------------------------------------------------------------------
                                                      RATIO OF    RATIO OF     RATIO OF
                                       NET ASSETS     EXPENSES    EXPENSES       NET
                                       AT END OF     TO AVERAGE  TO AVERAGE   INVESTMENT
                                         PERIOD      NET ASSETS  NET ASSETS     INCOME    PORTFOLIO
                            TOTAL       ($000'S        AFTER       BEFORE     TO AVERAGE  TURNOVER
                            RETURN      OMITTED)      WAIVERS      WAIVERS    NET ASSETS   RATE(7)
                           --------  --------------  ----------  -----------  ----------  ---------
HARTFORD ADVISERS HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............    (0.75)%  $13,430,507         0.66%       0.66%        2.47%      40.4%
  Class IB...............    (0.92)       252,247         0.84        0.91         2.29       40.4
  For the Year Ended
   December 31, 1999
  Class IA...............    10.59     14,082,895         0.65        0.66         2.46       38.4
  Class IB...............    10.39        137,318         0.83        0.91         2.28       38.4
  For the Year Ended
   December 31, 1998
  Class IA...............    24.66     11,805,411         0.63        0.63         2.40       36.7
  From inception,
   April 1, 1998, through
   December 31, 1998
  Class IB...............    11.96(2)       34,714        0.83(1)      0.83(1)      2.22(1)     36.7
  For the Year Ended
   December 31
  1997...................    24.51      8,283,912         0.63        0.63         2.44       36.1
  1996...................    16.59      5,879,529         0.63        0.63         2.92       53.8
HARTFORD HIGH YIELD HLS
 FUND
  For the Year Ended
   December 31, 2000
  Class IA...............     1.03         66,104         0.81        0.81         9.15       69.4
  Class IB...............     0.85          2,497         0.99        1.06         8.97       69.4
  For the Year Ended
   December 31, 1999
  Class IA...............     4.70         52,731         0.72        0.84         8.36(3)     46.9
  Class IB...............     4.49            102         0.90        1.09         8.18(3)     46.9
  From inception,
   September 21, 1998,
   through December 31,
   1998
  Class IA...............     3.59(2)       14,482        0.35(1)      0.92(1)      8.04(1)(3)     15.4
  Class IB...............     3.53(2)          102        0.53(1)      1.10(1)      7.77(1)(3)     15.4
HARTFORD BOND HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............    11.99      1,033,043         0.52        0.52         6.54      168.5
  Class IB...............    11.79         31,551         0.70        0.77         6.36      168.5
  For the Year Ended
   December 31, 1999
  Class IA...............    (2.02)       978,861         0.52        0.52         6.09      110.7
  Class IB...............    (2.19)        15,818         0.70        0.77         5.91      110.7
  For the Year Ended
   December 31, 1998
  Class IA...............     8.15        902,480         0.50        0.50         5.86      122.3
  From inception,
   April 1, 1998, through
   December 31, 1998
  Class IB...............     5.89(2)        5,285        0.69(1)      0.69(1)      5.54(1)    122.3
  For the Year Ended
   December 31
  1997...................    11.35        552,870         0.51        0.51         6.58      112.9(5)
  1996...................     3.52        402,548         0.52        0.52         6.37      212.0
HARTFORD MORTGAGE
 SECURITIES HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............    10.28        310,825         0.48        0.48         6.43      534.3
  Class IB...............    10.08          1,148         0.66        0.73         6.25      534.3
  For the Year Ended
   December 31, 1999
  Class IA...............     1.52        339,767         0.48        0.48         5.98      472.0
  From inception,
   November 9, 1999,
   through December 31,
   1999
  Class IB...............     0.60(2)            9        0.66(1)      0.73(1)      5.80(1)    472.0
  For the Year Ended
   December 31
  1998...................     6.72        356,834         0.46        0.46         6.18      207.8
  1997...................     9.01        325,702         0.45        0.45         6.60       46.5(5)
  1996...................     5.07        325,495         0.45        0.45         6.67      201.0
HARTFORD MONEY MARKET HLS
 FUND, INC.
  For the Year Ended
   December 31, 2000
  Class IA...............     6.10      1,242,275         0.48        0.48         5.91      --
  Class IB...............     5.91         36,270         0.66        0.73         5.73      --
  For the Year Ended
   December 31, 1999
  Class IA...............     4.89      1,257,436         0.47        0.47         4.81      --
  Class IB...............     4.71          8,804         0.65        0.72         4.63      --
  For the Year Ended
   December 31, 1998
  Class IA...............     5.25        872,486         0.45        0.45         5.12      --
  From inception,
   April 1, 1998, through
   December 31, 1998
  Class IB...............     3.76(2)        2,179        0.64(1)      0.64(1)      4.81(1)    --
  For the Year Ended
   December 31
  1997...................     5.31        612,480         0.44        0.44         5.21      --
  1996...................     5.18        542,586         0.44        0.44         5.04      --

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective September 17, 1999 (See Note 11).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

______________________________________ 103 _____________________________________

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS
Fund, Inc.,
 Hartford MidCap HLS Fund, Inc., Hartford International Opportunities HLS
Fund, Inc.,
 Hartford Stock HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Bond HLS Fund, Inc.,
 Hartford Mortgage Securities HLS Fund, Inc., Hartford Money Market HLS
Fund, Inc. and
 Hartford Series Fund, Inc.:

We have audited the accompanying statements of net assets, including the statements of assets and liabilities, where presented, of Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Bond HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Money Market HLS Fund, Inc. and Hartford Series Fund, Inc. (consisting of Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund and Hartford High Yield HLS Fund) (all Maryland corporations) (the Funds) as of December 31, 2000, and the related statements of operations for the periods presented in the year then ended, the statements of changes in net assets for the periods presented in the two years then ended and the financial highlights for the periods presented in the five years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian bank. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2000, the results of their operations for the periods presented in the year then ended, the changes in their net assets for the periods presented in the two years then ended and the financial highlights for the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States.

Hartford, Connecticut                                        ARTHUR ANDERSEN LLP
February 7, 2001

______________________________________ 104 _____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
DECEMBER 31, 2000
($000 OMITTED)
TAX INFORMATION NOTICE: (UNAUDITED)
    For the year ended December 31, 2000, the following Funds distributed long-term capital gains dividends as follows:

         Hartford Small Company HLS Fund, Inc..............  $  14,444
         Hartford Capital Appreciation HLS Fund, Inc.......    761,363
         Hartford MidCap HLS Fund, Inc.....................     11,741
         Hartford International Opportunities HLS
          Fund, Inc........................................     96,247
         Hartford Stock HLS Fund, Inc......................    914,802
         Hartford Growth and Income HLS Fund...............      1,373
         Hartford Dividend and Growth HLS Fund, Inc........    261,157
         Hartford Index HLS Fund, Inc......................     24,255
         Hartford International Advisers HLS Fund, Inc.....     12,250
         Hartford Advisers HLS Fund, Inc...................  1,102,031

______________________________________ 105 _____________________________________

                                     [LOGO]

                        PRIVACY POLICY AND PRACTICES OF
                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                       AND ITS AFFILIATES (THE HARTFORD)

              APPLICABLE TO THE HARTFORD'S UNITED STATES CUSTOMERS

WE AT THE HARTFORD value our customers' trust and are committed to the responsible management, use and protection of personal information. All insurance companies must collect a certain amount of personal information to service customers and administer business. This notice describes our policy regarding the collection and disclosure of personal information.

    1) Personal information, as used in this notice, means information that identifies an individual personally and is not otherwise available to the public. It includes personal financial information such as credit history, income, financial benefits, policy or claim information. It also includes personal health information such as individual medical records or information about an illness, disability or injury.

    2) We collect personal information to support our normal business operations. We may obtain personal information directly from the customer, from customer-related transactions and from third parties, such as a consumer reporting agency. Personal information such as name, address, income, payment history or credit history are gathered from sources such as applications, transactions and consumer reports.

    3) The Hartford's employees have access to personal information in the course of doing their jobs, which includes underwriting policies, paying claims, developing new products or advising customers of our products and services.

    4) We may share personal financial information with our affiliates, such as insurance companies, banks, agents, brokerage firms and administrators.

    5) To service our customers and administer our business, we may also share information with unaffiliated third parties, including agents, brokerage firms, insurance companies, administrators and service providers and as otherwise permitted or required by law. In addition, we may share personal financial information with other unaffiliated third parties who are assisting us by performing services or functions, such as conducting surveys, marketing our products or services, or offering financial products or services under a joint agreement between us and one or more financial institutions.

    PRIOR TO SHARING PERSONAL FINANCIAL INFORMATION WITH UNAFFILIATED THIRD PARTIES, EXCEPT AS DESCRIBED IN THIS POLICY, WE WILL GIVE AFFECTED CUSTOMERS AN OPPORTUNITY TO DIRECT THAT SUCH INFORMATION NOT BE DISCLOSED.

    6) We may disclose personal health information with proper written authorization or as otherwise permitted or required by law.

    7) We use manual and electronic security procedures to maintain the confidentiality and integrity of personal information in our possession and guard against its unauthorized access. Some techniques we employ to protect information include locked files, user authentication, encryption, firewall technology and the use of detection software.

    We are responsible for identifying information that must be protected, providing an adequate level of protection for that data and granting access to protected data only to individuals who must use it in the performance of their job-related duties. Employees who violate our Privacy Policy will be subject to disciplinary action, which may include termination.

    8) We will continue to follow this policy regarding personal information even when a customer relationship no longer exists.

The Hartford will notify customers of our Privacy Policy at the inception of our business relationship and annually thereafter. The Privacy Policy is subject to change at any time. We will notify customers of any modifications at least annually.

______________________________________ 106 _____________________________________